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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

Item 1 - Reports to Shareholders

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Balanced Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Additional Information	24

Explanations of Charts, Tables and Financial Statements	25

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could their opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot

The portfolio combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio
manager

Gibson Smith

co-portfolio
manager

Performance Overview

Janus Aspen Balanced Portfolio's Institutional Shares and Service Shares advanced 6.32% and 6.21%, respectively, during the six-month period ended June 30, 2007, outpacing the internally calculated Balanced Index, a secondary benchmark of the Portfolio, which returned 4.29%. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Portfolio's primary benchmark, and 45% weighting in the Lehman Brothers Government/Credit Index, the Portfolio's other secondary benchmark, which returned 6.96% and 0.97%, respectively.

Economic Update

Equity markets worldwide rallied during much of the period, with many ending the period near record levels amid global economic strength, a positive environment for mergers and acquisitions (M&A) and private equity activity, and stronger-than-expected corporate earnings growth. Within the U.S., inflation continued to moderate, while employment growth remained firm and the economy showed signs of rebounding following what had been a slow start to 2007. Late in the second quarter, somewhat better-than-expected economic data and concerns that inflation might fail to moderate as expected helped spark a rise in long-term interest rates. As a result, the yield curve began to normalize, with long-term rates higher than short-term rates during the first half of the year.

Meanwhile, growing problems within the subprime mortgage market, persistent weakness in the housing sector and rising energy prices contributed to ongoing uncertainty over the near-term future of the U.S. economy. The Federal Reserve (Fed) confirmed its neutral posture on monetary policy and it seems less likely to cut the Fed Funds rate this year. Instead, the Fed opted to focus on longer-term inflation risks at its June meeting, rather than on moderating short-term inflation levels. The period closed with many loose ends, contributing to increased volatility in the equity markets. The uptick in volatility was not limited to the U.S., as markets across the globe experienced similar increases. This rise in global interest rates led to questions about whether the robust deal-making activity of the first half of the year could continue to provide key valuation support for equity prices worldwide.

Holdings in the Materials, Technology and Consumer Space Supported Performance

Portfolio performance for the period reflected solid stock selection, particularly in the information technology (IT), consumer staples and financials sectors. The Portfolio also benefited from its above-market weighting and stock selection in the materials sector – one of the strongest categories of the S&P 500® Index for the period.

The largest contributors among the equity holdings included Potash Corporation of Saskatchewan, Canada. The company holds much of the world's excess supply of potash, an important ingredient in fertilizer, which is in high demand given the growing need for agriculture land. Recently, the stock has gained additional support as the company has raised prices, improved its earnings guidance and doubled its shareholder dividends. Given our constructive outlook on the company's potential, we added modestly to our investment.

Other standouts included IT holdings such as Texas Instruments and Apple. Customers have begun to reward chipmaker Texas Instruments for its progress toward an asset-light business model that should help bolster earnings and returns on invested capital. Recently, Apple has benefited from strong quarterly financial results, as well as from high expectations surrounding the launch of the new iPhone. While we anticipate that the iPhone will likely win customers for Apple, our long-term thesis for Apple centers more on the company's prospective market share gains in the personal computer space.

Select Financial, Industrial and IT Stocks Detracted from Results

On a negative note, performance was hindered by weakness in industrial holdings. While negative performance was limited to only five stocks, the Portfolio's sector position failed to keep pace with the benchmark allocation. Additionally, a lack of exposure to the strong-performing utilities and telecommunications sectors also proved negative for the period

Merrill Lynch, the largest detractor, declined during the time period. First, it traded down in sympathy with other brokers during the market volatility in late February. It then rebounded, only to sell off again in June on subprime mortgage concerns that impacted most major investment banks' share prices. We held on to the majority of our position given what we see as promising growth initiatives underway at the company.

Meanwhile, gaming company Melco International declined on concerns over the delayed opening of its new Crown Casino – a misstep that might have caused short-term investors to exit the name. Nonetheless, we remain constructive on the long-term potential of this company and its foothold in Macau,

2 Janus Aspen Series June 30, 2007

(unaudited)

which we think will likely continue to emerge as the entertainment capital of Asia.

The Portfolio's technology stocks generally outperformed during the period. Nonetheless, our investment in Samsung Electronics proved a negative. The South Korean semiconductor manufacturer faced worries over demand and pricing trends in its flash memory business.

Fixed-Income Exposure Provided Mixed Results

Through much of the period, the Portfolio's fixed-income conservative posture – particularly its overweight exposure to Treasury bonds – hurt relative performance in an environment where investors generally favored lower-quality, higher-yield corporate debt and mortgage-backed securities. Nonetheless, the shorter relative duration of our Treasury holdings helped to mitigate the negative impact of rising bond yields later in the period. Additionally, relative performance was aided by our credit selection, particularly by our investments in Owens-Brockway, Owens-Illinois and Verizon.

Outlook

With most U.S. equity indices near all-time highs at the end of the period, we will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit-quality issues in the subprime mortgage market, at the end of the period the U.S. unemployment rate was near historic lows, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will watch the labor market closely for any sign of a slowdown that could impact consumer sentiment and economic growth. Similarly, we will monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit-quality deterioration. Additionally, U.S. corporate profit growth has experienced double-digit gains for several years, which, combined with strong liquidity from corporate M&A and private equity transactions, have supported higher equity valuations. We will continue to watch both the future path of corporate earnings and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained.

Thank you for investing in Janus Aspen Balanced Portfolio.

Janus Aspen Balanced Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Equity Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.12%
Texas Instruments, Inc.	0.81%
EnCana Corp. (U.S. Shares)	0.80%
Apple, Inc.	0.69%
EMC Corp.	0.66%

5 Largest Detractors from Performance – Holdings

Equity Contribution
Merrill Lynch & Company, Inc.	(0.53)%
Melco International Development, Ltd.	(0.21)%
Samsung Electronics Company, Ltd.	(0.15)%
Amgen, Inc.	(0.14)%
Marriott International, Inc. - Class A	(0.13)%

5 Largest Contributors to Performance – Sectors

	Equity Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Information Technology	3.31%	15.61%	15.07%
Consumer Staples	1.62%	15.23%	9.36%
Materials	1.42%	6.20%	3.07%
Energy	1.37%	7.12%	10.04%
Industrials	0.72%	10.85%	10.98%

5 Lowest Contributors to Performance – Sectors

	Equity Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Telecommunication Services	0.00%	0.00%	3.61%
Utilities	0.00%	0.00%	3.58%
Health Care	0.48%	13.86%	12.08%
Financials	0.63%	18.83%	21.72%
Consumer Discretionary	0.65%	12.32%	10.51%

Janus Aspen Series June 30, 2007 3

Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007

Roche Holding A.G. Medical - Drugs	3.0%
Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	2.8%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	2.6%
ConocoPhillips Oil Companies - Integrated	2.3%
General Electric Co. Diversified Operations	2.3%
13.0%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Emerging markets comprised 1.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

4 Janus Aspen Series June 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007										Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen Balanced Portfolio - Institutional Shares	6.32%	15.72%		8.73%		9.76%		11.46%		0.58%
Janus Aspen Balanced Portfolio - Service Shares	6.21%	15.45%		8.47%		9.59%		11.36%		0.83%
S&P 500® Index	6.96%	20.59%		10.71%		7.13%		10.94%
Lehman Brothers Government/Credit Index	0.97%	6.00%		4.70%		6.08%		5.79%
Balanced Index	4.29%	13.89%		8.20%		7.00%		8.88%
Lipper Quartile - Institutional Shares	–	2	nd	2	nd	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mixed-Asset Target Allocation Moderate Funds	–	40/119		30/66		1/32		1/19

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Portfolios that invest in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Janus Aspen Series June 30, 2007 5

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,063.20	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86
Expense Example - Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,062.10	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11

(1) Expenses are equal to the annualized expense ratio of 0.57% for Institutional Shares and 0.82% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – September 13, 1993

6 Janus Aspen Series June 30, 2007

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Common Stock - 62.7%
Advertising Sales - 0.9%
270,310	Lamar Advertising Co.*	$16,964,656
Aerospace and Defense - 0.4%
925,145	BAE Systems PLC**	7,495,593
Agricultural Chemicals - 4.2%
401,495	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	31,304,566
155,010	Syngenta A.G.	30,223,852
542,154	Syngenta A.G. (ADR)	21,106,055
		82,634,473
Audio and Video Products - 0.5%
185,845	Sony Corp. (ADR)**	9,546,858
Automotive - Cars and Light Trucks - 0.8%
255,873	BMW A.G.**,#	16,479,605
Beverages - Non-Alcoholic - 0.6%
168,296	PepsiCo, Inc.	10,913,996
Brewery - 0.7%
169,185	Interbrew S.A.**	13,397,091
Building Products - Air and Heating - 0.4%
205,605	Daikin Industries, Ltd.**,#	7,477,180
Computers - 1.9%
170,000	Apple, Inc.*	20,746,800
373,735	Hewlett-Packard Co.	16,676,056
		37,422,856
Computers - Memory Devices - 1.4%
1,535,723	EMC Corp.*	27,796,586
Cosmetics and Toiletries - 2.4%
457,600	Avon Products, Inc.	16,816,800
490,855	Procter & Gamble Co.	30,035,417
		46,852,217
Diversified Operations - 2.5%
1,168,525	General Electric Co.	44,731,137
2,736,000	Melco International Development, Ltd.	4,052,474
		48,783,611
E-Commerce/Services - 0.4%
363,510	Liberty Media Corp. - Interactive*	8,117,178
Electric Products - Miscellaneous - 0.2%
97,805	Emerson Electric Co.	4,577,274
Electronic Components - Semiconductors - 3.1%
38,478	Samsung Electronics Company, Ltd.	23,507,230
977,729	Texas Instruments, Inc.	36,791,942
		60,299,172
Enterprise Software/Services - 1.1%
1,145,225	Oracle Corp.*	22,572,385
Finance - Consumer Loans - 1.5%
517,325	SLM Corp.	29,787,574
Finance - Credit Card - 1.5%
473,838	American Express Co.	28,989,409
Finance - Investment Bankers/Brokers - 6.3%
1,056,984	JP Morgan Chase & Co.	51,210,874
666,650	Merrill Lynch & Company, Inc.	55,718,606
293,450	UBS A.G. (U.S. Shares)	17,609,935
		124,539,415

Shares or Principal Amount		Value
Finance - Mortgage Loan Banker - 1.5%
457,145	Fannie Mae	$29,865,283
Food - Diversified - 2.1%
403,650	Kraft Foods, Inc. - Class A	14,228,663
73,445	Nestle S.A.	27,894,643
		42,123,306
Hotels and Motels - 2.1%
404,133	Marriott International, Inc. - Class A	17,474,711
367,307	Starwood Hotels & Resorts Worldwide, Inc.	24,635,280
		42,109,991
Industrial Automation and Robotics - 0.5%
147,420	Rockwell Automation, Inc.#	10,236,845
Machinery - General Industrial - 0.3%
11,101,755	Shanghai Electric Group Company, Ltd.	5,008,176
Medical - Biomedical and Genetic - 0.7%
102,825	Amgen, Inc.*	5,685,194
144,155	Celgene Corp.*	8,264,406
		13,949,600
Medical - Drugs - 5.1%
185,805	Merck & Company, Inc.	9,253,089
220,860	Novartis A.G. (ADR)	12,383,620
176,915	Pfizer, Inc.	4,523,717
332,541	Roche Holding A.G.	58,990,583
177,862	Sanofi-Aventis**,#	14,362,177
		99,513,186
Medical Products - 0.6%
36,691	Nobel Biocare Holding A.G.	11,980,470
Multimedia - 1.0%
475,750	News Corporation, Inc. - Class A	10,090,657
564,410	Publishing & Broadcasting, Ltd.#	9,355,661
		19,446,318
Oil Companies - Exploration and Production - 1.8%
580,575	EnCana Corp. (U.S. Shares)	35,676,334
Oil Companies - Integrated - 3.1%
580,920	ConocoPhillips	45,602,220
179,837	Suncor Energy, Inc.	16,200,102
		61,802,322
Optical Supplies - 0.3%
38,860	Alcon, Inc. (U.S. Shares)	5,242,603
Retail - Consumer Electronics - 0.5%
99,915	Yamada Denki Company, Ltd.**,#	10,418,095
Retail - Drug Store - 1.1%
573,730	CVS/Caremark Corp.	20,912,459
Retail - Regional Department Stores - 1.0%
475,519	Macy's, Inc.	18,916,146
Soap and Cleaning Preparations - 1.9%
683,027	Reckitt Benckiser PLC**	37,399,840
Telecommunication Equipment - Fiber Optics - 0.8%
616,506	Corning, Inc.*	15,751,728
Therapeutics - 1.2%
613,192	Gilead Sciences, Inc.*	23,773,454
Tobacco - 2.1%
583,290	Altria Group, Inc.	40,911,961

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 7

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Transportation - Railroad - 2.5%
647,306	Canadian National Railway Co. (U.S. Shares)	$32,967,294
135,937	Union Pacific Corp.	15,653,146
		48,620,440
Web Portals/Internet Service Providers - 1.0%
12,220	Google, Inc. - Class A*	6,395,704
479,615	Yahoo!, Inc.*	13,011,955
		19,407,659
Wireless Equipment - 0.7%
317,675	QUALCOMM, Inc.	13,783,918
Total Common Stock (cost $907,275,221)		1,231,497,263
Corporate Bonds - 8.0%
Automotive - Cars and Light Trucks - 0.1%
$2,070,000	General Motors Nova Financial Corp. 6.85%, company guaranteed notes due 10/15/08	2,059,650
Building - Residential and Commercial - 0%
1,105,000	Beazer Homes USA, Inc., 6.875% company guaranteed notes, due 7/15/15	950,300
Cable Television - 0.9%
	Comcast Corp.:
3,155,000	5.66%, company guaranteed notes due 7/14/09‡	3,155,259
3,755,000	6.50%, company guaranteed notes due 1/15/17	3,833,689
6,410,000	6.45%, company guaranteed notes due 3/15/37	6,177,470
	CSC Holdings, Inc.:
270,731	7.07%, bank loan, due 3/29/13‡	270,423
1,120,084	7.07%, bank loan, due 3/29/13‡	1,118,808
1,415,589	7.07%, bank loan, due 3/29/13‡	1,413,975
2,098,610	7.07%, bank loan, due 3/29/13‡	2,096,218
		18,065,842
Commercial Banks - 0.2%
4,265,000	US Bank, 5.70% subordinated notes, due 12/15/08	4,284,393
Containers - Metal and Glass - 0.7%
7,480,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	7,610,900
6,585,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	6,601,463
		14,212,363
Diversified Financial Services - 0.2%
2,835,000	General Electric Capital Corp., 6.75% notes, due 3/15/32	3,075,884
Diversified Operations - 0.2%
3,020,000	Capmark Financial Group, 5.875% company guaranteed notes, due 5/10/12 (144A)§	2,980,423
Electric - Generation - 0%
920,000	Edison Mission Energy, 7.00% senior notes, due 5/15/17 (144A)	867,100

Shares or Principal Amount		Value
Electric - Integrated - 0.5%
$2,020,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09	$2,076,479
6,655,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	6,542,039
	Pacific Gas and Electric Co.:
495,000	3.60%, unsecured notes, due 3/1/09	480,359
1,740,000	4.20%, unsecured notes, due 3/1/11	1,662,577
		10,761,454
Finance - Auto Loans - 1.1%
	Ford Motor Credit Co.:
892,000	8.105%, senior unsecured notes due 1/13/12‡	889,737
3,460,000	9.81%, notes, due 4/15/12‡	3,708,120
1,415,000	7.80%, notes, due 6/1/12	1,380,371
5,700,000	8.00%, senior unsecured notes due 12/15/16	5,459,733
	General Motors Acceptance Corp.:
2,785,000	4.375%, notes, due 12/10/07	2,764,920
4,860,000	7.25%, notes, due 3/2/11	4,844,064
1,620,000	6.625%, unsubordinated notes due 5/15/12	1,564,403
		20,611,348
Finance - Consumer Loans - 0.3%
5,495,000	Household Finance Corp., 4.75% notes, due 5/15/09	5,433,835
Finance - Credit Card - 0.1%
2,170,000	Discover Financial Services, 6.45% notes, due 6/12/17 (144A)	2,167,086
Finance - Investment Bankers/Brokers - 1.1%
7,814,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	7,433,161
8,015,000	Credit Suisse First Boston USA, Inc. 3.875%, notes, due 1/15/09	7,846,756
5,720,000	JP Morgan Chase & Co., 3.80% senior unsecured notes, due 10/2/09	5,538,848
		20,818,765
Food - Diversified - 0.3%
5,315,000	Kellogg Co., 2.875% senior notes, due 6/1/08	5,186,802
Independent Power Producer - 0.2%
1,050,000	NRG Energy, Inc., 7.375% company guaranteed notes, due 1/15/17	1,053,938
	Reliant Energy, Inc.:
2,550,000	7.625%, senior notes, due 6/15/14	2,486,249
1,195,000	7.875%, senior notes, due 6/15/17	1,162,138
		4,702,325
Machinery - Construction and Mining - 0%
1,105,000	Atlas Copco A.B., 5.60% bonds, due 5/22/17 (144A)§	1,076,737
Medical - Hospitals - 0.3%
	HCA, Inc.:
2,358,150	7.61%, bank loan, due 11/18/13‡	2,371,238
3,215,000	9.25%, secured notes, due 11/15/16 (144A)	3,423,975
		5,795,213

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Non-Hazardous Waste Disposal - 0.1%
	Allied Waste Industries, Inc.:
$513,223	5.32%, bank loan, due 3/28/14‡	$515,471
517,168	7.06%, bank loan, due 3/28/14‡	519,237
241,345	7.11%, bank loan, due 3/28/14‡	242,310
36,405	7.13%, bank loan, due 3/28/14‡	36,551
34,478	7.14%, bank loan, due 3/28/14‡	34,616
206,867	7.15%, bank loan, due 3/28/14‡	207,695
		1,555,880
Oil Companies - Exploration and Production - 0.1%
1,309,000	Forest Oil Corp., 7.25% senior notes, due 6/15/19 (144A)	1,269,730
1,100,000	Sabine Pass LNG L.P., 7.25% secured notes, due 11/30/13 (144A)§	1,091,750
		2,361,480
Pipelines - 0.4%
5,555,000	Duke Capital Corp., 6.75% senior notes, due 2/15/32	5,467,637
	Kinder Morgan Energy Partners L.P.:
564,000	6.50%, senior unsecured notes due 2/1/17	542,523
930,000	6.00%, senior unsecured notes due 2/1/37	910,117
745,000	Southern Natural Gas Co., 5.90% notes, due 4/1/17 (144A)	720,577
		7,640,854
Publishing - Periodicals - 0.1%
2,478,545	Idearc, Inc., 7.36% bank loan, due 11/17/14‡	2,483,973
Rental Auto/Equipment - 0.2%
2,895,317	Avis Budget Car Rental LLC, 6.61% bank loan, due 4/19/12‡	2,888,079
Retail - Major Department Stores - 0.2%
3,530,000	May Department Stores Co., 4.80% unsecured notes, due 7/15/09	3,462,595
Retail - Regional Department Stores - 0.1%
	Neiman Marcus Group, Inc.:
91,088	7.07%, bank loan, due 4/6/13‡	91,420
1,457,418	7.11%, bank loan, due 4/6/13‡	1,462,754
		1,554,174
Telecommunication Services - 0.4%
7,710,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	7,652,892
Transportation - Railroad - 0.2%
	Canadian National Railway Co.:
1,445,000	4.25%, notes, due 8/1/09	1,411,953
3,050,000	6.25%, bonds, due 8/1/34	3,025,036
		4,436,989
Total Corporate Bonds (cost $158,761,521)		157,086,436
Mortgage Backed Securities - 1.3%
U.S. Government Agency - 1.3%
11,262,882	Federal Home Loan Bank System, 5.27% due 12/28/12	11,184,130
	Freddie Mac:
8,481,861	5.75%, due 12/15/18	8,414,111
6,957,491	5.50%, due 12/15/19	6,859,452
Total Mortgage Backed Securities (cost $26,755,198)		26,457,693

Shares or Principal Amount		Value
Preferred Stock - 0.1%
Metal - Diversified - 0.1%
11,070	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.75% (cost $1,107,000)	$1,422,495
U.S. Government Agencies - 1.2%
	Fannie Mae:
$4,705,000	5.25%, due 12/3/07#	4,702,285
1,885,000	2.50%, due 6/15/08#	1,836,580
3,120,000	5.25%, due 1/15/09	3,120,243
655,000	6.375%, due 6/15/09#	669,276
5,122,000	4.875%, due 5/18/12	5,030,660
	Freddie Mac:
4,095,000	5.75%, due 4/15/08#	4,107,416
1,665,000	5.75%, due 3/15/09	1,678,926
1,565,000	7.00%, due 3/15/10#	1,635,013
Total U.S. Government Agencies (cost $23,136,627)		22,780,399
U.S. Treasury Notes/Bonds - 26.1%
	U.S. Treasury Notes/Bonds:
8,716,930	3.625%, due 1/15/08#,ÇÇ	8,722,377
3,496,000	3.75%, due 5/15/08#	3,457,761
37,986,000	4.875%, due 5/31/08#	37,950,369
14,433,000	4.375%, due 11/15/08#	14,314,606
5,326,000	4.75%, due 12/31/08#	5,309,772
38,304,000	4.875%, due 1/31/09#	38,253,131
19,756,000	4.50%, due 2/15/09#	19,618,637
15,547,000	3.125%, due 4/15/09#	15,080,590
1,905,000	4.875%, due 5/15/09#	1,904,107
3,405,000	4.875%, due 5/31/09#	3,403,938
16,419,000	6.00%, due 8/15/09#	16,774,324
10,771,000	4.625%, due 11/15/09#	10,705,362
20,318,000	4.00%, due 4/15/10#	19,849,731
5,460,000	4.50%, due 5/15/10#	5,402,839
8,521,000	3.625%, due 6/15/10#	8,228,755
4,076,000	5.75%, due 8/15/10#	4,175,988
740,000	4.25%, due 10/15/10#	725,778
21,914,000	4.50%, due 11/15/10#	21,650,353
4,592,000	4.375%, due 12/15/10#	4,517,022
14,841,000	4.50%, due 2/28/11#	14,639,251
14,649,000	4.875%, due 4/30/11#	14,627,261
7,972,000	4.875%, due 7/31/11#	7,960,791
14,043,000	5.00%, due 8/15/11#	14,104,438
3,701,000	4.625%, due 8/31/11#	3,659,364
1,850,000	4.50%, due 9/30/11#	1,819,649
1,120,000	4.50%, due 11/30/11#	1,100,925
1,356,000	4.625%, due 2/29/12#	1,338,627
2,775,000	4.75%, due 5/31/12#	2,753,322
10,800,000	4.25%, due 8/15/14#	10,330,870
20,376,257	1.875%, due 7/15/15#,ÇÇ	19,255,561
17,126,000	4.25%, due 8/15/15#	16,249,628
11,709,000	4.50%, due 2/15/16#	11,285,462
27,683,000	5.125%, due 5/15/16#	27,838,717
12,408,000	7.25%, due 5/15/16#	14,339,963
3,831,959	2.50%, due 7/15/16#,ÇÇ	3,789,149
20,788,000	4.875%, due 8/15/16#	20,533,014
15,723,000	4.625%, due 11/15/16#	15,237,804
8,350,000	4.50%, due 5/15/17#	8,005,563
4,334,000	7.875%, due 2/15/21#	5,453,728
9,880,000	7.25%, due 8/15/22#	11,960,204
11,696,000	6.00%, due 2/15/26#	12,766,909
4,371,496	3.375%, due 4/15/32#,ÇÇ	5,031,322
29,124,000	4.50%, due 2/15/36#	26,370,879
1,760,000	4.75%, due 2/15/37#	1,659,488
Total U.S. Treasury Notes/Bonds (cost $518,799,331)		512,157,329

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 9

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Other Securities - 23.1%
454,077,983	State Street Navigator Securities Lending Prime Portfolio† (cost $454,077,983)	$454,077,983
Total Investments (total cost $2,089,912,881) – 122.5%		2,405,479,598
Liabilities, net of Cash, Receivables and Other Assets – (22.5)%		(442,044,813)
Net Assets – 100%		$1,963,434,785

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$9,355,661	0.4%
Belgium	13,397,091	0.5%
Canada	122,644,934	5.1%
China	5,008,176	0.2%
France	14,362,177	0.6%
Germany	16,479,605	0.7%
Hong Kong	4,052,474	0.2%
Japan	27,442,132	1.1%
South Korea	23,507,230	1.0%
Switzerland	185,431,763	7.7%
United Kingdom	44,895,433	1.9%
United States††	1,938,902,922	80.6%
Total	$2,405,479,598	100.0%

††Includes Other Securities (61.7% excluding Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
British Pound 8/15/07	1,400,000	$2,809,213	$(112,043)
British Pound 10/17/07	8,500,000	17,036,621	(631,621)
Euro 11/29/07	9,100,000	12,371,708	(33,655)
Japanese Yen 8/15/07	390,000,000	3,188,087	200,683
Total		$35,405,629	$(576,636)

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series June 30, 2007

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Balanced Portfolio
Assets:
Investments at cost(1)	$2,089,913
Investments at value(1)	$2,405,480
Cash denominated in foreign currency (cost $54)	56
Receivables:
Investments sold	5,709
Portfolio shares sold	208
Dividends	1,566
Interest	9,161
Other assets	170
Forward currency contracts	201
Total Assets	2,422,551
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	454,078
Due to custodian	962
Portfolio shares repurchased	2,179
Advisory fees	898
Transfer agent fees and expenses	–
Distribution fees - Service Shares	113
Non-interested Trustees' fees and expenses	25
Accrued expenses	83
Forward currency contracts	778
Total Liabilities	459,116
Net Assets	$1,963,435
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,579,273
Undistributed net investment income/(loss)*	5,209
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	63,962
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	314,991
Total Net Assets	$1,963,435
Net Assets - Institutional Shares	$1,417,080
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	48,481
Net Asset Value Per Share	$29.23
Net Assets - Service Shares	$546,355
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	18,075
Net Asset Value Per Share	$30.23

*See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $443,963,014 of securities loaned (Note 1).

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 11

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Balanced Portfolio
Investment Income:
Interest	$19,278
Securities lending income	386
Dividends	13,831
Dividends from affiliates	371
Foreign tax withheld	(584)
Total Investment Income	33,282
Expenses:
Advisory fees	5,406
Transfer agent expenses	2
Registration fees	11
Custodian fees	41
Professional fees	8
Non-interested Trustees' fees and expenses	39
Distribution fees - Service Shares	656
Other expenses	145
Non-recurring costs (Note 2)	1
Costs assumed by Janus Capital Management LLC (Note 2)	(1)
Total Expenses	6,308
Expense and Fee Offset	(18)
Net Expenses	6,290
Net Investment Income/(Loss)	26,992
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	72,216
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	22,024
Payment from affiliate (Note 2)	–
Net Gain/(Loss) on Investments	94,240
Net Increase/(Decrease) in Net Assets Resulting from Operations	$121,232

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$26,992	$40,911
Net realized gain/(loss) from investment and foreign currency transactions	72,216	183,092
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	22,024	(14,566)
Payment from affiliate (Note 2)	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	121,232	209,438
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(20,156)	(32,008)
Service Shares	(6,975)	(9,453)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(27,131)	(41,461)
Capital Share Transactions:
Shares sold
Institutional Shares	14,068	31,534
Service Shares	36,914	71,520
Reinvested dividends and distributions
Institutional Shares	20,156	32,008
Service Shares	6,975	9,453
Shares repurchased
Institutional Shares	(161,795)	(395,655)
Service Shares	(31,421)	(173,852)
Net Increase/(Decrease) from Capital Share Transactions	(115,103)	(424,992)
Net Increase/(Decrease) in Net Assets	(21,002)	(257,015)
Net Assets:
Beginning of period	1,984,437	2,241,452
End of period	$1,963,435	$1,984,437
Undistributed net investment income/(loss)*	$5,209	$5,348

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Balanced Portfolio
fiscal year ended December 31	2007	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$27.89	$25.74		$24.39		$22.98	$20.59	$22.57
Income from Investment Operations:
Net investment income/(loss)	.44	.61		.61		.60	.47	.55
Net gain/(loss) on securities (both realized and unrealized)	1.32	2.12		1.31		1.35	2.40	(2.00)
Total from Investment Operations	1.76	2.73		1.92		1.95	2.87	(1.45)
Less Distributions and Other:
Dividends (from net investment income)*	(.42)	(.58)		(.57)		(.54)	(.48)	(.53)
Distributions (from capital gains)*	–	–		–		–	–	–
Payment from affiliate	–	–	(1)	–	(1)	–	–	–
Total Distributions and Other	(.42)	(.58)		(.57)		(.54)	(.48)	(.53)
Net Asset Value, End of Period	$29.23	$27.89		$25.74		$24.39	$22.98	$20.59
Total Return**	6.32%	10.72	%(2)	7.95	%(2)	8.53%	14.05%	(6.44)%
Net Assets, End of Period (in thousands)	$1,417,080	$1,475,350		$1,681,985		$2,395,562	$3,253,664	$3,141,601
Average Net Assets for the Period (in thousands)	$1,455,624	$1,554,032		$1,887,185		$3,012,164	$3,183,585	$3,327,140
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.57%	0.58%		0.57%		0.61%	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets***(4)	0.57%	0.57%		0.56%		0.61%	0.67%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.81%	2.04%		2.01%		2.08%	2.12%	2.53%
Portfolio Turnover Rate***	50%	52%		52%		64%	69%	94%

Service Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Balanced Portfolio
fiscal year ended December 31	2007	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$28.83	$26.61		$25.24		$23.82	$21.32	$23.31
Income from Investment Operations:
Net investment income/(loss)	.38	.49		.45		.44	.39	.45
Net gain/(loss) on securities (both realized and unrealized)	1.41	2.27		1.46		1.52	2.52	(2.00)
Total from Investment Operations	1.79	2.76		1.91		1.96	2.91	(1.55)
Less Distributions and Other:
Dividends (from net investment income)*	(.39)	(.54)		(.54)		(.54)	(.41)	(.44)
Distributions (from capital gains)*	–	–		–		–	–	–
Payment from affiliate	–	–	(1)	–	(1)	–	–	–
Total Distributions and Other	(.39)	(.54)		(.54)		(.54)	(.41)	(.44)
Net Asset Value, End of Period	$30.23	$28.83		$26.61		$25.24	$23.82	$21.32
Total Return**	6.21%	10.46	%(2)	7.62	%(2)	8.29%	13.72%	(6.67)%
Net Assets, End of Period (in thousands)	$546,355	$509,087		$559,467		$514,135	$431,044	$282,367
Average Net Assets for the Period (in thousands)	$529,162	$515,319		$526,693		$465,719	$349,871	$237,813
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.82%	0.83%		0.82%		0.86%	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.82%	0.82%		0.82%		0.86%	0.92%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.56%	1.79%		1.77%		1.85%	1.86%	2.28%
Portfolio Turnover Rate***	50%	52%		52%		64%	69%	94%

  *  See Note 3 in Notes to Financial Statements.

 **  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.
14 Janus Aspen Series June 30, 2007

Notes to Schedule of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and the Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects rate as of June 30, 2007.

  çç  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan at June 30, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

§Schedule of Restricted and Illiquid Securities (as of June 30, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen Balanced Portfolio
Atlas Copco A.B., 5.60% bonds, due 5/22/17 (144A)	5/15/07	$1,104,503	$1,076,737	0.0%
Capmark Financial Group, 5.875% company guaranteed notes, due 5/10/12 (144A)	5/3/07	3,018,701	2,980,423	0.2%
Sabine Pass LNG L.P., 7.25% secured notes, due 11/30/13 (144A)	11/1/06	1,100,000	1,091,750	0.1%
		$5,223,204	$5,148,910	0.3%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2007 are noted below.

Portfolio	Aggregate Value
Janus Aspen Balanced Portfolio	$84,889,112

The interest rate on floating rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2007.

Janus Aspen Series June 30, 2007 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Balanced Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may

16 Janus Aspen Series June 30, 2007

consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2007
Janus Aspen Balanced Portfolio	$443,963,014

As of June 30, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2007
Janus Aspen Balanced Portfolio	$454,077,983

As of June 30, 2007, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash coll.ateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

Bank Loans

The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR").

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended June 30, 2007 are noted in the table below.

Portfolio	Average Monthly Value	Rate
Janus Aspen Balanced Portfolio	$17,363,851	1.75%-8.11380%

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" (uncovered) short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of June 30, 2007, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity

18 Janus Aspen Series June 30, 2007

derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of June 30, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.55%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $1,702 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

During the fiscal year ended December 31, 2006, Janus Services reimbursed the Portfolio $623 for Service Shares, as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2006, Janus Capital reimbursed the Portfolio $25 for Institutional Shares and $9 for Service Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen Balanced Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$32,748,323	$32,748,323	$147,942	$–
Janus Institutional Cash Reserves Fund	14,329,197	16,240,697	27,042	–
Janus Institutional Money Market Fund – Institutional Shares	136,092,640	136,092,640	121,407	–
Janus Money Market Fund – Institutional Shares	49,845,605	57,407,105	74,660	–
	$233,015,765	$242,488,765	$371,051	$–

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2006, the Portfolio incurred "Post-October" losses of $534 during the period from November 1, 2006 through December 31, 2006. These losses will be deferred for tax purposes and recognized in 2007.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment

20 Janus Aspen Series June 30, 2007

securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Balanced Portfolio	$2,092,233,674	$332,672,524	$(19,426,600)	$313,245,924

Net capital loss carryovers as of December 31, 2006 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2006

Portfolio	December 31, 2011	Accumulated Capital Losses
Janus Aspen Balanced Portfolio	$(7,667,345)	$(7,667,345)

During the fiscal year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Balanced Portfolio	$177,442,868

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	490	1,187
Reinvested dividends and distributions	691	1,196
Shares repurchased	(5,605)	(14,834)
Net Increase/(Decrease) in Portfolio Shares	(4,424)	(12,451)
Shares Outstanding, Beginning of Period	52,905	65,356
Shares Outstanding, End of Period	48,481	52,905
Transactions in Portfolio Shares – Service Shares
Shares sold	1,241	2,603
Reinvested dividends and distributions	231	340
Shares repurchased	(1,054)	(6,307)
Net Increase/(Decrease) in Portfolio Shares	418	(3,364)
Shares Outstanding, Beginning of Period	17,657	21,021
Shares Outstanding, End of Period	18,075	17,657

Janus Aspen Series June 30, 2007 21

Notes to Financial Statements (unaudited) (continued)

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar rolls) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Balanced Portfolio	$259,700,896	$320,658,113	$220,630,300	$265,549,451

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their

22 Janus Aspen Series June 30, 2007

subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2007 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve- month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

24 Janus Aspen Series June 30, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

Janus Aspen Series June 30, 2007 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense

26 Janus Aspen Series June 30, 2007

ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2007 27

Notes

28 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-888  109-24-704 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Additional Information	25

Explanations of Charts, Tables and Financial Statements	26

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot

This bond portfolio continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever-changing market conditions.

Gibson Smith

co-portfolio manager

Darrell Watters

co-portfolio manager

Performance Overview

For the six-month period ended June 30, 2007, Janus Aspen Flexible Bond Portfolio's Institutional Shares and Service Shares increased 1.00% and 0.84%, respectively, compared with a 0.98% return by the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index.

Economic Overview

Following a range-bound start to the year, longer-term Treasury yields headed higher toward the end of the period amid signs of solid economic growth and ever-shifting expectations surrounding the Federal Reserve's (Fed) monetary policy decisions. Real U.S economic growth during the first quarter slowed to 0.7%, a weaker number than what was originally expected, which initially supported the prospect of the Fed softening its monetary policy stance some time this year. However, economic data out during the second quarter indicated that growth in the U.S. economy actually accelerated, providing some doubt as to whether the Federal Open Market Committee (FOMC) will indeed need to cut its target rate.

Meanwhile, inflation remained a key worry for the Fed as it reiterated its neutral stance. At its late-June meeting, the FOMC expressed concern over the lack of "a sustained moderation in inflation pressures," and that it was not yet convinced by the moderate readings on inflation in recent months. Coupled with the committee's economic outlook for moderate growth, it appears that the Fed could remain on hold for the near term.

Elsewhere, the spreads between U.S. Treasuries and high-yield bonds widened somewhat from what had been historically low levels as bond investors' appetite for below-investment-grade securities waned a bit. Exacerbating the widening spreads was the degree of risk aversion trading in the U.S., which emanated partially from the subprime mortgage woes and the apparent pullback in private equity activity as some deals were shelved in late June. As the period came to a close, employment growth remained firm and manufacturing activity improved, but persistent weakness in the housing market and weak consumer and business confidence continued to cloud the economic outlook.

Duration Strategy Provided Mixed Results

The Portfolio's duration positioning provided mixed results over the period. From a positive standpoint, the out-of-benchmark investment in short-term bank loans and high-yield bonds served to reduce duration, which helped to insulate performance as bond yields rose. Nonetheless, our longer-term Treasury securities proved detrimental in an environment of rising interest rates. During the period we avoided subprime mortgage exposure among our holdings, but were not able to sidestep the overall impact felt in the mortgage-backed securities sector.

Among credits negatively impacting performance, the top individual detractor was below-investment-grade issuer Edison Mission Energy, a highly liquid electric utility company. In periods of high-yield market volatility, the most liquid securities tend to suffer the brunt of the initial sell-off as market participants look to unload their most marketable bonds first. We believe the company's strong management team is committed to de-leveraging its balance sheet.

Additionally, while the Portfolio avoided major credit problems, we were disappointed by the performance of our TXU bonds. The Texas-based energy utility has faced concerns that a recent buyout could increase debt and hurt the interests of current bondholders.

Select Corporate Bonds Aided Performance

Debt newly issued by mining company Freeport-McMoRan Copper & Gold generated strong returns. Following the announcement of its merger with Phelps Dodge, the copper mining company raised $5.6 billion through a stock issue, and plans to use the proceeds to pay down debt incurred in the acquisition. Ford Motor Credit also contributed to performance. The company is expected to work to improve its balance sheet in an effort to obtain an investment-grade rating.

Additionally, we were rewarded for our decision to invest in bonds issued by hospital management firm HCA following last November's management-led leveraged buyout. The bonds of this asset-rich, cash-flow-generative business rallied, due in part to rumors that they might be tendered.

2 Janus Aspen Series June 30, 2007

(unaudited)

Outlook

Our opinion is that the global economy remains strong. Many predicted a slow-down in 2007, with many calling for the Fed to begin easing monetary policy in the second quarter of this year. While gross domestic product (GDP) growth slowed in the first quarter, solid demand growth around the globe, high profit margins and low and declining inventories have been very supportive of future growth. Many economists are now calling for an increase in economic activity in the second half of the year with an uptick in GDP growth. We think the stronger global economy, led by a firm labor market, a low unemployment rate, firmer pricing power and strong global demand will likely keep the Fed on the sidelines for the balance of the year.

NOTE: Effective May 15, 2007, Ron Speaker retired from portfolio manager responsibilities for Janus Aspen Flexible Bond Portfolio. He is succeeded by Gibson Smith and Darrell Watters, who will serve as co-portfolio managers. Gibson is Co-Chief Investment Officer of Janus Capital, co-portfolio manager of Janus Balanced Fund and portfolio manager of Janus High-Yield Fund; Darrell is a 14-year veteran of the fixed-income team with 21 years of professional investment experience.

Janus Aspen Flexible Bond Portfolio At a Glance

Portfolio Profile

June 30, 2007
Weighted Average Maturity	6.4 Years
Average Modified Duration*	4.2 Years
30-Day Current Yield**
Institutional Shares	5.19%
Service Shares	4.94%
Weighted Average Fixed Income Credit Rating	AA+
Number of Bonds/Notes	242

*A theoretical measure of price volatility

**Yield will fluctuate

Ratings† Summary – (% of Net Assets)

June 30, 2007
AAA	70.2%
AA	4.6%
A	1.7%
BBB	5.4%
BB	7.1%
B	3.4%
Other	7.6%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of June 30, 2007	As of June 30, 2007

Emerging markets comprised 0.1% of total net assets.

Janus Aspen Series June 30, 2007 3

Janus Aspen Flexible Bond Portfolio

Performance

Average Annual Total Return – for the periods ended June 30, 2007										Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Flexible Bond Portfolio - Institutional Shares	1.00%	6.11%		4.92%		5.95%		6.90%		0.65%	0.65	%(a)
Janus Aspen Flexible Bond Portfolio - Service Shares	0.84%	5.79%		4.66%		5.69%		6.69%		0.90%	0.90	%(b)
Lehman Brothers Aggregate Bond Index	0.98%	6.12%		4.48%		6.02%		5.86%
Lipper Quartile - Institutional Shares	–	1	st	1	st	2	nd	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	–	10/62		9/45		5/16		1/11

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a)For Institutional Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b)For Service Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Portfolios that invest in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

4 Janus Aspen Series June 30, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/2007)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,010.00	$3.09
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.11
Expense Example - Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,008.40	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36

(1) Expenses are equal to the annualized expense ratio of 0.62% for Institutional Shares and 0.87% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 15, 2007, Gibson Smith and Darrell Watters became Co-Portfolio Managers of Flexible Bond Portfolio.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – September 13, 1993

Janus Aspen Series June 30, 2007 5

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Corporate Bonds - 18.6%
Aerospace and Defense - 0.2%
	Hawker Beechcraft, Inc.:
$40,567	5.25%, bank loan, due 3/26/14‡	$40,517
478,234	7.10%, bank loan, due 3/26/14‡	477,937
		518,454
Agricultural Operations - 0.2%
537,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	528,223
Auction House - Art Dealer - 0.1%
376,854	Adesa, Inc., 7.57% bank loan, due 10/20/13‡	377,513
Automotive - Cars and Light Trucks - 0.3%
688,271	Ford Motor, 8.36% bank loan, due 12/15/13‡	691,285
299,250	General Motors Corp., 7.725% bank loan, due 11/29/13‡	301,195
		992,480
Automotive - Medium and Heavy Duty Trucks - 0.2%
	Navistar International Corp.:
13,800	5.22%, bank loan, 1/19/12‡	13,932
170,200	5.35988%, bank loan, due 1/19/12‡	171,831
506,000	7.10%, bank loan, due 1/19/12‡	510,321
		696,084
Cable Television - 1.7%
690,000	Charter Communications Operating LLC, 0% bank loan, due 3/5/14‡	683,749
	Comcast Corp.:
1,050,000	5.85%, company guaranteed notes due 1/15/10	1,056,993
1,295,000	6.50%, company guaranteed notes due 1/15/17	1,322,137
1,270,000	Cox Communications, Inc., 4.625% senior unsecured notes, due 1/15/10	1,240,464
	CSC Holdings, Inc.:
476,112	7.07%, bank loan, due 3/29/13‡	475,570
61,421	7.07%, bank loan, due 3/29/13‡	61,351
254,114	7.07%, bank loan, due 3/29/13‡	253,824
321,155	7.07%, bank loan, due 3/29/13‡	320,789
		5,414,877
Casino Hotels - 0.2%
	Green Valley Ranch Gaming:
12,375	7.32%, bank loan, due 2/16/14‡	12,398
304,800	7.36%, bank loan, due 2/16/14‡	305,373
170,000	Seminole Hard Rock Entertainment, 7.8475% secured notes, due 3/15/14 (144A)‡	171,275
		489,046
Cellular Telecommunications - 0.2%
755,000	Nextel Communications, Inc., 6.875% company guaranteed notes, due 10/31/13	749,359
Commercial Banks - 0.3%
875,000	Silicon Valley Bank, 6.05% subordinated notes, due 6/1/17	857,062
Commercial Services - 0.4%
1,170,000	Iron Mountain, Inc., 8.625% company guaranteed notes, due 4/1/13	1,172,925

Shares or Principal Amount		Value
Computer Services - 0.1%
$435,000	SunGard Data Systems, Inc., 9.125% company guaranteed notes, due 8/15/13	$445,331
Containers - Metal and Glass - 0.4%
833,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	847,578
570,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	571,425
		1,419,003
Diversified Financial Services - 0.9%
	General Electric Capital Corp.:
1,965,000	4.875%, notes, due 10/21/10	1,934,453
980,000	4.375%, unsecured notes, due 11/21/11	937,004
		2,871,457
Diversified Operations - 0.8%
440,000	Capmark Financial Group, 6.30% company guaranteed notes due 5/10/17 (144A)§	432,983
970,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	962,725
1,025,000	Textron, Inc., 6.375% notes due 11/15/08	1,039,842
		2,435,550
Diversified Operations - Commercial Services - 0.2%
	Aramark Corp.:
193,724	7.10%, bank loan, due 1/26/14‡	194,063
15,144	7.10%, bank loan, due 1/26/14‡	15,172
280,000	8.50%, senior notes, due 2/1/15 (144A)	284,900
		494,135
Educational Software - 0%
149,624	Riverdeep Interactive Learning, 8.10% bank loan, due 12/20/13‡	150,088
Electric - Generation - 0.6%
1,900,000	Edison Mission Energy, 7.00% senior notes, due 5/15/17 (144A)	1,790,750
Electric - Integrated - 1.7%
490,000	Consolidated Edison, Inc., 5.50% debentures, due 9/15/16	477,382
635,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	624,222
1,310,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	1,368,570
690,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	652,114
1,680,000	Southern California Edison Co., 7.625% unsecured notes, due 1/15/10	1,761,407
885,000	TXU Corp., 4.80% senior notes, due 11/15/09	861,065
		5,744,760
Electronic Components - Semiconductors - 0.4%
1,370,000	National Semiconductor, 5.61% senior unsecured notes, due 6/15/10	1,369,775
Energy - Alternate Sources - 0.1%
330,000	Huish Detergents, Inc., 7.10% bank loan, due 4/26/14‡	327,938

See Notes to Schedules of Investments and Financial Statements.
6 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Finance - Auto Loans - 0.9%
	Ford Motor Credit Co.:
$321,000	9.75%, senior unsecured notes due 9/15/10‡	$335,183
940,000	9.81%, notes, due 4/15/12‡	1,007,409
220,000	7.80%, notes, due 6/1/12	214,616
	General Motors Acceptance Corp.:
690,000	6.125%, notes, due 8/28/07	690,470
200,000	6.625%, unsubordinated notes due 5/15/12	193,136
330,000	6.75%, notes, due 12/1/14	316,026
		2,756,840
Finance - Consumer Loans - 0.2%
605,000	John Deere Capital Corp., 4.875% notes, due 10/15/10	593,848
Finance - Credit Card - 0.2%
740,000	Discover Financial Services, 6.45% notes, due 6/12/17 (144A)	739,006
Finance - Investment Bankers/Brokers - 0.3%
	E*TRADE Financial Corp.:
285,000	8.005%, senior unsecured notes due 6/15/11	292,125
820,000	7.375%, senior unsecured notes due 9/15/13	832,300
		1,124,425
Finance - Other Services - 0.2%
690,000	Pinnacle Foods Finance LLC, 8.11% bank loan, due 4/2/14‡	691,235
Food - Retail - 0.3%
	Stater Brothers Holdings, Inc.:
385,000	8.125%, senior notes, due 6/15/12	387,888
660,000	7.75%, senior notes, due 4/15/15 (144A)	661,650
		1,049,538
Gas - Distribution - 0.1%
400,000	Southern Star Central Corp., 6.00% notes, due 6/1/16 (144A)	389,000
Independent Power Producer - 0.3%
	Reliant Energy, Inc.:
440,000	7.625%, senior notes, due 6/15/14	429,000
440,000	7.875%, senior notes, due 6/15/17	427,900
		856,900
Machinery - Electrical - 0.1%
286,148	Baldor Electric Co., 7.125% bank loan, due 1/31/14‡	286,506
Medical - Hospitals - 0.4%
	HCA, Inc.:
314,211	7.60%, bank loan, due 11/18/13‡	315,954
1,000,000	9.25%, secured notes, due 11/15/16 (144A)	1,065,000
		1,380,954
Metal - Diversified - 0.3%
	Freeport-McMoRan Copper & Gold, Inc.:
111,067	7.07%, bank loan, due 3/19/14‡	111,040
750,000	8.375%, senior unsecured notes, due 4/1/17	800,625
		911,665

Shares or Principal Amount		Value
Multimedia - 0.4%
$420,000	Time Warner, Inc., 6.50% company guaranteed notes, due 11/15/36	$398,777
320,000	Viacom, Inc., 6.25% senior notes, due 4/30/16	315,182
690,000	VNU, Inc., 7.6066% bank loan, due 8/9/13‡	693,092
		1,407,051
Non-Hazardous Waste Disposal - 0.6%
1,075,000	Allied Waste Industries, Inc., 6.50% secured notes, due 11/15/10	1,053,500
805,000	Waste Management, Inc., 7.375% senior unsubordinated notes, due 8/1/10	843,405
		1,896,905
Oil Companies - Exploration and Production - 0.9%
470,000	Forest Oil Corp., 7.25% senior notes, due 6/15/19 (144A)	455,900
795,000	Kerr-McGee Corp., 6.875% company guaranteed notes, due 9/15/11	826,326
	Pemex Project Funding Master Trust:
200,000	5.75%, company guaranteed notes due 2/1/22	196,200
195,000	8.625%, company guaranteed notes due 2/1/22‡	239,819
800,000	Sabine Pass LNG L.P., 7.50% secured notes, due 11/30/16 (144A)§	796,000
510,000	XTO Energy, Inc., 6.10% senior unsecured notes, due 4/1/36	478,522
		2,992,767
Paper and Related Products - 0.2%
	Georgia Pacific Corporation, Inc.:
34,941	7.09%, bank loan, due 12/20/12‡	34,995
559,058	7.09%, bank loan, due 12/20/12‡	559,919
69,882	7.11%, bank loan, due 12/20/12‡	69,990
58,876	7.11375%, bank loan, due 12/20/12‡	58,966
		723,870
Pipelines - 1.2%
690,000	Duke Capital Corp., 6.75% senior notes, due 2/15/32	679,148
690	Kern River Funding Corp., 4.893% company guaranteed notes, due 4/30/18	659
3,525,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	3,248,912
		3,928,719
Property and Casualty Insurance - 0.4%
1,190,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	1,207,773
Publishing - Periodicals - 0.4%
523,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	562,878
	Idearc, Inc.:
398,000	7.35%, bank loan, due 11/17/14‡	398,872
320,000	8.00%, company guaranteed notes due 11/15/16	323,200
		1,284,950

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Real Estate Management/Services - 0.3%
	Realogy Corp.:
$182,424	8.32%, bank loan, due 10/10/13‡	$180,487
677,576	8.35%, bank loan, due 10/10/13‡	672,778
		853,265
Reinsurance - 0.1%
440,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	417,725
Retail - Arts and Crafts - 0%
160,000	Michaels Stores, Inc., 7.10% bank loan, due 10/31/13‡	158,400
Retail - Pet Food and Supplies - 0%
	Petco Animal Supplies, Inc.:
65,000	7.85%, bank loan, due 10/28/13‡	65,379
64,675	7.855%, bank loan, due 10/28/13‡	65,052
		130,431
Retail - Regional Department Stores - 0%
	Neiman Marcus Group, Inc.:
1,658	7.34625%, bank loan, due 4/6/13‡	1,664
111,101	7.34625%, bank loan, due 4/6/13‡	111,508
		113,172
Satellite Telecommunications - 0.2%
543,000	INTELSAT Bermuda, Ltd., 7.855% bank loan, due 2/1/14‡	543,543
Savings/Loan/Thrifts - 0.1%
200,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10‡	195,135
Schools - 0.1%
229,959	Education Management LLC, 7.125% bank loan, due 6/1/13‡	229,456
Special Purpose Entity - 0.3%
380,000	Petroplus Finance, Ltd., 7.00% company guaranteed notes due 5/1/17 (144A)	365,750
515,000	Source Gas LLC, 5.90% senior notes, due 4/1/17 (144A)§	500,637
		866,387
Specified Purpose Acquisition Company - 0%
89,775	Solar Capital Corp., 7.35563% bank loan, due 2/28/14‡	90,138
Telephone - Integrated - 0.6%
1,000,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	955,686
690,000	Level 3 Communications, Inc., 7.605% bank loan, due 3/13/14‡	690,649
450,000	Telefonica Emisiones S.A.U., 5.984% company guaranteed notes, due 6/20/11**	454,141
		2,100,476
Television - 0.2%
690,000	Univision Communications, 7.605% bank loan, due 9/28/14‡	678,360
Transportation - Railroad - 0.1%
270,000	Kansas City Southern de Mexico, 7.375% senior notes, due 6/1/14 (144A)	267,975
Transportation - Services - 0.2%
490,000	Fedex Corp., 5.50% company guaranteed notes, due 8/15/09	490,426
Total Corporate Bonds (cost $60,678,171)		60,201,651

Shares or Principal Amount		Value
Foreign Bonds - 0.1%
Cable Television - 0.1%
EUR253,980 Telenet Communications N.V., 9.00% senior notes, due 12/15/13**	(cost $325,726)	$371,250
Mortgage Backed Securities - 27.8%
U.S. Government Agency - 27.8%
	Fannie Mae:
$1,093,481	7.00%, due 9/1/14	1,126,679
249,517	6.50%, due 11/1/17	254,775
708,006	5.00%, due 11/1/18	686,844
2,213,379	4.50%, due 5/1/19	2,105,856
670,234	4.50%, due 5/1/19	637,675
1,733,314	4.50%, due 5/1/19	1,649,112
298,872	5.50%, due 8/1/19	295,134
1,629,469	5.00%, due 8/1/19	1,578,751
506,554	5.50%, due 9/1/19	500,218
146,379	5.50%, due 9/1/19	144,669
460,031	4.50%, due 4/1/20	436,723
132,808	4.50%, due 7/1/20	126,079
146,422	5.00%, due 10/1/20	141,605
68,642	5.50%, due 12/1/20	67,676
18,871	5.00%, due 6/1/21	18,241
882,533	6.00%, due 10/1/21	886,714
1,032,576	5.50%, due 9/1/24	1,008,895
1,245,008	5.00%, due 5/1/25	1,185,798
262,805	7.00%, due 11/1/28	272,398
337,639	6.50%, due 2/1/31	344,773
599,909	7.00%, due 2/1/32	621,806
808,803	6.50%, due 5/1/32	825,819
348,252	6.50%, due 7/1/32	354,420
2,453,149	6.00%, due 10/1/32	2,441,778
2,746,196	5.035%, due 1/1/33	2,727,625
3,386,585	5.50%, due 2/1/33	3,281,952
569,654	6.50%, due 3/1/33	579,743
1,223,358	4.566%, due 4/1/33	1,213,559
1,365,910	5.50%, due 11/1/33	1,323,419
664,876	5.00%, due 2/1/34	626,290
369,496	5.00%, due 3/1/34	347,930
1,628,515	5.00%, due 4/1/34	1,532,322
328,716	5.00%, due 4/1/34	309,299
2,663,747	6.00%, due 7/1/34	2,650,685
901,158	6.50%, due 8/1/34	918,681
200,631	6.50%, due 9/1/34	205,037
2,333,921	5.50%, due 11/1/34	2,259,667
281,707	5.50%, due 11/1/34	272,744
930,095	4.605%, due 12/1/34	917,726
217,035	5.00%, due 8/1/35	203,914
68,464	4.50%, due 8/1/35	62,320
1,424,112	6.00%, due 9/1/35	1,413,628
1,199,743	6.00%, due 12/1/35	1,188,969
1,531,072	5.50%, due 12/1/35	1,480,442
293,061	4.50%, due 12/1/35	266,758
981,203	6.50%, due 1/1/36	990,746
830,671	5.50%, due 1/1/36	803,202
285,233	5.50%, due 2/1/36	275,238
1,769,018	6.00%, due 3/1/36	1,751,076
133,589	7.00%, due 7/1/36	137,172
381,990	6.50%, due 7/1/36	385,705
726,128	6.50%, due 8/1/36	733,190
1,554,852	6.50%, due 8/1/36	1,569,975
1,213,589	6.00%, due 8/1/36	1,201,280

See Notes to Schedules of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
	Fannie Mae: (continued)
$280,338	6.50%, due 9/1/36	$283,064
931,147	6.00%, due 10/1/36	921,703
2,114,345	6.00%, due 11/1/36	2,092,900
2,506,373	5.585%, due 11/1/36	2,510,200
632,939	6.00%, due 1/1/37	626,520
1,377,058	6.00%, due 1/1/37	1,363,091
	Federal Home Loan Bank System:
1,449,758	5.27%, due 12/28/12	1,439,621
1,386,404	5.50%, due 12/1/34	1,342,221
1,142,132	5.50%, due 12/1/34	1,105,734
792,365	5.00%, due 2/1/35	744,675
689,493	5.713%, due 3/1/37	690,559
	Freddie Mac:
395,070	5.50%, due 1/1/16	390,636
739,100	5.50%, due 1/1/18	730,626
1,315,282	4.50%, due 2/1/18	1,253,894
1,469,177	5.00%, due 9/1/18	1,425,270
2,244,263	5.75%, due 12/15/18	2,226,337
2,739,245	5.50%, due 12/15/19	2,700,647
788,085	5.00%, due 2/1/20	762,209
265,572	4.00%, due 9/1/20	246,032
150,149	5.00%, due 12/1/20	145,219
372,628	5.00%, due 1/1/21	360,177
87,856	5.50%, due 2/1/21	86,599
477,550	5.50%, due 2/1/21	470,465
46,575	5.00%, due 3/1/21	45,019
19,249	5.50%, due 5/1/21	18,964
106,994	6.00%, due 6/1/21	107,473
731,231	6.00%, due 11/1/33	728,131
672,325	5.50%, due 11/1/33	651,548
1,044,911	6.00%, due 2/1/34	1,041,021
234,644	3.928%, due 5/1/34	229,537
121,583	6.50%, due 7/1/34	123,906
327,290	6.50%, due 7/1/34	333,591
1,608,882	3.756%, due 7/1/34	1,561,570
469,437	5.00%, due 5/1/35	441,183
126,715	6.50%, due 6/1/35	128,655
213,475	6.00%, due 8/1/35	211,888
1,111,398	5.50%, due 9/1/35	1,074,422
584,552	5.50%, due 4/1/36	564,075
10,673	6.50%, due 6/1/36	10,788
1,016,751	5.00%, due 6/1/36	955,555
458,627	5.50%, due 7/1/36	442,561
532,808	6.50%, due 8/1/36	538,538
	Ginnie Mae:
611,731	6.00%, due 2/15/33	610,050
284,672	5.50%, due 11/15/33	269,893
630,917	5.00%, due 4/15/34	597,946
1,463,869	6.00%, due 10/20/34	1,458,048
516,035	6.50%, due 2/20/35	524,950
493,720	5.50%, due 3/15/35	479,717
1,993,142	5.50%, due 3/20/35	1,928,429
1,163,016	5.50%, due 5/20/35	1,128,216
96,989	6.50%, due 6/15/36	98,573
279,734	5.50%, due 6/15/36	271,541
399,543	6.00%, due 7/15/36	397,622
Total Mortgage Backed Securities (cost $92,000,562)		90,234,541
Preferred Stock - 0.8%
Finance - Other Services - 0.2%
11,098	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	594,298

Shares or Principal Amount		Value
REIT - Diversified - 0.4%
31,150	iStar Financial, Inc., 7.875%	$784,980
19,900	Lexington Realty Trust, Series D, 7.55%	484,366
		1,269,346
Savings/Loan/Thrifts - 0.2%
26,020	Chevy Chase Bank FSB, 8.00%	674,959
Total Preferred Stock (cost $2,591,697)		2,538,603
U.S. Government Agencies - 14.7%
	Fannie Mae:
$13,910,000	5.50%, due 3/15/11#	14,028,653
8,955,000	5.25%, due 8/1/12#	8,878,121
2,880,000	5.25%, due 9/15/16	2,837,180
5,075,000	6.625%, due 11/15/30#	5,719,276
	Federal Home Loan Bank System:
1,895,000	5.00%, due 2/20/09#	1,888,447
6,045,000	5.625%, due 6/13/16	6,022,404
	Freddie Mac:
6,383,000	5.25%, due 5/21/09#	6,387,985
1,760,000	5.25%, due 7/18/11#	1,759,852
Total U.S. Government Agencies (cost $47,940,913)		47,521,918
U.S. Treasury Notes/Bonds - 35.2%
	U.S. Treasury Notes/Bonds:
225,000	4.75%, due 2/28/09#	224,314
22,095,000	4.875%, due 5/31/09#	22,088,106
390,000	4.75%, due 2/15/10#	388,568
18,635,000	4.50%, due 5/15/10#	18,439,910
3,615,000	5.125%, due 6/30/11#	3,642,394
540,000	4.75%, due 1/31/12#	535,950
7,385,000	4.625%, due 2/29/12	7,290,383
885,000	4.50%, due 3/31/12#	868,821
1,265,000	4.50%, due 4/30/12#	1,241,479
25,268,000	4.75%, due 5/31/12#	25,070,605
2,586,000	4.625%, due 11/15/16#	2,506,199
125,000	4.625%, due 2/15/17#	121,055
10,130,000	4.50%, due 5/15/17#	9,712,138
1,345,000	8.875%, due 8/15/17	1,742,406
2,665,000	8.875%, due 2/15/19#	3,524,463
3,770,000	7.25%, due 8/15/22#	4,563,762
7,999,000	6.25%, due 8/15/23#	8,882,018
2,575,000	4.50%, due 2/15/36#	2,331,583
1,495,000	4.75%, due 2/15/37#	1,409,622
Total U.S. Treasury Notes/Bonds (cost $115,260,583)		114,583,776
Money Markets - 4.4%
14,236,000	Janus Institutional Cash Management Fund - Institutional Shares, 5.34% (cost $14,236,000)	14,236,000
Other Securities - 22.7%
73,459,013	State Street Navigator Securities Lending Prime Portfolio† (cost $73,459,013)	73,459,013
Total Investments (total cost $406,492,665) – 124.3%		403,146,752
Liabilities, net of Cash, Receivables and Other Assets – (24.3)%		(78,834,147)
Net Assets – 100%		$324,312,605

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Belgium	$371,250	0.1%
Canada	3,248,912	0.8%
China	365,750	0.1%
Spain	454,141	0.1%
United States††	398,706,699	98.9%
Total	$403,146,752	100.0%

††Includes Short-Term Securities and Other Securities (77.1% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
Euro 11/29/07	268,000	$364,354	$(991)
Total		$364,354	$(991)

See Notes to Schedules of Investments and Financial Statements.
10 Janus Aspen Series June 30, 2007

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Flexible Bond Portfolio
Assets:
Investments at cost(1)	$406,493
Investments at value(1)	$403,147
Cash	942
Receivables:
Portfolio shares sold	719
Dividends	24
Interest	3,088
Other assets	115
Total Assets	408,035
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	73,459
Investments purchased	9,691
Portfolio shares repurchased	378
Dividends	–
Advisory fees	131
Transfer agent fees and expenses	–
Distribution fees - Service Shares	6
Non-interested Trustees' fees and expenses	7
Accrued expenses	49
Forward currency contracts	1
Total Liabilities	83,722
Net Assets	$324,313
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$333,240
Undistributed net investment income/(loss)*	606
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(6,186)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	(3,347)
Total Net Assets	$324,313
Net Assets - Institutional Shares	$293,741
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	26,498
Net Asset Value Per Share	$11.09
Net Assets - Service Shares	$30,572
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,611
Net Asset Value Per Share	$11.71

*See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $71,979,231 of securities loaned (Note 1).

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 11

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Flexible Bond Portfolio
Investment Income:
Interest	$7,886
Securities lending income	28
Dividends	96
Dividends from affiliates	160
Total Investment Income	8,170
Expenses:
Advisory fees	789
Transfer agent expenses	2
Registration fees	10
Custodian fees	9
Professional fees	7
Non-interested Trustees' fees and expenses	11
Distribution fees - Service Shares	35
Printing expenses	43
Other expenses	24
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	930
Expense and Fee Offset	(1)
Net Expenses	929
Net Investment Income/(Loss)	7,241
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(1,300)
Net realized gain/(loss) from futures contracts	(43)
Net realized gain/(loss) from short sales	7
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(3,180)
Net Gain/(Loss) on Investments	(4,516)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,725

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$7,241	$13,618
Net realized gain/(loss) from investment and foreign currency transactions	(1,300)	(3,577)
Net realized gain/(loss) from futures contracts	(43)	(19)
Net realized gain/(loss) from short sales	7	(2)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(3,180)	2,168
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,725	12,188
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(6,766)	(12,918)
Service Shares	(626)	(1,216)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	(554)
Service Shares	–	(64)
Net Decrease from Dividends and Distributions	(7,392)	(14,752)
Capital Share Transactions:
Shares sold
Institutional Shares	56,873	36,889
Service Shares	6,480	5,987
Reinvested dividends and distributions
Institutional Shares	6,766	13,472
Service Shares	626	1,280
Shares repurchased
Institutional Shares	(30,302)	(61,602)
Service Shares	(3,749)	(12,409)
Net Increase/(Decrease) from Capital Share Transactions	36,694	(16,383)
Net Increase/(Decrease) in Net Assets	32,027	(18,947)
Net Assets:
Beginning of period	292,286	311,233
End of period	$324,313	$292,286
Undistributed net investment income/(loss)*	$606	$757

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Flexible Bond Portfolio
fiscal year ended December 31	2007	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$11.24	$11.36		$12.14		$12.49		$12.30	$11.66
Income from Investment Operations:
Net investment income/(loss)	.25	.54		.60		.66		.63	.55
Net gain/(loss) on securities (both realized and unrealized)	(.14)	(.08)		(.36)		(.18)		.15	.65
Total from Investment Operations	.11	.46		.24		.48		.78	1.20
Less Distributions and Other:
Dividends (from net investment income)*	(.26)	(.56)		(.59)		(.68)		(.59)	(.56)
Distributions (from capital gains)*	–	(.02)		(.43)		(.15)		–	–
Payment from affiliate	–	–		–	(1)	–	(1)	–	–
Total Distributions and Other	(.26)	(.58)		(1.02)		(.83)		(.59)	(.56)
Net Asset Value, End of Period	$11.09	$11.24		$11.36		$12.14		$12.49	$12.30
Total Return**	1.00%	4.22%		2.00	%(2)	3.97	%(2)	6.39%	10.48%
Net Assets, End of Period (in thousands)	$293,741	$264,656		$278,324		$404,522		$576,021	$591,189
Average Net Assets for the Period (in thousands)	$262,667	$264,990		$321,856		$525,932		$623,513	$466,274
Ratio of Gross Expenses to Average Net Assets***(3)	0.62%	0.64%		0.57%		0.59%		0.64%	0.66%
Ratio of Net Expenses to Average Net Assets***(3)	0.62%	0.64%		0.57%		0.59%		0.64%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.05%	4.63%		4.18%		4.28%		4.51%	5.02%
Portfolio Turnover Rate***	136%	163	%(4)	171	%(4)	171%		154%	229%

Service Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Flexible Bond Portfolio
fiscal year ended December 31	2007	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$11.86	$11.91		$12.70		$13.11		$12.82	$11.98
Income from Investment Operations:
Net investment income/(loss)	.28	.51		.53		.54		.53	.34
Net gain/(loss) on securities (both realized and unrealized)	(.18)	(.05)		(.31)		(.07)		.26	.87
Total from Investment Operations	.10	.46		.22		.47		.79	1.21
Less Distributions and Other:
Dividends (from net investment income)*	(.25)	(.49)		(.58)		(.73)		(.50)	(.37)
Distributions (from capital gains)*	–	(.02)		(.43)		(.15)		–	–
Payment from affiliate	–	–		–	(1)	–	(1)	–	–
Total Distributions and Other	(.25)	(.51)		(1.01)		(.88)		(.50)	(.37)
Net Asset Value, End of Period	$11.71	$11.86		$11.91		$12.70		$13.11	$12.82
Total Return**	0.84%	3.98%		1.76	%(2)	3.70	%(2)	6.17%	10.16%
Net Assets, End of Period (in thousands)	$30,572	$27,630		$32,909		$34,867		$31,272	$14,025
Average Net Assets for the Period (in thousands)	$27,842	$30,780		$33,352		$33,840		$23,523	$7,218
Ratio of Gross Expenses to Average Net Assets***(3)	0.87%	0.89%		0.83%		0.84%		0.89%	0.91%
Ratio of Net Expenses to Average Net Assets***(3)	0.87%	0.89%		0.82%		0.84%		0.89%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.80%	4.36%		3.94%		4.03%		4.26%	4.61%
Portfolio Turnover Rate***	136%	163	%(4)	171	%(4)	171%		154%	229%

*See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(3)  See Note 4 in Notes to Financial Statements.

(4)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 165% in 2006 and 177% in 2005.

See Notes to Financial Statements.
14 Janus Aspen Series June 30, 2007

Notes to Schedule of Investments (unaudited)

Lehman Brothers Aggregate Bond Index	The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Based Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

REIT	Real Estate Investment Trust

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects rate as of June 30, 2007.

  #  Loaned security; a portion or all of the security is on loan at June 30, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

§Schedule of Restricted and Illiquid Securities (as of June 30, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen Flexible Bond Portfolio
Capmark Financial Group, 6.30% company guaranteed notes, due 5/10/17 (144A)	5/3/07	$439,292	$432,983	0.1%
Sabine Pass LNG L.P., 7.50% secured notes, due 11/30/16 (144A)	11/1/06	800,000	796,000	0.2%
Source Gas LLC, 5.90% senior notes, due 4/1/17 (144A)	4/11/07	513,378	500,637	0.2%
		$1,752,670	$1,729,620	0.5%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2007 are noted below.

Portfolio	Aggregate Value
Janus Aspen Flexible Bond Portfolio	$825,391

The interest rate for variable rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2007.

Janus Aspen Series June 30, 2007 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Flexible Bond Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call

16 Janus Aspen Series June 30, 2007

back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2007
Janus Aspen Flexible Bond Portfolio	$71,979,231

As of June 30, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2007
Janus Aspen Flexible Bond Portfolio	$73,459,013

As of June 30, 2007, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Mortgage Dollar Rolls

The Portfolio may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Portfolio sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Portfolio will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Portfolio's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Portfolio's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

During the six-month period ended June 30, 2007, the Portfolio was not invested in mortgage dollar rolls.

Securities Traded on a To-Be-Announced Basis

The Portfolio may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At June 30, 2007, the Portfolio was not invested in TBA securities.

Bank Loans

The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR").

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended June 30, 2007 are noted in the table below.

Portfolio	Average Monthly Value	Rate
Janus Aspen Flexible Bond Portfolio	$9,862,621	2.15%-9.00%

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. As of June 30, 2007, the Portfolio was not invested in short sales.

18 Janus Aspen Series June 30, 2007

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of June 30, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon rates of 0.55% of the first $300 million of average daily net assets plus 0.45% of average daily nets assets in excess of $300 million.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 0.90% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $281 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on

20 Janus Aspen Series June 30, 2007

the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen Flexible Bond Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$26,931,594	$12,695,594	$48,400	$14,236,000
Janus Institutional Cash Reserves Fund	9,389,098	11,022,125	16,605	–
Janus Institutional Money Market Fund – Institutional Shares	102,036,450	102,036,450	72,726	–
Janus Money Market Fund – Institutional Shares	16,617,996	23,282,996	22,215	–
	$154,975,138	$149,037,165	$159,946	$14,236,000

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Flexible Bond Portfolio	$406,818,037	$801,718	$(4,473,003)	$(3,671,285)

Net capital loss carryovers as of December 31, 2006 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2006

Portfolio	December 31, 2014	Accumulated Capital Losses
Janus Aspen Flexible Bond Portfolio	$(4,575,184)	$(4,575,184)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2007 (unaudited) and each fiscal year ended December 31	Institutional Shares						Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003	2002	2007(1)	2006(1)	2005(1)	2004(1)	2003	2002
Janus Aspen Flexible Bond Portfolio	0.62%	0.64%	0.57%	0.59%	0.64%	0.66%	0.87%	0.89%	0.83%	0.84%	0.89%	0.91%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Aspen Series June 30, 2007 21

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	5,026	3,266
Reinvested dividends and distributions	612	1,216
Shares repurchased	(2,678)	(5,450)
Net Increase/(Decrease) in Portfolio Shares	2,960	(968)
Shares Outstanding, Beginning of Period	23,538	24,506
Shares Outstanding, End of Period	26,498	23,538
Transactions in Portfolio Shares – Service Shares
Shares sold	541	504
Reinvested dividends and distributions	54	110
Shares repurchased	(313)	(1,048)
Net Increase/(Decrease) in Portfolio Shares	282	(434)
Shares Outstanding, Beginning of Period	2,329	2,763
Shares Outstanding, End of Period	2,611	2,329

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar rolls) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Flexible Bond Portfolio	$54,157,316	$67,032,195	$184,594,093	$123,238,492

22 Janus Aspen Series June 30, 2007

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an

Janus Aspen Series June 30, 2007 23

Notes to Financial Statements (unaudited) (continued)

unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

24 Janus Aspen Series June 30, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve- month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series June 30, 2007 25

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

26 Janus Aspen Series June 30, 2007

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, balance credits or transfer agent

Janus Aspen Series June 30, 2007 27

Explanations of Charts, Tables and Financial Statements (unaudited) (continued)

fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-895  109-24-705 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Foreign Stock Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Additional Information	20

Explanations of Charts, Tables and Financial Statements	21

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Foreign Stock Portfolio (unaudited)

Portfolio Snapshot

This portfolio looks for companies anywhere in the world selling at a discount to what we believe is their true value.

Jason Yee

portfolio manager

Performance Overview

For the six months ended June 30, 2007, Janus Aspen Foreign Stock Portfolio's Service Shares gained 15.01%, outperforming the benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, which returned 10.74%.

Economic Overview

Equity markets worldwide rallied during much of the first six months of the year. Many ended the period at near-record levels amid global economic strength, an active merger and acquisition (M&A) and private equity environment, and stronger-than-expected corporate earnings growth. Within the U.S., inflation continued to moderate while employment growth remained firm and the economy showed signs that it was rebounding from what had been a slow start to 2007. Outside the U.S., most economies remained strong.

On the interest rate front, the global picture was mixed. In the U.S., the somewhat better-than-expected economic data during the second quarter and concerns that inflation will fail to moderate further helped to spark a rise in long-term interest rates late in the period. As a result, the yield curve began to normalize, with long-term rates higher than short-term rates, during the first half of the year. Growing problems within the subprime mortgage market, persistent weakness in housing and rising energy prices led to continued uncertainty over the near-term future of the U.S. economy.

The Federal Reserve (Fed) confirmed its neutral posture on monetary policy. It seems less likely to cut the Fed Funds rate any time this year, as it opted to focus on longer-term inflation instead of moderating short-term inflation levels at its June meeting. The period closed with several loose ends, helping to increase volatility in the equity markets. The uptick in volatility was not limited to the U.S., as markets across the globe experienced similar increases. This prompted questions about whether the robust deal-making activity seen during the first half of the year could maintain its solid pace and continue to provide key valuation support for equity prices worldwide.

Within Europe, inflation was a concern. The European Central Bank and the Bank of England continued to raise rates in an effort to stem rising prices, but by and large stock markets shrugged off these widely expected rate increases and moved higher. In contrast, Japan is still trying to emerge from what has been a long period of falling prices. After having held its overnight interest rate near zero for almost six years, the Bank of Japan is poised to raise rates even further if in fact the economy and inflation show signs of picking up, but so far the direction of both has been unclear. Low rates and economic uncertainty have continued to plague the Japanese Yen, which has weakened against most major currencies around the world. Meanwhile, the U.S. dollar has not fared well, losing ground to most currencies around the world, which has helped boost international returns for U.S. dollar-based investors.

Select Consumer Discretionary Shares Benefited Performance

The primary driver of relative performance was stock selection in the consumer discretionary sector, where the Portfolio was significantly overweight relative to its benchmark. The Portfolio also benefited from healthy gains in a number of its financial and information technology holdings.

Among individual holdings, Nokia was the strongest positive contributor. The Finnish manufacturer of mobile handset and other telecommunication equipment reported strong results and showed signs of taking market share from its rival Motorola. I see the company as improving its product mix, focusing on more profitable niches and, in the process, creating the potential for margin expansion.

Another standout, British Sky Broadcasting Group (BSkyB) is a cable and telephone service company in the United Kingdom. The company recently reported solid results, showing it had increased the number of subscribers and the average revenue per user. BSkyB has the potential to increase margins, while growing top line revenues as it rolls out new broadband products.

Select Health Care Holdings Detracted from Performance

On a negative note, poor relative performance by a few of the Portfolio's health care holdings hurt performance. The Portfolio's materials, industrials and energy shares also failed to keep pace with Index category performance. Individual

2 Janus Aspen Series June 30, 2007

(unaudited)

detractors included Japan's Takeda Pharmaceuticals, which weakened in line with the overall Japanese market. The stock was also pressured by concerns over the market for one of its diabetes drugs, Actos, after an independent study of a competing drug found increased risk of cardiovascular issues. While the stock is suffering from the uncertainty surrounding this study, Takeda should be able to demonstrate its drug does not have the same risk, which would allow the company to gain market share in the diabetes drug market.

Tenma, a Japanese company that sells plastic goods for consumer and industrial uses, was another detractor, though its weakness was not related to any important company news. The company is restructuring its manufacturing operations in an attempt to improve margins and cash flow. It is a steady, cash-generative business that I believe is not properly priced by the market, given that its cash and other non-operating assets essentially equal its market capitalization – ascribing almost no value to the operating business.

Outlook

My investment process does not depend on economic predictions but rather on stock selection opportunities. In general, the Portfolio has moved toward what I believe are stable, cash-generative companies with long-term competitive advantages. It is harder to find stocks where companies are drastically mispriced relative to underlying asset values or potential benefits of restructurings. In general, the M&A boom has closed many value gaps.

This environment is not all bad, though. With economies robust, particularly those overseas, we are finding that well-positioned companies have opportunities to create value. Many companies are using their healthy balance sheets in an effort to improve the business models either through accretive acquisitions or through share buybacks. Other companies have invested in their businesses in the last few years and are now realizing the benefits of these investments.

In what is a fairly focused portfolio, my main task is to follow the fundamentals of our holdings. Overall, I am pleased with the performance and market positioning of the companies. As valuations rise, the investment team must monitor the risk/reward tradeoff for each stock. Even in a market where valuations are high, I am confident I can find names with attractive valuations and prospects, like the ones currently owned by the Portfolio.

Thank you for your investment in Janus Aspen Foreign Stock Fund.

Janus Aspen Series June 30, 2007 3

Janus Aspen Foreign Stock Portfolio (unaudited)

Janus Aspen Foreign Stock Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Nokia Oyj	2.11%
British Sky Broadcasting Group PLC	1.40%
Shaw Communications, Inc. - Class B	1.21%
Sony Corp.	1.13%
Millea Holdings, Inc.	0.85%

5 Lowest Contributors/Detractors to
Performance – Holdings

Contribution
Takeda Pharmaceutical Company, Ltd.	(0.18)%
Tenma Corp.	(0.09)%
Hutchison Whampoa, Ltd.	(0.02)%
Interpublic Group of Companies, Inc.	0.00%
Arkema	0.01%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Consumer Discretionary	7.22%	39.69%	11.88%
Information Technology	2.45%	7.67%	5.44%
Financials	2.15%	15.52%	29.75%
Consumer Staples	1.69%	10.46%	7.96%
Industrials	1.18%	9.88%	11.60%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Health Care	(0.16)%	4.68%	6.80%
Utilities	0.00%	0.00%	5.47%
Telecommunication Services	0.55%	2.15%	5.44%
Energy	0.59%	4.10%	6.91%
Materials	0.85%	5.86%	8.75%

4 Janus Aspen Series June 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007

Nokia Oyj Wireless Equipment	5.4%
Sony Corp. Audio and Video Products	5.1%
British Sky Broadcasting Group PLC Television	4.9%
Nipponkoa Insurance Company, Ltd. Property and Casualty Insurance	4.5%
Millea Holdings, Inc. Property and Casualty Insurance	4.5%
24.4%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Emerging markets comprised 1.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

Janus Aspen Series June 30, 2007 5

Janus Aspen Foreign Stock Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007								Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Foreign Stock Portfolio - Service Shares	15.01%	26.59%		13.78%		12.51%		1.72%	1.52	%(a)
Morgan Stanley Capital International EAFE® Index	10.74%	27.00%		17.73%		10.70%
Lipper Quartile - Service Shares	–	2	nd	4	th	2	nd
Lipper Ranking - Service Shares based on total returns for Variable Annuity International Funds	–	117/240		158/178		39/137

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a) For Service Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Due to certain investment strategies, the Portfolio may have an increased position in cash.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

6 Janus Aspen Series June 30, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,150.10	$7.30
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.85

(1) Expenses are equal to the annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

May 31, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – May 1, 2001

Janus Aspen Series June 30, 2007 7

Janus Aspen Foreign Stock Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Common Stock - 84.5%
Advertising Agencies - 0%
124	Interpublic Group of Companies, Inc.*	$1,414
Advertising Services - 1.7%
28,336	WPP Group PLC	423,892
Agricultural Chemicals - 2.7%
3,325	Syngenta A.G.	648,309
Apparel Manufacturers - 2.7%
52,000	Esprit Holdings, Ltd.	662,007
Audio and Video Products - 5.1%
24,300	Sony Corp.	1,248,672
Beverages - Wine and Spirits - 2.5%
29,156	Diageo PLC	605,647
Brewery - 1.7%
7,021	Heineken N.V.	412,393
Broadcast Services and Programming - 1.4%
12,720	Grupo Televisa S.A. (ADR)	351,199
Cable Television - 3.4%
19,898	Shaw Communications, Inc. - Class B	840,937
Cellular Telecommunications - 2.0%
146,586	Vodafone Group PLC	493,257
Chemicals - Diversified - 1.7%
4,792	Akzo Nobel N.V.	413,446
156	Arkema*	10,205
		423,651
Diversified Operations - 7.7%
42,000	Hutchison Whampoa, Ltd.	417,149
5,541	Louis Vuitton Moet Hennessy S.A.	638,621
12,590	Smiths Group PLC.	299,048
15,900	Tyco International, Ltd. (U.S. Shares)	537,261
		1,892,079
Electronic Components - Miscellaneous - 4.4%
25,360	Koninklijke (Royal) Philips Electronics N.V.	1,075,090
Electronic Components - Semiconductors - 0.9%
78,058	ARM Holdings PLC	228,261
Food - Diversified - 1.7%
1,097	Nestle S.A.	416,644
Food - Retail - 2.1%
6,056	Metro A.G.	501,026
Hotels and Motels - 1.0%
2,803	Accor S.A.	247,727
Insurance Brokers - 4.4%
24,450	Willis Group Holdings, Ltd.	1,077,267
Machinery - Pumps - 2.7%
6,941	Pfeiffer Vacuum Technology A.G.	664,128
Medical - Drugs - 3.7%
11,433	GlaxoSmithKline PLC	299,502
9,200	Takeda Pharmaceutical Company, Ltd.	593,744
		893,246
Multimedia - 2.4%
13,856	Vivendi Universal S.A.	595,788
Oil Companies - Integrated - 3.7%
33,354	BP PLC	401,827
6,272	Total S.A.	509,141
		910,968

Shares or Principal Amount		Value
Property and Casualty Insurance - 9.0%
26,400	Millea Holdings, Inc.	$1,083,425
123,000	Nipponkoa Insurance Company, Ltd.	1,106,318
		2,189,743
Publishing - Books - 2.3%
29,225	Reed Elsevier N.V.	557,120
Publishing - Newspapers - 1.4%
67,969	Independent News & Media PLC	344,378
Rubber/Plastic Products - 1.0%
15,000	Tenma Corp.	252,634
Semiconductor Equipment - 0.9%
8,108	ASML Holding N.V.*	223,440
Television - 4.9%
92,799	British Sky Broadcasting Group PLC	1,189,338
Wireless Equipment - 5.4%
46,600	Nokia Oyj	1,310,044
Total Common Stock (cost $12,284,876)		20,680,299
Preferred Stock - 1.1%
Soap and Cleaning Preparations - 1.1%
4,809	Henkel KGaA (cost $101,008)	253,608
Money Markets - 13.8%
503,523	Janus Institutional Cash Management Fund - Institutional Shares, 5.34%	503,523
2,874,517	Janus Institutional Money Market Fund - Institutional Shares, 5.28%	2,874,517
Total Money Markets (cost $3,378,040)		3,378,040
Total Investments (total cost $15,763,924) – 99.4%		24,311,947
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		155,210
Net Assets – 100%		$24,467,157

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$2,276,535	9.4%
Canada	840,937	3.5%
Finland	1,310,044	5.4%
France	2,001,482	8.2%
Germany	1,418,762	5.8%
Hong Kong	417,149	1.7%
Ireland	344,378	1.4%
Japan	4,284,793	17.6%
Mexico	351,199	1.5%
Netherlands	2,681,489	11.0%
Switzerland	1,064,953	4.4%
United Kingdom	3,940,772	16.2%
United States††	3,379,454	13.9%
Total	$24,311,947	100.0%

††Includes Short-Term Securities (0% excluding Short-Term Securities).

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Foreign Stock Portfolio
Assets:
Investments at cost	$15,764
Investments at value	$24,312
Cash	50
Cash denominated in foreign currency (cost $158)	158
Receivables:
Portfolio shares sold	–
Dividends	31
Interest	10
Other assets	–
Total Assets	24,561
Liabilities:
Payables:
Portfolio shares repurchased	42
Advisory fees	12
Printing expenses	7
Professional fees	13
Transfer agent fees and expenses	–
Distribution fees - Service Shares	5
System fees	4
Legal fees	4
Non-interested Trustees' fees and expenses	4
Accrued expenses	3
Total Liabilities	94
Net Assets	$24,467
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$15,773
Undistributed net investment income/(loss)*	148
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(3)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	8,549
Total Net Assets	$24,467
Net Assets - Service Shares	$24,467
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,306
Net Asset Value Per Share	$18.73

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 9

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Foreign Stock Portfolio
Investment Income:
Dividends	$434
Dividends from affiliates	26
Foreign tax withheld	(28)
Total Investment Income	432
Expenses:
Advisory fees	65
Transfer agent expenses	1
Custodian fees	6
Professional fees	8
Non-interested Trustees' fees and expenses	7
Distribution fees - Service Shares	26
System fees	8
Printing expenses	14
Other expenses	6
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	141
Expense and Fee Offset	–
Net Expenses	141
Net Investment Income/(Loss)	291
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(1)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,558
Net Gain/(Loss) on Investments	2,557
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,848

See Notes to Financial Statements.
10 Janus Aspen Series June 30, 2007

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Foreign Stock Portfolio
	2007	2006
Operations:
Net investment income/(loss)	$291	$194
Net realized gain/(loss) from investment transactions and foreign currency transactions	(1)	616
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,558	2,102
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,848	2,912
Dividends and Distributions to Shareholders:
Net investment income *
Service Shares	(143)	(278)
Net realized gain/(loss) from investment transactions*
Service Shares	(533)	(490)
Net Decrease from Dividends and Distributions	(676)	(768)
Capital Share Transactions:
Shares sold
Service Shares	4,153	3,273
Reinvested dividends and distributions
Service Shares	676	768
Shares repurchased
Service Shares	(1,518)	(2,873)
Net Increase/(Decrease) from Capital Share Transactions	3,311	1,168
Net Increase/(Decrease) in Net Assets	5,483	3,312
Net Assets:
Beginning of period	18,984	15,672
End of period	$24,467	$18,984
Undistributed net investment income/(loss)*	$148	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 11

Financial Highlights - Service Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Foreign Stock Portfolio
fiscal year ended December 31	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.75	$14.85	$14.09	$11.95	$9.00	$10.49
Income from Investment Operations:
Net investment income/(loss)	.23	.25	.11	.04	.06	–
Net gain/(loss) on securities (both realized and unrealized)	2.28	2.37	.76	2.14	2.95	(1.41)
Total from Investment Operations	2.51	2.62	.87	2.18	3.01	(1.41)
Less Distributions:
Dividends (from net investment income)*	(.11)	(.25)	(.11)	(.04)	(.04)	–
Distributions (from capital gains)*	(.42)	(.47)	–	–	–	(.08)
Tax return of capital*	–	–	–	–	(.02)	–
Total Distributions	(.53)	(.72)	(.11)	(.04)	(.06)	(.08)
Net Asset Value, End of Period	$18.73	$16.75	$14.85	$14.09	$11.95	$9.00
Total Return**	15.01%	18.06%	6.24%	18.22%	33.39%	(13.37)%
Net Assets, End of Period (in thousands)	$24,467	$18,984	$15,672	$16,889	$8,481	$5,969
Average Net Assets for the Period (in thousands)	$20,753	$17,224	$16,595	$13,297	$6,758	$3,989
Ratio of Gross Expenses to Average Net Assets***(1)	1.37%	1.49%	1.45%	1.46%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets***(1)	1.37%	1.49%	1.44%	1.45%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.83%	1.13%	0.82%	0.34%	0.40%	(0.09)%
Portfolio Turnover Rate***	0%	16%	20%	14%	31%	106%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

Janus Aspen Series June 30, 2007 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Foreign Stock Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of June 30, 2007, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from

14 Janus Aspen Series June 30, 2007

adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" (uncovered) short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of June 30, 2007, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of June 30, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered

Janus Aspen Series June 30, 2007 15

Notes to Financial Statements (unaudited) (continued)

under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets. As of June 30, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters

16 Janus Aspen Series June 30, 2007

discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen Foreign Stock Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$732,366	$228,843	$7,572	$503,523
Janus Institutional Cash Reserves Fund	61,051	707,037	4,620	–
Janus Institutional Money Market Fund – Institutional Shares	4,003,675	1,129,158	13,751	2,874,517
Janus Money Market Fund – Institutional Shares	80,500	80,500	162	–
	$4,877,592	$2,145,538	$26,105	$3,378,040

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Foreign Stock Portfolio	$15,765,328	$8,546,619	$–	$8,546,619

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2007 (unaudited) and each fiscal year ended December 31
	Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003	2002
Janus Aspen Foreign Stock Portfolio	1.37%	1.69%	1.45%	1.46%	1.89%	2.54%

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and	Janus Aspen Foreign Stock
the fiscal year ended December 31, 2006	Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Service Shares
Shares sold	221	209
Reinvested dividends and distributions	36	49
Shares repurchased	(84)	(181)
Net Increase/(Decrease) in Portfolio Shares	173	77
Shares Outstanding, Beginning of Period	1,133	1,056
Shares Outstanding, End of Period	1,306	1,133

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Foreign Stock Portfolio	$–	$–	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and

18 Janus Aspen Series June 30, 2007

under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2007 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve- month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

20 Janus Aspen Series June 30, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet

Janus Aspen Series June 30, 2007 21

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

22 Janus Aspen Series June 30, 2007

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2007 23

Notes

24 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-892  109-24-716 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Forty Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Additional Information	22

Explanations of Charts, Tables and Financial Statements	23

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot

This portfolio invests primarily in a focused portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium- and small-sized companies.

Scott Schoelzel

portfolio manager

Performance Overview

For the six-month period ended June 30, 2007, Janus Aspen Forty Portfolio's Institutional Shares and Service Shares returned 10.71% and 10.54%, respectively. For the same period, the Portfolio's primary benchmark, the Russell 1000® Growth Index, returned 8.13% and its secondary benchmark, the S&P 500® Index, returned 6.96%. These returns placed Janus Aspen Forty Portfolio in the top 3% for its Institutional Shares and the top 5% for its Service Shares as compared to all Variable Annuity (VA) Lipper Large-Cap Growth Funds for the period based on total returns*. When these returns are added to the returns generated in years past, the since-inception performance record is something we are proud of and is detailed in the chart below:

Janus Aspen Forty Portfolio Institutional Shares	One Year	Three Years	Five Years	Since Inception 5/1/97
*Lipper Quartile (Rank as of 6/30/07 based on total returns for VA Lipper Large- Cap Growth Funds)	1st (14 out of 194)	1st (5 out of 182)	1st (4 out of 143)	1st (1 out of 49)

Data presented reflects past performance, which is no guarantee of future results.

Stewardship

Returns only tell part of the story. We continue to be vigilant in our stewardship of the Portfolio. Continuing a long-established trend, Janus Aspen Forty Portfolio's turnover rate was approximately 22% for both its Institutional Shares and Service Shares versus a peer average of 81%, as of 6/30/07. This contributed to the Portfolio's low overall average operating expenses of 0.72% for its Institutional Shares when compared to its peer group average of 0.94%, as of 6/30/07.

What Went Right

One of the biggest contributors to the Portfolio's performance during the period was our investment in Potash Corporation of Saskatchewan, Canada. Potash, the world's largest producer of fertilizer, is part of our broader investment within agriculture. While Potash has world-class operations in all three of the key nutrients found in most of the world's fertilizers – potash, nitrogen and phosphate – the core of their business revolves around their potash operations. As the world becomes more industrialized and as standards of living begin to rise, one of the first things people do is eat better. They consume more meat, more poultry and more complex foods of all types that require more feed stocks (primarily corn and soy beans), which in turn require higher yields on increasingly tight farmable acreage. We believe Potash is well positioned and has seen the demand for potash, phosphate and nitrogen increase substantially over the past couple of years. I am often asked if Potash is an "ethanol" play. My answer is yes, but ethanol is only one of several positive components of the investment thesis for Potash.

Our investment in Research In Motion (RIMM), the creator of the BlackBerry mobile communications device, was once again one of the largest contributors to the Portfolio's performance over the past six months. This past quarter the company added another 1.2 million new subscribers, bringing its total subscriber base to nearly 9 million subscribers. RIMM now has service relationships with over 270 carriers worldwide, including a burgeoning presence in China. Moreover, RIMM's current share of the mobile computing and communications market is still quite small compared to the potential total addressable market. While the competition in the mobile communications market is fierce, we believe RIMM is especially well positioned in both the business enterprise and high-end consumer markets, and is also poised to meaningfully increase its market share.

In addition to our investment in RIMM, our investment in Apple was also positioned to capitalize on the introduction of the other mobile communications device that we think is poised to change the mobile handset market: the wildly impressive iPhone. Like RIMM, our initial investment in Apple was made many years ago and I would like to credit our team of technology analysts for their fine work in monitoring the

2 Janus Aspen Series June 30, 2007

(unaudited)

progress and forecasting the potential of these two investments.

What Went Wrong

The main detractor for the period was Las Vegas Sands Corp., which declined in sympathy with the pullback in Asian markets. Some investors have become concerned about the timing of the opening of its new Macau property this fall. Regardless of these jitters, we held the position given the attractive growth potential of the Macau market.

Two investments that moved against us in the first half of the year had a common theme in that they are both investment banks and were both tainted by the meltdown in the subprime mortgage lending markets. Our investments in Bear Stearns Companies and Merrill Lynch both lost value in the first six months of this year. We have worked diligently to try to quantify the financial risks to the investment banks as a result of their lending activities in not only the subprime space, but also to hedge funds and to various private equity managers. Some investors believe this is only the first domino in a series of defaults that will ripple through the investment markets. At this point, we believe the deterioration of these credits, while painful, will ultimately prove to be manageable. We also think that investors have lost sight of just how diversified the traditional investment banks have become as many have expanded globally into other financial product lines. To put the loss of our investments in Bear Stearns and Merrill Lynch in perspective, the reduction in their values cost our investors about 64 basis points of performance, or just over one-half of 1% during the first six months of the year. To put this in context, our investments in RIMM and Apple (described above) contributed 469 basis points, or almost 4.70% to the Portfolio's performance during the past six months. I mention this to illustrate the fine work our analysts have done helping me manage the risk profile of the Portfolio.

Outlook

As we discussed in our recent investor letters, we have been looking for the headwinds of higher interest rates and higher energy prices to abate. While I thought we were seeing signs of these two headwinds subsiding, the energy markets continue to be quite strong and rates have remained firm. Despite these two phenomena persisting, we have been able to adroitly navigate the markets. Once again, I believe that our research-centric investment process is sound and I want to thank the entire research team for all of their outstanding work.

Finally, I want to thank each of you for your continued investment and confidence in Janus Aspen Forty Portfolio.

Janus Aspen Series June 30, 2007 3

Janus Aspen Forty Portfolio (unaudited)

Janus Aspen Forty Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2.49%
Research In Motion, Ltd. (U.S. Shares)	2.20%
Intuitive Surgical, Inc.	1.38%
Apple, Inc.	1.12%
Google, Inc. - Class A	0.74%

5 Largest Detractors from Performance – Holdings

Contribution
Las Vegas Sands Corp.	(0.97)%
Merrill Lynch & Company, Inc.	(0.32)%
Bear Stearns Companies, Inc.	(0.32)%
Standard & Poor's Depositary Receipt	(0.14)%
Procter & Gamble Co.	(0.14)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Information Technology	4.25%	14.87%	26.45%
Materials	3.60%	11.37%	2.94%
Health Care	2.37%	21.67%	17.32%
Energy	1.77%	11.19%	4.21%
Consumer Staples	0.46%	7.28%	9.76%

5 Largest Detractors from Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Consumer Discretionary	(0.45)%	16.44%	14.03%
Financials	(0.44)%	15.47%	8.54%
Industrials	(0.06)%	1.72%	14.36%
Telecommunication Services	0.00%	0.00%	0.92%
Utilities	0.00%	0.00%	1.48%

4 Janus Aspen Series June 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007

Google, Inc. - Class A Web Portals/Internet Service Providers	5.4%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	5.2%
Research In Motion, Ltd. (U.S. Shares) Computers	5.1%
Las Vegas Sands Corp. Casino Hotels	4.9%
Celgene Corp. Medical - Biomedical and Genetic	4.4%
25.0%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Emerging markets comprised 1.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

Janus Aspen Series June 30, 2007 5

Janus Aspen Forty Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007										Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen Forty Portfolio - Institutional Shares	10.71%	22.16%		12.01%		11.59%		13.17%		0.70%
Janus Aspen Forty Portfolio - Service Shares	10.54%	21.87%		11.74%		11.23%		12.82%		0.95%
Russell 1000® Growth Index	8.13%	19.04%		9.28%		4.39%		5.46%
S&P 500® Index	6.96%	20.59%		10.71%		7.13%		8.13%
Lipper Quartile - Institutional Shares	–	1	st	1	st	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	–	14/194		4/143		1/49		1/49

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

6 Janus Aspen Series June 30, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,107.10	$3.76
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.61
Expense Example - Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,105.40	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86

(1) Expenses are equal to the annualized expense ratio of 0.72% for Institutional Shares and 0.97% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – May 1, 1997

Janus Aspen Series June 30, 2007 7

Janus Aspen Forty Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Common Stock - 91.5%
Aerospace and Defense - 1.4%
1,740,478	BAE Systems PLC	$14,101,481
Agricultural Chemicals - 10.6%
232,670	Monsanto Co.	15,714,532
679,035	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	52,944,358
201,715	Syngenta A.G.	39,330,394
		107,989,284
Agricultural Operations - 1.8%
217,835	Bunge, Ltd.	18,407,058
Audio and Video Products - 2.6%
511,225	Sony Corp. (ADR)	26,261,628
Casino Hotels - 6.9%
233,405	Harrah's Entertainment, Inc.#	19,900,110
655,580	Las Vegas Sands Corp.*,#	50,079,757
		69,979,867
Computers - 8.1%
255,090	Apple, Inc.*	31,131,184
257,305	Research In Motion, Ltd. (U.S. Shares)*	51,458,426
		82,589,610
Cosmetics and Toiletries - 3.1%
510,720	Procter & Gamble Co.	31,250,957
Diversified Minerals - 1.1%
250,630	Companhia Vale do Rio Doce (ADR)	11,165,567
Entertainment Software - 0.8%
169,690	Electronic Arts, Inc.*	8,029,731
Finance - Investment Bankers/Brokers - 10.5%
151,090	Bear Stearns Companies, Inc.#	21,152,600
182,270	Goldman Sachs Group, Inc.	39,507,022
276,805	Lehman Brothers Holdings, Inc.	20,627,509
306,720	Merrill Lynch & Company, Inc.	25,635,657
		106,922,788
Medical - Biomedical and Genetic - 6.0%
775,740	Celgene Corp.*	44,473,175
216,990	Genentech, Inc.*	16,417,463
		60,890,638
Medical - Drugs - 2.5%
142,779	Roche Holding A.G.	25,328,055
Medical Instruments - 3.6%
262,900	Intuitive Surgical, Inc.*,#	36,482,633
Medical Products - 1.3%
39,330	Nobel Biocare Holding A.G.	12,842,165
Multimedia - 1.4%
846,630	Publishing & Broadcasting, Ltd.	14,033,740
Oil Companies - Exploration and Production - 4.3%
132,985	Apache Corp.#	10,850,246
140,790	EOG Resources, Inc.	10,286,117
385,655	Occidental Petroleum Corp.	22,321,712
		43,458,075
Oil Companies - Integrated - 5.0%
383,700	ConocoPhillips	30,120,450
357,380	Hess Corp.	21,071,125
		51,191,575
Oil Refining and Marketing - 1.3%
178,575	Valero Energy Corp.	13,189,550

Shares or Principal Amount		Value
Optical Supplies - 2.6%
197,545	Alcon, Inc. (U.S. Shares)	$26,650,796
Retail - Apparel and Shoe - 1.0%
173,697	Industria de Diseno Textil S.A.	10,245,903
Soap and Cleaning Preparations - 1.5%
280,190	Reckitt Benckiser PLC	15,342,089
Super-Regional Banks - 4.2%
1,204,130	Wells Fargo & Co.	42,349,252
Therapeutics - 3.0%
30,287	Amylin Pharmaceuticals, Inc.*,#	1,246,613
762,730	Gilead Sciences, Inc.*	29,571,042
		30,817,655
Web Portals/Internet Service Providers - 5.4%
104,102	Google, Inc. - Class A*	54,484,905
Wireless Equipment - 1.5%
361,130	QUALCOMM, Inc.	15,669,431
Total Common Stock (cost $598,535,154)		929,674,433
Money Markets - 0.8%
5,194,318	Janus Institutional Cash Management Fund - Institutional Shares, 5.34%	5,194,318
3,143,604	Janus Institutional Money Market Fund - Institutional Shares, 5.28%	3,143,604
Total Money Markets (cost $8,337,922)		8,337,922
Other Securities - 4.4%
45,137,506	State Street Navigator Securities Lending Prime Portfolio† (cost $45,137,506)	45,137,506
Total Investments (total cost $652,010,582) – 96.7%		983,149,861
Cash, Receivables and Other Assets, net of Liabilities – 3.3%		33,355,806
Net Assets – 100%		$1,016,505,667

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$14,033,740	1.4%
Bermuda	18,407,057	1.9%
Brazil	11,165,566	1.1%
Canada	104,402,786	10.6%
Japan	26,261,628	2.7%
Spain	10,245,903	1.0%
Switzerland	104,151,410	10.6%
United Kingdom	29,443,570	3.0%
United States††	665,038,201	67.7%
Total	$983,149,861	100.0%

††Includes Short-Term Securities and Other Securities (62.2% excluding Short-Term Securities and Other Securities).

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Forty Portfolio
Assets:
Investments at cost(1)	$652,011
Investments at value(1)	$983,150
Cash	46
Receivables:
Investments sold	6,421
Portfolio shares sold	73,008
Dividends	245
Interest	32
Other assets	1
Total Assets	1,062,903
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	45,138
Portfolio shares repurchased	595
Advisory fees	495
Transfer agent fees and expenses	–
Distribution fees - Service Shares	99
Non-interested Trustees' fees and expenses	12
Accrued expenses	58
Total Liabilities	46,397
Net Assets	$1,016,506
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,162,795
Undistributed net investment income/(loss)*	354
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(477,781)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	331,138
Total Net Assets	$1,016,506
Net Assets - Institutional Shares	$462,018
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,856
Net Asset Value Per Share	$33.34
Net Assets - Service Shares	$554,488
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,780
Net Asset Value Per Share	$33.04

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $44,203,304 of securities loaned (Note 1).

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 9

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Forty Portfolio
Investment Income:
Securities lending income	$26
Dividends	4,770
Dividends from affiliates	380
Foreign tax withheld	(226)
Total Investment Income	4,950
Expenses:
Advisory fees	2,885
Transfer agent expenses	2
Registration fees	11
Custodian fees	49
Professional fees	7
Non-interested Trustees' fees and expenses	20
Distribution fees - Service Shares	572
Printing expenses	42
Short sales dividend expense	213
Other expenses	39
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	3,840
Expense and Fee Offset	(1)
Net Expenses	3,839
Net Investment Income/(Loss)	1,111
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	13,465
Net realized gain/(loss) from short sales	322
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	76,934
Net Gain/(Loss) on Investments	90,721
Net Increase/(Decrease) in Net Assets Resulting from Operations	$91,832

See Notes to Financial Statements.
10 Janus Aspen Series June 30, 2007

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen Forty Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$1,111	$2,318
Net realized gain/(loss) from investment and foreign currency transactions	13,465	163,641
Net realized gain/(loss) from short sales	322	312
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	76,934	(85,604)
Net Increase/(Decrease) in Net Assets Resulting from Operations	91,832	80,667
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(699)	(1,551)
Service Shares	(344)	(616)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(1,043)	(2,167)
Capital Share Transactions:
Shares sold
Institutional Shares	28,288	46,364
Service Shares	110,068	57,582
Reinvested dividends and distributions
Institutional Shares	699	1,551
Service Shares	344	616
Shares repurchased
Institutional Shares	(50,976)	(210,298)
Service Shares	(48,624)	(114,240)
Net Increase/(Decrease) from Capital Share Transactions	39,799	(218,425)
Net Increase/(Decrease) in Net Assets	130,588	(139,925)
Net Assets:
Beginning of period	885,918	1,025,843
End of period	$1,016,506	$885,918
Undistributed net investment income/(loss)*	$354	$286

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 11

Financial Highlights

Institutional Shares

	Janus Aspen Forty Portfolio
For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each fiscal year ended December 31	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$30.16		$27.68		$24.58		$20.84		$17.37	$20.72
Income from Investment Operations:
Net investment income/(loss)	.06		.13		.06		.06		.08	.12
Net gain/(loss) on securities (both realized and unrealized)	3.17		2.45		3.10		3.74		3.48	(3.36)
Total from Investment Operations	3.23		2.58		3.16		3.80		3.56	(3.24)
Less Distributions and Other:
Dividends (from net investment income)*	(.05)		(.10)		(.06)		(.06)		(.09)	(.11)
Distributions (from capital gains)*	–		–		–		–		–	–
Payment from affiliate	–		–		–	(1)	–	(1)	–	–
Total Distributions and Other	(.05)		(.10)		(.06)		(.06)		(.09)	(.11)
Net Asset Value, End of Period	$33.34		$30.16		$27.68		$24.58		$20.84	$17.37
Total Return**	10.71%		9.35%		12.85	%(2)	18.23	%(2)	20.54%	(15.67)%
Net Assets, End of Period (in thousands)	$462,018		$439,009		$560,842		$502,681		$530,617	$528,210
Average Net Assets for the Period (in thousands)	$449,939		$474,784		$509,092		$495,684		$509,046	$640,500
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.72	%(5)	0.70	%(5)	0.67%		0.67%		0.68%	0.67%
Ratio of Net Expenses to Average Net Assets***(4)	0.72	%(5)	0.70	%(5)	0.67%		0.67%		0.68%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.37%		0.37%		0.24%		0.24%		0.40%	0.56%
Portfolio Turnover Rate***	22%		44%		42%		16%		41%	62%

Service Shares

	Janus Aspen Forty Portfolio
For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each fiscal year ended December 31	2007		2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$29.91		$27.45		$24.39	$20.68	$17.24	$20.57
Income from Investment Operations:
Net investment income/(loss)	.02		.03		–	–	.03	.06
Net gain/(loss) on securities (both realized and unrealized)	3.13		2.47		3.06	3.72	3.46	(3.33)
Total from Investment Operations	3.15		2.50		3.06	3.72	3.49	(3.27)
Less Distributions:
Dividends (from net investment income)*	(.02)		(.04)		–	(.01)	(.05)	(.06)
Distributions (from capital gains)*	–		–		–	–	–	–
Total Distributions	(.02)		(.04)		–	(.01)	(.05)	(.06)
Net Asset Value, End of Period	$33.04		$29.91		$27.45	$24.39	$20.68	$17.24
Total Return**	10.54%		9.12%		12.56%	17.97%	20.23%	(15.93)%
Net Assets, End of Period (in thousands)	$554,488		$446,909		$465,001	$437,777	$427,292	$367,266
Average Net Assets for the Period (in thousands)	$461,328		$439,970		$441,936	$423,061	$390,044	$432,801
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.97	%(5)	0.95	%(5)	0.92%	0.92%	0.93%	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.97	%(5)	0.95	%(5)	0.92%	0.92%	0.93%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.12%		0.12%		(0.01)%	0%	0.15%	0.30%
Portfolio Turnover Rate***	22%		44%		42%	16%	41%	62%

 *See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.68% for Institutional Shares and 0.93% for Service Shares in 2007 and 0.70% for Institutional Shares and 0.95% for Service Shares in 2006 without the inclusion of dividends on short positions.

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned security; a portion or all of the security is on loan at June 30, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Janus Aspen Series June 30, 2007 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Forty Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and

14 Janus Aspen Series June 30, 2007

foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2007
Janus Aspen Forty Portfolio	$44,203,304

As of June 30, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2007
Janus Aspen Forty Portfolio	$45,137,506

As of June 30, 2007, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of June 30, 2007, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession

Janus Aspen Series June 30, 2007 15

Notes to Financial Statements (unaudited) (continued)

of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" (uncovered) short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of June 30, 2007, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of June 30, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and

16 Janus Aspen Series June 30, 2007

may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of June 30, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $817 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen Forty Portfolio
Janus Institutional Cash Management Fund - Institutional Shares	$16,087,951	$10,893,633	$64,366	$5,194,318
Janus Institutional Cash Reserves Fund	14,952,451	14,952,451	84,204	–
Janus Institutional Money Market Fund - Institutional Shares	34,799,604	31,656,000	50,458	3,143,604
Janus Money Market Fund - Institutional Shares	49,436,923	55,391,923	181,469	–
	$115,276,929	$112,894,007	$380,497	$8,337,922

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Forty Portfolio	$654,313,777	$335,407,202	$(6,571,118)	$328,836,084

18 Janus Aspen Series June 30, 2007

Net capital loss carryovers as of December 31, 2006 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2006

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Forty Portfolio(1)	$(192,726,266)	$(149,006,480)	$(146,398,991)	$(488,131,737)

(1) Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Forty Portfolio	$165,296,881

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen Forty Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	891	1,660
Reinvested dividends and distributions	21	54
Shares repurchased	(1,610)	(7,423)
Net Increase/(Decrease) in Portfolio Shares	(698)	(5,709)
Shares Outstanding, Beginning of Period	14,554	20,263
Shares Outstanding, End of Period	13,856	14,554
Transactions in Portfolio Shares – Service Shares
Shares sold	3,386	2,070
Reinvested dividends and distributions	10	22
Shares repurchased	(1,559)	(4,087)
Net Increase/(Decrease) in Portfolio Shares	1,837	(1,995)
Shares Outstanding, Beginning of Period	14,943	16,938
Shares Outstanding, End of Period	16,780	14,943

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short sales) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Forty Portfolio	$95,026,285	$135,901,225	$–	$–

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of

20 Janus Aspen Series June 30, 2007

Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2007 21

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

22 Janus Aspen Series June 30, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

Janus Aspen Series June 30, 2007 23

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

24 Janus Aspen Series June 30, 2007

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2007 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-889  109-24-710 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Fundamental Equity Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Schedule of Investments	16

Notes to Financial Statements	17

Additional Information	24

Explanations of Charts, Tables and Financial Statements	25

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Fundamental Equity Portfolio (unaudited)

Portfolio Snapshot

The conservative growth portfolio relies on detailed research to drive its fundamental approach to investing in core holdings and opportunistic companies.

Minyoung Sohn

portfolio manager

Performance Overview

Stocks continued to advance in the first half of 2007 with the S&P 500® Index, the Portfolio's primary benchmark, returning 6.96% and the Russell 1000® Growth Index, the secondary benchmark returning 8.13%. The Portfolio outpaced both indices with a 9.09% gain by the Institutional Shares and an 8.98% gain by the Service Shares during the period. I believe that the market is struggling to balance relatively attractive stock multiples and resilient corporate earnings against a slowing, but stabilizing U.S. economy. Although the U.S. economic picture remained clouded by housing slowdown and signs of subprime credit problems, the economic growth in the rest of the world remains robust and highlights the importance of globalization as an investment theme.

Stocks that helped performance in the period

Valero Energy was the top contributor in the period with shares gaining approximately 45%. I believe that the key to investing in Valero is understanding how the management team is creating value by focusing on both earnings performance and balance sheet management. Valero is the largest independent refiner in North America, and the business is tied to the refining margins, the difference between the value of refined products (mainly gasoline and heating oil) and the cost of crude oil. Even the casual observer would have noticed that gasoline prices at $3 per gallon are up considerably since the beginning of the year, and indeed, refining margins are also up considerably in recent months. While the direction of refining margins is certainly important, I believe that it is more important to consider the level of margins in future years – capacity constraints on the U.S. refining system may sustain relatively high refining margins for years to come. As such, I believe the stock remains undervalued against its earnings potential.

The Valero management team is also focusing on how to create additional value outside of the refining cycle. Valero was built under the visionary leadership of Bill Greehey, who acquired strong refining assets at trough valuations. Recently, Bill Klesse was named to lead the company. I have been impressed by Bill Klesse and his focus on cost and capital spending discipline, capital management and shareholder value creation. In 2006, Valero reduced its share count by more than 5%, and the company is again on pace to reduce its shares outstanding by as much as 15% in 2007. The company recently sold its Lima refinery and is considering the sale of other refining assets. The proceeds from these asset sales could further add to its share repurchase activity. I believe that these actions will continue to drive shareholder value so I held a portion of the Portfolio's position.

The Portfolio's holding in EMC was the second largest contributor, gaining around 37% in the period. EMC is the leading provider of information storage systems. The company also owns VMware, the leading provider of virtualization software, a critical tool used to consolidate servers in corporate data centers. The investment in EMC last summer was based on our estimate of the company's intrinsic value using a sum-of-the-parts approach. When I established the position in EMC, the company was trading at about $10 per share and its total market capitalization was only slightly more than $20 billion. Our analysis of VMware suggested that VMware itself was worth at least $10 billion, implying that all of the rest of EMC was worth $10 billion, or only 1 times its revenue base, a very attractive valuation given the high profit margin of its storage business. I bought the stock aggressively as it approached $10, and the average price in the Portfolio is $11.35 as of period-end. Over the past year, I believe EMC shares significantly outperformed the market due to improving storage fundamentals as well as the company's announcement that it will offer 10% of VMware in an initial public offering (IPO). At the end of the period, I still held a portion of the position in EMC, because I believe that the VMware IPO may result in continued multiple expansion of EMC.

Stocks that hurt performance in the period

The Portfolio's holding in Advanced Micro Devices (AMD) was the largest detractor, with the shares declining close to 30% in the period. I bought the position in AMD in 2004 due to our analysis of its product roadmap, which we believed would position the company to gain market share in the microprocessor industry versus Intel. The stock was among the Portfolio's largest contributors in 2005 due to strong sales and earnings growth and the prospect for continued share gains. However, I underestimated Intel's ability to use its

2 Janus Aspen Series June 30, 2007

(unaudited)

manufacturing advantage to pressure AMD's business while Intel prepared to launch its own new product family. AMD's results in 2006 were significantly lower than our expectations due to a price war, which swung the company into losses. The company's disappointing earnings results were exacerbated by the acquisition of ATI Technology. Although strategically sound, AMD exposed its relatively weak balance sheet by incurring significantly more debt to fund the purchase. Later this year, AMD plans to introduce its new architecture, which should refresh its product portfolio for the server, desktop and mobile markets. Although I reduced the position in AMD to reflect current challenges, I still believe that the microprocessor industry is moving to a duopoly structure where AMD will be able to capture 20% to 30% share in every major segment of the market.

The Portfolio's holding in Merrill Lynch was another large detractor from performance, with shares declining approximately 10% in the period. I believe that Merrill shares were pressured by emerging subprime credit problems, which have negatively impacted other brokerage stocks. Merrill has been near the top of the portfolio for nearly two years due to our belief that the company was poised to deliver improving returns on equity, which in turn would drive improved valuation. Merrill has three primary businesses: Global Private Client, Investment Banking and Trading and Investment Management. I used a sum-of-the-parts approach for estimating Merrill's intrinsic value whereby I used BlackRock's 2006 merger with the company to value the Investment Management business and industry comparables to estimate the value of the vaunted Global Private Client business. The residual then represented the implied value of the Investment Banking and Trading business, which I felt was too low given the rate of improvement of that business. I remain constructive in my view for broader capital markets activity and I am holding a portion of the position.

Closing comments

As I noted in my last commentary, I remain committed to sticking close to what I feel is Janus' most valuable competitive edge, its fundamental research. I will continue to work closely with the Janus Research Team and use the same bottom-up stock-picking process, which proved to be successful in 2004 and 2005, in an attempt to deliver better results this year.

Please note that this letter includes additional disclosures regarding the performance of individual holdings in your Portfolio.

Thank you for your continued investment.

Top 10 Performance Contributors in the Period(1)

Company	Ticker	Average Exposure(2)	Percentage change in stock price from 12/31/06 to 6/30/07
First Solar, Inc.	FSLR	0.41%	199.63%
Valero Energy Corp.	VLO	2.62%	44.92%
Apple, Inc.	AAPL	1.44%	43.85%
Tata Steel, Ltd.	TATA IN	1.47%	38.13%
EMC Corp.	EMC	2.65%	37.12%
Corning, Inc.	GLW	1.69%	36.56%
Tiffany & Co.	TIF	1.57%	35.87%
EnCana Corp. (U.S. Shares)	ECA	1.55%	34.73%
Texas Instruments, Inc.	TXN	1.82%	31.13%
Hess Corp.	HES	2.80%	19.37%

Top 10 Performance Detractors in the Period(1)

Company	Ticker	Average Exposure(2)	Percentage change in stock price from 12/31/06 to 6/30/07
Advanced Micro Devices, Inc.	AMD	1.52%	(29.73)%
Spansion, Inc. – Class A	SPSN	0.84%	(25.30)%
Whole Foods Market, Inc.	WFMI	0.84%	(17.74)%
Blackstone Group L.P.	BX	0.02%	(16.52)%
TreeHouse Foods, Inc.	THS	0.62%	(14.71)%
J.C. Penney Company, Inc.	JCP	0.47%	(12.99)%
Sanofi-Aventis	SAN FP	1.12%	(9.73)%
Merrill Lynch & Company, Inc.	MER	3.79%	(9.55)%
Nordstrom, Inc.	JWN	0.68%	(7.83)%
Citigroup, Inc.	C	3.46%	(6.08)%

Janus Aspen Series June 30, 2007 3

Janus Aspen Fundamental Equity Portfolio (unaudited)

Top 10 Percentage Gainers in the Period(3)

Company	Ticker	Average Exposure(2)	Percentage change in stock price from 12/31/06 to 6/30/07
First Solar, Inc.	FSLR	0.41%	199.63%
Valero Energy Corp.	VLO	2.62%	44.92%
Apple, Inc.	AAPL	1.44%	43.85%
Nokia Oyj (ADR)	NOK	0.49%	40.55%
Tata Steel, Ltd.	TATA IN	1.47%	38.13%
EMC Corp.	EMC	2.65%	37.12%
Corning, Inc.	GLW	1.69%	36.56%
Tiffany & Co.	TIF	1.57%	35.87%
EnCana Corp. (U.S. Shares)	ECA	1.55%	34.73%
Neurocrine Biosciences	NBIX	0.09%	33.01%
Russell 1000® Growth Index			8.20%
S&P 500® Index			6.98%

Top 10 Percentage Losers in the Period(3)

Company	Ticker	Average Exposure(2)	Percentage change in stock price from 12/31/06 to 6/30/07
Advanced Micro Devices, Inc.	AMD	1.52%	(29.73)%
Spansion, Inc. – Class A	SPSN	0.84%	(25.30)%
Whole Foods Market, Inc.	WFMI	0.84%	(17.74)%
Blackstone Group L.P.	BX	0.02%	(16.52)%
TreeHouse Foods, Inc.	THS	0.62%	(14.71)%
J.C. Penney Company, Inc.	JCP	0.47%	(12.99)%
Sanofi-Aventis	SAN FP	1.12%	(9.73)%
Merrill Lynch & Company, Inc.	MER	3.79%	(9.55)%
Nordstrom, Inc.	JWN	0.68%	(7.83)%
Samsung Electronics Company, Ltd.	005930 KS	0.97%	(7.06)%

Top 10 Positions (by average exposure)(2) and Base Return in the Period

Company	Ticker	Average Exposure(2)	Percentage change in stock price from 12/31/06 to 6/30/07
Valero Energy Corp.	VLO	2.62%	44.92%
EMC Corp.	EMC	2.65%	37.12%
Hess Corp.	HES	2.80%	19.37%
Merck & Company, Inc.	MRK	2.86%	16.07%
Yahoo!, Inc.	YHOO	2.72%	6.23%
General Electric Co.	GE	3.94%	4.44%
JP Morgan Chase & Co.	JPM	4.04%	1.73%
Roche Holdings A.G.	ROG VX	2.85%	0.66%
Citigroup, Inc.	C	3.46%	(6.08)%
Merrill Lynch & Company, Inc.	MER	3.79%	(9.55)%

(1)Performance contributors and detractors were based on realized and unrealized gains or losses for the Portfolio during the six-month period.

(2)Average daily weight of holding as compared to the percent of equity weight in the portfolio excluding cash and fixed-income holdings.

(3)Percentage gainers and losers were based on realized and unrealized gains or losses for the Portfolio during the six-month period.

4 Janus Aspen Series June 30, 2007

(unaudited)

Janus Aspen Fundamental Equity Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Valero Energy Corp.	0.98%
EMC Corp.	0.89%
Apple, Inc.	0.55%
Hess Corp.	0.53%
Texas Instruments, Inc.	0.53%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(0.71)%
Merrill Lynch & Company, Inc.	(0.38)%
Citigroup, Inc.	(0.23)%
Spansion, Inc. - Class A	(0.20)%
J.C. Penney Company, Inc.	(0.18)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	3.82%	18.05%	10.04%
Information Technology	2.25%	21.29%	15.07%
Industrials	1.78%	11.59%	10.98%
Health Care	1.08%	12.79%	12.08%
Consumer Discretionary	0.46%	8.78%	10.51%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	(0.23)%	17.87%	21.72%
Utilities	0.00%	0.00%	3.58%
Telecommunication Services	0.01%	0.07%	3.61%
Consumer Staples	0.12%	6.97%	9.36%
Materials	0.44%	2.59%	3.07%

Janus Aspen Series June 30, 2007 5

Janus Aspen Fundamental Equity Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007

General Electric Co. Diversified Operations	3.6%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.4%
Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	3.0%
Citigroup, Inc. Finance - Investment Bankers/Brokers	2.9%
EMC Corp. Computers - Memory Devices	2.9%
15.8%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Emerging markets comprised 3.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

6 Janus Aspen Series June 30, 2007

Janus Aspen Fundamental Equity Portfolio (unaudited)

Performance

Average Annual Total Return –   Expense Ratios –
for the periods ended June 30, 2007  for the fiscal year ended December 31, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Fundamental Equity Portfolio - Institutional Shares	9.09%	16.35%		11.24%		11.91%		13.38%		1.73%	1.20	%(a)
Janus Aspen Fundamental Equity Portfolio - Service Shares	8.98%	16.04%		11.39%		11.77%		13.25%		2.00%	1.45	%(b)
S&P 500® Index	6.96%	20.59%		10.71%		7.13%		8.13%
Russell 1000® Growth Index	8.13%	19.04%		9.28%		4.39%		5.46%
Lipper Quartile - Institutional Shares	–	4	th	1	st	1	st	1	st
Lipper Rankings - Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	–	182/199		25/152		1/64		1/63

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a)For Institutional Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b)For Service Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Janus Aspen Series June 30, 2007 7

Janus Aspen Fundamental Equity Portfolio (unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,090.90	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01
Expense Example - Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,089.80	$7.51
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

(1) Expenses are equal to the annualized expense ratio of 1.20% for Institutional Shares and 1.45% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – May 1, 1997

8 Janus Aspen Series June 30, 2007

Janus Aspen Fundamental Equity Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 98.8%
Advertising Sales - 1.5%
7,955	Clear Channel Outdoor Holdings, Inc.*	$225,445
Aerospace and Defense - 2.9%
2,955	Boeing Co.	284,153
3,275	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	157,888
		442,041
Agricultural Operations - 0.7%
3,130	Archer-Daniels-Midland Co.	103,572
Coal - 0.9%
2,970	Peabody Energy Corp.**	143,689
Commercial Banks - 1.9%
7,995	Commerce Bancorp, Inc.	295,735
Commercial Services - Finance - 0.9%
6,635	Western Union Co.	138,207
Computers - 2.4%
2,000	Apple, Inc.*,**	244,080
4,375	Dell, Inc.*	124,906
		368,986
Computers - Memory Devices - 2.9%
24,615	EMC Corp.*	445,532
Cosmetics and Toiletries - 1.9%
4,845	Procter & Gamble Co.	296,466
Diversified Operations - 3.6%
14,691	General Electric Co.	562,371
Electronic Components - Semiconductors - 5.7%
12,925	Advanced Micro Devices, Inc.*	184,828
2,890	NVIDIA Corp.*	119,386
188	Samsung Electronics Company, Ltd.	114,854
14,090	Spansion, Inc. - Class A*	156,399
8,550	Texas Instruments, Inc.	321,736
		897,203
Electronic Forms - 1.8%
6,775	Adobe Systems, Inc.*,**	272,016
Energy - Alternate Sources - 1.3%
1,075	First Solar, Inc.*	95,987
2,980	Suntech Power Holdings Company, Ltd. (ADR)*	108,680
		204,667
Enterprise Software/Services - 2.5%
12,810	Oracle Corp.*	252,485
2,580	SAP A.G. (ADR)**	131,761
		384,246
Entertainment Software - 0.9%
2,900	Electronic Arts, Inc.*	137,228
Finance - Credit Card - 1.1%
2,730	American Express Co.	167,021
Finance - Investment Bankers/Brokers - 9.6%
8,866	Citigroup, Inc.	454,737
1,855	E*TRADE Financial Corp.*	40,977
11,005	JP Morgan Chase & Co.	533,191
5,610	Merrill Lynch & Company, Inc.	468,884
		1,497,789

Shares/Principal/Contract Amounts		Value
Finance - Mortgage Loan Banker - 2.7%
6,370	Fannie Mae	$416,152
Finance - Other Services - 0.7%
905	Nymex Holdings, Inc.	113,695
Food - Canned - 0.5%
2,875	TreeHouse Foods, Inc.*	76,504
Food - Retail - 0.6%
2,570	Whole Foods Market, Inc.	98,431
Forestry - 1.2%
2,425	Weyerhaeuser Co.	191,405
General - 0.3%
5,850	Banktec (144A)*, oo,§	46,800
Gold Mining - 0.6%
3,045	Barrick Gold Corp. (U.S. Shares)	88,518
Industrial Automation and Robotics - 0.9%
2,005	Rockwell Automation, Inc.	139,227
Investment Management and Advisory Services - 0.5%
2,450	Blackstone Group L.P.*	71,712
Machinery - Construction and Mining - 0.9%
1,790	Caterpillar, Inc.	140,157
Medical - Biomedical and Genetic - 1.5%
4,075	Celgene Corp.*,**	233,620
Medical - Drugs - 5.9%
8,460	Merck & Company, Inc.	421,307
2,212	Roche Holding A.G.	392,394
1,379	Sanofi-Aventis**	111,353
		925,054
Medical - HMO - 2.2%
5,840	Coventry Health Care, Inc.*	336,676
Medical Products - 0.8%
370	Nobel Biocare Holding A.G.	120,814
Multi-Line Insurance - 1.1%
2,355	American International Group, Inc.	164,921
Multimedia - 0.8%
5,520	News Corporation, Inc. - Class B	126,629
Non-Hazardous Waste Disposal - 0.4%
1,490	Waste Management, Inc.	58,185
Oil - Field Services - 0.8%
3,605	Halliburton Co.	124,373
Oil and Gas Drilling - 0.7%
1,005	Transocean, Inc. (U.S. Shares)*	106,510
Oil Companies - Exploration and Production - 3.6%
2,345	Apache Corp.	191,329
3,985	EnCana Corp. (U.S. Shares)	244,877
1,675	EOG Resources, Inc.**	122,376
		558,582
Oil Companies - Integrated - 8.9%
1,865	ConocoPhillips	146,403
3,620	Exxon Mobil Corp.	303,646
6,695	Hess Corp.	394,736
3,275	Marathon Oil Corp.**	196,369
3,892	Suncor Energy, Inc.	350,599
		1,391,753
Oil Refining and Marketing - 2.7%
5,611	Valero Energy Corp.**	414,428

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 9

Janus Aspen Fundamental Equity Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares/Principal/Contract Amounts		Value
Pharmacy Services - 1.4%
4,190	Express Scripts, Inc. - Class A*	$209,542
Retail - Apparel and Shoe - 1.5%
4,475	Nordstrom, Inc.	228,762
Retail - Consumer Electronics - 0.8%
2,562	Best Buy Company, Inc.	119,569
Retail - Drug Store - 2.4%
10,080	CVS/Caremark Corp.	367,416
Retail - Jewelry - 1.5%
4,455	Tiffany & Co.**	236,382
Retail - Major Department Stores - 1.1%
2,390	J.C. Penney Company, Inc.	172,988
Steel - Producers - 1.6%
16,804	Tata Steel, Ltd.	246,494
Telecommunication Equipment - Fiber Optics - 1.7%
10,560	Corning, Inc.*	269,808
Therapeutics - 0.6%
2,560	Gilead Sciences, Inc.*	99,251
Transportation - Railroad - 2.4%
3,410	Canadian National Railway Co. (U.S. Shares)	173,671
1,660	Union Pacific Corp.	191,149
		364,820
Web Portals/Internet Service Providers - 2.3%
13,115	Yahoo!, Inc.*	355,810
Wireless Equipment - 0.7%
590	American Tower Corp. - Class A*	24,780
3,080	Nokia Oyj (ADR)**	86,579
		111,359
Total Common Stock (cost $12,204,532)		15,308,561
Money Markets - 0.5%
6,500	Janus Institutional Cash Management Fund - Institutional Shares, 5.34%	6,500
68,244	Janus Institutional Money Market Fund - Institutional Shares, 5.28%	68,244
Total Money Markets (cost $74,744)		74,744

Shares/Principal/Contract Amounts		Value
Purchased Options - Calls - 0.8%
29	ConocoPhillips expires January 2009 exercise price $70.00	$46,110
47	CVS/Caremark Corp. expires January 2010 exercise price $35.00	38,070
75	Oracle Corp. expires July 2007 exercise price $20.00	2,250
13	Procter & Gamble Co. expires January 2008 exercise price $70.00	806
25	Procter & Gamble Co. expires January 2009 exercise price $65.00	12,500
28	Texas Instruments, Inc. expires January 2010 exercise price $35.00	25,980
Total Purchased Options - Calls (premiums paid $120,490)		125,716
Total Investments (total cost $12,399,766) – 100.1%		15,509,021
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(11,407)
Net Assets – 100%		$15,497,614

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Brazil	$157,888	1.0%
Canada	857,665	5.5%
Cayman Islands	215,190	1.4%
Finland	86,579	0.6%
France	111,353	0.7%
Germany	131,761	0.9%
India	246,494	1.6%
South Korea	114,854	0.7%
Switzerland	513,208	3.3%
United States††	13,074,029	84.3%
Total	$15,509,021	100.0%

††Includes Short-Term Securities (83.8% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
Euro 11/29/07	100,000	$135,953	$(370)
Total		$135,953	$(370)

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Value
Schedule of Written Options - Calls
Adobe Systems, Inc. expires October 2007 63 contracts exercise price $52.50	$(1,260)
CVS/Caremark Corp. expires July 2007 15 contracts exercise price $135.00	(1,575)
Celgene Corp. expires January 2008 31 contracts exercise price $85.00	(1,240)
Corning, Inc. expires August 2007 100 contracts exercise price $30.00	(2,000)
EOG Resources, Inc. expires January 2008 12 contracts exercise price $100.00	(840)
Marathon Oil Corp. expires January 2008 24 contracts exercise price $70.00	(5,640)
Peabody Energy Corp. expires January 2008 25 contracts exercise price $80.00	(375)
Tiffany & Co. expires November 2007 38 contracts exercise price $60.00	(5,890)
Valero Energy Corp. expires January 2008 25 contracts exercise price $100.00	(2,200)
Total Written Options - Calls (Premiums received $29,044)	$(21,020)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 11

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Fundamental Equity Portfolio
Assets:
Investments at cost	$12,400
Investments at value	$15,509
Cash	150
Cash denominated in foreign currency(1)	–
Receivables:
Investments sold	2
Portfolio shares sold	1
Dividends	19
Interest	1
Other assets	–
Total Assets	15,682
Liabilities:
Payables:
Options written, at value (premiums received of $29)	21
Investments purchased	118
Portfolio shares repurchased	1
Advisory fees	5
Printing expenses	9
Professional fees	11
Transfer agent fees and expenses	1
Distribution fees - Service Shares	–
System fees	4
Legal fees	4
Non-interested Trustees' fees and expenses	4
Accrued expenses	6
Forward currency contracts	–
Total Liabilities	184
Net Assets	$15,498
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$11,618
Undistributed net investment income/(loss)*	10
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	753
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	3,117
Total Net Assets	$15,498
Net Assets - Institutional Shares	$13,254
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	522
Net Asset Value Per Share	$25.37
Net Assets - Service Shares	$2,244
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	88
Net Asset Value Per Share	$25.46

(1)  Includes cost of $319.

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Fundamental Equity Portfolio
Investment Income:
Interest	$–
Dividends	105
Dividends from affiliates	5
Foreign tax withheld	(3)
Total Investment Income	107
Expenses:
Advisory fees	45
Transfer agent expenses	2
Registration fees	9
Custodian fees	8
Professional fees	7
Non-interested Trustees' fees and expenses	7
Distribution fees - Service Shares	3
System fees	8
Legal fees	3
Printing expenses	18
Other expenses	3
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	113
Expense and Fee Offset	–
Net Expenses	113
Less: Excess Expense Reimbursement	(20)
Net Expenses after Expense Reimbursement	93
Net Investment Income/(Loss)	14
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	787
Net realized gain/(loss) from option contracts	3
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	526
Net Gain/(Loss) on Investments	1,316
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,330

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 13

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen Fundamental Equity Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$14	$18
Net realized gain/(loss) from investment and foreign currency transactions	787	1,516
Net realized gain/(loss) from option contracts	3	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	526	(161)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,330	1,373
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(4)	(23)
Service Shares	–	(1)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(77)	–
Service Shares	(13)	–
Net Decrease from Dividends and Distributions	(94)	(24)
Capital Share Transactions:
Shares sold
Institutional Shares	1,085	2,714
Service Shares	361	1,497
Reinvested dividends and distributions
Institutional Shares	81	23
Service Shares	13	1
Shares repurchased
Institutional Shares	(2,310)	(3,407)
Service Shares	(133)	(859)
Net Increase/(Decrease) from Capital Share Transactions	(903)	(31)
Net Increase/(Decrease) in Net Assets	333	1,318
Net Assets:
Beginning of period	15,165	13,847
End of period	$15,498	$15,165
Undistributed net investment income/(loss)*	$10	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
14 Janus Aspen Series June 30, 2007

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period	Janus Aspen Fundamental Equity Portfolio
ended June 30, 2007 (unaudited) and through each fiscal year ended December 31	2007	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$23.40	$21.31	$18.44		$16.27	$13.24	$16.26
Income from Investment Operations:
Net investment income/(loss)	.03	.04	.02		.03	.02	.05
Net gain/(loss) on securities (both realized and unrealized)	2.10	2.09	2.87		2.16	3.04	(3.02)
Total from Investment Operations	2.13	2.13	2.89		2.19	3.06	(2.97)
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	(.04)	(.02)		(.02)	(.02)	(.05)
Distributions (from capital gains)*	(.15)	–	–		–	–	–
Tax return of capital*	–	–	–		–	(.01)	–
Payment from affiliate	–	–	–	(1)	–	–	–
Total Distributions and Other	(.16)	(.04)	(.02)		(.02)	(.03)	(.05)
Net Asset Value, End of Period	$25.37	$23.40	$21.31		$18.44	$16.27	$13.24
Total Return**	9.09%	9.99%	15.68	%(2)	13.44%	23.10%	(18.27)%
Net Assets, End of Period (in thousands)	$13,254	$13,331	$12,798		$10,414	$10,593	$9,825
Average Net Assets for the Period (in thousands)	$13,089	$13,447	$11,057		$10,039	$9,905	$11,550
Ratio of Gross Expenses to Average Net Assets***(3)	1.20%	1.20%	1.21%		1.23%	1.25%	1.25%
Ratio of Net Expenses to Average Net Assets***(3)	1.20%	1.20%	1.20%		1.23%	1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.23%	0.15%	0.06%		0.14%	0.03%	0.32%
Portfolio Turnover Rate***	37%	51%	62%		65%	82%	97%

Service Shares

For a share outstanding during the six-month period	Janus Aspen Fundamental Equity Portfolio
ended June 30, 2007 (unaudited) and through each fiscal year ended December 31	2007	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$23.50	$21.44	$18.59		$16.42	$13.16	$16.15
Income from Investment Operations:
Net investment income/(loss)	.01	(.01)	–		(.01)	–	.01
Net gain/(loss) on securities (both realized and unrealized)	2.10	2.09	2.85		2.18	3.30	(2.99)
Total from Investment Operations	2.11	2.08	2.85		2.17	3.30	(2.98)
Less Distributions and Other:
Dividends (from net investment income)*	–	(.02)	–		–	(.04)	(.01)
Distributions (from capital gains)*	(.15)	–	–		–	–	–
Tax return of capital*	–	–	–		–	– (4)	–
Payment from affiliate	–	–	–	(1)	–	–	–
Total Distributions and Other	(.15)	(.02)	–		–	(.04)	(.01)
Net Asset Value, End of Period	$25.46	$23.50	$21.44		$18.59	$16.42	$13.16
Total Return**	8.98%	9.69%	15.35	%(2)	13.22%	25.08%	(18.45)%
Net Assets, End of Period (in thousands)	$2,244	$1,834	$1,049		$379	$289	$1,251
Average Net Assets for the Period (in thousands)	$2,042	$1,825	$667		$290	$219	$1,012
Ratio of Gross Expenses to Average Net Assets***(3)	1.45%	1.45%	1.46%		1.48%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.45%	1.45%	1.45%		1.48%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.02)%	(0.12)%	(0.21)%		(0.09)%	(0.39)%	0.09%
Portfolio Turnover Rate***	37%	51%	62%		65%	82%	97%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 15

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

ºº Schedule of Fair Valued Securities (as of June 30, 2007)

	Value	Value as a % of Net Assets
Janus Aspen Fundamental Equity Portfolio
Banktec (144A)	$46,800	0.3%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§Schedule of Restricted and Illiquid Securities (as of June 30, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen Fundamental Equity Portfolio
Banktec (144A)ºº	6/20/07	$46,800	$46,800	0.3%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2007 are noted below.

Portfolio	Aggregate Value
Janus Aspen Fundamental Equity Portfolio	$1,610,272

16 Janus Aspen Series June 30, 2007

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Fundamental Equity Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported in "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Portfolio recognized realized gains of $2,485 from written options during the six-month period ended June 30, 2007.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2007 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Aspen Fundamental Equity Portfolio
Options outstanding at December 31, 2006	–	$–
Options written(1)	391	39,747
Options closed	(44)	(10,201)
Options expired	(14)	(502)
Options exercised	–	–
Options outstanding at June 30, 2007	333	$29,044

(1) Adjusted for Marathon Oil Corp. 2 for 1 stock split 6/19/07

Put Options	Number of Contracts	Premiums Received
Janus Aspen Fundamental Equity Portfolio
Options outstanding at December 31, 2006	14	$2,030
Options written	–	–
Options closed	(14)	$(2,030)
Options expired	–	–
Options exercised	–	–
Options outstanding at June 30, 2007	–	$–

18 Janus Aspen Series June 30, 2007

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" (uncovered) short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of June 30, 2007, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of June 30, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.20% of the average daily net assets of the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $13 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and

20 Janus Aspen Series June 30, 2007

fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen Fundamental Equity Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$158,867	$152,367	$986	$6,500
Janus Institutional Cash Reserves Fund	116,033	253,633	358	–
Janus Institutional Money Market Fund – Institutional Shares	2,076,099	2,007,855	3,298	68,244
Janus Money Market Fund – Institutional Shares	647,215	762,615	603	–
	$2,998,214	$3,176,470	$5,245	$74,744

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Fundamental Equity Portfolio	$12,432,984	$3,434,759	$(358,722)	$3,076,037

During the fiscal year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Fundamental Equity Portfolio	$1,412,502

Janus Aspen Series June 30, 2007 21

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2007 (unaudited) and each fiscal year ended December 31

	Institutional Shares						Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003	2002	2007(1)	2006(1)	2005(1)	2004(1)	2003	2002
Janus Aspen Fundamental Equity Portfolio	1.47%	1.73%	1.44%	1.52%	2.08%	1.87%	1.73%	2.00%	1.73%	1.76%	2.35%	2.12%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen Fundamental Equity Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	46	121
Reinvested dividends and distributions	3	1
Shares repurchased	(97)	(153)
Net Increase/(Decrease) in Portfolio Shares	(48)	(31)
Shares Outstanding, Beginning of Period	570	601
Shares Outstanding, End of Period	522	570
Transactions in Portfolio Shares – Service Shares
Shares sold	15	66
Reinvested dividends and distributions	1	–
Shares repurchased	(6)	(37)
Net Increase/(Decrease) in Portfolio Shares	10	29
Shares Outstanding, Beginning of Period	78	49
Shares Outstanding, End of Period	88	78

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options) were as follows:

Portfolio	Purchases of Securities	Proceeds from sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Fundamental Equity Portfolio	$2,719,859	$3,446,203	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in

22 Janus Aspen Series June 30, 2007

certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2007 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

24 Janus Aspen Series June 30, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written option contracts follows the Portfolio's Schedule of Investments (if applicable). Written option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise

Janus Aspen Series June 30, 2007 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

26 Janus Aspen Series June 30, 2007

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2007 27

Notes

28 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-886  109-24-711 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Global Life Sciences Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Additional Information	21

Explanations of Charts, Tables and Financial Statements	22

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Global Life Sciences Portfolio (unaudited)

Portfolio Snapshot

This portfolio seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Andy Acker

portfolio manager

Performance Overview

Equity markets worldwide rallied for much of the first six months of the year. Many ended the period near record levels amid global economic strength, an active merger and acquisition (M&A) and private equity environment, and stronger-than-expected corporate earnings growth.

We were pleased with the performance during the period, as Janus Aspen Global Life Sciences Portfolio's Institutional Shares and Service Shares returned 8.81% and 8.62%, respectively. These returns beat the Portfolio's primary benchmark, the S&P 500® Index, which advanced 6.96%, and significantly outperformed its secondary benchmark, the Morgan Stanley Capital International (MSCI) World Health Care Index, which gained 3.61%.

Strategy in This Environment

The Portfolio seeks to uncover opportunities that span the health care spectrum, including stocks in the biotechnology, pharmaceuticals, health care services and medical technology arenas. Our bottom-up approach utilizes extensive proprietary research to discover the best investment ideas across the globe. As such, the Portfolio is not limited by region, industry or market allocation restrictions.

The Portfolio includes companies that can be loosely grouped into three conceptual buckets: core growth, emerging growth and opportunistic investments. In general, we seek to invest 50-60% of the portfolio in core growth holdings (companies with dominant franchises that generate strong, consistent free cash flow). Emerging growth holdings, typified by companies with new product cycles, should make up 20-30% of the portfolio. The remaining 10-20% will be reserved for opportunistic investments, exemplified by companies suffering from short-term issues that we believe should resolve over time.

Risk Management

We have incorporated a value-at-risk approach in an attempt to further strengthen the Portfolio's risk control framework. This approach focuses attention on downside risk (especially from binary events such as clinical trial announcements). In practice, this means the position size of any one holding is limited so that, in a worst-case scenario, the potential negative impact of that particular holding on the overall Portfolio should not exceed 1%.

Health Care Service Stocks Provided the Biggest Boost to Returns

Medco Health Solutions, one of the country's largest prescription drug benefit managers, was the top performer during the period. Medco advanced on better-than-expected earnings that stemmed from an increase in generic drug utilization and better penetration of specialty biotechnology products. The company should continue to benefit from the need for cost controls and efficiency in the sector.

Another strong performer was Manor Care, a leading operator of long-term and acute health care centers. Analyst Ted Shannon correctly identified the underlying value of the company's real estate assets, which had been undervalued by the market. During the period, the stock appreciated significantly as the company announced its intention to "seek strategic alternatives" to maximize shareholder value. Subsequently, private equity firm Carlyle Group announced its intention to buy the company for $67 per share (nearly double our initial purchase price).

The Portfolio also benefited from the maturation of one of our venture capital investments, Cougar Biotechnology, which went public during the period at a significant premium to our initial investment. Cougar has three cancer agents in clinical development including a novel treatment for refractory prostate cancer, which we believe holds great promise.

Select Biotechnology Stocks Weighed on Returns

Select holdings within the biotechnology sector detracted from performance during the period. Adolor, a biopharmaceutical company focused on pain management, was hit by negative news surrounding its lead drug, Entereg, designed to address post-surgical complications. The company received notification from the Food and Drug Administration (FDA) that approval for Entereg would be delayed due to the emergence of cardiovascular safety issues. The company later reported additional side effects that further clouded the regulatory outlook. Given increased concerns about the drug's potential, we liquidated the position.

Achillion Pharmaceuticals, which is developing novel compounds for the treatment of Hepatitis C, also received a

2 Janus Aspen Series June 30, 2007

(unaudited)

setback when its initial drug candidate was discontinued due to adverse kidney effects. Despite this setback, we believe the drug's innovative mechanism still has merit that could be realized by potential second- and third-generation agents. As such, we used the weakness to opportunistically add to the position.

While we held a relatively small position in Amgen (a bellwether of the biotechnology industry), it still detracted from the Portfolio's performance. Amgen was impacted by new clinical trial data that raised safety concerns about two of Amgen's best-selling products, Epogen and Aranesp, for the treatment of anemia. These concerns contributed to proposed Medicare reimbursement policy changes, which, if implemented, could significantly curtail usage of the drugs. We continued to hold the stock because we think the final reimbursement changes may not be as draconian as proposed.

Looking Ahead

The outlook at this juncture is cautiously optimistic. Demographic trends and technological advances continue to support health care spending growth above gross domestic product (GDP) growth in most of the world's economies. While the U.S. Congress may look to restrain the growth of Medicare spending, we feel that any changes at the companies in which we invest should be manageable. We also believe that the underperformance of the health care sector versus the broader indices over the last five years has created compelling valuations within the sector.

We are confident in the names we own and have been pleased with the Portfolio's recent performance. We will continue to seek investments within the health care arena that we feel represent the sector's best opportunities.

Thank you for your continued investment in Janus Aspen Global Life Sciences Portfolio.

NOTE: Effective May 1, 2007, Thomas Malley retired from portfolio manager responsibilities for Janus Aspen Global Life Sciences Portfolio. Andy Acker, who has served as co-portfolio manager, assumed sole portfolio manager responsibilities. It is important to note that under Acker's leadership, the Portfolio will continue to employ the same investment objectives and use the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are Janus hallmarks.

Janus Aspen Global Life Sciences Portfolio At a Glance

5 Largest Contributors to Performance - Holdings

Contribution
Medco Health Solutions, Inc.	1.08%
Manor Care, Inc.	0.86%
Dade Behring Holdings, Inc.	0.77%
Acorda Therapeutics, Inc.	0.72%
Gilead Sciences, Inc.	0.71%

5 Largest Detractors from Performance - Holdings

Contribution
Adolor Corp.	(0.45)%
Achillion Pharmaceuticals, Inc.	(0.37)%
Amgen, Inc.	(0.35)%
MannKind Corp.	(0.29)%
Vertex Pharmaceuticals, Inc.	(0.28)%

5 Largest Contributors to Performance - Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Health Care	7.78%	90.59%	12.08%
Consumer Staples	0.88%	5.32%	9.36%
Materials	0.17%	2.93%	3.07%
Consumer Discretionary	0.04%	0.11%	10.51%
Energy	0.00%	0.00%	10.04%

5 Lowest Detractors from Performance - Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	(0.35)%	1.06%	21.72%
Industrials	0.00%	0.00%	10.98%
Information Technology	0.00%	0.00%	15.07%
Telecommunication Services	0.00%	0.00%	3.61%
Utilities	0.00%	0.00%	3.58%

Janus Aspen Series June 30, 2007 3

Janus Aspen Global Life Sciences Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007

Merck & Company, Inc. Medical - Drugs	4.1%
Roche Holding A.G. Medical - Drugs	4.1%
CVS/Caremark Corp. Retail - Drug Store	4.0%
Gilead Sciences, Inc. Therapeutics	3.4%
Manor Care, Inc. Medical - Nursing Homes	3.1%
18.7%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Emerging markets comprised 0.5% of total net assets.

*Includes securities sold short of (0.5)%

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

4 Janus Aspen Series June 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007								Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Global Life Sciences Portfolio - Institutional Shares	8.81%	11.39%		10.48%		0.53%		1.10%	1.10	%(a)
Janus Aspen Global Life Sciences Portfolio - Service Shares	8.62%	11.10%		10.21%		0.28%		1.35%	1.35	%(b)
S&P 500® Index	6.96%	20.59%		10.71%		2.10%
Morgan Stanley Capital International World Health Care Index	3.61%	12.11%		8.21%		4.82	%**
Lipper Ranking - Institutional Shares	–	4	th	2	nd	3	rd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Health/Biotechnology Funds	–	27/31		12/25		5/6

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a)For Institutional Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b)For Service Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

The Portfolio invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Janus Aspen Series June 30, 2007 5

Janus Aspen Global Life Sciences Portfolio (unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,088.10	$5.38
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.21
Expense Example - Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,086.20	$6.72
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51

(1) Expenses are equal to the annualized expense ratio of 1.04% for Institutional Shares and 1.30% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 1, 2007, Andrew Acker became Portfolio Manager of Global Life Sciences Portfolio.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 18, 2000

** The Morgan Stanley Capital International World Health Care Index since inception returns are calculated from January 31, 2000.

6 Janus Aspen Series June 30, 2007

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Common Stock - 98.1%
Agricultural Chemicals - 2.7%
3,971	Syngenta A.G.**	$774,266
Dental Supplies and Equipment - 1.6%
2,975	Osstem Implant Company, Ltd.*	139,481
7,840	Sirona Dental Systems, Inc.*	296,587
		436,068
Diagnostic Kits - 2.5%
13,855	Dade Behring Holdings, Inc.	735,978
Dialysis Centers - 1.0%
6,275	Fresenius Medical Care A.G. & Co.**	288,788
Drug Delivery Systems - 2.1%
15,420	Hospira, Inc.*	601,997
Medical - Biomedical and Genetic - 17.2%
28,710	Acorda Therapeutics, Inc.*	489,793
4,816	Advanced Magnetics, Inc.*	280,099
15,035	Alexion Pharmaceuticals, Inc.*	677,476
5,725	Amgen, Inc.*	316,535
14,390	Celgene Corp.*	824,978
14,774	Cougar Biotechnology, Inc.*	348,666
18,440	Exelixis, Inc.*	223,124
37,480	Fibrogen, Inc.*,oo,§	281,100
6,325	Genentech, Inc.*	478,550
9,370	Genzyme Corp.*	603,428
5,750	Millipore Corp.*	431,768
		4,955,517
Medical - Drugs - 24.3%
15,580	Achillion Pharmaceuticals, Inc.*	93,168
6,600	Allergan, Inc.	380,424
5,235	Amicus Therapeutics, Inc.*	60,203
4,960	Array BioPharma, Inc.*	57,883
4,865	Biodel, Inc.*	96,327
14,020	Cubist Pharmaceuticals, Inc.*	276,334
11,260	Eli Lilly and Co.	629,209
16,125	K-V Pharmaceutical Co. - Class A*	439,245
23,660	Merck & Company, Inc.	1,178,268
14,638	Novartis A.G.**	823,943
12,905	OSI Pharmaceuticals, Inc.*	467,290
6,615	Roche Holding A.G.**	1,173,457
3,566	Sanofi-Aventis**	287,951
3,165	Shire PLC (ADR)**	234,621
4,685	Takeda Pharmaceutical Company, Ltd.	302,358
8,935	Wyeth	512,333
		7,013,014
Medical - Generic Drugs - 0.5%
9,155	Pharmstandard (GDR) (144A)*	138,470
1,120	Simcere Pharmaceutical Group (ADR)*	15,803
		154,273
Medical - HMO - 6.6%
14,332	Coventry Health Care, Inc.*	826,240
5,585	UnitedHealth Group, Inc.	285,617
10,110	WellPoint, Inc.*	807,081
		1,918,938
Medical - Nursing Homes - 3.1%
13,525	Manor Care, Inc.	883,047
Medical - Wholesale Drug Distributors - 0.4%
1,665	Cardinal Health, Inc.	117,616

Shares or Principal Amount		Value
Medical Instruments - 2.9%
7,910	Medtronic, Inc.	$410,213
10,040	St. Jude Medical, Inc.*	416,559
		826,772
Medical Products - 2.4%
1,820	Nobel Biocare Holding A.G.**	594,273
9,275	Xtent, Inc.*	92,750
		687,023
Optical Supplies - 2.6%
5,540	Alcon, Inc. (U.S. Shares)**	747,401
Pharmacy Services - 4.3%
8,190	Express Scripts, Inc. - Class A*	409,582
10,805	Medco Health Solutions, Inc.*	842,682
		1,252,264
Physician Practice Management - 1.6%
8,280	Pediatrix Medical Group, Inc.*	456,642
REIT - Health Care - 0.9%
7,110	Ventas, Inc.	257,738
REIT - Office Property - 1.2%
3,725	Alexandria Real Estate Equities, Inc.	360,655
Respiratory Products - 1.9%
13,210	Respironics, Inc.*	562,614
Retail - Drug Store - 4.0%
31,680	CVS/Caremark Corp.**	1,154,736
Soap and Cleaning Preparations - 1.8%
9,530	Reckitt Benckiser PLC**	521,825
Therapeutics - 12.5%
9,525	Amylin Pharmaceuticals, Inc.*	392,049
23,200	BioMarin Pharmaceutical, Inc.*	416,208
25,610	Gilead Sciences, Inc.*	992,899
18,335	MannKind Corp.*	226,071
24,925	MGI Pharma, Inc.*	557,572
11,815	Onyx Pharmaceuticals, Inc.*	317,824
11,285	United Therapeutics Corp.*	719,531
		3,622,154
Total Common Stock (cost $21,709,147)		28,329,326
Preferred Stock - 1.4%
Medical - Biomedical and Genetic - 0.1%
876	Cougar Biotechnology, Inc.oo,§	20,674
Medical - Generic Drugs - 0.8%
267,733	Mediquest Therapeuticsoo,§	240,960
Medical Instruments - 0.5%
1,437,443	GMP Companies, Inc.oo,§	126,782
Total Preferred Stock (cost $287,681)		388,416
Warrants - 0.1%
Medical - Generic Drugs - 0.1%
64,229	Mediquest Therapeutics - expires 6/15/11oo,§	19,269
Medical Instruments - 0%
697,819	GMP Companies, Inc. - expires 6/1/11oo,§	13,258
119,524	GMP Companies, Inc. - expires 6/1/11oo,§	5,618
		18,876
Total Warrants (cost $0)		38,145
Total Investments (total cost $21,996,828) – 99.6%		28,755,887

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 7

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Securities Sold Short - (0.5)%
Medical - Hospitals - (0.5)%
22,170	Tenet Healthcare Corp.* (proceeds $150,339)	$(144,327)
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		254,360
Net Assets – 100%		$28,865,920

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Cayman Islands	$15,803	0.1%
France	287,951	1.0%
Germany	288,788	1.0%
Japan	302,358	1.0%
South Korea	139,481	0.5%
Switzerland	4,113,340	14.3%
United Kingdom	756,446	2.6%
United States	22,851,720	79.5%
Total	$28,755,887	100.0%

Summary of Investments by Country – (Short Positions)

Country	Value	% of Securities Sold Short
United States	$(144,327)	100.0%
Total	$(144,327)	100.0%

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
British Pound 8/15/07	57,100	$114,576	$(4,570)
Euro 10/17/07	195,000	264,815	(5,141)
Swiss Franc 8/15/07	370,000	304,098	1,185
Swiss Franc 11/29/07	620,000	513,327	1,932
Total		$1,196,816	$(6,594)

See Notes to Schedules of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Global Life Sciences Portfolio
Assets:
Investments at cost	$21,997
Investments at value	$28,756
Cash	65
Deposits with broker for short sales	150
Receivables:
Investments sold	210
Dividends	24
Other assets	–
Forward currency contracts	3
Total Assets	29,208
Liabilities:
Payables:
Short sales, at value (proceeds received of $150)	144
Investments purchased	127
Portfolio shares repurchased	3
Advisory fees	16
Printing expenses	10
Professional fees	12
Transfer agent fees and expenses	1
Distribution fees - Service Shares	5
Non-interested Trustees' fees and expenses	4
Accrued expenses	10
Forward currency contracts	10
Total Liabilities	342
Net Assets	$28,866
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$28,362
Undistributed net investment income/(loss)*	(56)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(6,198)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	6,758
Total Net Assets	$28,866
Net Assets - Institutional Shares	$3,334
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	321
Net Asset Value Per Share	$10.37
Net Assets - Service Shares	$25,532
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,500
Net Asset Value Per Share	$10.21

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 9

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Global Life Sciences Portfolio
Investment Income:
Dividends	$138
Dividends from affiliates	5
Foreign tax withheld	(11)
Total Investment Income	132
Expenses:
Advisory fees	95
Transfer agent expenses	2
Registration fees	2
Custodian fees	10
Professional fees	7
Non-interested Trustees' fees and expenses	7
Distribution fees - Service Shares	33
System fees	8
Legal fees	3
Printing expenses	17
Other expenses	4
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	188
Expense and Fee Offset	–
Net Expenses	188
Net Investment Income/(Loss)	(56)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	136
Net realized gain/(loss) from short sales	(14)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,464
Payment from affiliate (Note 2)	1
Net Gain/(Loss) on Investments	2,587
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,531

See Notes to Financial Statements.
10 Janus Aspen Series June 30, 2007

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen Global Life Sciences Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$(56)	$(241)
Net realized gain/(loss) from investment and foreign currency transactions	136	7,772
Net realized gain/(loss) from short sales	(14)	(21)
Net realized gain/(loss) from option contracts	–	(35)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,464	(5,322)
Payment from affiliate (Note 2)	1	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,531	2,153
Dividends and Distributions to Shareholders:
Net Investment income*
Institutional Shares	–	–
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	442	985
Service Shares	1,254	4,698
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Shares repurchased
Institutional Shares	(835)	(1,682)
Service Shares	(4,242)	(10,839)
Net Increase/(Decrease) from Capital Share Transactions	(3,381)	(6,838)
Net Increase/(Decrease) in Net Assets	(850)	(4,685)
Net Assets:
Beginning of period	29,716	34,401
End of period	$28,866	$29,716
Undistributed net investment income/(loss)*	$(56)	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 11

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each fiscal year ended December 31	Janus Aspen Global Life Sciences Portfolio
	2007		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.53		$8.94	$7.94	$6.93	$5.49	$7.77
Income from Investment Operations:
Net investment income/(loss)	.01		.05	.03	.02	.02	.02
Net gain/(loss) on securities (both realized and unrealized)	.83		.54	.97	.99	1.42	(2.30)
Total from Investment Operations	.84		.59	1.00	1.01	1.44	(2.28)
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	–	–	–
Distributions (from capital gains)*	–		–	–	–	–	–
Payment from affiliate	–	(1)	–	–	–	–	–
Total Distributions and Other	–		–	–	–	–	–
Net Asset Value, End of Period	$10.37		$9.53	$8.94	$7.94	$6.93	$5.49
Total Return**	8.81	%(2)	6.60%	12.59%	14.57%	26.23%	(29.34)%
Net Assets, End of Period (in thousands)	$3,334		$3,428	$3,879	$4,088	$3,822	$3,359
Average Net Assets for the Period (in thousands)	$3,484		$3,913	$3,733	$3,998	$3,601	$4,432
Ratio of Gross Expenses to Average Net Assets***(3)	1.04%		1.10%	0.95%	0.90%	0.97%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)	1.04%		1.10%	0.95%	0.90%	0.97%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.16)%		(0.48)%	(0.53)%	(0.42)%	(0.34)%	(0.39)%
Portfolio Turnover Rate***	85%		80%	89%	108%	110%	113%

Service Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each fiscal year ended December 31	Janus Aspen Global Life Sciences Portfolio
	2007		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.40		$8.84	$7.87	$6.89	$5.46	$7.75
Income from Investment Operations:
Net investment income/(loss)	(.02)		(.01)	–	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	.83		.57	.97	.98	1.43	(2.29)
Total from Investment Operations	.81		.56	.97	.98	1.43	(2.29)
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	–	–	–
Distributions (from capital gains)*	–		–	–	–	–	–
Payment from affiliate	–	(1)	–	–	–	–	–
Total Distributions and Other	–		–	–	–	–	–
Net Asset Value, End of Period	$10.21		$9.40	$8.84	$7.87	$6.89	$5.46
Total Return**	8.62	%(4)	6.33%	12.33%	14.22%	26.19%	(29.55)%
Net Assets, End of Period (in thousands)	$25,532		$26,288	$30,522	$30,082	$31,282	$26,514
Average Net Assets for the Period (in thousands)	$26,558		$30,308	$30,905	$31,902	$28,604	$34,475
Ratio of Gross Expenses to Average Net Assets***(3)	1.30%		1.35%	1.20%	1.15%	1.22%	1.12%
Ratio of Net Expenses to Average Net Assets***(3)	1.29%		1.35%	1.20%	1.15%	1.22%	1.12%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.41)%		(0.73)%	(0.77)%	(0.66)%	(0.59)%	(0.63)%
Portfolio Turnover Rate***	85%		80%	89%	108%	110%	113%

*See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1) Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(2) During the period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(3) See Note 4 in Notes to Financial Statements.

(4) During the period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolio in shares of companies engaged in health care, medicine, and biotechnology.

Morgan Stanley Capital International World Health Care Index	Is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

ºº Schedule of Fair Valued Securities (as of June 30, 2007)

	Value	Value as a % of Net Assets
Janus Aspen Global Life Sciences Portfolio
Cougar Biotechnology, Inc.	$20,674	0.1%
Fibrogen, Inc.	281,100	1.0%
GMP Companies, Inc.	126,782	0.5%
GMP Companies, Inc. - expires 6/1/11	5,618	0.0%
GMP Companies, Inc. - expires 6/1/11	13,258	0.0%
Mediquest Therapeutics	240,960	0.8%
Mediquest Therapeutics - expires 6/15/11	19,269	0.1%
	$707,661	2.5%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen Global Life Sciences Portfolio
Cougar Biotechnology, Inc.ºº	3/31/06	$1,908	$20,674	0.1%
Fibrogen, Inc.ºº	12/28/04 - 11/08/05	170,534	281,100	1.0%
GMP Companies, Inc.ºº	5/31/06 - 10/4/06	125,133	126,782	0.5%
GMP Companies, Inc. - expires 6/1/11ºº	5/31/06	–	5,618	0.0%
GMP Companies, Inc. - expires 6/1/11ºº	5/31/06 - 10/4/06	–	13,258	0.0%
Mediquest Therapeuticsºº	5/11/06 - 6/15/06	160,640	240,960	0.8%
Mediquest Therapeutics - expires 6/15/11ºº	5/11/06 - 6/15/06	–	19,269	0.1%
		$458,215	$707,661	2.5%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2007 are noted below.

Portfolio	Aggregate Value
Janus Aspen Global Life Sciences Portfolio	$5,683,451

Janus Aspen Series June 30, 2007 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Life Sciences Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency

14 Janus Aspen Series June 30, 2007

exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" (uncovered) short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Janus Aspen Series June 30, 2007 15

Notes to Financial Statements (unaudited) (continued)

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of June 30, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

The Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after

16 Janus Aspen Series June 30, 2007

November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $25 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

During the period ended June 30, 2007, Janus Capital reimbursed the Portfolio $69 for Institutional Shares and $540 for Service Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen Global Life Sciences Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$1,202,693	$1,202,693	$2,115	$–
Janus Institutional Cash Reserves Fund	567,081	592,540	406	–
Janus Institutional Money Market Fund – Institutional Shares	3,410,135	3,410,135	2,231	–
Janus Money Market Fund – Institutional Shares	748,000	748,000	268	–
	$5,927,909	$5,953,368	$5,020	$–

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Global Life Sciences Portfolio	$22,315,854	$7,068,423	$(628,390)	$6,440,033

Net capital loss carryovers as of December 31, 2006 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2006

Portfolio	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Global Life Sciences Portfolio	$(4,184,718)	$(1,886,598)	$(6,071,316)

During the fiscal year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Global Life Sciences Portfolio	$7,509,230

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2007 (unaudited)
and each fiscal year ended December 31

	Institutional Shares						Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003	2002	2007(1)	2006(1)	2005(1)	2004(1)	2003	2002
Janus Aspen Global Life Sciences Portfolio	1.04%	1.10%	0.95%	0.90%	0.97%	0.87%	1.30%	1.35%	1.20%	1.15%	1.22%	1.12%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

18 Janus Aspen Series June 30, 2007

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen Global Life Sciences Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	43	101
Reinvested dividends and distributions	–	–
Shares repurchased	(82)	(175)
Net Increase/(Decrease) in Portfolio Shares	(39)	(74)
Shares Outstanding, Beginning of Period	360	434
Shares Outstanding, End of Period	321	360
Transactions in Portfolio Shares – Service Shares
Shares sold	125	484
Reinvested dividends and distributions	–	–
Shares repurchased	(422)	(1,141)
Net Increase/(Decrease) in Portfolio Shares	(297)	(657)
Shares Outstanding, Beginning of Period	2,797	3,454
Shares Outstanding, End of Period	2,500	2,797

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short sales) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Global Life Sciences Portfolio	$12,508,951	$15,721,533	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act.

The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

20 Janus Aspen Series June 30, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series June 30, 2007 21

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be

22 Janus Aspen Series June 30, 2007

other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio

Janus Aspen Series June 30, 2007 23

Explanations of Charts, Tables and Financial Statements (unaudited) (continued)

turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

24 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-893  109-24-713 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Global Technology Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Additional Information	24

Explanations of Charts, Tables and Financial Statements	25

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot

This portfolio pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Barney Wilson

portfolio manager

Performance Overview

During the six months ended June 30, 2007, Janus Aspen Global Technology Portfolio's Institutional Shares, Service Shares and Service II Shares advanced 13.32%, 13.11% and 13.10%, respectively. By comparison, the Portfolio's benchmarks, the S&P 500® Index and the Morgan Stanley Capital International (MSCI) World Information Technology Index returned 6.96% and 9.57%, respectively.

Investment Strategy

Janus Aspen Global Technology Portfolio's objective is to seek long-term growth of capital. The Janus team of technology analysts and I look for high-quality and innovative technology companies that are growing earnings and cash flow in excess of market expectations. To do this, we research companies worldwide to find what we believe are the best investment opportunities for the Portfolio. While investing in the technology sector is usually more volatile than a broader market index, we believe the sector can provide an excellent area in which to seek attractive investment returns if one can tolerate the volatility.

As was recently announced, my capable co-manager, Brad Slingerlend, elected to leave Janus to pursue other opportunities. I want to thank Brad for his many contributions to the Janus technology team over the years and wish him well in his new endeavors. As such, I have assumed responsibility as sole portfolio manager of the Portfolio and I plan to maintain the current investment strategy. The analysts and I will continue to employ the same in-depth fundamental analysis that is the hallmark of Janus. I intend to maintain the approach of keeping the portfolio close to the Janus analysts' views on stocks and intend to maintain over 90% of the Portfolio in stocks we have rated as "buy" and "strong buy," which we did during the period. In addition, I plan to continue to construct a portfolio that is diversified across sub-sectors of tech, geographies, market capitalizations and valuation ranges.

The Portfolio invested in a few exciting themes during the period. One such theme included the increasing interactivity of the Internet as it undergoes a second wave of innovation. Driven by broadband penetration levels reaching above 40% in many developed countries, we are starting to see new and compelling ways to utilize the Internet. Companies like YouTube, recently purchased by Google, are changing the way consumers view their entertainment options. This broader sector theme is borne out in the Portfolio's investments including Akamai Technologies, Yahoo!, Google, Equinix and Juniper Networks.

Another exciting theme included the globalization of technology development and services. The Janus team of technology analysts visited hundreds of companies around the world during the period. They returned enthusiastic about the rapidly developing skill sets, such as information technology (IT) services and low-cost hardware manufacturing, in Asia. For example, longtime holding Hon Hai Precision Industry, based in Taiwan, has become the largest contract manufacturer in the world and continues to grow rapidly. In India, we think the large and growing pool of skilled software engineers helped contribute to gains in our investments in Infosys Technologies and Satyam Computer. As innovation continues to evolve in these emerging markets we continue to seek what we believe are the best growth technology companies at reasonable valuations.

Contributors to Portfolio Performance

Select holdings within technology made positive contributions to performance during the time period.

Corning, an important holding for the Portfolio, was the top performer for the period. Based on our proprietary research, the Janus team of technology analysts and I have increased conviction in the company's ability to increase its margins because we believe costs will likely come down faster than pricing. Furthermore, we are constructive on the flat panel TV market, which we think will help drive Corning's revenue growth.

During the period, JA Solar, one of the top five contributors, posted significant gains as it was able to maintain high rates of revenue and earnings growth. We are quite positive on the multiyear outlook for the leading manufacturers of solar cells and the related food chain. As such, a number of holdings in the Portfolio are exposed to the secular trend of increasing the use of solar power to meet worldwide energy needs.

2 Janus Aspen Series June 30, 2007

(unaudited)

Detractors from Performance

While select holdings within the IT semiconductors sub-sector made a positive contribution to performance, certain semiconductor holdings declined in the period. Silicon-On-Insulator Technologies (SOITEC), a French-based semiconductor company, was the largest detractor from performance. The company manufactures a layer of insulation that sits on top of a wafer and allows a hot processor to run cooler. I trimmed the position during the period.

Looking Ahead

The Janus team of technology analysts and I will continue to focus on anticipating change. What consumer electronic products will be multiyear successes? What business-related technology products will provide more value at lower cost? Where is innovation happening? Which vendors are falling behind and who is gaining share? These are just some of the questions we try to answer before the rest of the investment community. Leveraging the strong grassroots research foundation of Janus, we will utilize Janus' global research platform to uncover what we believe are the best companies with the most upside potential for our shareholders.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

Janus Aspen Series June 30, 2007 3

Janus Aspen Global Technology Portfolio (unaudited)

Janus Aspen Global Technology Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Corning, Inc.	0.99%
Apple, Inc.	0.90%
Cypress Semiconductor Corp.	0.79%
JA Solar Holdings Company, Ltd. (ADR)	0.74%
Research In Motion, Ltd. (U.S. Shares)	0.66%

5 Largest Detractors from Performance – Holdings

Contribution
Silicon-On-Insulator Technologies (SOITEC)	(0.74)%
SiRF Technology Holdings, Inc.	(0.24)%
Actions Semiconductor Company, Ltd. (ADR)	(0.23)%
Samsung Electronics Company, Ltd	(0.21)%
Terremark Worldwide, Inc.	(0.18)%

5 Largest Contributors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Information Technology	10.86%	77.60%	15.07%
Consumer Discretionary	1.48%	11.67%	10.51%
Industrials	1.47%	4.75%	10.98%
Materials	0.35%	1.28%	3.07%
Health Care	0.30%	2.06%	12.08%

5 Largest Detractors from Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Telecommunication Services	(0.03)%	2.59%	3.61%
Financials	(0.02)%	0.05%	21.72%
Consumer Staples	0.00%	0.00%	9.36%
Energy	0.00%	0.00%	10.04%
Utilities	0.00%	0.00%	3.58%

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007

ARM Holdings PLC Electronic Components - Semiconductors	2.9%
QUALCOMM, Inc. Wireless Equipment	2.9%
Sony Corp. Audio and Video Products	2.7%
Samsung Electronics Company, Ltd. Electronic Components - Semiconductors	2.6%
Apple, Inc. Computers	2.5%
13.6%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Emerging markets comprised 12.8% of total net assets.

* Includes Securities Sold Short of (1.7)%

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

4 Janus Aspen Series June 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007								Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Global Technology Portfolio - Institutional Shares	13.32%	24.47%		11.22%		(8.93)%		0.85%	0.85	%(a)
Janus Aspen Global Technology Portfolio - Service Shares	13.11%	24.48%		10.97%		(9.16)%		1.10%	1.10	%(b)
Janus Aspen Global Technology Portfolio - Service II Shares	13.10%	24.24%		11.07%		(9.16)%		1.10%	1.10	%(c)
S&P 500® Index	6.96%	20.59%		10.71%		2.10%
Morgan Stanley Capital International World Information Technology Index	9.57%	24.84%		10.86%		(8.51	)%**
Lipper Quartile - Institutional Shares	–	2	nd	3	rd	3	rd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Science and Technology Funds	–	24/55		25/46		11/15

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a)For Institutional Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b)For Service Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c)For Service II Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

Janus Aspen Series June 30, 2007 5

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,133.20	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11
Expense Example - Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,131.10	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36
Expense Example - Service II Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,131.00	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36

(1) Expenses are equal to the annualized expense ratio of 0.82% for Institutional Shares, 1.07% for Service Shares and 1.07% for Service II Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 1, 2007, Burton H. Wilson is the sole Portfolio Manager of Global Technology Portfolio.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 18, 2000

** The Morgan Stanley Capital International World Information Technology Index since inception returns are calculated from January 31, 2000.

6 Janus Aspen Series June 30, 2007

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Common Stock - 98.9%
Advertising Sales - 0.8%
20,140	Lamar Advertising Co.*	$1,263,986
Aerospace and Defense - 0.8%
158,295	BAE Systems PLC**	1,282,518
Aerospace and Defense - Equipment - 1.5%
24,305	Alliant Techsystems, Inc.*,#	2,409,841
Applications Software - 4.3%
35,468	Infosys Technologies, Ltd.	1,680,070
114,680	Red Hat, Inc.*,#	2,555,072
19,570	Salesforce.com, Inc.*,**	838,770
158,908	Satyam Computer Services, Ltd.	1,826,184
		6,900,096
Audio and Video Products - 2.7%
83,200	Sony Corp.**	4,275,288
Batteries and Battery Systems - 0.6%
156,965	BYD Company, Ltd.	904,110
Chemicals - Diversified - 1.6%
18,800	Shin-Etsu Chemical Company, Ltd.**	1,341,262
5,039	Wacker Chemie A.G.**	1,189,964
		2,531,226
Commercial Services - Finance - 0.7%
24,910	Bankrate, Inc.*,#	1,193,687
Computer Services - 0.3%
24,640	Limelight Networks, Inc.*	487,379
Computer Software - 0.6%
39,945	Omniture, Inc.*,#	915,539
Computers - 6.1%
33,465	Apple, Inc.*,**	4,084,068
78,630	Hewlett-Packard Co.	3,508,471
11,495	Research In Motion, Ltd. (U.S. Shares)*,**	2,298,885
		9,891,424
Computers - Memory Devices - 1.9%
170,820	EMC Corp.*	3,091,842
Computers - Peripheral Equipment - 1.2%
75,671	Logitech International S.A.*	2,005,139
Data Processing and Management - 1.2%
47,495	Paychex, Inc.	1,858,004
Electric Products - Miscellaneous - 1.4%
120,000	Sharp Corp.**	2,273,763
Electronic Components - Miscellaneous - 3.4%
325,269	Hon Hai Precision Industry Company, Ltd.**	2,809,242
63,740	Koninklijke (Royal) Philips Electronics N.V.**	2,702,138
		5,511,380
Electronic Components - Semiconductors - 15.3%
1,614,057	ARM Holdings PLC**	4,719,894
51,320	International Rectifier Corp.*,#	1,912,183
49,930	IPG Photonics Corp.*	996,104
26,000	MediaTek, Inc.**	404,880
47,795	Microchip Technology, Inc.**,#	1,770,327
114,375	Microsemi Corp.*,#	2,739,281
142,424	MIPS Technologies, Inc.*,#	1,251,907

Shares or Principal Amount		Value
Electronic Components - Semiconductors - (continued)
6,937	Samsung Electronics Company, Ltd.**	$4,237,997
76,612	Silicon-On-Insulator Technologies (SOITEC)*,**	1,627,525
80,730	SiRF Technology Holdings, Inc.*,**	1,674,340
15,300	Spreadtrum Communications, Inc. (ADR)*	222,309
80,830	Texas Instruments, Inc.**	3,041,633
		24,598,380
Electronic Connectors - 0.7%
32,550	Amphenol Corp. - Class A#	1,160,408
Electronic Forms - 1.6%
64,413	Adobe Systems, Inc.*	2,586,182
Electronic Measuring Instruments - 1.1%
56,840	Trimble Navigation, Ltd.*	1,830,248
Energy - Alternate Sources - 5.1%
18,525	Comverge, Inc.*	574,460
13,055	First Solar, Inc.*,**,#	1,165,681
64,430	JA Solar Holdings Company, Ltd. (ADR)*	2,173,224
53,000	Motech Industries, Inc.**	694,495
23,100	Motech Industries, Inc. (GDR) (144A)*,**	302,685
25,140	SunPower Corp. - Class A*,#	1,585,077
47,005	Suntech Power Holdings Company, Ltd. (ADR)*	1,714,272
		8,209,894
Enterprise Software/Services - 4.9%
111,210	BEA Systems, Inc.*,**,#	1,522,465
20,090	Concur Technologies, Inc.#	459,057
141,715	Oracle Corp.*	2,793,202
52,315	SAP A.G.**	2,673,007
19,690	Taleo Corp.*	443,616
		7,891,347
Entertainment Software - 1.1%
37,735	Electronic Arts, Inc.*	1,785,620
E-Services/Consulting - 0.8%
82,030	RightNow Technologies, Inc.*,#	1,346,112
Internet Applications Software - 0.3%
16,495	Vocus, Inc.*	414,189
Internet Connectivity Services - 1.4%
46,730	NDS Group PLC (ADR)*,**	2,193,974
Internet Infrastructure Software - 1.4%
46,655	Akamai Technologies, Inc.*,#	2,269,299
Internet Security - 1.0%
78,895	Symantec Corp.*,#	1,593,679
Machinery - General Industrial - 0.4%
1,552,000	Shanghai Electric Group Company, Ltd.	700,132
Medical - Drugs - 1.3%
106,030	Cubist Pharmaceuticals, Inc.*	2,089,851
Multimedia - 0.7%
51,695	News Corporation, Inc. - Class A	1,096,451
Networking Products - 2.4%
60,945	Cisco Systems, Inc.*	1,697,318
86,365	Juniper Networks, Inc.*,**	2,173,807
		3,871,125

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 7

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Power Converters and Power Supply Equipment - 0.3%
36,000	China High Speed Transmission Equipment Group Company, Ltd.*,ß,ºº	$32,597
11,947	Suzlon Energy, Ltd.	438,600
		471,197
Retail - Computer Equipment - 0.9%
37,340	GameStop Corp. - Class A*,**	1,459,994
Retail - Consumer Electronics - 1.9%
29,375	Best Buy Company, Inc.	1,370,931
16,800	Yamada Denki Company, Ltd.**	1,751,729
		3,122,660
Semiconductor Components/Integrated Circuits - 6.9%
152,635	Actions Semiconductor Company, Ltd. (ADR)*	938,705
157,970	Cypress Semiconductor Corp.*	3,679,122
128,270	Marvell Technology Group, Ltd.*,#	2,335,797
584,000	Siliconware Precision Industries Co.**	1,239,719
1,371,562	Taiwan Semiconductor Manufacturing Company, Ltd.**	2,957,522
		11,150,865
Semiconductor Equipment - 2.2%
56,922	ASM Lithography Holding N.V. (U.S. Shares)*,**,#	1,562,509
36,725	KLA-Tencor Corp.#	2,018,039
		3,580,548
Telecommunication Equipment - Fiber Optics - 2.2%
137,955	Corning, Inc.*,**	3,524,750
Telecommunication Services - 4.5%
91,445	Amdocs, Ltd. (U.S. Shares)*,**	3,641,340
75,135	NeuStar, Inc. - Class A*	2,176,661
28,935	SAVVIS, Inc.*,#	1,432,572
		7,250,573
Television - 1.1%
136,079	British Sky Broadcasting Group PLC**	1,744,027
Web Hosting/Design - 1.4%
15,825	Equinix, Inc.*,**,#	1,447,513
130,265	Terremark Worldwide, Inc.*,#	840,209
		2,287,722
Web Portals/Internet Service Providers - 2.1%
3,660	Google, Inc. - Class A*	1,915,571
56,455	Yahoo!, Inc.*,**	1,531,624
		3,447,195
Wireless Equipment - 6.8%
57,475	Crown Castle International Corp.*,#	2,084,618
50,030	Nokia Oyj (ADR)**	1,406,343
106,350	QUALCOMM, Inc.	4,614,527
73,155	Telefonaktiebolaget LM Ericsson (ADR)	2,918,153
		11,023,641
Total Common Stock (cost $117,004,219)		159,495,285
Equity-Linked Structure Notes - 1.1%
Finance - Investment Bankers/Brokers - 1.1%
1,732	Goldman Sachs Group, Inc., convertible, (Google, Inc. - Class A), 0% (144A)§	900,015
1,586	Goldman Sachs Group, Inc., convertible, (Google, Inc. - Class A), 0% (144A)§	822,985
Total Equity-Linked Structured Notes (cost $1,598,840)		1,723,000

Shares or Principal Amount		Value
Money Markets - 1.3%
922,726	Janus Institutional Cash Management Fund - Institutional Shares, 5.34%	$922,726
1,235,000	Janus Institutional Money Market Fund - Institutional Shares, 5.28%	1,235,000
Total Money Markets (cost $2,157,726)		2,157,726
Other Securities - 14.5%
1,449,887	Letters of Credit†	1,449,887
22,006,634	State Street Navigator Securities Lending Prime Portfolio†	22,006,634
Total Other Securities (cost $23,456,521)		23,456,521
Total Investments (total cost $144,217,306) – 115.8%		$186,832,532
Securities Sold Short - (1.7)%
Computers - (0.4)%
43,565	Palm, Inc.*	(725,573)
Investment Companies - (1.3)%
45,320	PowerShares QQQ	(2,073,694)
Total Securities Sold Short (proceeds $2,684,410)		(2,799,267)
Liabilities, net of Cash, Receivables and Other Assets – (14.1)%		(22,744,919)
Net Assets – 100%		$161,288,346

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$2,335,797	1.2%
Canada	2,298,885	1.2%
Cayman Islands	2,652,977	1.4%
China	4,032,372	2.2%
Finland	1,406,343	0.8%
France	1,627,525	0.9%
Germany	3,862,971	2.0%
India	3,944,854	2.1%
Japan	9,642,042	5.2%
Netherlands	4,264,647	2.3%
South Korea	4,237,997	2.3%
Sweden	2,918,153	1.5%
Switzerland	2,005,139	1.1%
Taiwan	8,408,543	4.5%
United Kingdom	13,581,752	7.3%
United States††	119,612,535	64.0%
Total	$186,832,532	100.0%

†† Includes Short-Term Securities and Other Securities (50.3% excluding Short-Term Securities and Other Securities)

Summary of Investments by Country – (Short Positions)

Country	Value	% of Securities Sold Short
United States	$(2,799,267)	100.0%
Total	$(2,799,267)	100.0%

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
British Pound 10/17/07	845,000	$1,693,641	$(62,791)
Euro 11/29/07	1,650,000	2,243,222	(6,102)
Japanese Yen 11/29/07	137,000,000	1,134,883	19,823
South Korean Won 10/17/07	1,270,000,000	1,380,301	(34,606)
Taiwan Dollar 10/17/07	35,000,000	1,073,989	2,271
Total		$7,526,036	$(81,405)

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Value
Schedule of Written Options - Calls
Apple, Inc. expires October 2007 82 contracts exercise price $110.00	$(154,980)
BEA Systems, Inc. expires September 2007 464 contracts exercise price $12.50	(83,520)
BEA Systems, Inc. expires December 2007 455 contracts exercise price $12.50	(91,000)
Cisco Systems, Inc. expires October 2007 374 contracts exercise price $27.50	(71,060)
Corning, Inc. expires November 2007 440 contracts exercise price $25.00	(114,400)
First Solar, Inc. expires September 2007 71 contracts exercise price $55.00	(252,050)
GameStop Corp. - Class A expires July 2007 290 contracts exercise price $27.50	(342,200)
Juniper Networks, Inc. expires October 2007 231 contracts exercise price $25.00	(55,440)
Microchip Technology, Inc. expires October 2007 211 contracts exercise price $40.00	(26,375)
Research In Motion, Ltd. (U.S. Shares) expires December 2007 85 contracts exercise price $170.00	(340,000)
Salesforce.com, Inc. expires January 2008 147 contracts exercise price $40.00	(110,250)
Yahoo, Inc. expires July 2007 279 contracts exercise price $30.00	(6,138)
Total Written Options - Calls (Premiums received $868,810)	$(1,647,413)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 9

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Global Technology Portfolio
Assets:
Investments at cost(1)	$144,217
Investments at value(1)	$186,833
Cash	149
Cash denominated in foreign currency (cost $30)	30
Deposits with broker for short sales	2,684
Receivables:
Portfolio shares sold	3
Dividends	127
Interest	17
Other assets	–
Forward currency contracts	22
Total Assets	189,865
Liabilities:
Payables:
Short sales, at value (proceeds received of $2,684)	2,799
Options written, at value (premiums received of $869)	1,647
Collateral for securities loaned (Note 1)	23,457
Investments purchased	247
Portfolio shares repurchased	152
Advisory fees	84
Transfer agent fees and expenses	1
Distribution fees - Service Shares	27
Distribution fees - Service II Shares	5
Legal fees	4
Non-interested Trustees' fees and expenses	5
Short sales dividend	1
Foreign tax liability	–
Accrued expenses	45
Forward currency contracts	103
Total Liabilities	28,577
Net Assets	$161,288
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$528,425
Undistributed net investment income/(loss)*	161
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(408,938)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations(2)	41,640
Total Net Assets	$161,288
Net Assets - Institutional Shares	$2,780
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	594
Net Asset Value Per Share	$4.68
Net Assets - Service Shares	$132,825
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	27,514
Net Asset Value Per Share	$4.83
Net Assets - Service II Shares	$25,683
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,220
Net Asset Value Per Share	$4.92

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $22,860,680 of securities loaned (Note 1).

(2)  Net of foreign taxes on investments of $414.

See Notes to Financial Statements.
10 Janus Aspen Series June 30, 2007

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Global Technology Portfolio
Investment Income:
Interest	$4
Securities lending income	58
Dividends	955
Dividends from affiliates	88
Foreign tax withheld	(102)
Total Investment Income	1,003
Expenses:
Advisory fees	502
Transfer agent expenses	3
Registration fees	2
Custodian fees	21
Professional fees	7
Non-interested Trustees' fees and expenses	9
Distribution fees - Service Shares	163
Distribution fees - Service II Shares	31
Printing expenses	73
Short sales dividend expense	1
Other expenses	29
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	841
Expense and Fee Offset	–
Net Expenses	841
Net Investment Income/(Loss)	162
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	8,690
Net realized gain/(loss) from short sales	15
Net realized gain/(loss) from option contracts	204
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations(1)	10,541
Net Gain/(Loss) on Investments	19,450
Net Increase/(Decrease) in Net Assets Resulting from Operations	$19,612

(1)  Net of foreign taxes on investments of $414.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 11

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$162	$(194)
Net realized gain/(loss) from investment and foreign currency transactions	8,690	25,814
Net realized gain/(loss) from short sales	15	–
Net realized gain/(loss) from option contracts	204	40
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	10,541	(13,627)
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,612	12,033
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	271	555
Service Shares	4,097	15,099
Service II Shares	1,874	4,128
Redemption fees
Service II Shares	4	15
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Shares repurchased
Institutional Shares	(499)	(1,075)
Service Shares	(19,774)	(30,917)
Service II Shares	(4,119)	(7,059)
Net Increase/(Decrease) from Capital Share Transactions	(18,146)	(19,254)
Net Increase/(Decrease) in Net Assets	1,466	(7,221)
Net Assets:
Beginning of period	159,822	167,043
End of period	$161,288	$159,822
Undistributed net investment income/(loss)*	$161	$(1)

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Global Technology Portfolio
fiscal year ended December 31	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$4.13	$3.82	$3.42	$3.39	$2.31	$3.90
Income from Investment Operations:
Net investment income/(loss)	.02	.03	.05	.02	(.01)	.02
Net gain/(loss) on securities (both realized and unrealized)	.53	.28	.35	.01	1.09	(1.61)
Total from Investment Operations	.55	.31	.40	.03	1.08	(1.59)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$4.68	$4.13	$3.82	$3.42	$3.39	$2.31
Total Return**	13.32%	8.12%	11.70%	0.88%	46.75%	(40.77)%
Net Assets, End of Period (in thousands)	$2,780	$2,673	$2,989	$4,423	$5,580	$2,721
Average Net Assets for the Period (in thousands)	$2,709	$2,823	$3,100	$4,887	$3,871	$3,974
Ratio of Gross Expenses to Average Net Assets***(1)	0.82%	0.83%	0.73%	0.72%	0.85%	0.72%
Ratio of Net Expenses to Average Net Assets***(1)	0.82%	0.83%	0.73%	0.72%	0.85%	0.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.45%	0.13%	0.01%	0.19%	(0.22)%	(0.05)%
Portfolio Turnover Rate***	69%	89%	42%	30%	46%	70%

Service Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Global Technology Portfolio
fiscal year ended December 31	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$4.27	$3.96	$3.55	$3.53	$2.41	$4.08
Income from Investment Operations:
Net investment income/(loss)	–	–	–	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	.56	.31	.41	.02	1.12	(1.67)
Total from Investment Operations	.56	.31	.41	.02	1.12	(1.67)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$4.83	$4.27	$3.96	$3.55	$3.53	$2.41
Total Return**	13.11%	7.83%	11.55%	0.57%	46.47%	(40.93)%
Net Assets, End of Period (in thousands)	$132,825	$132,281	$138,172	$151,354	$180,513	$127,656
Average Net Assets for the Period (in thousands)	$131,299	$134,175	$134,959	$161,072	$147,151	$191,037
Ratio of Gross Expenses to Average Net Assets***(1)	1.07%	1.08%	0.98%	0.97%	1.10%	0.97%
Ratio of Net Expenses to Average Net Assets***(1)	1.07%	1.08%	0.98%	0.97%	1.10%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.20%	(0.12)%	(0.24)%	(0.06)%	(0.44)%	(0.29)%
Portfolio Turnover Rate***	69%	89%	42%	30%	46%	70%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 13

Financial Highlights (continued)

Service II Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Global Technology Portfolio
fiscal year ended December 31	2007	2006	2005	2004	2003	2002(1)
Net Asset Value, Beginning of Period	$4.35	$4.03	$3.62	$3.59	$2.44	$4.13
Income from Investment Operations:
Net investment income/(loss)	.01	–	–	–	–	.01
Net gain/(loss) on securities (both realized and unrealized)	.56	.32	.41	.03	1.14	(1.71)
Total from Investment Operations	.57	.32	.41	.03	1.14	(1.70)
Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	– (2)	– (2)	– (2)	– (2)	.01	.01
Total Distributions and Other	–	–	–	–	.01	.01
Net Asset Value, End of Period	$4.92	$4.35	$4.03	$3.62	$3.59	$2.44
Total Return**	13.10%	7.94%	11.33%	0.84%	47.13%	(40.92)%
Net Assets, End of Period (in thousands)	$25,683	$24,868	$25,882	$27,404	$28,634	$13,911
Average Net Assets for the Period (in thousands)	$24,843	$25,605	$24,247	$25,926	$21,419	$6,085
Ratio of Gross Expenses to Average Net Assets***(3)	1.07%	1.08%	0.99%	0.97%	1.10%	1.04%
Ratio of Net Expenses to Average Net Assets***(3)	1.07%	1.08%	0.98%	0.97%	1.10%	1.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.20%	(0.13)%	(0.25)%	(0.06)%	(0.44)%	(0.42)%
Portfolio Turnover Rate***	69%	89%	42%	30%	46%	70%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain prior year amounts have been reclassified to conform to current year presentation.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
14 Janus Aspen Series June 30, 2007

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Morgan Stanley Capital International World Information Technology Index	Is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ß  Security is Illiquid.

  #  Loaned security; a portion or all of the security is on loan at June 30, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of June 30, 2007)

	Value	Value as a % of Net Assets
Janus Aspen Global Technology Portfolio
China High Speed Transmission Equipment Group Company, Ltd.	$32,597	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities (as of June 30, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen Global Technology Portfolio
Goldman Sachs Group, Inc., convertible, (Google, Inc. - Class A), 0% (144A)	2/1/07	$848,388	$900,015	0.6%
Goldman Sachs Group, Inc. convertible, (Google, Inc. - Class A), 0% (144A)	3/8/07	750,452	822,985	0.5%
		$1,598,840	$1,723,000	1.1%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2007 are noted below.

Portfolio	Aggregate Value
Janus Aspen Global Technology Portfolio	$72,486,151

Janus Aspen Series June 30, 2007 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Technology Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

16 Janus Aspen Series June 30, 2007

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2007
Janus Aspen Global Technology Portfolio	$22,860,680

As of June 30, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2007
Janus Aspen Global Technology Portfolio	$23,456,521

As of June 30, 2007, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio, except for $1,449,887 which was invested in letters of credit.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported in "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Portfolio recognized realized gains of $204,155 for written options during the six-month period ended June 30, 2007.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2007 was as follows:

Call Options	Number of Contracts		Premiums Received
Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2006	785		$112,297
Options written	3,924	(1)	1,134,838
Options expired	–		–
Options closed	(1,580)		(378,325)
Options exercised	–		–
Options outstanding, at June 30, 2007	3,129		$868,810

(1) Adjusted for GameStop Corp. - Class A 2 for 1 stock split 3/19/07

Put Options	Number of Contracts	Premiums Received
Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2006	50	$14,200
Options written	–	–
Options expired	–	–
Options closed	(50)	(14,200)
Options exercised	–	–
Options outstanding, at June 30, 2007	–	$–

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" (uncovered) short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in

18 Janus Aspen Series June 30, 2007

market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $140 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Portfolio were $3,813 for the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen Global Technology Portfolio
Janus Institutional Cash Management Fund - Institutional Shares	$3,521,785	$2,599,059	$14,192	$922,726
Janus Institutional Cash Reserves Fund	2,324,111	5,573,468	16,466	–
Janus Institutional Money Market Fund - Institutional Shares	14,771,336	13,536,336	29,162	1,235,000
Janus Money Market Fund - Institutional Shares	8,356,344	16,887,024	27,715	–
	$28,973,576	$38,595,887	$87,535	$2,157,726

20 Janus Aspen Series June 30, 2007

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2006, the Portfolio incurred "Post-October" losses of $671 during the period from November 1, 2006 through December 31, 2006. These losses will be deferred for tax purposes and recognized in 2007.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation
Janus Aspen Global Technology Portfolio	$144,568,182	$46,196,717	$(3,932,367)	$42,264,350

Net capital loss carryovers as of December 31, 2006 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule For the fiscal year ended December 31, 2006 Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	Accumulated Capital Losses
Janus Aspen Global Technology Portfolio	$(8,891,968)	$(250,531,858)	$(148,365,762)	$(8,794,052)	$(1,266,097)	$(417,849,737)

During the fiscal year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Global Technology Portfolio	$24,155,145

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For six-month period ended June 30, 2007 (unaudited) and each fiscal year ended December 31
	Institutional Shares						Service Shares						Service II Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003	2002	2007(1)	2006(1)	2005(1)	2004(1)	2003	2002	2007(1)	2006(1)	2005(1)	2004(1)	2003	2002
Janus Aspen Global Technology Portfolio	0.82%	0.83%	0.73%	0.72%	0.85%	0.72%	1.07%	1.08%	0.98%	0.97%	1.10%	0.97%	1.07%	1.08%	0.99%	0.97%	1.10%	1.04%

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Aspen Series June 30, 2007 21

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	62	137
Reinvested dividends and distributions	–	–
Shares repurchased	(115)	(272)
Net Increase/(Decrease) in Portfolio Shares	(53)	(135)
Shares Outstanding, Beginning of Period	647	782
Shares Outstanding, End of Period	594	647
Transactions in Portfolio Shares – Service Shares
Shares sold	914	3,723
Reinvested dividends and distributions	–	–
Shares repurchased	(4,403)	(7,632)
Net Increase/(Decrease) in Portfolio Shares	(3,489)	(3,909)
Shares Outstanding, Beginning of Period	31,003	34,912
Shares Outstanding, End of Period	27,514	31,003
Transactions in Portfolio Shares – Service II Shares
Shares sold	412	1,007
Reinvested dividends and distributions	–	–
Shares repurchased	(912)	(1,708)
Net Increase/(Decrease) in Portfolio Shares	(500)	(701)
Shares Outstanding, Beginning of Period	5,720	6,421
Shares Outstanding, End of Period	5,220	5,720

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Global Technology Portfolio	$52,983,592	$59,918,785	$–	$381,328

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S.

22 Janus Aspen Series June 30, 2007

District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2007 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

24 Janus Aspen Series June 30, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. Options

A table listing written option contracts follows the Portfolio's Schedule of Investments (if applicable). Written option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series June 30, 2007 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total

26 Janus Aspen Series June 30, 2007

expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2007 27

Notes

28 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street
Denver, CO 80206
1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-900  109-24-714 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Growth and Income Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Schedule of Investments	16

Notes to Financial Statements	17

Additional Information	25

Explanations of Charts, Tables and Financial Statements	26

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Growth and Income Portfolio

(unaudited)

Portfolio Snapshot

This conservative growth portfolio combines core holdings and opportunistic companies with income-oriented securities, seeking to deliver consistent returns through all types of market conditions.

Minyoung Sohn

portfolio manager

Performance Overview

Stocks continued to advance in the first half of 2007 with the S&P 500® Index, the Portfolio's primary benchmark, returning 6.96% and the Russell 1000® Growth Index, the secondary benchmark, returning 8.13%. The Portfolio outpaced both indices with its Institutional Shares advancing 9.21% and its Service Shares gaining 9.06% in the period. I believe that the market is struggling to balance relatively attractive stock multiples and resilient corporate earnings against a slowing, but stabilizing U.S. economy. Although the U.S. economic picture remained clouded by housing slowdown and signs of subprime credit problems, the economic growth in the rest of the world remains robust and highlights the importance of globalization as an investment theme.

Stocks that Helped Performance in the Period

The Portfolio's holding in EMC was the largest contributor, gaining approximately 37% in the period. EMC is the leading provider of information storage systems. EMC also owns VMware, the leading provider of virtualization software, a critical tool used to consolidate servers in corporate data centers. The investment in EMC last summer was based on my estimate of the company's intrinsic value using a sum-of-the-parts approach. When I established the position in EMC, the company was trading at approximately $10 per share and its total market capitalization was only slightly more than $20 billion. Our team analysis of VMware suggested that VMware itself was worth at least $10 billion, implying that all of the rest of EMC was worth $10 billion, or only 1 times its revenue base, a very attractive valuation given the high profit margin of its storage business. I bought the stock aggressively as it approached $10, and the average price in the Portfolio is approximately $11 as of period-end. Over the past year, I believe EMC shares significantly outperformed the market due to improving storage fundamentals, as well as the company's announcement that it will offer 10% of VMware in an initial public offering (IPO). I am holding a portion of the position in EMC, because I believe that the VMware IPO may result in continued multiple expansion of EMC.

EnCana is the second largest natural gas producer in North America, and the company also holds a leading position in the Canadian oil sands. Over the past six months, with shares gaining close to 35% in the period, I believe that the market is beginning to recognize the value of its large resource base. In recent years, EnCana maintained a very active drilling and land acquisition program, which was funded by both internal cash flow as well as asset sales. Certain sell-side analysts have criticized the company for not generating free cash flow despite operating in a period of historically high natural gas prices. I believe that this bearish case is unfounded, because it is more appropriate to consider full-cycle returns instead of current period free cash flows. Also, in January 2007, EnCana and ConocoPhillips announced a landmark deal, which combined certain oil sands projects with two of Conoco's refineries to create an integrated oil sands business. I believe this joint venture created a clearer path for EnCana to capture the full value of its oil sands production by securing upgrading and refining capacity for its bitumen. As the period drew to a close, it became more apparent to me that EnCana's transaction with ConocoPhillips allowed the company to create value for its shareholders by investing in high-return projects, as well as created additional leveraged returns through its steady share repurchase program. I held the position in EnCana.

Daewoo Shipbuilding & Marine Engineering (DSME) was another large contributor, with the shares advancing approximately 80% in the period. DSME, based in Korea, is one of the world's largest shipyards. The company has a leading position in premium specialized vessels including advanced liquefied natural gas (LNG) carriers and floating oil production units. I discovered DSME several years ago as part of my North American natural gas study. As I analyzed the economics of LNG, I realized that it would be an important source of supply for the growing global natural gas demand and that a large number of LNG carriers would be required to support the development of a global LNG business. I conducted interviews with industry experts and learned that the Korean shipyards had leading positions for this vessel. After visiting DSME in Korea, I saw an opportunity to invest in this leading shipbuilder ahead of the turn in profitability. Although the company was losing money at the time of investment, it was booking high margin business which I felt would be realized in future years after completing delivery of existing orders, which were accepted at the bottom of the shipbuilding cycle. In recent quarters, DSME reported improving profitability despite the increase in raw material prices and a declining dollar. I held the position in DSME.

2 Janus Aspen Series June 30, 2007

(unaudited)

Stocks that Hurt Performance in the Period

The Portfolio's holding in Advanced Micro Devices (AMD) was the largest detractor with the shares declining approximately 30% in the period. I bought the position in AMD in 2004 due to our analysis of its product roadmap, which we believed would position the company to gain market share in the microprocessor industry versus Intel. The stock was among the Portfolio's largest contributors in 2005 due to strong sales and earnings growth and the prospect for continued share gains. However, I underestimated Intel's ability to use its manufacturing advantage to pressure AMD's business while Intel prepared to launch its own new product family. AMD's results in 2006 were significantly lower than our expectations due to a price war, which swung the company into losses. The company's disappointing earnings results were exacerbated by the acquisition of ATI Technology. Although strategically sound, AMD exposed its relatively weak balance sheet by incurring significantly more debt to fund the purchase. Later this year, AMD intends to introduce its new architecture, which should refresh its product portfolio for the server, desktop and mobile markets. Although I reduced the position in AMD to reflect current challenges, I still believe that the microprocessor industry is moving to a duopoly structure where AMD will be able to capture 20% to 30% share in every major segment of the market.

Melco International Development is a Hong Kong-based conglomerate building a leading position in Macau gaming. The portfolio's holding in Melco was another large detractor, with the shares declining approximately 37% in the period. Usually when a stock is down this much in a holding period, it is relatively easy to explain the causes. In this case, I am at a loss to explain the vicious downward fall since the beginning of the year other than to point to a negative momentum-based trading pattern. It is true that the opening of the Crown Macau was delayed and that it had a disappointing opening, but I feel that that alone cannot explain the entirety of the stock movement. So, instead I will explain why I bought the stock and why I held the position. I bought the position in Melco in 2004 after meeting the management team and visiting the operations and future development sites in Macau. Macau is important, because the province is next-door to Hong Kong and China and therefore within a 500-mile radius of over 1 billion people. In dollar terms, the Macau gaming market is already as large as Las Vegas, and I believe that with the construction of prolific new properties, Macau may grow to be significantly larger than Las Vegas. With the recent opening of the six-star Crown Macau hotel and City of Dreams, scheduled to open in 2008, I think Melco is well positioned to capture its share of the growing market. Despite the stock's weakness this period, the portfolio still had an approximate 30% unrealized gain in the stock at the end of the period.

Closing Comments

As I noted in my last commentary, I remain committed to sticking close to Janus' most valuable competitive edge: our fundamental research. I will continue to work closely with the Janus Research Team and use the same bottom-up stock-picking process, which proved to be successful in 2004 and 2005, to deliver better results this year.

Please note that this letter includes additional disclosures regarding the performance of individual holdings in your Portfolio.

Thank you for your continued investment.

Top 10 Performance Contributors in the Period(1)

Company	Ticker	Average Exposure(2)	Percentage change in stock price from 12/31/06 to 6/30/07
Daewoo Shipbuilding & Marine Engineering Company, Ltd.	042660 KS	1.19%	80.29%
Align Technology Inc.	ALGN	0.84%	72.94%
Valero Energy Corp.	VLO	2.46%	44.92%
Bharti Tele-Ventures, Ltd.	BHARTI IN	1.88%	44.46%
Tata Steel, Ltd.	TATA IN	1.57%	38.13%
EMC Corp.	EMC	3.00%	37.12%
Tiffany & Co.	TIF	1.51%	35.87%
Encana Corp. (U.S. Shares)	ECA	2.76%	34.73%
British Sky Broadcasting Group PLC	BSY LN	2.03%	27.15%
Hess Corp.	HES	2.90%	19.37%

Janus Aspen Series June 30, 2007 3

Janus Aspen Growth and Income Portfolio (unaudited)

Top 10 Performance Detractors in the Period(1)

Company	Ticker	Average Exposure(2)	Percentage change in stock price from 12/31/06 to 6/30/07
Melco International Development, Ltd.	0200 HK	0.67%	(37.38)%
Advanced Micro Devices, Inc.	AMD	2.70%	(29.73)%
Spansion Inc. - Class A	SPSN	1.07%	(25.30)%
XM Satellite Radio Holdings, Inc. - Class A	XMSR	0.25%	(23.62)%
Lennar Corp. - Class A	LEN	0.07%	(15.10)%
Sanofi-Aventis	SAN FP	1.62%	(9.73)%
Samsung Electronics Company, Ltd.	005930 KS	2.85%	(7.06)%
U.S. Bancorp	UBS	1.66%	(6.80)%
Citigroup, Inc.	C	2.63%	(6.08)%
Procter & Gamble Co.	PG	2.72%	(3.81)%

Top 10 Percentage Gainers in Period(3)

Company	Ticker	Average Exposure(2)	Percentage change in stock price from 12/31/06 to 6/30/07
Daewoo Shipbuilding & Marine Engineering Company, Ltd.	042660 KS	1.19%	80.29%
Align Technology Inc.	ALGN	0.84%	72.94%
Valero Energy Corp.	VLO	2.46%	44.92%
Bharti Tele-Ventures, Ltd.	BHARTI IN	1.88%	44.46%
Apple, Inc.	AAPL	0.22%	43.85%
Nokia Oyj (ADR)	NOK	1.07%	40.55%
Tata Steel, Ltd.	TATA IN	1.57%	38.13%
EMC Corp.	EMC	3.00%	37.12%
Tiffany & Co.	TIF	1.51%	35.87%
Encana Corp. (U.S. Shares)	ECA	2.76%	34.73%
Russell 1000 Growth Index			8.20%
S&P 500 Index			6.98%

Top 10 Percentage Losers in the Period(3)

Company	Ticker	Average Exposure(2)	Percentage change in stock price from 12/31/06 to 6/30/07
Rackable Systems, Inc.	RACK	0.11%	(38.79)%
Melco International Development, Ltd.	0200 HK	0.67%	(37.38)%
Advanced Micro Devices, Inc.	AMD	2.70%	(29.73)%
Spansion Inc. - Class A	SPSN	1.07%	(25.30)%
XM Satellite Radio Holdings, Inc. - Class A	XMSR	0.25%	(23.62)%
Blackstone Group L.P.	BX	0.02%	(16.52)%
Lennar Corp. - Class A	LEN	0.07%	(15.10)%
TreeHouse Foods, Inc.	THS	0.47%	(14.71)%
J.C. Penney Company, Inc.	JCP	0.22%	(12.99)%
Shanghai Electric Group Company, Ltd.	2727 HK	0.34%	(10.37)%

Top 10 Positions (by average exposure)(2) and Base Return in the Period

Company	Ticker	Average Exposure(2)	Percentage change in stock price from 12/31/06 to 6/30/07
EMC Corp.	EMC	3.00%	37.12%
Encana Corp. (U.S. Shares)	ECA	2.76%	34.73%
Hess Corp.	HES	2.90%	19.37%
CVS Caremark Corp.	CVS	2.87%	18.30%
Suncor Energy, Inc.	SU CN	2.78%	14.61%
Yahoo, Inc.	YHOO	2.89%	6.23%
General Electric Co.	GE	3.52%	4.44%
Procter & Gamble Co.	PG	2.72%	(3.81)%
Samsung Electronics Company, Ltd.	005930 KS	2.85%	(7.06)%
Advanced Micro Devices, Inc.	AMD	2.70%	(29.73)%

(1)Performance contributors and detractors were based on realized and unrealized gains or losses for the Portfolio during the six-month period.

(2)Average daily weight of holding as compared to the percent of equity weight in the portfolio excluding cash and fixed-income holdings.

(3)Percentage gainers and losers were based on realized and unrealized gains or losses for the Portfolio during the six-month period.

4 Janus Aspen Series June 30, 2007

(unaudited)

Janus Aspen Growth and Income Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
EMC Corp.	0.99%
EnCana Corp. (U.S. Shares)	0.87%
Daewoo Shipbuilding & Marine Engineering Company, Ltd.	0.80%
Bharti Tele-Ventures, Ltd.	0.67%
Tata Steel, Ltd.	0.60%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(1.11)%
Melco International Development, Ltd.	(0.32)%
Samsung Electronics Company, Ltd.	(0.29)%
Spansion Inc. - Class A	(0.28)%
Citigroup Inc.	(0.18)%

5 Largest Contributors to Performance – Sectors

Group	Equity Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	3.43%	17.64%	10.04%
Industrials	1.22%	12.39%	10.98%
Health Care	1.13%	10.26%	12.08%
Information Technology	0.82%	22.11%	15.07%
Consumer Discretionary	0.82%	13.68%	10.51%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Equity Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	(0.01)%	11.66%	21.72%
Utilities	0.00%	0.00%	3.58%
Consumer Staples	0.43%	7.22%	9.36%
Telecommunication Services	0.69%	1.94%	3.61%
Materials	0.74%	3.10%	3.07%

Janus Aspen Series June 30, 2007 5

Janus Aspen Growth and Income Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007

General Electric Co. Diversified Operations	3.0%
EMC Corp. Computers - Memory Devices	2.8%
EnCana Corp. (U.S. Shares) Oil Companies - Exploration and Production	2.6%
CVS/Caremark Corp Retail - Drug Store	2.6%
Hess Corp Oil Companies - Integrated	2.3%
13.3%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Emerging markets comprised 10.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

6 Janus Aspen Series June 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007								Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen Growth and Income Portfolio - Institutional Shares	9.21%	15.98%		10.00%		9.18%		0.87%
Janus Aspen Growth and Income Portfolio - Service Shares	9.06%	15.62%		9.76%		8.92%		1.10%
S&P 500® Index	6.96%	20.59%		10.71%		4.91%
Russell 1000® Growth Index	8.13%	19.04%		9.28%		2.04%
Lipper Quartile - Institutional Shares	–	4	th	2	nd	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	–	189/199		72/152		2/82

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Aspen Series June 30, 2007 7

Janus Aspen Growth and Income Portfolio (unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example – Institutional Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/2007)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,092.10	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.06
Expense Example – Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/2007)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,090.60	$5.49
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.31

(1)  Expenses are equal to the annualized expense ratio of 0.81% for Institutional Shares and 1.06% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – May 1, 1998

8 Janus Aspen Series June 30, 2007

Janus Aspen Growth and Income Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 88.0%
Advertising Sales - 1.0%
12,985	Lamar Advertising Co.*	$814,939
Aerospace and Defense - 2.5%
13,485	Boeing Co.	1,296,717
17,780	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	857,174
		2,153,891
Applications Software - 1.1%
12,391	Infosys Technologies, Ltd.	586,944
28,891	Satyam Computer Services, Ltd.	332,020
		918,964
Automotive - Cars and Light Trucks - 0.4%
21,215	Tata Motors, Ltd.	348,977
Building - Residential and Commercial - 1.0%
12,029	Lennar Corp. - Class A	439,780
555	NVR, Inc.*,#	377,261
		817,041
Coal - 1.0%
17,385	Peabody Energy Corp.	841,086
Commercial Banks - 1.0%
23,275	Commerce Bancorp, Inc.#	860,942
Commercial Services - Finance - 0.7%
30,315	Western Union Co.	631,461
Computers - 1.6%
1,605	Apple, Inc.*,**	195,874
41,145	Dell, Inc.*	1,174,690
		1,370,564
Computers - Memory Devices - 2.8%
131,830	EMC Corp.*	2,386,123
Cosmetics and Toiletries - 2.1%
29,722	Procter & Gamble Co.	1,818,689
Dental Supplies and Equipment - 0.9%
30,230	Align Technology, Inc.*,#	730,357
Diversified Operations - 3.5%
67,538	General Electric Co.	2,585,356
252,000	Melco International Development, Ltd.	373,254
		2,958,610
Electronic Components - Semiconductors - 8.1%
117,055	Advanced Micro Devices, Inc.*	1,673,886
27,415	NVIDIA Corp.*,#	1,132,514
1,105	Samsung Electronics Company, Ltd.	675,074
3,929	Samsung Electronics Company, Ltd. (GDR)	1,211,287
80,405	Spansion, Inc. - Class A*	892,496
35,386	Texas Instruments, Inc.	1,331,575
		6,916,832
Energy - Alternate Sources - 0.8%
18,120	Suntech Power Holdings Company, Ltd. (ADR)*	660,836
Entertainment Software - 1.0%
17,900	Electronic Arts, Inc.*	847,028
Finance - Investment Bankers/Brokers - 5.1%
33,262	Citigroup, Inc.	1,706,008
14,250	E*TRADE Financial Corp.*	314,783
30,070	JP Morgan Chase & Co.	1,456,892

Shares/Principal/Contract Amounts		Value
Finance - Investment Bankers/Brokers - (continued)
14,125	UBS A.G. (U.S. Shares)**	$847,641
		4,325,324
Finance - Mortgage Loan Banker - 2.0%
26,065	Fannie Mae	1,702,826
Food - Canned - 0.3%
11,026	TreeHouse Foods, Inc.*	293,402
Forestry - 1.0%
10,340	Weyerhaeuser Co.	816,136
General - 0.3%
31,575	Banktec (144A)oo,§	252,600
Gold Mining - 0.5%
15,450	Barrick Gold Corp. (U.S. Shares)	449,132
Industrial Automation and Robotics - 1.1%
13,730	Rockwell Automation, Inc.#	953,411
Investment Companies - 0.8%
29,573	KKR Private Equity Investors L.P. (U.S. Shares) (144A)*,**	664,735
Investment Management and Advisory Services - 0.4%
12,535	Blackstone Group L.P.*	366,899
Machinery - Construction and Mining - 0.6%
6,560	Caterpillar, Inc.	513,648
Machinery - General Industrial - 0.5%
887,640	Shanghai Electric Group Company, Ltd.	400,428
Medical - Drugs - 4.0%
15,930	Merck & Company, Inc.	793,314
10,130	Roche Holding A.G.**	1,796,996
10,651	Sanofi-Aventis**,#	860,058
		3,450,368
Medical - HMO - 1.2%
18,080	Coventry Health Care, Inc.*	1,042,312
Medical Products - 0.7%
1,855	Nobel Biocare Holding A.G.**	605,701
Multi-Line Insurance - 0.7%
8,210	American International Group, Inc.	574,946
Multimedia - 0.8%
28,495	News Corporation, Inc. - Class B#	653,675
Non-Hazardous Waste Disposal - 0.3%
6,025	Waste Management, Inc.	235,276
Oil - Field Services - 1.2%
28,640	Halliburton Co.	988,080
Oil Companies - Exploration and Production - 3.8%
5,280	Apache Corp.	430,795
36,708	EnCana Corp. (U.S. Shares)	2,255,707
7,675	EOG Resources, Inc.	560,736
		3,247,238
Oil Companies - Integrated - 7.8%
23,210	Exxon Mobil Corp.	1,946,855
33,214	Hess Corp.	1,958,298
15,019	Petro-Canada	800,120
21,731	Suncor Energy, Inc.	1,957,576
		6,662,849
Oil Refining and Marketing - 1.5%
17,085	Valero Energy Corp.	1,261,898

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 9

Janus Aspen Growth and Income Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares/Principal/Contract Amounts		Value
Optical Supplies - 0.3%
2,210	Alcon, Inc. (U.S. Shares)**	$298,151
Pharmacy Services - 1.4%
23,020	Express Scripts, Inc. - Class A*	1,151,230
Radio - 0.2%
19,975	XM Satellite Radio Holdings, Inc. - Class A*,#	235,106
Retail - Apparel and Shoe - 1.2%
19,295	Nordstrom, Inc.	986,360
Retail - Consumer Electronics - 0.9%
16,757	Best Buy Company, Inc.	782,049
Retail - Drug Store - 2.6%
60,150	CVS/Caremark Corp.	2,192,468
Retail - Jewelry - 1.3%
20,090	Tiffany & Co.#	1,065,975
Retail - Major Department Stores - 0.4%
5,475	J.C. Penney Company, Inc.	396,281
Retail - Pet Food and Supplies - 1.0%
25,240	PETsMART, Inc.#	819,038
Shipbuilding - 1.4%
21,410	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	1,210,846
Steel - Producers - 1.8%
102,544	Tata Steel, Ltd.	1,504,191
Super-Regional Banks - 1.2%
32,265	U.S. Bancorp	1,063,132
Telecommunication Equipment - Fiber Optics - 0.4%
14,540	Corning, Inc.*	371,497
Telecommunication Services - 1.7%
70,044	Bharti Tele-Ventures, Ltd.*	1,437,636
Television - 1.7%
110,131	British Sky Broadcasting Group PLC	1,411,470
Therapeutics - 0%
545	Amylin Pharmaceuticals, Inc.*,#	22,432
Tobacco - 0.7%
8,805	Altria Group, Inc.	617,583
Toys - 1.2%
38,930	Marvel Entertainment, Inc.*	991,936
Transportation - Services - 0.7%
8,380	United Parcel Service, Inc. - Class B	611,740
Web Portals/Internet Service Providers - 2.0%
63,875	Yahoo!, Inc.*	1,732,929
Wireless Equipment - 1.8%
5,480	American Tower Corp. - Class A*,#	230,160
32,380	Nokia Oyj (ADR)**	910,201
9,150	QUALCOMM, Inc.	397,019
		1,537,380
Total Common Stock (cost $59,110,522)		74,976,654
Equity-Linked Structured Notes - 8.7%
Finance - Investment Bankers/Brokers - 6.4%
6,886	Goldman Sachs Group, Inc., convertible, (EOG Resources, Inc., Nordstrom, Inc., Rockwell Automation, Inc.), 30.20%ß	655,451

Shares/Principal/Contract Amounts		Value
Finance - Investment Bankers/Brokers - (continued)
690,000	Lehman Brothers Holdings, Inc., convertible, (Advanced Micro Devices, Inc., Archer-Daniels-Midland Co., Valero Energy Corp.), 36.01% (144A)§	$635,559
710,000	Lehman Brothers Holdings, convertible, (Archer Daniels Midland, Best Buy, Corp., Suntech Power Holdings), 37.06% (144A)§	657,318
11,916	Merrill Lynch & Company, Inc., convertible, (Celgene Corp.), 6.97% (144A)§	678,140
15,805	Merrill Lynch & Company, Inc., convertible, (Peabody Energy Corp.), 10.50% (144A)§	724,026
19,249	Morgan Stanley Co., convertible, (Archer- Daniels-Midland Co.), 8.07% (144A)§	634,832
1,371	Morgan Stanley Co., convertible, (Google, Inc. - Class A), 7.15% (144A)§	709,246
771	Morgan Stanley Co., convertible, (Melco PBL Entertainment, Ltd., Suntech Power Holdings Co., Ltd., Spansion, Inc.), 46.5% (144A)§	740,838
		5,435,410
Special Purpose Entity - 2.3%
30,101	Allegro Investment Corporation S.A., convertible, (Corning, Inc.), 10.40% (144A)**,§	736,451
7,834	Allegro Investment Corporation S.A., convertible, (Suncor Energy, Inc. (U.S. Shares)), 8.40% (144A)**,§	646,805
692,419	Natixis Financial Products, Inc., convertible, (Amylin Pharmaceuticals, Inc.), (U.S. Shares)), 8.40%ß	641,955
		2,025,211
Total Equity-Linked Structured Notes (cost $7,480,406)		7,460,621
Preferred Stock - 0.6%
Metal - Diversified - 0.6%
3,930	Freeport-McMoRan Copper & Gold, Inc., convertible, 6.75% (cost $393,000)	505,005
Purchased Options - Calls - 0.8%
158	Conoco Phillips, expires January 2009 exercise price $70.00	251,220
253	CVS Caremark Corp, expires January 2010 exercise price $35.00	204,930
400	Oracle Corp., expires July 2007 exercise price $20.00	12,000
116	Procter & Gamble Co., expires January 2008 exercise price $70.00	7,192
122	Procter & Gamble Co., expires January 2009 exercise price $65.00	61,000
150	Texas Instruments Inc., expires January 2010 exercise price $35.00	139,177
Total Purchased Options - Calls (premiums paid $650,355)		675,519
Money Markets - 0.4%
32,755	Janus Institutional Cash Management Fund - Institutional Shares, 5.34%	32,755
293,166	Janus Institutional Money Market Fund - Institutional Shares, 5.28%	293,166
Total Money Markets (cost $325,921)		325,921

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Shares/Principal/Contract Amounts		Value
Other Securities - 5.9%
5,057,653	State Street Navigator Securities Lending Prime Portfolio† (cost $5,057,653)	$5,057,653
Total Investments (total cost $73,017,857) — 104.4%		89,001,373
Liabilities, net of Cash, Receivables and Other Assets — (4.4)%		(3,741,548)
Net Assets – 100%		$85,259,825

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Brazil	$857,174	1.0%
Canada	5,462,535	6.1%
Cayman Islands	660,836	0.7%
China	400,428	0.5%
Finland	910,201	1.0%
France	860,058	1.0%
Hong Kong	373,254	0.4%
India	4,209,768	4.7%
Luxembourg	1,383,256	1.6%
Netherlands	664,735	0.7%
South Korea	3,097,207	3.5%
Switzerland	3,548,489	4.0%
United Kingdom	1,411,470	1.6%
United States††	65,161,962	73.2%
Total	$89,001,373	100.0%

††Includes Short-Term Securities and Other Securities (67.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
Euro 10/17/07	85,000	$115,432	$(2,241)
Euro 11/29/07	435,000	591,395	(1,609)
Swiss Franc 8/15/07	390,000	320,536	1,249
Swiss Franc 11/29/07	505,000	418,113	1,574
Total		$1,445,476	$(1,027)

Value
Schedule of Written Options - Calls
Apple, Inc. expires July 2007 15 contracts exercise price $135.00	$(1,575)
Total Written Options - Calls (Premiums received $1,546)	$(1,575)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 11

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Growth and Income Portfolio
Assets:
Investments at cost(1)	$73,018
Investments at value(1)	$89,001
Cash	12
Cash denominated in foreign currency (cost $4)	4
Receivables:
Investments sold	50
Portfolio shares sold	1,714
Dividends	228
Interest	7
Other assets	–
Forward currency contracts	3
Total Assets	91,019
Liabilities:
Payables:
Options written, at value (premiums received of $2)	2
Collateral for securities loaned (Note 1)	5,058
Investments purchased	493
Portfolio shares repurchased	113
Dividends	–
Advisory fees	43
Transfer agent fees and expenses	1
Distribution fees - Service Shares	8
Legal fees	3
Non-interested Trustees' fees and expenses	5
Foreign tax liability	4
Accrued expenses	25
Forward currency contracts	4
Total Liabilities	5,759
Net Assets	$85,260
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$117,544
Undistributed net investment income/(loss)*	130
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(48,393)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations(2)	15,979
Total Net Assets	$85,260
Net Assets - Institutional Shares	$48,948
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,430
Net Asset Value Per Share	$20.14
Net Assets - Service Shares	$36,312
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,792
Net Asset Value Per Share	$20.26

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $4,926,112 of securities loaned (Note 1).

(2)  Net of foreign taxes on investments of $3,760.

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Growth and Income Portfolio
Investment Income:
Securities lending income	$11
Dividends	1,312
Dividends from affiliates	36
Foreign tax withheld	(25)
Total Investment Income	1,334
Expenses:
Advisory fees	253
Transfer agent expenses	2
Registration fees	10
Custodian fees	14
Professional fees	7
Non-interested Trustees' fees and expenses	8
Distribution fees - Service Shares	44
Printing expenses	19
Other expenses	17
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	374
Expense and Fee Offset	–
Net Expenses	374
Net Investment Income/(Loss)	960
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	4,878
Net realized gain/(loss) from options contracts	10
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations(1)	1,331
Payment from affiliate (Note 2)	–
Net Gain/(Loss) on Investments	6,219
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,179

(1)  Net of foreign taxes on investments of $3,760.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 13

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen Growth and Income Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$960	$1,616
Net realized gain/(loss) from investment and foreign currency transactions	4,878	11,449
Net realized gain/(loss) from options contracts	10	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	1,331	(5,690)
Payment from affiliate (Note 2)	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,179	7,375
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(582)	(757)
Service Shares	(411)	(513)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(993)	(1,270)
Capital Share Transactions:
Shares sold
Institutional Shares	7,262	18,074
Service Shares	3,565	4,815
Reinvested dividends and distributions
Institutional Shares	582	757
Service Shares	411	513
Shares repurchased
Institutional Shares	(9,036)	(12,946)
Service Shares	(7,472)	(27,253)
Net Increase/(Decrease) from Capital Share Transactions	(4,688)	(16,040)
Net Increase/(Decrease) in Net Assets	1,498	(9,935)
Net Assets:
Beginning of period	83,762	93,697
End of period	$85,260	$83,762
Undistributed net investment income/(loss)*	$130	$163

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
14 Janus Aspen Series June 30, 2007

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each fiscal year ended December 31	Janus Aspen Growth and Income Portfolio
	2007	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$18.67	$17.57		$15.70	$14.11	$11.56	$14.87
Income from Investment Operations:
Net investment income/(loss)	.24	.29		.10	.09	.15	.12
Net gain/(loss) on securities (both realized and unrealized)	1.48	1.13		1.88	1.60	2.53	(3.32)
Total from Investment Operations	1.72	1.42		1.98	1.69	2.68	(3.20)
Less Distributions and Other:
Dividends (from net investment income)*	(.25)	(.32)		(.11)	(.10)	(.13)	(.11)
Distributions (from capital gains)*	–	–		–	–	–	–
Payment from affiliate	–	–	(1)	–	–	–	–
Total Distributions and Other	(.25)	(.32)		(.11)	(.10)	(.13)	(.11)
Net Asset Value, End of Period	$20.14	$18.67		$17.57	$15.70	$14.11	$11.56
Total Return**	9.21%	8.12	%(2)	12.62%	11.97%	23.34%	(21.54)%
Net Assets, End of Period (in thousands)	$48,948	$46,586		$38,146	$27,784	$26,816	$55,271
Average Net Assets for the Period (in thousands)	$46,764	$43,210		$31,257	$25,658	$29,902	$72,550
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.81%	0.86%		0.74%	0.77%	0.83%	0.76%
Ratio of Net Expenses to Average Net Assets***(4)	0.81%	0.86%		0.74%	0.77%	0.83%	0.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.46%	1.97%		0.62%	0.63%	0.85%	0.81%
Portfolio Turnover Rate***	61%	58%		37%	48%	43%	54%

Service Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each fiscal year ended December 31	Janus Aspen Growth and Income Portfolio
	2007	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$18.79	$17.66	$15.77		$14.22	$11.56	$14.87
Income from Investment Operations:
Net investment income/(loss)	.23	.31	.07		.06	.06	.08
Net gain/(loss) on securities (both realized and unrealized)	1.47	1.06	1.87		1.55	2.66	(3.31)
Total from Investment Operations	1.70	1.37	1.94		1.61	2.72	(3.23)
Less Distributions and Other:
Dividends (from net investment income)*	(.23)	(.24)	(.06)		(.06)	(.06)	(.08)
Distributions (from capital gains)*	–	–	–		–	–	–
Payment from affiliate	–	–	.01		–	–	–
Total Distributions and Other	(.23)	(.24)	(.05)		(.06)	(.06)	(.08)
Net Asset Value, End of Period	$20.26	$18.79	$17.66		$15.77	$14.22	$11.56
Total Return**	9.06%	7.83%	12.40	%(5)	11.32%	23.60%	(21.77)%
Net Assets, End of Period (in thousands)	$36,312	$37,176	$55,551		$55,596	$62,223	$62,087
Average Net Assets for the Period (in thousands)	$35,609	$44,953	$53,705		$56,017	$61,252	$78,089
Ratio of Gross Expenses to Average Net Assets***(3)(4)	1.06%	1.09%	0.99%		1.02%	1.10%	1.01%
Ratio of Net Expenses to Average Net Assets***(4)	1.06%	1.09%	0.99%		1.02%	1.10%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.21%	1.70%	0.37%		0.36%	0.44%	0.57%
Portfolio Turnover Rate***	61%	58%	37%		48%	43%	54%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.05%.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 15

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ß  Security is Illiquid.

  #  Loaned security; a portion or all of the security is on loan at June 30, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

  ºº  Schedule of Fair Valued Securities (as of June 30, 2007)

Janus Aspen Growth and Income Portfolio	Value	Value as a % of Net Assets
Banktec (144A)	$252,600	0.3%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

  §  Schedule of Restricted and Illiquid Securities (as of June 30, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen Growth and Income Portfolio
Allegro Investment Corporation S.A., convertible, (Corning, Inc.), 10.40% (144A)	2/6/07	$668,543	$736,451	0.9%
Allegro Investment Corporation S.A., convertible, (Suncor Energy, Inc. (U.S. Shares)), 8.40% (144A)	2/21/07	575,251	646,805	0.8%
Banktec (144A)ºº	6/20/07	252,600	252,600	0.3%
Lehman Brothers Holdings, Inc. convertible, (Advanced Micro Devices, Inc., Archer- Daniels-Midland Co., Valero Energy Corp.), 36.01% (144A)	2/20/07	690,000	635,559	0.7%
Lehman Brothers Holdings convertible, (Archer Daniels Midland, Best Buy, Corp., Suntech Power Holdings), 37.06% (144A)	5/10/07	710,000	657,318	0.8%
Merrill Lynch & Company, Inc. convertible, (Celgene Corp.), 6.97% (144A)	2/26/07	674,088	678,140	0.8%
Merrill Lynch & Company, Inc. convertible, (Peabody Energy Corp.), 10.50% (144A)	2/26/07	674,083	724,026	0.8%
Morgan Stanley Co. convertible, (Archer-Daniels-Midland Co.), 8.07% (144A)	2/14/07	667,694	634,832	0.7%
Morgan Stanley Co. convertible, (Google, Inc. - Class A), 7.15% (144A)	2/1/07	668,727	709,246	0.8%
Morgan Stanley Co. convertible, (Melco PBL Entertainment, Ltd., Suntech Power Holdings Co., Ltd., Spansion, Inc.), 46.5% (144A)	6/7/07	771,000	740,838	0.9%
		$6,351,986	$6,415,815	7.5%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2007 are noted below.

Portfolio	Aggregate Value
Janus Aspen Growth and Income Portfolio	$6,882,605

16 Janus Aspen Series June 30, 2007

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Growth and Income Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2007
Janus Aspen Growth and Income Portfolio	$4,926,112

As of June 30, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2007
Janus Aspen Growth and Income Portfolio	$5,057,653

As of June 30, 2007, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession

18 Janus Aspen Series June 30, 2007

of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported in "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Portfolio recognized realized gains of $10,336 from written options during the six-month period ended June 30, 2007.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2007, was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Aspen Growth and Income Portfolio
Options outstanding at December 31, 2006	–	–
Options written	160	$14,370
Options expired	(110)	(4,102)
Options closed	(35)	(8,722)
Options exercised	–	–
Options outstanding, at June 30, 2007	15	1,546
Put Options	Number of Contracts	Premiums Received
Janus Aspen Growth and Income Portfolio
Options outstanding at December 31, 2006	116	$16,824
Options written	–	–
Options expired	–	–
Options closed	(116)	(16,824)
Options exercised	–	–
Options outstanding, at June 30, 2007	–	–

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" (uncovered) short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of June 30, 2007, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A

20 Janus Aspen Series June 30, 2007

calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.62%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $72 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

During the fiscal year ended December 31, 2006, Janus Capital reimbursed the Portfolio $1 for Institutional Shares as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Janus Aspen Series June 30, 2007 21

Notes to Financial Statements (unaudited) (continued)

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen Growth and Income Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$2,358,749	$2,325,994	$6,143	$32,755
Janus Institutional Cash Reserves Fund	662,684	722,684	1,467	–
Janus Institutional Money Market Fund – Institutional Shares	14,060,888	13,767,722	14,265	293,166
Janus Money Market Fund – Institutional Shares	6,598,068	8,616,752	14,249	–
	$23,680,389	$25,433,152	$36,124	$325,921

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007. are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Growth and Income Portfolio	$73,165,188	$17,623,654	$(1,787,469)	$15,836,185

Net capital loss carryovers as of December 31, 2006 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2006

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Growth and Income Portfolio(1)	$(1,032,784)	$(5,793,408)	$(30,545,851)	$(15,741,304)	$(53,113,347)

(1) Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Growth and Income Portfolio	$11,137,340

22 Janus Aspen Series June 30, 2007

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen Growth and Income Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	374	994
Reinvested dividends and distributions	29	42
Shares repurchased	(468)	(712)
Net Increase/(Decrease) in Portfolio Shares	(65)	324
Shares Outstanding, Beginning of Period	2,495	2,171
Shares Outstanding, End of Period	2,430	2,495
Transactions in Portfolio Shares – Service Shares
Shares sold	176	261
Reinvested dividends and distributions	20	28
Shares repurchased	(383)	(1,456)
Net Increase/(Decrease) in Portfolio Shares	(187)	(1,167)
Shares Outstanding, Beginning of Period	1,979	3,146
Shares Outstanding, End of Period	1,792	1,979

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities excluding short-term securities and options) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Growth and Income Portfolio	$24,081,521	$27,962,608	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially

Janus Aspen Series June 30, 2007 23

Notes to Financial Statements (unaudited) (continued)

named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

24 Janus Aspen Series June 30, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series June 30, 2007 25

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written option contracts follows the Portfolio's Schedule of Investments (if applicable). Written option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

26 Janus Aspen Series June 30, 2007

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total

Janus Aspen Series June 30, 2007 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-887  109-24-712 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen INTECH Risk-Managed Core Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Additional Information	22

Explanations of Charts, Tables and Financial Statements	23

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen INTECH Risk-Managed Core Portfolio
(unaudited)

Portfolio Snapshot

This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH

Performance Overview

For the six months ended June 30, 2007, Janus Aspen INTECH Risk-Managed Core Portfolio returned 4.51% for its Service Shares. This compares to a 6.96% gain by the S&P 500® Index, the Portfolio's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Portfolio's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Portfolio in an attempt to keep the Portfolio more efficient than the Index, without increasing relative risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Portfolio.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Portfolio may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year term. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Aspen INTECH Risk-Managed Core Portfolio.

2 Janus Aspen Series June 30, 2007

(unaudited)

Janus Aspen INTECH Risk-Managed Core Portfolio At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007

AT&T, Inc. Telephone - Integrated	4.0%
Merck & Company, Inc. Medical - Drugs	2.0%
Lockheed Martin Corp. Aerospace and Defense	1.6%
Loews Corp. Multi-Line Insurance	1.5%
FPL Group, Inc. Electric - Integrated	1.4%
10.5%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

Janus Aspen Series June 30, 2007 3

Janus Aspen INTECH Risk-Managed Core Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007						Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen INTECH Risk-Managed Core Portfolio - Service Shares	4.51%	14.05%		15.18%		1.86%	1.45	%(a)
S&P 500® Index	6.96%	20.59%		13.90%
Lipper Quartile - Service Shares	—	4	th	2	nd
Lipper Ranking - Service Shares based on total returns for Variable Annuity Multi-Cap Core Funds	—	206/213		61/132

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a)For Service Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.
The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts upward or downward based on the Portfolio's performance relative to an approved benchmark index over a performance measurement period.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

4 Janus Aspen Series June 30, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

Expense Example – Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/2007)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,045.10	$7.35
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

(1) Expenses are equal to the annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

January 31, 2003, is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments for index definitions.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 2, 2003

Janus Aspen Series June 30, 2007 5

Janus INTECH Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Common Stock - 98.5%
Advertising Agencies - 0.8%
4,000	Interpublic Group of Companies, Inc.*	$45,600
1,600	Omnicom Group, Inc.	84,672
		130,272
Aerospace and Defense - 3.5%
900	Boeing Co.	86,544
1,700	General Dynamics Corp.	132,974
2,700	Lockheed Martin Corp.	254,151
1,600	Raytheon Co.	86,224
200	Rockwell Collins, Inc.	14,128
		574,021
Aerospace and Defense - Equipment - 0.1%
200	B.F. Goodrich Co.	11,912
Agricultural Chemicals - 0.2%
600	Monsanto Co.	40,524
Agricultural Operations - 0.1%
700	Archer-Daniels-Midland Co.	23,163
Apparel Manufacturers - 1.5%
1,900	Coach, Inc.*	90,041
600	Polo Ralph Lauren Corp.	58,866
1,100	VF Corp.	100,738
		249,645
Applications Software - 0.5%
1,200	Compuware Corp.*	14,232
500	Intuit, Inc.*	15,040
1,800	Microsoft Corp.	53,046
		82,318
Athletic Footwear - 0.4%
1,200	NIKE, Inc. - Class B	69,948
Audio and Video Products - 0.2%
300	Harman International Industries, Inc.	35,040
Automotive - Cars and Light Trucks - 0.5%
2,300	General Motors Corp.	86,940
Automotive - Medium and Heavy Duty Trucks - 0.9%
1,700	PACCAR, Inc.	147,968
Automotive - Truck Parts and Equipment - Original - 0.5%
700	Johnson Controls, Inc.	81,039
Beverages - Non-Alcoholic - 0.7%
200	Coca-Cola Co.	10,462
1,700	PepsiCo, Inc.	110,245
		120,707
Brewery - 0.4%
200	Anheuser-Busch Companies, Inc.	10,432
600	Molson Coors Brewing Co. - Class B	55,476
		65,908
Broadcast Services and Programming - 0.3%
1,200	Clear Channel Communications, Inc.	45,384
Building Products - Air and Heating - 0%
100	American Standard Companies, Inc.	5,898
Cable Television - 2.5%
7,400	Comcast Corp. - Class A*	208,088
8,700	DIRECTV Group, Inc.*	201,057
		409,145

Shares or Principal Amount		Value
Casino Hotels - 0.1%
200	Harrah's Entertainment, Inc.	$17,052
Casino Services - 0.6%
2,500	International Game Technology	99,250
Chemicals - Diversified - 0%
100	Dow Chemical Co.	4,422
Chemicals - Specialty - 0.8%
100	Ashland, Inc.	6,395
1,100	Ecolab, Inc.	46,970
800	Hercules, Inc.*	15,720
1,000	International Flavors & Fragrances, Inc.	52,140
400	Sigma-Aldrich Corp.	17,068
		138,293
Coatings and Paint Products - 0.5%
1,200	Sherwin-Williams Co.	79,764
Commercial Banks - 0.6%
100	BB&T Corp.	4,068
1,200	Compass Bancshares, Inc.	82,776
100	Synovus Financial Corp.	3,070
		89,914
Commercial Services - 0.3%
1,800	Convergys Corp.*	43,632
Computer Services - 0.3%
700	Cognizant Technology Solutions Corp.*	52,563
Computers - 2.0%
900	Apple, Inc.*	109,836
3,900	Hewlett-Packard Co.	174,018
400	IBM Corp.	42,100
		325,954
Computers - Integrated Systems - 0.1%
400	NCR Corp.*	21,016
Computers - Memory Devices - 0.1%
600	EMC Corp.*	10,860
200	Network Appliance, Inc.*	5,840
		16,700
Computers - Peripheral Equipment - 0.2%
600	Lexmark International Group, Inc. - Class A*	29,586
Consumer Products - Miscellaneous - 0.2%
500	Kimberly-Clark Corp.	33,445
Containers - Metal and Glass - 0.2%
500	Ball Corp.	26,585
Containers - Paper and Plastic - 0.3%
1,600	Pactiv Corp.*	51,024
100	Sealed Air Corp.	3,102
		54,126
Cosmetics and Toiletries - 2.9%
700	Avon Products, Inc.	25,725
3,200	Colgate-Palmolive Co.	207,520
200	Estee Lauder Companies, Inc. - Class A	9,102
3,727	Procter & Gamble Co.	228,055
		470,402
Cruise Lines - 0.1%
300	Carnival Corp. (U.S. Shares)	14,631

See Notes to Schedule of Investments and Financial Statements.
6 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Data Processing and Management - 0.4%
100	Automatic Data Processing, Inc.	$4,847
400	Fidelity National Information Services, Inc.	21,712
700	First Data Corp.	22,869
200	Fiserv, Inc.*	11,360
		60,788
Disposable Medical Products - 0.2%
300	C.R. Bard, Inc.	24,789
Diversified Operations - 0.6%
2,100	General Electric Co.	80,388
300	Honeywell International, Inc.	16,884
		97,272
E-Commerce/Products - 0.4%
1,000	Amazon.com, Inc.*	68,410
E-Commerce/Services - 0.5%
2,300	IAC/InterActiveCorp*	79,603
Electric - Generation - 0.7%
5,500	AES Corp.*	120,340
Electric - Integrated - 11.0%
2,000	Allegheny Energy, Inc.*	103,480
3,200	American Electric Power Company, Inc.	144,128
4,000	CenterPoint Energy, Inc.	69,600
2,700	CMS Energy Corp.	46,440
500	Consolidated Edison, Inc.	22,560
1,700	Constellation Energy Group, Inc.	148,189
200	Dominion Resources, Inc.	17,262
600	DTE Energy Co.	28,932
300	Duke Energy Corp.	5,490
900	Edison International	50,508
1,900	Entergy Corp.	203,965
800	Exelon Corp.	58,080
2,800	FirstEnergy Corp.	181,244
4,100	FPL Group, Inc.	232,633
112	Integrys Energy Group, Inc.	5,682
2,700	PG&E Corp.	122,310
1,300	Pinnacle West Capital Corp.	51,805
1,800	PPL Corp.	84,222
200	Progress Energy, Inc.	9,118
200	Public Service Enterprise Group, Inc.	17,556
700	Southern Co.	24,003
300	TECO Energy, Inc.	5,154
1,000	TXU Corp.	67,300
5,200	Xcel Energy, Inc.	106,444
		1,806,105
Electronic Components - Semiconductors - 0.3%
200	MEMC Electronic Materials, Inc.*	12,224
1,000	NVIDIA Corp.*	41,310
		53,534
Electronic Forms - 0.2%
600	Adobe Systems, Inc.*	24,090
Engines - Internal Combustion - 0.3%
500	Cummins, Inc.	50,605
Enterprise Software/Services - 1.5%
2,500	BMC Software, Inc.*	75,750
8,376	Oracle Corp.*	165,091
		240,841

Shares or Principal Amount		Value
Fiduciary Banks - 0.4%
200	Bank of New York Company, Inc.	$8,288
1,300	Mellon Financial Corp.	57,200
100	Northern Trust Corp.	6,424
		71,912
Filtration and Separations Products - 0.3%
900	Pall Corp.	41,391
Finance - Investment Bankers/Brokers - 2.4%
100	Bear Stearns Companies, Inc.	14,000
1,000	Citigroup, Inc.	51,290
800	Goldman Sachs Group, Inc.	173,400
1,100	JP Morgan Chase & Co.	53,295
400	Merrill Lynch & Company, Inc.	33,432
800	Morgan Stanley Co.	67,104
		392,521
Finance - Other Services - 0.3%
100	Chicago Mercantile Exchange Holdings, Inc.	53,436
Financial Guarantee Insurance - 0.1%
100	Ambac Financial Group, Inc.	8,719
100	MBIA, Inc.	6,222
		14,941
Food - Confectionary - 0.3%
900	Wm. Wrigley Jr. Co.	49,779
Food - Dairy Products - 0.2%
900	Dean Foods Co.*	28,683
Food - Diversified - 2.5%
1,400	Campbell Soup Co.	54,334
3,300	ConAgra Foods, Inc.	88,638
1,600	General Mills, Inc.	93,472
2,300	H.J. Heinz Co.	109,181
500	Kellogg Co.	25,895
107	Kraft Foods, Inc. - Class A	3,772
800	McCormick & Company, Inc.	30,544
		405,836
Food - Meat Products - 0.3%
2,400	Tyson Foods, Inc. - Class A	55,296
Food - Retail - 2.1%
5,500	Kroger Co.	154,715
5,600	Safeway, Inc.	190,568
		345,283
Food - Wholesale/Distribution - 0.6%
1,800	Supervalu, Inc.	83,376
400	Sysco Corp.	13,196
		96,572
Forestry - 0.2%
400	Weyerhaeuser Co.	31,572
Gas - Distribution - 0.7%
400	KeySpan Corp.	16,792
400	Nicor, Inc.	17,168
300	NiSource, Inc.	6,213
1,200	Sempra Energy Co.	71,076
		111,249
Home Decoration Products - 0.3%
1,500	Newell Rubbermaid, Inc.	44,145

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 7

Janus INTECH Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Hotels and Motels - 0.7%
1,700	Hilton Hotels Corp.	$56,899
1,200	Marriott International, Inc. - Class A	51,888
		108,787
Independent Power Producer - 0.2%
2,700	Dynegy, Inc.*	25,488
Instruments - Scientific - 1.4%
600	Applera Corp. - Applied Biosystems Group	18,324
200	PerkinElmer, Inc.	5,212
3,100	Thermo Electron Corp.*	160,332
700	Waters Corp.*	41,552
		225,420
Internet Security - 0.2%
1,500	Symantec Corp.*	30,300
100	VeriSign, Inc.*	3,173
		33,473
Investment Management and Advisory Services - 0.7%
600	Ameriprise Financial, Inc.	38,142
500	Franklin Resources, Inc.	66,235
200	T. Rowe Price Group, Inc.	10,378
		114,755
Life and Health Insurance - 1.6%
1,800	CIGNA Corp.	93,996
658	Lincoln National Corp.	46,685
700	Principal Financial Group, Inc.	40,803
100	Prudential Financial, Inc.	9,723
200	Torchmark Corp.	13,400
1,900	UnumProvident Corp.	49,609
		254,216
Machinery - Construction and Mining - 0.4%
900	Terex Corp.*	73,170
Machinery - Farm - 0.2%
300	Deere & Co.	36,222
Medical - Biomedical and Genetic - 0.6%
1,800	Celgene Corp.*	103,194
Medical - Drugs - 4.0%
1,200	Abbott Laboratories	64,260
1,200	Allergan, Inc.	69,168
200	Bristol-Myers Squibb Co.	6,312
1,700	Forest Laboratories, Inc.*	77,605
200	King Pharmaceuticals, Inc.*	4,092
6,600	Merck & Company, Inc.	328,680
3,000	Schering-Plough Corp.	91,320
200	Wyeth	11,468
		652,905
Medical - Generic Drugs - 0%
200	Watson Pharmaceuticals, Inc.*	6,506
Medical - HMO - 0.5%
400	Aetna, Inc.	19,760
900	Humana, Inc.*	54,819
100	UnitedHealth Group, Inc.	5,114
		79,693
Medical - Nursing Homes - 0.3%
800	Manor Care, Inc.	52,232
Medical - Wholesale Drug Distributors - 0.2%
600	AmerisourceBergen Corp.	29,682

Shares or Principal Amount		Value
Medical Instruments - 0%
100	St. Jude Medical, Inc.*	$4,149
Medical Labs and Testing Services - 0.6%
1,200	Laboratory Corporation of America Holdings*	93,912
Medical Products - 2.7%
2,600	Baxter International, Inc.	146,484
400	Becton, Dickinson and Co.	29,800
1,000	Biomet, Inc.	45,720
800	Johnson & Johnson	49,296
1,700	Stryker Corp.	107,253
800	Zimmer Holdings, Inc.*	67,912
		446,465
Metal - Diversified - 0.3%
572	Freeport-McMoRan Copper & Gold, Inc. - Class B	47,373
Metal Processors and Fabricators - 0.3%
400	Precision Castparts Corp.	48,544
Motorcycle and Motor Scooter Manufacturing - 0.7%
1,900	Harley-Davidson, Inc.	113,259
Multi-Line Insurance - 2.0%
200	Allstate Corp.	12,302
200	American International Group, Inc.	14,006
100	Assurant, Inc.	5,892
4,800	Loews Corp.	244,704
700	MetLife, Inc.	45,136
		322,040
Multimedia - 2.5%
1,100	McGraw-Hill Companies, Inc.	74,888
200	Meredith Corp.	12,320
8,700	News Corporation, Inc. - Class A	184,527
2,200	Time Warner, Inc.	46,288
2,800	Walt Disney Co.	95,592
		413,615
Networking Products - 1.0%
5,000	Cisco Systems, Inc.*	139,250
1,100	Juniper Networks, Inc.*	27,687
		166,937
Office Automation and Equipment - 0%
200	Xerox Corp.*	3,696
Oil Companies - Exploration and Production - 0.2%
100	Devon Energy Corp.	7,829
300	XTO Energy, Inc.	18,030
		25,859
Oil Companies - Integrated - 2.0%
665	Chevron Corp.	56,020
2,400	Exxon Mobil Corp.	201,312
1,240	Marathon Oil Corp.	74,350
		331,682
Oil Field Machinery and Equipment - 0.1%
200	National-Oilwell Varco, Inc.*	20,848
Optical Supplies - 0.1%
300	Bausch & Lomb, Inc.	20,832
Paper and Related Products - 0.3%
700	Temple-Inland, Inc.	43,071
Pharmacy Services - 0.4%
817	Medco Health Solutions, Inc.*	63,718

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Pipelines - 0.1%
100	Questar Corp.	$5,285
150	Spectra Energy Corp.	3,894
300	Williams Companies, Inc.	9,486
		18,665
Printing - Commercial - 0.1%
500	R.R. Donnelley & Sons Co.	21,755
Property and Casualty Insurance - 0.5%
100	Chubb Corp.	5,414
600	SAFECO Corp.	37,356
800	Travelers Companies, Inc.	42,800
		85,570
Publishing - Newspapers - 0.1%
200	Dow Jones & Company, Inc.	11,490
Quarrying - 0.3%
400	Vulcan Materials Co.	45,816
Radio - 0%
245	Citadel Broadcasting Corp.	1,580
Real Estate Management/Services - 0.2%
700	CB Richard Ellis Group, Inc.*	25,550
REIT - Apartments - 0.9%
1,000	Apartment Investment & Management Co. - Class A	50,420
800	Archstone-Smith Trust, Inc.	47,288
100	Avalonbay Communities, Inc.	11,888
900	Equity Residential Properties Trust	41,067
		150,663
REIT - Diversified - 0.9%
1,300	Vornado Realty Trust	142,792
REIT - Hotels - 0.1%
700	Host Marriott Corp.	16,184
REIT - Office Property - 0.9%
1,500	Boston Properties, Inc.	153,195
REIT - Regional Malls - 0.2%
400	Simon Property Group, Inc.	37,216
REIT - Shopping Centers - 0.5%
100	Developers Diversified Realty Corp.	5,271
1,900	Kimco Realty Corp.	72,333
		77,604
REIT - Storage - 0.2%
400	Public Storage	30,728
REIT - Warehouse and Industrial - 0.1%
300	ProLogis	17,070
Retail - Apparel and Shoe - 0.4%
300	Abercrombie & Fitch Co. - Class A	21,894
200	Limited, Inc.	5,490
900	Nordstrom, Inc.	46,008
		73,392
Retail - Auto Parts - 0.4%
500	AutoZone, Inc.*	68,310
Retail - Consumer Electronics - 0.3%
1,500	RadioShack Corp.	49,710

Shares or Principal Amount		Value
Retail - Discount - 0.8%
1,500	Big Lots, Inc.*	$44,130
2,200	Dollar General Corp.	48,224
200	Family Dollar Stores, Inc.	6,864
100	Target Corp.	6,360
1,100	TJX Companies, Inc.	30,250
		135,828
Retail - Drug Store - 0%
202	CVS/Caremark Corp.	7,363
Retail - Jewelry - 0.3%
800	Tiffany & Co.	42,448
Retail - Major Department Stores - 1.3%
1,800	J.C. Penney Company, Inc.	130,284
500	Sears Holdings Corp.*	84,750
		215,034
Retail - Office Supplies - 0.2%
100	Office Depot, Inc.*	3,030
600	OfficeMax, Inc.	23,580
		26,610
Retail - Regional Department Stores - 1.3%
300	Dillard's, Inc. - Class A	10,779
2,900	Kohl's Corp.*	205,987
4	Macy's, Inc.	159
		216,925
Retail - Restaurants - 1.0%
2,900	McDonald's Corp.	147,204
500	Wendy's International, Inc.	18,375
200	Yum! Brands, Inc.	6,544
		172,123
Rubber - Tires - 0.5%
2,200	Goodyear Tire & Rubber Co.*	76,472
Savings/Loan/Thrifts - 0.1%
600	Sovereign Bancorp, Inc.	12,684
Semiconductor Equipment - 0.2%
100	KLA-Tencor Corp.	5,495
1,000	Novellus Systems, Inc.*	28,370
		33,865
Steel - Producers - 0.7%
1,300	Nucor Corp.	76,245
300	United States Steel Corp.	32,625
		108,870
Steel - Specialty - 0.8%
1,200	Allegheny Technologies, Inc.	125,856
Super-Regional Banks - 1.6%
3,476	Bank of America Corp.	169,942
400	PNC Bank Corp.	28,632
100	SunTrust Banks, Inc.	8,574
1,200	U.S. Bancorp	39,540
600	Wells Fargo & Co.	21,102
		267,790
Telecommunication Equipment - 0.1%
1,100	Avaya, Inc.*	18,524
Telecommunication Services - 0.4%
1,000	Embarq Corp.	63,370

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 9

Janus INTECH Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Telephone - Integrated - 5.3%
15,772	AT&T, Inc.	$654,538
1,300	CenturyTel, Inc.	63,765
1,300	Citizens Communications Co.	19,851
1,100	Verizon Communications, Inc.	45,287
5,713	Windstream Corp.	84,324
		867,765
Television - 0.2%
1,200	CBS Corp. - Class B	39,984
Therapeutics - 0.3%
1,200	Gilead Sciences, Inc.*	46,524
Tobacco - 1.8%
1,100	Altria Group, Inc.	77,154
1,600	Reynolds American, Inc.	104,320
2,200	UST, Inc.	118,162
		299,636
Tools - Hand Held - 0.2%
500	Snap-On, Inc.	25,255
Toys - 1.2%
2,000	Hasbro, Inc.	62,820
5,000	Mattel, Inc.	126,450
		189,270
Transportation - Railroad - 0.3%
800	CSX Corp.	36,064
100	Union Pacific Corp.	11,515
		47,579
Web Portals/Internet Service Providers - 0.3%
100	Google, Inc. - Class A*	52,338
Total Common Stock (cost $14,146,825)		16,147,306
Money Markets - 0.3%
8,800	Janus Institutional Cash Management Fund - Institutional Shares, 5.34%	8,800
36,200	Janus Institutional Money Market Fund - Institutional Shares, 5.28%	36,200
Total Money Markets (cost $45,000)		45,000
Total Investments (total cost $14,191,825) – 98.8%		16,192,306
Cash, Receivables and Other Assets, net of Liabilities – 1.2%		202,767
Net Assets – 100%		$16,395,073

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Panama	$14,631	0.1%
United States††	16,177,675	99.9%
Total	$16,192,306	100.0%

††Includes Short-Term Securities (99.6% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series June 30, 2007

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen INTECH Risk-Managed Core Portfolio
Assets:
Investments at cost	$14,192
Investments at value	$16,192
Cash	105
Receivables:
Portfolio shares sold	96
Dividends	21
Interest	–
Due from adviser	20
Other assets	–
Total Assets	16,434
Liabilities:
Payables:
Advisory fees	4
Transfer agent fees and expenses	–
Professional fees	14
Distribution fees - Service Shares	3
Administrative service fees - Service Shares	1
Custody fees	3
Registration fees	2
System fees	4
Legal fees	4
Non-interested Trustees' fees and expenses	4
Accrued expenses	–
Total Liabilities	39
Net Assets	$16,395
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$13,558
Undistributed net investment income/(loss)*	10
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	826
Unrealized appreciation/(depreciation) of investments and foreign currency translations	2,001
Total Net Assets	$16,395
Net Assets - Service Shares	$16,395
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,248
Net Asset Value Per Share	$13.14

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 11

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen INTECH Risk-Managed Core Portfolio
Investment Income:
Interest	$–
Dividends	139
Dividends from affiliates	3
Total Investment Income	142
Expenses:
Advisory fees	29
Transfer agent expenses	1
Registration fees	3
Custodian fees	10
Professional fees	13
Non-interested Trustees' fees and expenses	7
Distribution fees - Service Shares	21
Administrative service fees - Service Shares	8
System fees	8
Legal fees	3
Printing expenses	98
Other expenses	3
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	204
Expense and Fee Offset	–
Net Expenses	204
Less: Excess Expense Reimbursement	(84)
Net Expenses after Expense Reimbursement	120
Net Investment Income/(Loss)	22
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	891
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(175)
Net Gain/(Loss) on Investments	716
Net Increase/(Decrease) in Net Assets Resulting from Operations	$738

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen INTECH Risk-Managed Core Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$22	$32
Net realized gain/(loss) from investment and foreign currency transactions	891	1,429
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(175)	148
Net Increase/(Decrease) in Net Assets Resulting from Operations	738	1,609
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	(24)	(20)
Net realized gain/(loss) from investment transactions*
Service Shares	(152)	(1,319)
Tax return of capital*
Service Shares	–	–
Net Decrease from Dividends and Distributions	(176)	(1,339)
Capital Share Transactions:
Shares sold
Service Shares	1,536	12,671
Reinvested dividends and distributions
Service Shares	176	1,339
Shares repurchased
Service Shares	(2,600)	(17,313)
Net Increase/(Decrease) from Capital Share Transactions	(888)	(3,303)
Net Increase/(Decrease) in Net Assets	(326)	(3,033)
Net Assets:
Beginning of period	16,721	19,754
End of period	$16,395	$16,721
Undistributed net investment income/(loss)*	$10	$12

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 13

Financial Highlights – Service Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each fiscal year or period ended December 31	Janus Aspen INTECH Risk-Managed Core Portfolio
	2007	2006	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$12.71	$12.47	$13.60	$12.49	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.02	.04	.02	–
Net gain/(loss) on securities (both realized and unrealized)	.55	1.33	1.43	2.16	2.50
Total from Investment Operations	.57	1.35	1.47	2.18	2.50
Less Distributions:
Dividends (from net investment income)*	(.02)	(.02)	(.04)	(.01)	–
Distributions (from capital gains)*	(.12)	(1.09)	(2.35)	(1.06)	(.01)
Tax return of capital*	–	–	(.21)	–	–
Total Distributions	(.14)	(1.11)	(2.60)	(1.07)	(.01)
Net Asset Value, End of Period	$13.14	$12.71	$12.47	$13.60	$12.49
Total Return**	4.51%	10.77%	10.92%	17.55%	24.99%
Net Assets, End of Period (in thousands)	$16,395	$16,721	$19,754	$20,680	$11,337
Average Net Assets for the Period (in thousands)	$16,567	$18,260	$19,174	$15,270	$8,414
Ratio of Gross Expenses to Average Net Assets***(2)	1.45%	1.45%	1.35%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%	1.45%	1.34%	1.43%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.27%	0.17%	0.42%	0.14%	0%
Portfolio Turnover Rate***	92%	141%	109%	84%	61%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
14 Janus Aspen Series June 30, 2007

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*Non-income-producing security.

Janus Aspen Series June 30, 2007 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen INTECH Risk-Managed Core Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. Janus Capital redeemed all seed capital in the Portfolio on February 27, 2006.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The Portfolio may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the

16 Janus Aspen Series June 30, 2007

contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of June 30, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

The Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.50%.

For Janus Aspen INTECH Risk-Managed Core Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark, as shown below:

Portfolio	Benchmark Index
Janus Aspen INTECH Risk-Managed Core Portfolio	S&P 500® Index

Only the base fee rate applied until January 2007 for Janus Aspen INTECH Risk-Managed Core Portfolio, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by Janus Aspen INTECH Risk-Managed Core Portfolio consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Portfolio's performance-based fee structure has been in effect for at least 12 months. When the Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for Janus Aspen INTECH Risk-Managed Core Portfolio. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio's relative performance of its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The Portfolio's prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the base fee plus/minus any performance adjustment.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 86.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $14 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

18 Janus Aspen Series June 30, 2007

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen INTECH Risk-Managed Core Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$73,385	$64,585	$119	$8,800
Janus Institutional Cash Reserves Fund	160,600	160,600	93	–
Janus Institutional Money Market Fund – Institutional Shares	1,322,703	1,286,503	457	36,200
Janus Money Market Fund – Institutional Shares	503,400	503,400	1,903	–
	$2,060,088	$2,015,088	$2,572	$45,000

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Net Tax Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Appreciation/ (Depreciation)
Janus Aspen INTECH Risk-Managed Core Portfolio	$14,227,432	$2,215,733	$(250,859)	$1,964,874

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2007 (unaudited)
and each fiscal year or period ended December 31

	Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003(2)
Janus Aspen INTECH Risk-Managed Core Portfolio	2.48%	1.86%	1.35%	1.43%	2.62%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen INTECH Risk-Managed Core Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Service Shares
Shares sold	116	974
Reinvested dividends and distributions	13	105
Shares repurchased	(197)	(1,348)
Net Increase/(Decrease) in Portfolio Shares	(68)	(269)
Shares Outstanding, Beginning of Period	1,316	1,585
Shares Outstanding, End of Period	1,248	1,316

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen INTECH Risk-Managed Core Portfolio	$7,654,739	$8,876,743	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518);

20 Janus Aspen Series June 30, 2007

(iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2007 21

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

22 Janus Aspen Series June 30, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet

Janus Aspen Series June 30, 2007 23

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense

24 Janus Aspen Series June 30, 2007

ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2007 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-899  109-24-718 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen INTECH Risk-Managed Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Schedule of Investments	16

Notes to Financial Statements	17

Additional Information	23

Explanations of Charts, Tables and Financial Statements	24

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The portfolio Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen INTECH Risk-Managed Growth Portfolio (unaudited)

Managed by INTECH

Portfolio Snapshot

This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the six months ended June 30, 2007, Janus Aspen INTECH Risk-Managed Growth Portfolio gained 5.23% for its Service Shares. This compares to an 8.13% return posted by the Russell 1000® Growth Index, the Portfolio's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Portfolio's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Portfolio in an attempt to keep the Portfolio more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Portfolio.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Portfolio may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Aspen INTECH Risk-Managed Growth Portfolio.

2 Janus Aspen Series June 30, 2007

Janus Aspen INTECH Risk-Managed Growth Portfolio
(unaudited)

Janus Aspen INTECH Risk-Managed Growth Portfolio At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007

Microsoft Corp. Applications Software	2.2%
General Electric Co. Diversified Operations	2.0%
Procter & Gamble Co. Cosmetics and Toiletries	2.0%
Merck & Company, Inc. Medical - Drugs	1.7%
DIRECTV Group, Inc. Cable Television	1.6%
9.5%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

Janus Aspen Series June 30, 2007 3

Janus Aspen INTECH Risk-Managed Growth Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007						Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen INTECH Risk-Managed Growth Portfolio - Service Shares	5.23%	13.45%		12.22%		2.23%	1.45	%(a)
Russell 1000® Growth Index	8.13%	19.04%		11.88%
Lipper Quartile	–	4	th	4	th
Lipper Rankings based on total returns for Variable Annuity Mid-Cap Growth Funds	–	144/162		84/101

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a)For Service Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's fee waiver exceeded the investment advisory fee for the most recent period presented so the Portfolio did not pay Janus Capital any investment advisory fees (net of fee waivers).

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments for index definitions.

4 Janus Aspen Series June 30, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,052.30	$7.38
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

(1)Expenses are equal to the annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

January 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 2, 2003

Janus Aspen Series June 30, 2007 5

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Common Stock - 99.8%
Advertising Agencies - 0.8%
2,700	Interpublic Group of Companies, Inc.*	$30,780
1,000	Omnicom Group, Inc.	52,920
		83,700
Advertising Sales - 0.2%
400	Lamar Advertising Co.*	25,104
Aerospace and Defense - 1.5%
300	Boeing Co.	28,848
100	General Dynamics Corp.	7,822
1,100	Lockheed Martin Corp.	103,543
500	Raytheon Co.	26,945
		167,158
Aerospace and Defense - Equipment - 0%
100	BE Aerospace, Inc.*	4,130
Agricultural Chemicals - 0%
100	Mosaic Co.*	3,902
Airlines - 0.4%
100	AMR Corp.*	2,635
700	Continental Airlines, Inc. - Class B*	23,709
300	Delta Air Lines, Inc.*	5,910
200	Northwest Airlines Corp.*	4,440
100	UAL Corp.*	4,059
		40,753
Apparel Manufacturers - 1.6%
1,400	Coach, Inc.*	66,346
700	Hanesbrands, Inc.*	18,921
100	Phillips-Van Heusen Corp.	6,057
800	Polo Ralph Lauren Corp.	78,488
		169,812
Appliances - 0.1%
100	Whirlpool Corp.	11,120
Applications Software - 2.5%
300	Compuware Corp.*	3,558
300	Intuit, Inc.*	9,024
8,200	Microsoft Corp.	241,654
500	Salesforce.com, Inc.*	21,430
		275,666
Athletic Footwear - 0.6%
1,200	NIKE, Inc. - Class B	69,948
Audio and Video Products - 0.3%
300	Harman International Industries, Inc.	35,040
Automotive - Medium and Heavy Duty Trucks - 0.9%
1,100	PACCAR, Inc.	95,744
Automotive - Truck Parts and Equipment - Original - 0.1%
100	Johnson Controls, Inc.	11,577
Batteries and Battery Systems - 0.5%
600	Energizer Holdings, Inc.*	59,760
Beverages - Non-Alcoholic - 0.9%
500	Coca-Cola Co.	26,155
1,200	PepsiCo, Inc.	77,820
		103,975
Brewery - 0.5%
1,000	Anheuser-Busch Companies, Inc.	52,160

Shares or Principal Amount		Value
Broadcast Services and Programming - 0.9%
100	Clear Channel Communications, Inc.	$3,782
600	Discovery Holding Co. - Class A*	13,794
2,000	Liberty Global, Inc. - Class A*	82,080
		99,656
Cable Television - 3.7%
1,500	Cablevision Systems New York Group - Class A*	54,285
3,850	Comcast Corp. - Class A*	108,262
7,400	DIRECTV Group, Inc.*	171,014
1,500	EchoStar Communications Corp. - Class A*	65,055
100	Time Warner Cable, Inc.*	3,917
		402,533
Casino Hotels - 1.0%
100	Harrah's Entertainment, Inc.	8,526
100	Las Vegas Sands Corp.*	7,639
800	MGM Mirage*	65,984
100	Station Casinos, Inc.	8,680
200	Wynn Resorts, Ltd.*	17,938
		108,767
Casino Services - 0.6%
1,600	International Game Technology	63,520
Cellular Telecommunications - 0.2%
200	Leap Wireless International, Inc.*	16,900
100	MetroPCS Communications, Inc.*	3,304
		20,204
Chemicals - Diversified - 0.3%
500	Celanese Corp. - Class A	19,390
200	E.I. du Pont de Nemours and Co.	10,168
		29,558
Chemicals - Specialty - 1.2%
100	Albemarle Corp.	3,853
400	Cabot Corp.	19,072
1,100	Ecolab, Inc.	46,970
900	International Flavors & Fragrances, Inc.	46,926
400	Sigma-Aldrich Corp.	17,068
		133,889
Coatings and Paint Products - 0.5%
100	RPM International, Inc.	2,311
800	Sherwin-Williams Co.	53,176
		55,487
Commercial Banks - 0.5%
1,890	People's United Financial, Inc.	33,510
800	Synovus Financial Corp.	24,560
		58,070
Commercial Services - 1.0%
500	Alliance Data Systems Corp.*	38,640
800	Iron Mountain, Inc.*	20,904
600	Quanta Services, Inc.*	18,402
1,200	ServiceMaster Co.	18,552
200	Weight Watchers International, Inc.	10,168
		106,666
Commercial Services - Finance - 0.4%
600	Moody's Corp.	37,320
100	Western Union Co.	2,083
		39,403

See Notes to Schedule of Investments and Financial Statements.
6 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Computer Services - 1.1%
400	Ceridian Corp.*	$14,000
400	Cognizant Technology Solutions Corp.*	30,036
400	DST Systems, Inc.*	31,684
100	Electronic Data Systems Corp.	2,773
600	FactSet Research Systems, Inc.	41,010
		119,503
Computers - 2.2%
600	Apple, Inc.*	73,224
2,200	Hewlett-Packard Co.	98,164
700	IBM Corp.	73,675
		245,063
Computers - Integrated Systems - 0.1%
100	Diebold, Inc.	5,220
100	NCR Corp.*	5,254
		10,474
Computers - Memory Devices - 0.1%
200	EMC Corp.*	3,620
300	Seagate Technology (U.S. Shares)	6,531
		10,151
Computers - Peripheral Equipment - 0.3%
600	Lexmark International Group, Inc. - Class A*	29,586
Consulting Services - 0.3%
800	Accenture, Ltd. - Class A (U.S. Shares)	34,312
Consumer Products - Miscellaneous - 0.8%
200	Clorox Co.	12,420
100	Jarden Corp.*	4,301
900	Kimberly-Clark Corp.	60,201
200	Scotts Miracle-Gro Co. - Class A	8,588
		85,510
Containers - Metal and Glass - 1.1%
400	Ball Corp.	21,268
1,800	Crown Holdings, Inc.*	44,946
1,500	Owens-Illinois, Inc.*	52,500
		118,714
Containers - Paper and Plastic - 0.6%
1,900	Pactiv Corp.*	60,591
200	Sealed Air Corp.	6,204
		66,795
Cosmetics and Toiletries - 3.2%
200	Alberto-Culver Co.	4,744
400	Avon Products, Inc.	14,700
1,700	Colgate-Palmolive Co.	110,245
200	Estee Lauder Companies, Inc. - Class A	9,102
3,542	Procter & Gamble Co.	216,735
		355,526
Cruise Lines - 0.1%
200	Carnival Corp. (U.S. Shares)	9,754
Data Processing and Management - 1.9%
300	Automatic Data Processing, Inc.	14,541
100	Broadridge Financial Solutions, Inc.	1,912
100	Dun & Bradstreet Corp.	10,298
100	Fidelity National Information Services, Inc.	5,428
400	First Data Corp.	13,068
500	Fiserv, Inc.*	28,400
500	MasterCard, Inc. - Class A	82,935
1,700	SEI Investments Co.	49,368
		205,950

Shares or Principal Amount		Value
Diagnostic Equipment - 0.3%
800	Cytyc Corp.*	$34,488
Disposable Medical Products - 0.1%
100	C.R. Bard, Inc.	8,263
Distribution/Wholesale - 0.1%
100	CDW Corp.*	8,497
Diversified Operations - 2.2%
100	Brink's Co.	6,189
100	Cooper Industries, Ltd. - Class A	5,709
100	Danaher Corp.	7,550
5,700	General Electric Co.	218,196
100	Honeywell International, Inc.	5,628
		243,272
E-Commerce/Products - 0.4%
700	Amazon.com, Inc.*	47,887
E-Commerce/Services - 0.8%
800	eBay, Inc.*	25,744
600	Hlth Corp.*	8,406
1,000	IAC/InterActiveCorp*	34,610
800	Liberty Media Corp. - Interactive*	17,864
		86,624
Electric - Generation - 0.3%
1,700	AES Corp.*	37,196
Electric - Integrated - 2.2%
1,500	Allegheny Energy, Inc.*	77,610
400	CenterPoint Energy, Inc.	6,960
300	Constellation Energy Group, Inc.	26,151
1,000	Exelon Corp.	72,600
400	PPL Corp.	18,716
600	TXU Corp.	40,380
		242,417
Electric Products - Miscellaneous - 0.1%
300	Emerson Electric Co.	14,040
Electronic Components - Miscellaneous - 0.1%
600	Gentex Corp.	11,814
Electronic Components - Semiconductors - 0.2%
500	Intel Corp.	11,880
456	LSI Corp.*	3,425
100	MEMC Electronic Materials, Inc.*	6,112
100	NVIDIA Corp.*	4,131
		25,548
Electronic Connectors - 0%
100	Amphenol Corp. - Class A	3,565
Electronic Design Automation - 0%
100	Synopsys, Inc.*	2,643
Electronic Forms - 0.1%
380	Adobe Systems, Inc.*	15,257
Electronic Measuring Instruments - 0.1%
100	Garmin, Ltd. (U.S. Shares)	7,397
Electronic Parts Distributors - 0.3%
800	Avnet, Inc.*	31,712
E-Marketing/Information - 0.1%
100	aQuantive, Inc.*	6,380
Energy - Alternate Sources - 0.1%
300	Covanta Holding Corp.*	7,395

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 7

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Engineering - Research and Development Services - 0.1%
100	Foster Wheeler, Ltd.*	$10,699
100	The Shaw Group, Inc.*	4,629
		15,328
Engines - Internal Combustion - 0.3%
300	Cummins, Inc.	30,363
Enterprise Software/Services - 1.7%
3,100	BMC Software, Inc.*	93,930
200	CA, Inc.	5,166
4,357	Oracle Corp.*	85,876
		184,972
Entertainment Software - 0.4%
1,700	Activision, Inc.*	31,739
200	Electronic Arts, Inc.*	9,464
		41,203
Fiduciary Banks - 0.2%
100	Mellon Financial Corp.	4,400
200	Northern Trust Corp.	12,848
		17,248
Filtration and Separations Products - 0.1%
200	Pall Corp.	9,198
Finance - Consumer Loans - 0.1%
300	First Marblehead Corp.	11,592
Finance - Credit Card - 0.1%
100	American Express Co.	6,118
Finance - Investment Bankers/Brokers - 1.5%
100	A.G. Edwards, Inc.	8,455
500	Goldman Sachs Group, Inc.	108,375
200	Merrill Lynch & Company, Inc.	16,716
400	Morgan Stanley Co.	33,552
		167,098
Finance - Mortgage Loan Banker - 0.2%
300	Freddie Mac	18,210
Finance - Other Services - 2.6%
300	CBOT Holdings, Inc. - Class A*	61,980
200	Chicago Mercantile Exchange Holdings, Inc.	106,872
700	InterContinentalExchange, Inc.*	103,495
100	NYSE Euronext	7,362
		279,709
Food - Confectionary - 0.8%
1,500	Wm. Wrigley Jr. Co.	82,965
Food - Diversified - 1.7%
800	Campbell Soup Co.	31,048
500	General Mills, Inc.	29,210
800	H.J. Heinz Co.	37,976
1,000	Kellogg Co.	51,790
1,000	McCormick & Company, Inc.	38,180
		188,204
Food - Retail - 0.3%
1,200	Kroger Co.	33,756
Food - Wholesale/Distribution - 0.2%
700	Sysco Corp.	23,093
Footwear and Related Apparel - 0%
100	Crocs, Inc.*	4,303

Shares or Principal Amount		Value
Hazardous Waste Disposal - 0.2%
500	Stericycle, Inc.*	$22,230
Health Care Cost Containment - 0.1%
200	McKesson Corp.	11,928
Home Decoration Products - 0.1%
200	Newell Rubbermaid, Inc.	5,886
Hospital Beds and Equipment - 0.4%
200	Hillenbrand Industries, Inc.	13,000
600	Kinetic Concepts, Inc.*	31,182
		44,182
Hotels and Motels - 0.3%
400	Hilton Hotels Corp.	13,388
400	Marriott International, Inc. - Class A	17,296
		30,684
Human Resources - 0.3%
400	Manpower, Inc.	36,896
Independent Power Producer - 0.5%
200	Mirant Corp.*	8,530
1,000	NRG Energy, Inc.*	41,570
		50,100
Instruments - Controls - 0.3%
400	Mettler-Toledo International, Inc.*	38,204
Instruments - Scientific - 0.9%
700	Applera Corp. - Applied Biosystems Group	21,378
200	PerkinElmer, Inc.	5,212
1,000	Thermo Electron Corp.*	51,720
300	Waters Corp.*	17,808
		96,118
Insurance Brokers - 0.1%
300	Arthur J. Gallagher & Co.	8,364
Internet Infrastructure Software - 0.7%
1,500	Akamai Technologies, Inc.*	72,960
Internet Security - 1.1%
1,300	McAfee, Inc.*	45,760
3,800	Symantec Corp.*	76,760
		122,520
Investment Management and Advisory Services - 1.1%
900	Eaton Vance Corp.	39,762
600	Franklin Resources, Inc.	79,482
100	T. Rowe Price Group, Inc.	5,189
		124,433
Life and Health Insurance - 0.3%
100	AFLAC, Inc.	5,140
400	CIGNA Corp.	20,888
100	Principal Financial Group, Inc.	5,829
		31,857
Machinery - Construction and Mining - 0.3%
400	Terex Corp.*	32,520
Machinery - Farm - 0%
100	AGCO Corp.*	4,341
Machinery - General Industrial - 0.1%
100	Manitowoc Company, Inc.	8,038
100	McDermott International, Inc.*	8,312
		16,350

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 1.0%
35	Amgen, Inc.*	$1,935
1,300	Celgene Corp.*	74,529
100	Charles River Laboratories International, Inc.*	5,162
100	Genzyme Corp.*	6,440
1,300	Millennium Pharmaceuticals, Inc.*	13,741
200	PDL BioPharma, Inc.*	4,660
		106,467
Medical - Drugs - 4.8%
1,100	Abbott Laboratories	58,905
1,692	Allergan, Inc.	97,527
100	Bristol-Myers Squibb Co.	3,156
1,300	Forest Laboratories, Inc.*	59,345
3,800	Merck & Company, Inc.	189,239
3,200	Schering-Plough Corp.	97,408
300	Wyeth	17,202
		522,782
Medical - Generic Drugs - 0%
100	Watson Pharmaceuticals, Inc.*	3,253
Medical - HMO - 1.3%
200	Aetna, Inc.	9,880
500	Health Net, Inc.*	26,400
500	Humana, Inc.*	30,455
560	UnitedHealth Group, Inc.	28,638
500	WellCare Health Plans, Inc.*	45,255
55	WellPoint, Inc.*	4,391
		145,019
Medical - Hospitals - 0%
100	Triad Hospitals, Inc.*	5,376
Medical - Nursing Homes - 0.4%
600	Manor Care, Inc.	39,174
Medical Information Systems - 0.3%
500	Cerner Corp.*	27,735
Medical Instruments - 0.3%
100	Edwards Lifesciences Corp.*	4,934
200	Medtronic, Inc.	10,372
300	St. Jude Medical, Inc.*	12,447
		27,753
Medical Labs and Testing Services - 0.7%
1,000	Laboratory Corporation of America Holdings*	78,260
Medical Products - 4.0%
2,200	Baxter International, Inc.	123,948
400	Becton, Dickinson and Co.	29,800
1,000	Biomet, Inc.	45,720
1,500	Johnson & Johnson	92,430
1,400	Stryker Corp.	88,326
700	Zimmer Holdings, Inc.*	59,423
		439,647
Metal Processors and Fabricators - 0.7%
600	Precision Castparts Corp.	72,816
Motorcycle and Motor Scooter Manufacturing - 1.1%
2,100	Harley-Davidson, Inc.	125,181
Multi-Line Insurance - 0.5%
800	American International Group, Inc.	56,024
Multimedia - 2.5%
1,000	McGraw-Hill Companies, Inc.	68,080
300	Meredith Corp.	18,480

Shares or Principal Amount		Value
Multimedia - (continued)
4,100	News Corporation, Inc. - Class A	$86,961
3,300	Time Warner, Inc.	69,432
1,030	Walt Disney Co.	35,164
		278,117
Networking Products - 0.7%
2,100	Cisco Systems, Inc.*	58,485
600	Juniper Networks, Inc.*	15,102
		73,587
Office Automation and Equipment - 0.2%
400	Pitney Bowes, Inc.	18,728
Oil - Field Services - 1.7%
200	Global Industries, Ltd.*	5,364
200	Oceaneering International, Inc.*	10,528
1,700	Schlumberger, Ltd. (U.S. Shares)	144,398
500	Weatherford International, Ltd.*	27,620
		187,910
Oil and Gas Drilling - 0.9%
300	Global Santa Fe Corp. (U.S. Shares)	21,675
300	Nabors Industries, Ltd.*	10,014
200	Noble Corp. (U.S. Shares)	19,504
400	Transocean, Inc. (U.S. Shares)*	42,392
		93,585
Oil Companies - Exploration and Production - 0.5%
100	Cabot Oil & Gas Corp.	3,688
400	Chesapeake Energy Corp.	13,840
200	Range Resources Corp.	7,482
300	Southwestern Energy Co.*	13,350
200	XTO Energy, Inc.	12,020
		50,380
Oil Companies - Integrated - 0.5%
700	Exxon Mobil Corp.	58,716
Oil Field Machinery and Equipment - 0.4%
400	Cameron International Corp.*	28,588
100	National-Oilwell Varco, Inc.*	10,424
		39,012
Oil Refining and Marketing - 0.9%
600	Holly Corp.	44,514
200	Tesoro Corp.	11,430
600	Valero Energy Corp.	44,316
		100,260
Optical Supplies - 0.1%
100	Bausch & Lomb, Inc.	6,944
Paper and Related Products - 0.1%
1,000	Domtar Corp. (U.S. Shares)*	11,160
Pharmacy Services - 0.3%
425	Medco Health Solutions, Inc.*	33,146
Pipelines - 1.1%
1,500	Equitable Resources, Inc.	74,340
500	Questar Corp.	26,425
700	Williams Companies, Inc.	22,134
		122,899
Private Corrections - 0.3%
500	Corrections Corporation of America*	31,555
Property and Casualty Insurance - 0.2%
600	Philadelphia Consolidated Holding Corp.*	25,080

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 9

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Publishing - Books - 0.2%
400	John Wiley & Sons, Inc. - Class A	$19,316
Publishing - Newspapers - 0.1%
100	Dow Jones & Company, Inc.	5,745
Quarrying - 0.1%
100	Vulcan Materials Co.	11,454
Radio - 0%
102	Citadel Broadcasting Corp.	658
Real Estate Management/Services - 0.1%
300	CB Richard Ellis Group, Inc.*	10,950
Real Estate Operating/Development - 0.6%
1,000	Forest City Enterprises, Inc. - Class A	61,480
REIT - Apartments - 0.2%
100	Essex Property Trust, Inc.	11,630
300	UDR, Inc.	7,890
		19,520
REIT - Diversified - 0%
100	Duke Realty Corp.	3,567
REIT - Health Care - 0.3%
900	Ventas, Inc.	32,625
REIT - Mortgages - 0%
100	CapitalSource, Inc.	2,459
REIT - Regional Malls - 0.9%
400	General Growth Properties, Inc.	21,180
400	Macerich Co.	32,968
300	Simon Property Group, Inc.	27,912
400	Taubman Centers, Inc.	19,844
		101,904
REIT - Shopping Centers - 0.3%
200	Federal Realty Investment Trust	15,452
300	Weingarten Realty Investors	12,330
		27,782
REIT - Storage - 0.1%
100	Public Storage, Inc.	7,682
REIT - Warehouse and Industrial - 0.2%
300	ProLogis	17,070
Respiratory Products - 0.2%
400	Respironics, Inc.*	17,036
Retail - Apparel and Shoe - 1.1%
200	Abercrombie & Fitch Co. - Class A	14,596
2,200	American Eagle Outfitters, Inc.	56,452
100	Limited, Inc.	2,745
400	Nordstrom, Inc.	20,448
900	Urban Outfitters, Inc.*	21,627
		115,868
Retail - Auto Parts - 0.5%
100	Advance Auto Parts, Inc.	4,053
400	AutoZone, Inc.*	54,648
		58,701
Retail - Automobile - 0.6%
2,400	CarMax, Inc.*	61,200
Retail - Bedding - 0.1%
200	Bed Bath & Beyond, Inc.*	7,198
Retail - Computer Equipment - 0.4%
1,200	GameStop Corp. - Class A*	46,920

Shares or Principal Amount		Value
Retail - Consumer Electronics - 0.4%
1,400	RadioShack Corp.	$46,396
Retail - Discount - 0.9%
100	Big Lots, Inc.*	2,942
1,000	Dollar General Corp.	21,920
100	Dollar Tree Stores, Inc.*	4,355
100	Family Dollar Stores, Inc.	3,432
700	Target Corp.	44,520
800	TJX Companies, Inc.	22,000
		99,169
Retail - Drug Store - 0%
136	CVS/Caremark Corp.	4,957
Retail - Jewelry - 0.3%
600	Tiffany & Co.	31,836
Retail - Major Department Stores - 0.2%
300	J.C. Penney Company, Inc.	21,714
100	Saks, Inc.*	2,135
		23,849
Retail - Regional Department Stores - 0.9%
1,400	Kohl's Corp.*	99,442
Retail - Restaurants - 0.5%
700	Brinker International, Inc.	20,489
300	McDonald's Corp.	15,228
306	Tim Hortons, Inc.	9,410
100	Wendy's International, Inc.	3,675
200	Yum! Brands, Inc.	6,544
		55,346
Retail - Sporting Goods - 0.2%
300	Dick's Sporting Goods, Inc.*	17,451
Rubber - Tires - 0.8%
2,400	Goodyear Tire & Rubber Co.*	83,424
Savings/Loan/Thrifts - 0.1%
600	Hudson City Bancorp, Inc.	7,332
Schools - 0.5%
300	ITT Educational Services, Inc.*	35,214
300	Laureate Education, Inc.*	18,498
		53,712
Semiconductor Components/Integrated Circuits - 0.1%
700	Marvell Technology Group, Ltd.*	12,747
Semiconductor Equipment - 0.2%
100	KLA-Tencor Corp.	5,495
600	Novellus Systems, Inc.*	17,022
100	Varian Semiconductor Equipment Associates, Inc.*	4,006
		26,523
Soap and Cleaning Preparations - 0.4%
900	Church & Dwight Company, Inc.	43,614
Steel - Producers - 0.1%
100	AK Steel Holding Corp.*	3,737
100	Nucor Corp.	5,865
		9,602
Steel - Specialty - 0.5%
500	Allegheny Technologies, Inc.	52,440
Telecommunication Equipment - 0.1%
100	Avaya, Inc. *	1,684
100	CommScope, Inc.*	5,835
		7,519

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Telecommunication Services - 0.1%
300	Amdocs, Ltd. (U.S. Shares)*	$11,946
Telephone - Integrated - 0.8%
2,100	Citizens Communications Co.	32,067
800	Telephone and Data Systems, Inc.	50,056
400	Windstream Corp.	5,904
		88,027
Textile - Apparel - 0%
100	Guess?, Inc.	4,804
Therapeutics - 0.4%
1,100	Gilead Sciences, Inc.*	42,647
100	Warner Chilcott, Ltd.*	1,809
		44,456
Tobacco - 1.4%
1,000	Altria Group, Inc.	70,140
100	Loews Corp. - Carolina Group	7,727
1,400	UST, Inc.	75,194
		153,061
Toys - 0%
200	Mattel, Inc.	5,058
Transactional Software - 0%
100	VeriFone Holdings, Inc.*	3,525
Transportation - Railroad - 0%
100	Kansas City Southern*	3,754
Transportation - Services - 0%
100	UTi Worldwide, Inc. (U.S. Shares)	2,679
Veterinary Diagnostics - 0.2%
600	VCA Antech, Inc.*	22,614
Vitamins and Nutrition Products - 0%
100	NBTY, Inc.*	4,320
Water Treatment Services - 0.3%
1,000	Nalco Holding Co.	27,450
Web Portals/Internet Service Providers - 1.0%
200	Google, Inc. - Class A*	104,676
Wireless Equipment - 0.3%
730	American Tower Corp. - Class A*	30,660
200	Crown Castle International Corp.*	7,254
		37,914
Total Investments (total cost $9,600,048) – 99.8%		10,915,312
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		23,935
Net Assets – 100%		$10,939,247

  Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$90,402	0.8%
Canada	11,160	0.1%
Cayman Islands	97,499	0.9%
Netherlands	144,398	1.3%
Panama	9,754	0.1%
United Kingdom	14,625	0.2%
United States	10,547,474	96.6%
Total	$10,915,312	100.0%

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 11

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen INTECH Risk-Managed Growth Portfolio
Assets:
Investments at cost	$9,600
Investments at value	$10,915
Cash	49
Receivables:
Dividends	9
Interest	–
Due from adviser	5
Other assets	1
Total Assets	10,979
Liabilities:
Payables:
Investments purchased	3
Portfolio shares repurchased	–
Advisory fees	5
Professional fees	14
Transfer agent fees and expenses	1
Administrative service fees - Service Shares	1
Distribution fees - Service Shares	2
System fees	4
Legal fees	4
Non-interested Trustees' fees and expenses	4
Accrued expenses	2
Total Liabilities	40
Net Assets	$10,939
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$9,064
Undistributed net investment income/(loss)*	(16)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	576
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	1,315
Total Net Assets	$10,939
Net Assets - Service Shares	$10,939
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	888
Net Asset Value Per Share	$12.31

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen INTECH Risk-Managed Growth Portfolio
Investment Income:
Dividends	$60
Dividends from affiliates	2
Total Investment Income	62
Expenses:
Advisory fees	27
Transfer agent fees and expenses	1
Registration fees	3
Custodian fees	9
Professional fees	13
Non-interested Trustees' fees and expenses	7
Distribution fees - Service Shares	13
Administrative services fees - Service Shares	5
System fees	8
Legal fees	3
Printing expenses	14
Other expenses	3
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	106
Expense and Fee Offset	–
Net Expenses	106
Less: Excess Expense Reimbursement	(28)
Net Expenses after Expense Reimbursement	78
Net Investment Income/(Loss)	(16)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	595
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(31)
Net Gain/(Loss) on Investments	564
Net Increase/(Decrease) in Net Assets Resulting from Operations	$548

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 13

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen INTECH Risk-Managed Growth Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$(16)	$(22)
Net realized gain/(loss) from investment and foreign currency transactions	595	485
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(31)	169
Net Increase/(Decrease) in Net Assets Resulting from Operations	548	632
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Service Shares	(49)	(442)
Net Decrease from Dividends and Distributions	(49)	(442)
Capital Share Transactions:
Shares sold
Service Shares	6	24
Reinvested dividends and distributions
Service Shares	49	442
Shares repurchased
Service Shares	(24)	(1,500)
Net Increase/(Decrease) from Capital Share Transactions	31	(1,034)
Net Increase/(Decrease) in Net Assets	530	(844)
Net Assets:
Beginning of period	10,409	11,253
End of period	$10,939	$10,409
Undistributed net investment income/(loss)*	$(16)	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
14 Janus Aspen Series June 30, 2007

Financial Highlights - Service Shares

	Janus Aspen INTECH Risk-Managed Growth Portfolio
For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each fiscal year or period ended December 31	2007	2006	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$11.75	$11.55	$12.14	$12.44	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)	–	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	.63	.72	.83	1.48	2.54
Total from Investment Operations	.61	.72	.83	1.48	2.54
Less Distributions:
Distributions (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(.05)	(.52)	(1.32)	(1.78)	(.10)
Tax return of capital*	–	–	(.10)	–	–
Total Distributions	(.05)	(.52)	(1.42)	(1.78)	(.10)
Net Asset Value, End of Period	$12.31	$11.75	$11.55	$12.14	$12.44
Total Return**	5.23%	6.22%	6.89%	12.00%	25.38%
Net Assets, End of Period (in thousands)	$10,939	$10,409	$11,253	$10,532	$9,401
Average Net Assets for the Period (in thousands)	$10,777	$10,314	$10,600	$9,724	$8,135
Ratio of Gross Expenses to Average Net Assets***(2)	1.45%	1.45%	1.45%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%	1.45%	1.45%	1.42%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.30)%	(0.21)%	(0.54)%	(0.34)%	(0.67)%
Portfolio Turnover Rate***	123%	120%	126%	110%	65%

*See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

  (1)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

  (2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 15

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

16 Janus Aspen Series June 30, 2007

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen INTECH Risk-Managed Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. Janus Capital redeemed $1,500,000 of seed capital on April 11, 2006.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The Portfolio may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of June 30, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

The Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

18 Janus Aspen Series June 30, 2007

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.50%.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 86.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $9 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen INTECH Risk-Managed Growth Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$69,155	$69,155	$596	$–
Janus Institutional Cash Reserves Fund	59,936	68,436	264	–
Janus Institutional Money Market Fund – Institutional Shares	250,590	250,590	560	–
Janus Money Market Fund – Institutional Shares	72,626	119,251	308	–
	$452,307	$507,432	$1,728	$–

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen INTECH Risk-Managed Growth Portfolio	$9,615,420	$1,465,612	$(165,720)	$1,299,892

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2007 (unaudited) and each fiscal year or period ended December 31	Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003(2)
Janus Aspen INTECH Risk-Managed Growth Portfolio	1.98%	2.23%	1.68%	1.73%	2.58%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen INTECH Risk-Managed Growth Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Service Shares
Shares sold	–	2
Reinvested dividends and distributions	4	37
Shares repurchased	(2)	(128)
Net Increase/(Decrease) in Portfolio Shares	2	(89)
Shares Outstanding, Beginning of Period	886	975
Shares Outstanding, End of Period	888	886

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen INTECH Risk-Managed Growth Portfolio	$6,581,399	$6,610,094	$–	$–

20 Janus Aspen Series June 30, 2007

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of

Janus Aspen Series June 30, 2007 21

Notes to Financial Statements (unaudited) (continued)

Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

22 Janus Aspen Series June 30, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series June 30, 2007 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to- market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

24 Janus Aspen Series June 30, 2007

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2007 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolios distributed by Janus Distributors LLC (8/07)

C-0807-891  109-24-717 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen International Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Additional Information	24

Explanations of Charts, Tables and Financial Statements	25

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen International Growth Portfolio
(unaudited)

Portfolio Snapshot

This growth portfolio invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn

portfolio manager

Performance Overview

Equity markets around the globe delivered healthy gains during the period amid continued evidence of reasonable economic growth and modest inflation. While the U.S. economy showed signs of slowing, many other key countries showed signs of economic strength. Robust merger and acquisition activity and private equity transactions continued to provide valuation support to equities in the U.S. and around the world.

Among emerging markets, China continued to be a top performer, backed by double-digit economic growth rates and strong local Chinese investor demand for equities. The uptick in volatility was not limited to the U.S., as markets across the globe experienced similar increases. Finally, the rise in global interest rates led to questions about whether the robust deal-making activity seen during the first half of the year could maintain its solid pace and continue to provide key valuation support for equity prices worldwide.

During the six-month period ended June 30, 2007, Janus Aspen International Growth Portfolio's Institutional Shares, Service Shares and Service II Shares returned 14.16%, 14.00% and 14.03%, respectively. The Portfolio's primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, returned 10.74% while its secondary benchmarks, the MSCI EAFE® Growth Index and the MSCI All Country World ex-U.S. IndexSM, returned 11.94% and 12.25%, respectively, for the same period. While I am pleased with the short-term performance of the Portfolio, I continue to focus on long-term investing and performance. With that in mind, I remain confident in our research process and optimistic about the longer-term prospects for the companies in the Portfolio.

Energy and Materials Stocks Performed Well

Holdings in Brazil, India and Canada significantly contributed to the Portfolio's performance during the period. On a sector basis, our investments in financials, energy and materials companies were positive contributors to performance.

The leading performer during the period was Indian conglomerate Reliance Industries. With world-class assets and a strong position in the fast-growing Indian market, I believe Reliance should be able to maintain higher-than-industry margins in its petrochemicals and refining businesses. In addition, I believe there is the potential for significant increases in the company's oil and gas reserves from Reliance's exploration activities off India's east coast.

Brazilian iron ore producer Companhia Vale do Rio Doce (CVRD), a materials holding, was another standout during the period. Steel demand in China and other emerging economies was a key driver of growth for CVRD. The company purchased Canadian nickel producer Inco in January 2007. I believe that the acquisition of Inco will enhance CVRD's earnings power, diversify its mining assets and create significant synergies in its nickel business.

Another key contributor within the materials space was Canadian fertilizer company Potash Corporation of Saskatchewan. As the world's largest potash fertilizer company, and also a large producer of phosphate and nitrogen fertilizers, I believe Potash Corp. is well positioned to benefit from higher agricultural product prices and increased fertilizer usage.

Gaming and Information Technology (IT) Companies Diminished Performance

From a sector perspective, detractors included IT, industrials and consumer staples.

The leading detractor during the period was Macau gaming company Melco International Development. Macau is rapidly becoming the gaming capital of Asia. Despite some cost overruns and delays in the construction of its Crown Macau casino, I continue to believe that Melco is well positioned to capitalize on the rapid growth in Asian gaming.

In the IT space, Silicon-On-Insulator Technologies (SOITEC), the French innovator of silicon-on-insulator wafer technology for semiconductor chips, lagged amid concerns over near-term demand for SOI wafers and questions over the long-term wafer strategies of key customers.

2 Janus Aspen Series June 30, 2007

(unaudited)

Investment Strategy and Outlook

With many equity indices around the world near multiyear or all-time highs, I am naturally monitoring the global market closely. During the past six months, the markets and the Portfolio performed well. I consider six months to be a short length of time, and in future six-month periods, the performance of the Portfolio may certainly be worse or even negative.

Throughout turbulent markets, I have not changed my investment approach. I believe the best way to generate great long-term returns is to make high-conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Portfolio, my sole focus is to deliver superior long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.

Janus Aspen International Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Reliance Industries, Ltd.	1.95%
Companhia Vale do Rio Doce (ADR)	1.58%
Potash Corporation of Saskatchewan, Inc. U.S. Shares	1.52%
Sony Corp.	1.06%
Li & Fung, Ltd.	0.80%

5 Largest Detractors from Performance – Holdings

Contribution
Melco International Development, Ltd.	(0.86)%
Silicon-On-Insulator Technologies (SOITEC)	(0.85)%
Melco PBL Entertainment (Macau), Ltd. (ADR)	(0.34)%
Cosan S.A. Industria e Comercio	(0.34)%
Park24 Company, Ltd.	(0.26)%

5 Largest Contributors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Consumer Discretionary	3.61%	24.51%	11.88%
Financials	3.21%	13.51%	29.75%
Materials	3.14%	6.35%	8.75%
Energy	3.06%	12.47%	6.91%
Information Technology	0.65%	19.28%	5.44%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Industrials	(0.06)%	9.33%	11.60%
Health Care	(0.02)%	3.85%	6.80%
Utilities	0.09%	0.37%	5.47%
Other*	0.10%	0.20%	0.00%
Telecommunication Services	0.31%	1.16%	5.44%

*Industry not classified by Global Industry Classification Standard.

Janus Aspen Series June 30, 2007 3

Janus Aspen International Growth Portfolio
(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007

Li & Fung, Ltd. Distribution/Wholesale	4.6%
Reliance Industries, Ltd. Oil Refining and Marketing	4.6%
Bunge, Ltd. Agricultural Operations	4.1%
Sony Corp. Audio and Video Products	4.1%
Samsung Electronics Company, Ltd. Electronic Components – Semiconductors	4.0%
21.4%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Emerging markets comprised 36.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

4 Janus Aspen Series June 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007										Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen International Growth Portfolio - Institutional Shares	14.16%	41.99%		24.69%		13.86%		15.92%		0.71%
Janus Aspen International Growth Portfolio - Service Shares	14.00%	41.60%		24.38%		13.45%		15.85%		0.96%
Janus Aspen International Growth Portfolio - Service II Shares	14.03%	41.64%		24.44%		13.50%		15.89%		0.96%
Morgan Stanley Capital International EAFE® Index	10.74%	27.00%		17.73%		7.66%		7.96%
Morgan Stanley Capital International EAFE® Growth Index	11.94%	25.29%		15.37%		5.18%		5.77	%**
Morgan Stanley Capital International All Country World ex-U.S. IndexSM	12.25%	29.62%		19.45%		N/A		9.32	%***
Lipper Quartile - Institutional Shares	—	1	st	1	st	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity International Funds	—	2/240		6/178		3/80		1/38

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio held approximately 12.20% of its net assets in Brazilian securities as of June 30, 2007, and the Portfolio has experienced significant gains due, in part, to its investments in Brazilian securities. While holdings are subject to change without notice, the Portfolio's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazilian securities.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Janus Aspen Series June 30, 2007 5

Janus Aspen International Growth Portfolio
(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,141.60	$3.72
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51
Expense Example - Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,140.00	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76
Expense Example - Service II Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,140.30	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

(1) Expenses are equal to the annualized expense ratio of 0.70% for Institutional Shares, 0.95% for Service Shares and 0.95% for Service II Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – May 2, 1994

** The Morgan Stanley Capital International EAFE® Growth Index since inception returns are calculated from April 30, 1994.

*** The Morgan Stanley Capital International All Country World ex-U.S. IndexSM since inception returns are calculated from December 31, 1998.

6 Janus Aspen Series June 30, 2007

Janus Aspen International Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 99.7%
Aerospace and Defense - 2.6%
2,197,610	BAE Systems PLC	$17,805,199
1,055,255	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)#	50,873,843
		68,679,042
Agricultural Chemicals - 2.3%
744,716	Potash Corporation of Saskatchewan, Inc.	58,221,027
2,480,000	Sinochem Hong Kong Holdings, Ltd.#	1,759,518
		59,980,545
Agricultural Operations - 5.9%
13,000	BrasilAgro - Companhia Brasileira de Propriedades Agricolas*	8,087,024
1,284,765	Bunge, Ltd.	108,562,644
46,734,404	Chaoda Modern Agriculture Holdings, Ltd.	36,002,691
4,087,175	China Green Holdings, Ltd.	3,743,143
		156,395,502
Apparel Manufacturers - 2.5%
5,182,400	Esprit Holdings, Ltd.#	65,976,656
Audio and Video Products - 4.1%
2,095,500	Sony Corp.	107,678,666
Automotive - Cars and Light Trucks - 0.5%
736,499	Tata Motors, Ltd.	12,115,085
Automotive - Truck Parts and Equipment - Original - 0%
3,510	TI Automotive, Ltd.*,ß,oo	0
Batteries and Battery Systems - 0.5%
2,329,000	BYD Company, Ltd.	13,414,921
Broadcast Services and Programming - 0.5%
484,669	Grupo Televisa S.A. (ADR)	13,381,711
Building - Residential and Commercial - 1.0%
854,945	Gafisa S.A.	13,384,831
666,300	Rossi Residencial S.A.	14,127,356
		27,512,187
Casino Hotels - 0.6%
1,309,715	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	16,450,020
Commercial Banks - 2.6%
411,622	Anglo Irish Bank Corporation PLC	8,433,675
716,965	Banca Generali S.P.A. (144A)	9,020,237
8,536,300	Banco De Oro	12,795,196
166,780	Banco De Oro (GDR) (144A)	4,999,775
238,222	Julius Baer Holding, Ltd.	17,033,664
1,228,014	Punjab National Bank, Ltd.	16,168,111
		68,450,658
Commercial Services - 0.8%
2,147,400	Park24 Company, Ltd.	21,560,451
Computers - 0.4%
988,000	Foxconn Technology Company, Ltd.	11,829,535
Computers - Peripheral Equipment - 0.7%
678,301	Logitech International S.A.*	17,973,698
Cosmetics and Toiletries - 1.2%
219,205	LG Household & Health Care, Ltd.	31,779,815
Dental Supplies and Equipment - 0.5%
266,383	Osstem Implant Company, Ltd.*	12,489,224

Shares/Principal/Contract Amounts		Value
Distribution/Wholesale - 4.6%
33,538,970	Li & Fung, Ltd.	$121,084,203
Diversified Financial Services - 0.2%
211,212	Reliance Capital, Ltd.	5,645,734
Diversified Minerals - 0.9%
552,975	Companhia Vale do Rio Doce (ADR)	24,635,036
Diversified Operations - 2.0%
1,324,985	Max India, Ltd.*	7,907,228
22,306,465	Melco International Development, Ltd.	33,039,609
33,571,753	Polytec Asset Holdings, Ltd.§	11,476,204
		52,423,041
Electric - Distribution - 0.3%
865,055	Equatorial Energia S.A.	8,641,581
Electric Products - Miscellaneous - 1.5%
2,059,000	Sharp Corp.#	39,013,979
Electronic Components - Semiconductors - 7.9%
25,196,171	ARM Holdings PLC	73,679,720
172,636	Samsung Electronics Company, Ltd.	105,467,907
1,387,526	Silicon-On-Insulator Technologies (SOITEC)*	29,476,229
		208,623,856
Energy - Alternate Sources - 1.5%
288,010	SunPower Corp. - Class A*	18,159,031
585,520	Suntech Power Holdings Company, Ltd. (ADR)*	21,353,914
		39,512,945
Enterprise Software/Services - 1.2%
617,289	SAP A.G.#	31,540,057
Finance - Commercial - 0.1%
421,565	Banco Compartamos S.A.*	2,633,537
Finance - Mortgage Loan Banker - 1.0%
503,901	Housing Development Finance Corporation, Ltd.	25,159,422
Finance - Other Services - 1.6%
7,203,218	IG Group Holdings PLC	42,431,252
Food - Diversified - 0.1%
659,140	FU JI Food & Catering Services#	2,267,933
Gambling - Non-Hotel - 0.2%
360,800	Great Canadian Gaming Corp.*	4,389,550
Hotels and Motels - 0.4%
1,291,500	Kingdom Hotel Investments (ADR)*	11,579,447
Insurance Brokers - 0.2%
429,254	Eurodekania, Ltd.*,oo,§	5,809,758
Internet Connectivity Services - 0.5%
310,100	NDS Group PLC (ADR)*	14,559,195
Investment Companies - 1.7%
549,725	Bradespar S.A.	20,888,980
2,460,276	SM Investments Corp.	22,532,748
		43,421,728
Investment Management and Advisory Services - 0.3%
820,700	Bluebay Asset Management*	8,098,670
Medical - Biomedical and Genetic - 1.5%
674,525	Celgene Corp.*	38,670,518

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 7

Janus Aspen International Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares/Principal/Contract Amounts		Value
Medical - Drugs - 3.2%
176,829	Roche Holding A.G.	$31,368,300
799,300	Takeda Pharmaceutical Company, Ltd.#	51,584,732
		82,953,032
Multimedia - 2.0%
3,135,716	Publishing & Broadcasting, Ltd.	51,977,633
Non-Hazardous Waste Disposal - 0.3%
13,843,345	China Water Affairs Group, Ltd.*	8,058,564
Oil and Gas Drilling - 2.4%
1,887,985	Nabors Industries, Ltd.*,#	63,020,939
Oil Companies - Exploration and Production - 2.2%
629,051	Niko Resources, Ltd.	57,280,401
Oil Companies - Integrated - 1.0%
184,985	Lukoil (ADR)	13,956,294
96,345	Petroleo Brasileiro S.A. (ADR)	11,683,758
		25,640,052
Oil Field Machinery and Equipment - 0.6%
1,804,478	Wellstream Holdings PLC*	15,445,575
Oil Refining and Marketing - 5.2%
161,720	Petroplus Holdings A.G.*	16,603,209
2,884,370	Reliance Industries, Ltd.	120,160,044
		136,763,253
Petrochemicals - 0.3%
217,075	LG Petrochemical Company, Ltd.	8,464,058
Public Thoroughfares - 1.5%
1,194,953	Companhia de Concessoes Rodoviarias	21,997,294
903,160	Obrascon Huarte Lain Brasil S.A.*	17,042,522
		39,039,816
Real Estate Management/Services - 1.3%
260,700	Daito Trust Construction Company, Ltd.#	12,404,010
79,112	Orco Property Group	12,472,512
934,400	Sao Carlos Empreendimentos e Participacoes S.A.*	9,203,525
		34,080,047
Real Estate Operating/Development - 8.7%
1,052,435	Ablon Group*	5,914,697
42,731,286	Ayala Land, Inc.	16,090,694
1,573,740	Brascan Residential Properties S.A.*	12,441,439
2,856,000	CapitaLand, Ltd.	15,088,729
60,914,000	China Overseas Land & Investment, Ltd.	95,058,523
4,851,800	Cyrela Brazil Realty S.A.	60,113,022
313,935	Iguatemi Empresa de Shopping Centers S.A.*	5,743,269
941,105	PDG Realty S.A. Empreendimentos e Participacoes*	10,245,311
518,950	Rodobens Negocios Imobiliarios S.A.*	7,061,917
		227,757,601
Recreational Centers - 0.9%
2,259,464	Orascom Hotels & Development*	23,608,999
Retail - Consumer Electronics - 1.0%
251,000	Yamada Denki Company, Ltd.#	26,171,664
Retail - Major Department Stores - 1.3%
982,105	KarstadtQuelle A.G.*	33,101,424

Shares/Principal/Contract Amounts		Value
Semiconductor Components/Integrated Circuits - 4.9%
2,141,735	Actions Semiconductor Company, Ltd. (ADR)*	$13,171,670
1,689,235	Marvell Technology Group, Ltd.*	30,760,969
37,925,437	Taiwan Semiconductor Manufacturing Company, Ltd.	81,779,263
687,260	Vimicro International Corp. (ADR)*	3,986,108
		129,698,010
Semiconductor Equipment - 1.4%
1,289,369	ASML Holding N.V.*	35,532,408
Sugar - 1.8%
2,202,743	Bajaj Hindusthan, Ltd.	9,173,691
426,300	Bajaj Hindusthan, Ltd. (GDR) (144A)	1,774,208
4,484,380	Balrampur Chini Mills, Ltd.	8,403,118
1,570,503	Cosan S.A. Industria e Comercio*	25,662,133
188,869	Shree Renuka Sugars, Ltd.	3,024,238
		48,037,388
Telecommunication Services - 3.9%
1,865,450	Amdocs, Ltd. (U.S. Shares)*,#	74,282,219
2,309,279	Reliance Communications, Ltd.	29,281,036
		103,563,255
Telephone - Integrated - 0.3%
380,915	GVT Holdings S.A.*	6,704,025
Transportation - Marine - 0.1%
231,390	Star Asia Financial, Ltd. (144A)*,oo,§	2,545,290
Wireless Equipment - 1.0%
6,696,768	Telefonaktiebolaget L.M. Ericsson - Class B	26,713,807
Total Common Stock (cost $1,849,842,070)		2,621,966,399
Purchased Options - Puts - 0%
5,220	Brazil Bovespa Stock Index, expires August 2007, exercise price $197.81 (premiums paid $3,923,822)	173,410
Other Securities - 2.8%
67,192,156	State Street Navigator Securities Lending Prime Portfolio†	67,192,156
5,652,604	U.S. Treasury Notes/Bonds†	5,652,604
Total Other Securities (total cost $72,844,760)		72,844,760
Total Investments (total cost $1,926,610,652) – 102.5%		2,694,984,569
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(65,282,776)
Net Assets – 100%		$2,629,701,793

See Notes to Schedules of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$51,977,633	1.9%
Bermuda	394,908,072	14.7%
Brazil	328,710,276	12.2%
Canada	119,890,978	4.4%
Cayman Islands	99,837,967	3.7%
China	13,414,921	0.5%
Egypt	23,608,999	0.9%
France	29,476,229	1.1%
Germany	64,641,481	2.4%
Hong Kong	152,606,716	5.7%
Hungary	5,914,697	0.2%
India	238,811,915	8.9%
Ireland	8,433,675	0.3%
Italy	9,020,237	0.3%
Japan	258,413,502	9.6%
Luxembourg	12,472,512	0.4%
Mexico	16,015,248	0.6%
Netherlands	35,532,408	1.3%
Philippines	56,418,413	2.1%
Russia	13,956,294	0.5%
Singapore	15,088,729	0.6%
South Korea	158,201,004	5.9%
Sweden	26,713,807	1.0%
Switzerland	82,978,871	3.1%
Taiwan	93,608,798	3.5%
United Kingdom	252,111,588	9.3%
United States††	132,219,599	4.9%
Total	$2,694,984,569	100.0%

††Includes Other Securities (2.2% excluding Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 9

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen International Growth Portfolio
Assets:
Investments at cost(1)	$1,926,611
Investments at value(1)	$2,694,985
Cash denominated in foreign currency (cost $7,895)	7,888
Receivables:
Investments sold	11,004
Portfolio shares sold	1,789
Dividends	3,945
Interest	17
Other assets	3
Total Assets	2,719,631
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	72,845
Due to custodian	912
Investments purchased	11,343
Portfolio shares repurchased	1,763
Advisory fees	1,370
Transfer agent fees and expenses	–
Distribution fees - Service Shares	273
Distribution fees - Service II Shares	74
Non-interested Trustees' fees and expenses	14
Foreign tax liability	1,271
Accrued expenses	64
Total Liabilities	89,929
Net Assets	$2,629,702
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,712,217
Undistributed net investment income/(loss)*	(12,634)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	162,977
Unrealized net appreciation/(depreciation) of investments and foreign currency translations(2)	767,142
Total Net Assets	$2,629,702
Net Assets - Institutional Shares	$918,091
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,765
Net Asset Value Per Share	$58.24
Net Assets - Service Shares	$1,347,016
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	23,409
Net Asset Value Per Share	$57.54
Net Assets - Service II Shares	$364,595
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,312
Net Asset Value Per Share	$57.76

*See Note 3 in Notes to Financial Statements.

(1) Investments at cost and value include $70,158,205 of securities loaned (Note 1).

(2) Net of foreign taxes on investments of $1,270,999.

See Notes to Financial Statements.
10 Janus Aspen Series June 30, 2007

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen International Growth Portfolio
Investment Income:
Interest	$4
Securities lending income	256
Dividends	20,375
Dividends from affiliates	314
Foreign tax withheld	(1,866)
Total Investment Income	19,083
Expenses:
Advisory fees	7,567
Transfer agent expenses	3
Registration fees	16
Custodian fees	404
Professional fees	9
Non-interested Trustees' fees and expenses	36
Distribution fees - Service Shares	1,479
Distribution fees - Service II Shares	398
Other expenses	214
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	10,126
Expense and Fee Offset	–
Net Expenses	10,126
Net Investment Income/(Loss)	8,957
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	284,309
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations(1)	24,861
Payment from affiliate (Note 2)	1
Net Gain/(Loss) on Investments	309,171
Net Increase/(Decrease) in Net Assets Resulting from Operations	$318,128

(1)  Net of foreign taxes on investments of $1,270,999.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 11

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen International Growth Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$8,957	$27,038
Net realized gain/(loss) from investment and foreign currency transactions	284,309	304,159
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	24,861	324,983
Payment from affiliate (Note 2)	1	9
Net Increase/(Decrease) in Net Assets Resulting from Operations	318,128	656,189
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(3,438)	(13,793)
Service Shares	(3,877)	(15,757)
Service II Shares	(1,044)	(4,335)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(8,359)	(33,885)
Capital Share Transactions:
Shares sold
Institutional Shares	82,250	233,326
Service Shares	188,923	236,692
Service II Shares	67,702	151,658
Redemption fees
Service II Shares	51	69
Reinvested dividends and distributions
Institutional Shares	3,438	13,793
Service Shares	3,877	15,757
Service II Shares	1,044	4,335
Shares repurchased
Institutional Shares	(124,692)	(204,513)
Service Shares	(75,035)	(116,835)
Service II Shares	(49,011)	(33,625)
Net Increase/(Decrease) from Capital Share Transactions	98,547	300,657
Net Increase/(Decrease) in Net Assets	408,316	922,961
Net Assets:
Beginning of period	2,221,386	1,298,425
End of period	$2,629,702	$2,221,386
Undistributed net investment income/(loss)*	$(12,634)	$(13,232)

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen International Growth Portfolio
fiscal year ended December 31	2007	2006		2005	2004		2003	2002
Net Asset Value, Beginning of Period	$51.21	$35.54		$27.19	$23.06		$17.30	$23.47
Income from Investment Operations:
Net investment income/(loss)	.24	.56		.41	.30		.24	.18
Net gain/(loss) on securities (both realized and unrealized)	7.01	15.97		8.30	4.05		5.75	(6.17)
Total from Investment Operations	7.25	16.53		8.71	4.35		5.99	(5.99)
Less Distributions and Other:
Dividends (from net investment income)*	(.22)	(.86)		(.36)	(.22)		(.23)	(.18)
Distributions (from capital gains)*	–	–		–	–		–	–
Payment from affiliate	–	–	(1)	–	–	(1)	–	–
Total Distributions and Other	(.22)	(.86)		(.36)	(.22)		(.23)	(.18)
Net Asset Value, End of Period	$58.24	$51.21		$35.54	$27.19		$23.06	$17.30
Total Return**	14.16%	46.98	%(2)	32.28%	18.99	%(2)	34.91%	(25.58)%
Net Assets, End of Period (in thousands)	$918,091	$844,734		$549,948	$465,055		$637,918	$598,972
Average Net Assets for the Period (in thousands)	$872,061	$691,150		$473,781	$556,677		$595,791	$736,907
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.70%	0.71%		0.70%	0.69%		0.76%	0.74%
Ratio of Net Expenses to Average Net Assets***(4)	0.70%	0.71%		0.70%	0.68%		0.76%	0.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.91%	1.79%		1.05%	1.02%		1.26%	0.90%
Portfolio Turnover Rate***	66%	60%		57%	65%		123%	74%

Service Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen International Growth Portfolio
fiscal year ended December 31	2007	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$50.62	$35.17		$26.94		$22.89		$17.18	$23.30
Income from Investment Operations:
Net investment income/(loss)	.20	.46		.31		.20		.18	.13
Net gain/(loss) on securities (both realized and unrealized)	6.89	15.79		8.24		4.05		5.71	(6.12)
Total from Investment Operations	7.09	16.25		8.55		4.25		5.89	(5.99)
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.80)		(.32)		(.20)		(.18)	(.13)
Distributions (from capital gains)*	–	–		–		–		–	–
Payment from affiliate	–	–	(1)	–	(1)	–	(1)	–	–
Total Distributions and Other	(.17)	(.80)		(.32)		(.20)		(.18)	(.13)
Net Asset Value, End of Period	$57.54	$50.62		$35.17		$26.94		$22.89	$17.18
Total Return**	14.00%	46.66	%(2)	31.94	%(2)	18.69	%(2)	34.53%	(25.76)%
Net Assets, End of Period (in thousands)	$1,347,016	$1,072,922		$635,357		$498,735		$457,965	$380,620
Average Net Assets for the Period (in thousands)	$1,192,900	$826,815		$523,662		$457,088		$391,922	$477,995
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.95%	0.96%		0.95%		0.94%		1.01%	0.99%
Ratio of Net Expenses to Average Net Assets***(4)	0.95%	0.96%		0.95%		0.93%		1.01%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.67%	1.49%		0.78%		0.77%		0.99%	0.67%
Portfolio Turnover Rate***	66%	60%		57%		65%		123%	74%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 13

Financial Highlights (continued)

Service II Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen International Growth Portfolio
fiscal year ended December 31	2007		2006		2005		2004		2003	2002(1)
Net Asset Value, Beginning of Period	$50.80		$35.38		$27.11		$23.02		$17.27	$23.24
Income from Investment Operations:
Net investment income/(loss)	.19		.49		.30		.20		.17	.04
Net gain/(loss) on securities (both realized and unrealized)	6.93		15.85		8.31		4.08		5.75	(6.01)
Total from Investment Operations	7.12		16.34		8.61		4.28		5.92	(5.97)
Less Distributions and Other:
Dividends (from net investment income)*	(.17)		(.94)		(.34)		(.20)		(.18)	(.04)
Distributions (from capital gains)*	–		–		–		–		–	–
Redemption fees	.01		.02		–	(2)	.01		.01	.04
Payment from affiliate	–	(3)	–	(3)	–	(3)	–	(3)	–	–
Total Distributions and Other	(.16)		(.92)		(.34)		(.19)		(.17)	–
Net Asset Value, End of Period	$57.76		$50.80		$35.38		$27.11		$23.02	$17.27
Total Return**	14.03	%(4)	46.70	%(4)	31.97	%(4)	18.75	%(4)	34.55%	(25.51)%
Net Assets, End of Period (in thousands)	$364,595		$303,730		$113,120		$72,194		$60,206	$35,742
Average Net Assets for the Period (in thousands)	$321,109		$186,734		$82,746		$63,943		$47,299	$15,892
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.95%		0.96%		0.95%		0.94%		1.01%	1.01%
Ratio of Net Expenses to Average Net Assets***(6)	0.95%		0.95%		0.95%		0.93%		1.01%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.66%		1.26%		0.78%		0.79%		0.98%	0.47%
Portfolio Turnover Rate***	66%		60%		57%		65%		123%	74%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain amounts have been reclassified from the original presentation to conform to current year presentation.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year or period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%

(6)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.
14 Janus Aspen Series June 30, 2007

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the MSCI EAFE® Index, which are categorized as growth securities. The index includes reinvestment of dividends, net of foreign withholding taxes.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan at June 30, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of June 30, 2007)

	Value	Value as a % of Net Assets
Janus Aspen International Growth Portfolio
Eurodekania, Ltd.	$5,809,758	0.2%
TI Automotive, Ltd.	–	0.0%
Star Asia Financial, Ltd. (144A)	2,545,290	0.1%
	$8,355,048	0.3%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen International Growth Portfolio
Eurodekania, Ltd.ºº	3/8/07	$5,628,245	$5,809,758	0.2%
Polytec Asset Holdings, Ltd.	5/5/06	8,663,678	11,476,204	0.4%
Star Asia Financial, Ltd. (144A)ºº	2/22/07 - 6/22/07	2,399,730	2,545,290	0.1%
		$16,691,653	$19,831,252	0.7%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2007. The issuer incurs all registration costs.

Janus Aspen Series June 30, 2007 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen International Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call

16 Janus Aspen Series June 30, 2007

back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2007
Janus Aspen International Growth Portfolio	$70,158,205

As of June 30, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2007
Janus Aspen International Growth Portfolio	$72,844,760

As of June 30, 2007, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio, except for $5,652,604 which was invested in U.S. Treasury Notes/Bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of June 30, 2007, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations in "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Portfolio did not recognize any realized gains and/or losses during the six-month period ended June 30, 2007.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options. As of June 30, 2007, the Portfolio was not invested in written option contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" (uncovered) short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of June 30, 2007, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

18 Janus Aspen Series June 30, 2007

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of June 30, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $2,277 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Portfolio were $51,229 for the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

During the fiscal year ended December 31, 2006, Janus Services reimbursed the Portfolio $605 for Institutional Shares, $5,520 for Service Shares and $887 for Service II Shares, as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2006, Janus Capital reimbursed the Portfolio $847 for Institutional Shares, $988 for Service Shares and $196 for Service II Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the six-month period ended June 30, 2007, Janus Services reimbursed the Portfolio $931 for Service II Shares as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as

20 Janus Aspen Series June 30, 2007

affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen International Growth Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$28,478,303	$28,478,303	$56,677	$–
Janus Institutional Cash Reserves Fund	9,051,852	11,124,852	10,876	–
Janus Institutional Money Market Fund – Institutional Shares	194,521,033	194,521,033	157,754	–
Janus Money Market Fund – Institutional Shares	112,507,260	121,396,260	88,299	–
	$344,558,448	$355,520,448	$313,606	$–

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2006, the Portfolio incurred "Post-October" losses of $168,641 during the period from November 1, 2006 through December 31, 2006. These losses will be deferred for tax purposes and recognized in 2007.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen International Growth Portfolio	$1,947,369,529	$815,489,872	$(67,874,832)	$747,615,040

Net capital loss carryovers as of December 31, 2006 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2006

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen International Growth Portfolio(1)	$(399,260)	$(72,007,451)	$(41,867,556)	$(114,274,267)

(1)  Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen International Growth Portfolio	$307,907,110

Janus Aspen Series June 30, 2007 21

Notes to Financial Statements (unaudited) (continued)

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen International Growth Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,544	5,510
Reinvested dividends and distributions	59	321
Shares repurchased	(2,334)	(4,811)
Net Increase/(Decrease) in Portfolio Shares	(731)	1,020
Shares Outstanding, Beginning of Period	16,496	15,476
Shares Outstanding, End of Period	15,765	16,496
Transactions in Portfolio Shares – Service Shares
Shares sold	3,553	5,523
Reinvested dividends and distributions	68	370
Shares repurchased	(1,409)	(2,759)
Net Increase/(Decrease) in Portfolio Shares	2,212	3,134
Shares Outstanding, Beginning of Period	21,197	18,063
Shares Outstanding, End of Period	23,409	21,197
Transactions in Portfolio Shares – Service II Shares
Shares sold	1,271	3,502
Reinvested dividends and distributions	18	97
Shares repurchased	(956)	(817)
Net Increase/(Decrease) in Portfolio Shares	333	2,782
Shares Outstanding, Beginning of Period	5,979	3,197
Shares Outstanding, End of Period	6,312	5,979

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen International Growth Portfolio	$884,230,469	$775,688,187	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan

22 Janus Aspen Series June 30, 2007

(Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2007 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

24 Janus Aspen Series June 30, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to- market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written option contracts follows the Portfolio's Schedule of Investments (if applicable). Written option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

Janus Aspen Series June 30, 2007 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of

26 Janus Aspen Series June 30, 2007

reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2007 27

Notes

28 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-901  109-24-707 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Large Cap Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Additional Information	23

Explanations of Charts, Tables and Financial Statements	24

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Large Cap Growth Portfolio (unaudited)

Portfolio Snapshot

This portfolio invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the portfolio is invested in small- and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.

David Corkins

portfolio manager

Performance Review

My goal for the Portfolio is to seek superior long-term returns for shareholders. In practice, these returns are measured by positive absolute performance and consistent execution in both up and down markets.

For the six months ended June 30, 2007, Janus Aspen Large Cap Growth Portfolio's Institutional Shares and Service Shares advanced 9.60% and 9.46%, respectively, outperforming the Portfolio's primary benchmark, the Russell 1000® Growth Index, which gained 8.13%. The Portfolio also outperformed its secondary benchmark, the S&P 500® Index, which returned 6.96%.

The Investment Environment

Equity markets worldwide rallied during much of the first six months of the year. Many ended the period at near-record levels amid global economic strength, an active merger and acquisition (M&A) and private equity environment, and stronger-than-expected corporate earnings growth. Within the U.S., inflation continued to moderate while employment growth remained firm and the economy showed signs of rebounding from what had been a slow start to 2007. The somewhat better-than-expected economic data during the second quarter and concerns that inflation will fail to moderate further helped to spark a rise in long-term interest rates late in the time period. As a result, the yield curve began to normalize, with long-term rates higher than short-term rates, during the first half of the year. Growing problems within the subprime mortgage market, persistent weakness in housing and rising energy prices led to continued uncertainty over the near-term future of the U.S. economy.

The Federal Reserve (Fed) confirmed its neutral posture on monetary policy. It seems less likely to cut the Fed Funds rate any time this year – as it opted to focus on longer-term inflation instead of moderating short-term inflation levels at its June meeting. The period closed with several loose ends, contributing to increased volatility in the equity markets. The uptick in volatility was not limited to the U.S. as markets across the globe experienced similar increases, leading to questions about whether the robust deal-making activity seen during the first half of the year could maintain a solid pace and continue to provide key valuation support for equity prices worldwide.

Utilities and Industrial Picks Boosted Performance

Within the Portfolio, holdings within the utilities and industrials sectors made positive contributions to performance during the period.

Among the utility holdings, wholesale power provider NRG Energy generated significant gains and was the largest individual contributor to performance for the six-month period. I was initially attracted to NRG last year due to what I saw as its reasonable valuation, high free cash flow generation, improving returns on capital and a management team focused on creating shareholder value. A buy-out of Texas-based TXU, a smaller holding in the Portfolio, which also contributed positively to performance, refocused investor attention on the utility industry and led to a positive revaluation of the group.

Within industrials, Precision Castparts, a supplier to Boeing and other aerospace manufacturers, benefited from Boeing's market share gains in the wide-body commercial aircraft market. Precision Castparts also reported improved margins and returns in its specialty metals division. While remaining constructive on the outlook for the company, I trimmed back the position as the risk/reward profile changed due to the strong increase in the share price.

Financial and Technology Holdings Detracted From Performance

Portfolio holdings within the financials and technology sectors detracted from performance during the six-month period.

The single largest detractor from performance was Advanced Micro Devices (AMD). My initial thesis on AMD centered on its manufacturing advantages and potential to improve margins and returns as the company captured market share from its competitor Intel. However, AMD's fundamental outlook has been negatively impacted by the price war taking place between it and Intel, as well as industry oversupply issues. The company's 2006 acquisition of ATI Technologies severely diluted returns on capital. For these reasons, I elected to exit the position during the period.

Within financials, Merrill Lynch declined in sympathy with the volatility in the equity markets, which also negatively impacted another Portfolio holding, UBS. Additionally, American Express, despite posting 16% growth in billed business (card growth plus increased usage) in its most recent quarterly report, gave up ground on potential anxiety about the health of the consumer. I held this position during the period.

2 Janus Aspen Series June 30, 2007

(unaudited)

Looking Forward

With most U.S. equity indices near all-time highs at the end of the period, several fundamental factors may provide directional cues. Despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, at the end of the period the U.S. unemployment rate was near historic lows. This mitigated the impact of the housing slowdown on consumer spending and the overall U.S. economy. The investment team will watch the labor market closely for any sign of a slowdown that could impact consumer sentiment and economic growth.

Similarly, we will monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration. U.S. corporate profit growth experienced double-digit gains for several years, which, combined with strong liquidity from corporate M&A and private equity transactions, supported higher equity valuations. We will continue to watch both the future path of corporate earnings and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained.

Thank you for your investment in Janus Aspen Large Cap Growth Portfolio.

Janus Aspen Large Cap Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
NRG Energy, Inc.	0.99%
Precision Castparts Corp.	0.91%
Apple, Inc.	0.68%
Texas Instruments, Inc.	0.63%
EMC Corp.	0.59%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(0.42)%
Merrill Lynch & Company, Inc.	(0.15)%
Staples, Inc.	(0.14)%
Procter & Gamble Co.	(0.12)%
Whole Foods Market, Inc.	(0.11)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Information Technology	2.72%	20.59%	26.45%
Industrials	1.92%	13.60%	14.36%
Utilities	1.30%	3.98%	1.48%
Health Care	1.11%	12.31%	17.32%
Energy	1.06%	6.03%	4.21%

5 Lowest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Financials	0.19%	15.10%	8.54%
Consumer Staples	0.27%	9.98%	9.76%
Consumer Discretionary	0.30%	11.08%	14.03%
Telecommunication Services	0.40%	3.00%	0.92%
Materials	0.70%	4.34%	2.94%

Janus Aspen Series June 30, 2007 3

Janus Aspen Large Cap Growth Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007

Boeing Co. Aerospace and Defense	3.1%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.0%
Exxon Mobil Corp. Oil Companies - Integrated	2.9%
Procter & Gamble Co. Cosmetics and Toiletries	2.7%
Roche Holding A.G. Medical - Drugs	2.6%
14.3%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Emerging markets comprised 1.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

4 Janus Aspen Series June 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007										Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen Large Cap Growth Portfolio - Institutional Shares	9.60%	20.75%		8.82%		5.78%		8.94%		0.69%
Janus Aspen Large Cap Growth Portfolio - Service Shares	9.46%	20.45%		8.55%		5.50%		8.63%		0.94%
Russell 1000® Growth Index	8.13%	19.04%		9.28%		4.39%		9.09%
S&P 500® Index	6.96%	20.59%		10.71%		7.13%		10.94%
Lipper Quartile - Institutional Shares	–	1	st	2	nd	2	nd	2	nd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	–	33/194		57/143		24/49		12/25

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Aspen Series June 30, 2007 5

Janus Aspen Large Cap Growth Portfolio (unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example – Institutional Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,096.00	$3.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41
Expense Example – Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,094.60	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.18	$4.66

(1) Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares and 0.93% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – September 13, 1993

6 Janus Aspen Series June 30, 2007

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Common Stock - 93.8%
Aerospace and Defense - 4.5%
592,159	BAE Systems PLC**	$4,797,716
297,214	Boeing Co.	28,580,097
84,275	Lockheed Martin Corp.	7,932,806
		41,310,619
Agricultural Chemicals - 3.0%
194,930	Monsanto Co.	13,165,572
73,079	Syngenta A.G.	14,248,945
		27,414,517
Agricultural Operations - 0.8%
218,350	Archer-Daniels-Midland Co.	7,225,202
Apparel Manufacturers - 0.8%
558,002	Esprit Holdings, Ltd.	7,103,872
Audio and Video Products - 0.8%
147,655	Sony Corp.**	7,587,351
Automotive - Cars and Light Trucks - 1.0%
141,989	BMW A.G.**,#	9,144,860
Beverages - Non-Alcoholic - 0.5%
88,680	Coca-Cola Co.	4,638,851
Building - Residential and Commercial - 0.4%
4,838	NVR, Inc.*,#	3,288,631
Casino Hotels - 1.7%
96,850	Harrah's Entertainment, Inc.	8,257,431
81,345	Station Casinos, Inc.	7,060,746
		15,318,177
Cellular Telecommunications - 1.1%
159,785	America Movil S.A. de C.V. - Series L (ADR)	9,895,485
Chemicals - Diversified - 0.6%
83,900	Shin-Etsu Chemical Company, Ltd.**	5,985,738
Commercial Services - Finance - 0.9%
59,965	Moody's Corp.	3,729,823
224,015	Western Union Co.	4,666,232
		8,396,055
Computers - 3.5%
132,410	Apple, Inc.*,**	16,159,315
235,435	Hewlett-Packard Co.	10,505,110
30,397	Research In Motion, Ltd. (U.S. Shares)*	6,079,096
		32,743,521
Computers - Memory Devices - 1.8%
937,110	EMC Corp.*,#	16,961,691
Containers - Metal and Glass - 0.8%
138,116	Ball Corp.	7,343,628
Cosmetics and Toiletries - 3.6%
220,950	Avon Products, Inc.	8,119,912
408,151	Procter & Gamble Co.	24,974,759
		33,094,671
Data Processing and Management - 0.7%
173,806	Paychex, Inc.	6,799,291
Diversified Operations - 2.6%
630,345	General Electric Co.	24,129,607
E-Commerce/Services - 1.0%
151,775	eBay, Inc.*	4,884,120
209,240	Liberty Media Corp. - Interactive*	4,672,329
		9,556,449

Shares or Principal Amount		Value
Electric - Integrated - 1.5%
205,105	TXU Corp.#	$13,803,567
Electric Products - Miscellaneous - 0.5%
105,790	Emerson Electric Co.	4,950,972
Electronic Components - Semiconductors - 2.3%
572,635	Texas Instruments, Inc.	21,548,255
Electronic Forms - 0.7%
152,767	Adobe Systems, Inc.*	6,133,595
Enterprise Software/Services - 1.8%
530,055	Oracle Corp.*	10,447,385
115,635	SAP A.G. (ADR)**,#	5,905,479
		16,352,864
Entertainment Software - 1.0%
205,015	Electronic Arts, Inc.*	9,701,310
Finance - Consumer Loans - 0.9%
136,970	SLM Corp.	7,886,733
Finance - Credit Card - 1.3%
190,475	American Express Co.	11,653,261
Finance - Investment Bankers/Brokers - 6.2%
572,265	JP Morgan Chase & Co.	27,726,238
139,382	Merrill Lynch & Company, Inc.	11,649,548
168,092	UBS A.G.	10,048,380
134,646	UBS A.G. (U.S. Shares)	8,080,106
		57,504,272
Finance - Mortgage Loan Banker - 1.3%
184,235	Fannie Mae	12,036,073
Finance - Other Services - 0.8%
14,500	Chicago Mercantile Exchange Holdings, Inc.	7,748,220
Food - Retail - 0.7%
355,449	Tesco PLC **	2,975,586
93,063	Whole Foods Market, Inc.#	3,564,313
		6,539,899
Independent Power Producer - 2.4%
530,790	NRG Energy, Inc.*,#	22,064,940
Internet Infrastructure Software - 0.6%
119,010	Akamai Technologies, Inc.*,#	5,788,646
Investment Management and Advisory Services - 0.7%
125,545	Blackstone Group LP*	3,674,702
60,585	T. Rowe Price Group, Inc.	3,143,756
		6,818,458
Medical - Biomedical and Genetic - 1.6%
185,241	Celgene Corp.*	10,619,867
41,090	Genentech, Inc.*	3,108,869
21,505	Genzyme Corp.*	1,384,922
		15,113,658
Medical - Drugs - 4.1%
283,110	Merck & Company, Inc.	14,098,878
136,207	Roche Holding A.G.	24,162,224
		38,261,102
Medical - HMO - 1.8%
296,420	Coventry Health Care, Inc.*	17,088,613
Medical - Wholesale Drug Distributors - 0.3%
45,770	Cardinal Health, Inc.#	3,233,193
Metal Processors and Fabricators - 2.1%
160,970	Precision Castparts Corp.**	19,535,319

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 7

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Multi-Line Insurance - 1.1%
139,410	American International Group, Inc.	$9,762,882
Multimedia - 1.6%
479,390	News Corporation, Inc. - Class A	10,167,862
297,177	Publishing & Broadcasting, Ltd.	4,926,006
		15,093,868
Networking Products - 0.6%
193,042	Cisco Systems, Inc.*	5,376,220
Oil and Gas Drilling - 0.5%
147,610	Nabors Industries, Ltd.*,#	4,927,222
Oil Companies - Exploration and Production - 1.1%
55,524	Apache Corp.**	4,530,203
90,890	EnCana Corp. (U.S. Shares)	5,585,191
		10,115,394
Oil Companies - Integrated - 3.4%
321,039	Exxon Mobil Corp.	26,928,752
76,320	Hess Corp.	4,499,827
		31,428,579
Oil Refining and Marketing - 0.8%
99,035	Valero Energy Corp.**	7,314,725
Optical Supplies - 0.5%
35,780	Alcon, Inc. (U.S. Shares)	4,827,080
Reinsurance - 0.8%
2,176	Berkshire Hathaway, Inc. - Class B*	7,844,480
Retail - Apparel and Shoe - 2.4%
136,187	Industria de Diseno Textil S.A.**	8,033,293
275,130	Nordstrom, Inc.	14,064,645
		22,097,938
Retail - Consumer Electronics - 0.8%
152,140	Best Buy Company, Inc.	7,100,374
Retail - Drug Store - 2.0%
502,474	CVS/Caremark Corp.	18,315,177
Retail - Office Supplies - 1.0%
408,368	Staples, Inc.	9,690,573
Savings/Loan/Thrifts - 0.7%
289,425	Hudson City Bancorp, Inc.#	3,536,774
225,875	NewAlliance Bancshares, Inc.#	3,324,880
		6,861,654
Semiconductor Components/Integrated Circuits - 0.3%
161,690	Marvell Technology Group, Ltd.*	2,944,375
Soap and Cleaning Preparations - 1.3%
224,051	Reckitt Benckiser PLC**	12,268,141
Telecommunication Equipment - Fiber Optics - 0.8%
291,095	Corning, Inc.*,**	7,437,477
Telecommunication Services - 0.8%
262,865	NeuStar, Inc. - Class A*	7,615,199
Therapeutics - 1.6%
133,835	Amylin Pharmaceuticals, Inc.*,#	5,508,649
237,606	Gilead Sciences, Inc.*	9,211,984
		14,720,633
Tobacco - 0.5%
64,461	Altria Group, Inc.	4,521,295

Shares or Principal Amount		Value
Transportation - Railroad - 1.3%
144,440	Canadian National Railway Co. (U.S. Shares)	$7,356,329
38,585	Union Pacific Corp.	4,443,063
		11,799,392
Transportation - Services - 1.1%
194,645	C.H. Robinson Worldwide, Inc.#	10,222,755
Web Portals/Internet Service Providers - 3.1%
23,395	Google, Inc. - Class A*	12,244,475
590,709	Yahoo!, Inc.*	16,025,935
		28,270,410
Wireless Equipment - 3.0%
258,055	Crown Castle International Corp.*,#	9,359,655
206,382	Nokia Oyj (ADR)**,#	5,801,398
286,775	QUALCOMM, Inc.	12,443,167
		27,604,220
Total Common Stock (cost $641,573,768)		869,861,229
Money Markets - 6.2%
5,544,402	Janus Institutional Cash Management Fund - Institutional Shares, 5.34%	5,544,402
52,015,629	Janus Institutional Money Market Fund - Institutional Shares, 5.28%	52,015,629
Total Money Markets (cost $57,560,031)		57,560,031
Other Securities - 5.3%
48,379,829	State Street Navigator Securities Lending Prime Portfolio†	48,379,829
800,254	U.S. Treasury Notes/Bonds†	800,254
Total Other Securities (cost $49,180,083)		49,180,083
Short-Term U.S. Treasury Bill - 0.2%
$1,380,000	U.S. Treasury Bill, 4.77%, due 9/20/07** (cost $1,365,189)	1,365,648
Total Investments (total cost $749,679,071) – 105.5%		977,966,991
Liabilities, net of Cash, Receivables and Other Assets – (5.5)%		(50,716,305)
Net Assets – 100%		$927,250,686

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$4,926,006	0.5%
Bermuda	14,975,469	1.5%
Canada	19,020,616	2.0%
Finland	5,801,398	0.6%
Germany	15,050,339	1.5%
Japan	13,573,089	1.4%
Mexico	9,895,485	1.0%
Spain	8,033,293	0.8%
Switzerland	61,366,735	6.3%
United Kingdom	20,041,443	2.1%
United States††	805,283,118	82.3%
Total	$977,966,991	100.0%

††Includes Short-Term Securities and Other Securities (71.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
British Pound 10/17/07	1,515,000	$3,036,527	$(112,577)
Euro 10/18/07	900,000	1,222,257	4,425
Euro 11/29/07	5,050,000	6,865,619	(18,677)
Japanese Yen 10/18/07	230,000,000	1,895,243	69,326
Total		$13,019,646	$(57,503)

Value
Schedule of Written Options - Calls
Apache Corp. expires October 2007 117 contracts exercise price $95.00	$(11,700)
Apple, Inc. expires July 2007 86 contracts exercise price $120.00	(51,600)
Apple, Inc. expires July 2007 61 contracts exercise price $140.00	(3,355)
Apple, Inc. expires July 2007 61 contracts exercise price $150.00	(915)
Apple, Inc. expires August 2007 61 contracts exercise price $150.00	(6,405)
Apple, Inc. expires August 2007 61 contracts exercise price $160.00	(2,745)
Corning, Inc. expires August 2007 180 contracts exercise price $30.00	(3,600)
Precision Castparts Corp. expires July 2007 119 contracts exercise price $130.00	(2,975)
Precision Castparts Corp. expires September 2007 57 contracts exercise price $125.00	(28,500)
Precision Castparts Corp. expires September 2007 32 contracts exercise price $130.00	(10,240)
Valero Energy Corp. expires January 2008 173 contracts exercise price $100.00	(15,224)
Total Written Options - Calls
(Premiums received $117,998)	$(137,259)

Value
Schedule of Written Options - Puts
Best Buy Company, Inc. expires September 2007 286 contracts exercise price $45.00	$(38,610)
Total Written Options - Puts
(Premiums received $57,771)	$(38,610)

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 9

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Large Cap Growth Portfolio
Assets:
Investments at cost(1)	$749,679
Investments at value(1)	$977,967
Cash	81
Cash denominated in foreign currency (cost $32)	32
Receivables:
Investments sold	5,209
Portfolio shares sold	2,664
Dividends	703
Interest	178
Other assets	2
Forward currency contracts	74
Total Assets	986,910
Liabilities:
Payables:
Options written, at value (premiums received of $176)	176
Collateral for securities loaned (Note 1)	49,180
Investments purchased	8,930
Portfolio shares repurchased	661
Advisory fees	474
Transfer agent fees and expenses	–
Distribution fees - Service Shares	43
Non-interested Trustees' fees and expenses	12
Accrued expenses	51
Forward currency contracts	132
Total Liabilities	59,659
Net Assets	$927,251
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,851,626
Undistributed net investment income/(loss)*	611
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(1,153,215)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	228,229
Total Net Assets	$927,251
Net Assets - Institutional Shares	$691,313
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	27,391
Net Asset Value Per Share	$25.24
Net Assets - Service Shares	$235,938
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,469
Net Asset Value Per Share	$24.92

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $47,880,396 of securities loaned (Note 1).

See Notes to Financial Statements.
10 Janus Aspen Series June 30, 2007

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Large Cap Growth Portfolio
Investment Income:
Interest	$74
Securities lending income	59
Dividends	6,618
Dividends from affiliates	230
Foreign tax withheld	(219)
Total Investment Income	6,762
Expenses:
Advisory fees	2,693
Transfer agent fees and expenses	2
Registration fees	14
Custodian fees	40
Professional fees	11
Non-interested Trustees' fees and expenses	19
Distribution fees - Service Shares	202
Other expenses	91
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	3,072
Expense and Fee Offset	–
Net Expenses	3,072
Net Investment Income/(Loss)	3,690
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	11,654
Net realized gain/(loss) from options contracts	341
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	60,065
Payment from affiliate (Note 2)	5
Net Gain/(Loss) on Investments	72,065
Net Increase/(Decrease) in Net Assets Resulting from Operations	$75,755

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 11

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen Large Cap Growth Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$3,690	$3,776
Net realized gain/(loss) from investment and foreign currency transactions	11,654	86,521
Net realized gain/loss from options contracts	341	118
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	60,065	(471)
Payment from affiliate (Note 2)	5	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	75,755	89,944
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(2,706)	(3,301)
Service Shares	(750)	(412)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(3,456)	(3,713)
Capital Share Transactions:
Shares sold
Institutional Shares	20,940	24,118
Service Shares	92,154	10,859
Reinvested dividends and distributions
Institutional Shares	2,706	3,301
Service Shares	750	412
Shares repurchased
Institutional Shares	(69,591)	(151,386)
Service Shares	(19,014)	(33,943)
Net Increase/(Decrease) from Capital Share Transactions	27,945	(146,639)
Net Increase/(Decrease) in Net Assets	100,244	(60,408)
Net Assets:
Beginning of period	827,007	887,415
End of period	$927,251	$827,007
Undistributed net investment income/(loss)*	$611	$377

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Large Cap Growth Portfolio
fiscal year ended December 31	2007		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.12		$20.86	$20.08	$19.23	$14.61	$19.89
Income from Investment Operations:
Net investment income/(loss)	.12		.12	.09	.04	.02	.01
Net gain/(loss) on securities (both realized and unrealized)	2.10		2.25	.76	.84	4.62	(5.29)
Total from Investment Operations	2.22		2.37	.85	.88	4.64	(5.28)
Less Distributions and Other:
Dividends (from net investment income)*	(.10)		(.11)	(.07)	(.03)	(.02)	–
Distributions (from capital gains)*	–		–	–	–	–	–
Payment from affiliate	–	(1)	–	–	–	–	–
Total Distributions and Other	(.10)		(.11)	(.07)	(.03)	(.02)	–
Net Asset Value, End of Period	$25.24		$23.12	$20.86	$20.08	$19.23	$14.61
Total Return**	9.60	%(2)	11.38%	4.23%	4.57%	31.73%	(26.51)%
Net Assets, End of Period (in thousands)	$691,313		$677,289	$730,374	$1,177,145	$1,666,317	$1,484,889
Average Net Assets for the Period (in thousands)	$687,084		$693,731	$857,660	$1,462,102	$1,533,995	$1,967,021
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.68%		0.69%	0.66%	0.67%	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets***(4)	0.68%		0.69%	0.66%	0.66%	0.67%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.93%		0.49%	0.31%	0.14%	0.12%	(0.08)%
Portfolio Turnover Rate***	34%		54%	87%	33%	24%	36%

Service Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Large Cap Growth Portfolio
fiscal year ended December 31	2007		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$22.84		$20.62	$19.85	$19.04	$14.48	$19.76
Income from Investment Operations:
Net investment income/(loss)	.12		.02	(.02)	(.04)	(.03)	(.04)
Net gain/(loss) on securities (both realized and unrealized)	2.04		2.26	.82	.85	4.59	(5.24)
Total from Investment Operations	2.16		2.28	.80	.81	4.56	(5.28)
Less Distributions and Other:
Dividends (from net investment income)*	(.08)		(.06)	(.03)	–	–	–
Distributions (from capital gains)*	–		–	–	–	–	–
Payment from affiliate	–	(1)	–	–	–	–	–
Total Distributions and Other	(.08)		(.06)	(.03)	–	–	–
Net Asset Value, End of Period	$24.92		$22.84	$20.62	$19.85	$19.04	$14.48
Total Return**	9.46	%(2)	11.08%	4.01%	4.25%	31.49%	(26.72)%
Net Assets, End of Period (in thousands)	$235,938		$149,718	$157,041	$183,028	$211,100	$177,327
Average Net Assets for the Period (in thousands)	$162,975		$148,875	$163,753	$191,544	$188,994	$219,594
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.93%		0.94%	0.91%	0.92%	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.93%		0.94%	0.91%	0.91%	0.92%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.65%		0.24%	0.06%	(0.11)%	(0.13)%	(0.33)%
Portfolio Turnover Rate***	34%		54%	87%	33%	24%	36%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(2)  During the period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  #  Loaned security; a portion or all of the security is on loan at June 30, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of June 30, 2007 are noted below.

Portfolio	Aggregate Value
Janus Aspen Large Cap Growth Portfolio	$63,765,527

14 Janus Aspen Series June 30, 2007

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Large Cap Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All

Janus Aspen Series June 30, 2007 15

Notes to Financial Statements (unaudited) (continued)

loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2007
Janus Aspen Large Cap Growth Portfolio	$47,880,396

As of June 30, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2007
Janus Aspen Large Cap Growth Portfolio	$49,180,083

As of June 30, 2007, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio except for $800,254 which was invested in U.S. Treasury Notes/Bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures

16 Janus Aspen Series June 30, 2007

contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported in "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Portfolio recognized realized gains of $341,281 for written options during the six-month period ended June 30, 2007.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2007 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Aspen Large Cap Growth Portfolio
Options outstanding at December 31, 2006	2,339	$134,199
Options written	4,609 (1)	226,118
Options expired	(5,771)	(201,422)
Options closed	(169)	(40,897)
Options exercised	–	–
Options outstanding, at June 30, 2007	1,008	117,998

(1) Adjusted for NRG Energy Inc. 2 for 1 stock split 6/1/07

Put Options	Number of Contracts	Premiums Received
Janus Aspen Large Cap Growth Portfolio
Options outstanding at December 31, 2006	1,391	$57,032
Options written	1,828	103,980
Options expired	(2,933)	(103,241)
Options closed	–	–
Options exercised	–	–
Options outstanding, at June 30, 2007	286	57,771

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" (uncovered) short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of June 30, 2007, the Portfolio was not invested in short sales.

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of June 30, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of June 30, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the

18 Janus Aspen Series June 30, 2007

Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $801 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

During the six-month period ended June 30, 2007, Janus Capital reimbursed the Portfolio $3,871 for Institutional Shares and $1,178 for Service Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen Large Cap Growth Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$6,679,263	$1,134,861	$6,692	$5,544,402
Janus Institutional Cash Reserves Fund	1,322,400	1,322,400	191	–
Janus Institutional Money Market Fund – Institutional Shares	76,333,573	24,317,944	218,888	52,015,629
Janus Money Market Fund – Institutional Shares	5,420,633	6,860,633	3,903	–
	$89,755,869	$33,635,838	$229,674	$57,560,031

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Large Cap Growth Portfolio	$750,744,253	$238,611,760	$(11,389,022)	$227,222,738

Net capital loss carryovers as of December 31, 2006 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2006

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Large Cap Growth Portfolio(1)	$(343,953)	$(660,733,851)	$(374,579,329)	$(128,663,564)	$(1,164,320,697)

(1) Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Large Cap Growth Portfolio	$85,571,416

20 Janus Aspen Series June 30, 2007

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen Large Cap Growth Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	852	1,106
Reinvested dividends and distributions	108	150
Shares repurchased	(2,860)	(6,979)
Net Increase/(Decrease) in Portfolio Shares	(1,900)	(5,723)
Shares Outstanding, Beginning of Period	29,291	35,014
Shares Outstanding, End of Period	27,391	29,291
Transactions in Portfolio Shares – Service Shares
Shares sold	3,676	502
Reinvested dividends and distributions	30	19
Shares repurchased	(792)	(1,584)
Net Increase/(Decrease) in Portfolio Shares	2,914	(1,063)
Shares Outstanding, Beginning of Period	6,555	7,618
Shares Outstanding, End of Period	9,469	6,555

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Large Cap Growth Portfolio	$134,172,572	$153,835,317	$6,036,623	$12,168,656

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the

Janus Aspen Series June 30, 2007 21

Notes to Financial Statements (unaudited) (continued)

following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

22 Janus Aspen Series June 30, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve- month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series June 30, 2007 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written option contracts follows the Portfolio's Schedule of Investments (if applicable). Written option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

24 Janus Aspen Series June 30, 2007

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

Janus Aspen Series June 30, 2007 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

26 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 27

Notes

28 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street
Denver, CO 80206
1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-890  109-24-701 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Mid Cap Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Additional Information	23

Explanation of Charts, Tables and Financial Statements	24

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Portfolio Snapshot

This portfolio invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their businesses and grow.

Jonathan Coleman

portfolio manager

Performance Overview

During the six months ended June 30, 2007, Janus Aspen Mid Cap Growth Portfolio's Institutional Shares and Service Shares advanced 12.86% and 12.74%, respectively. Meanwhile, the Portfolio's primary benchmark, the Russell Midcap® Growth Index returned 10.97%. The Portfolio's secondary benchmark, the S&P MidCap 400 Index, returned 11.98% for the same time period.

Economic Overview

Equity markets worldwide rallied during much of the period, with many ending the period near record levels amid global economic strength, a positive environment for mergers and acquisitions (M&A) and private equity activity, and stronger-than-expected corporate earnings growth. Within the U.S., inflation continued to moderate, while employment growth remained firm and the economy showed signs of rebounding following what had been a slow start to 2007. Late in the second quarter, somewhat better-than-expected economic data and concerns that inflation might fail to moderate as expected helped spark a rise in long-term interest rates. As a result, the yield curve began to normalize, with long-term rates higher than short-term rates, during the first half of the year.

Meanwhile, growing problems within the subprime mortgage market, persistent weakness in the housing sector and rising energy prices contributed to ongoing uncertainty over the near-term future of the U.S. economy. The Federal Reserve (Fed) confirmed its neutral posture on monetary policy and it seems less likely to cut the Fed Funds rate this year. Instead, the Fed opted to focus on longer-term inflation risks at its June meeting, rather than on moderating short-term inflation levels. The period closed with many loose ends, contributing to increased volatility in the equity markets. The uptick in volatility was not limited to the U.S., as markets across the globe experienced similar increases. This rise in global interest rates led to questions about whether the robust deal-making activity of the first half of the year could continue to provide key valuation support for equity prices worldwide.

Strong Performance by Materials Stocks Drove Returns

Stock selection remained the primary driver of performance over the period, with notable strength in the Portfolio's materials, information technology (IT) and health care holdings.

Glass manufacturer Owens-Illinois was the top contributor for the period. The company gained support from the market's positive reaction to new CEO Al Stroucken's focus on cost reduction – a thesis that gained credibility as the company delayed at least one high-profile capital expenditure in the first quarter. Additionally, the company is beginning to capitalize on its recent price increases, which helped to fuel strong first quarter financial results. While I trimmed the position on strength, I remain optimistic on the company's prospects.

Potash Corporation of Saskatchewan, Canada, was the second largest contributor. The company holds the world's largest excess supply of potash, a key ingredient in fertilizer. The company has benefited from increasing global demand for agricultural land. More recently, the stock has been driven higher by news of pricing increases, improved earnings guidance and a doubling in shareholder dividends. I continue to believe in the company's long-term predictability as well as its pricing power and customer diversification.

Select Consumer and Technology Holdings Hindered Performance

On the downside, relative performance was hindered by underweight exposure to the booming energy sector. Additionally, an above-benchmark weighting in the financials sector proved a negative, as several holdings in this area lost ground. While the financials group suffered overall, our diversified approach to the sector helped to mitigate the negative impact.

Certain consumer-related stocks also proved to be disappointments. The largest detractor for the period was Hong Kong-based gaming company Melco PBL Entertainment. The company has suffered from concerns about overcapacity in its key Macau gaming market, as well as over continued delays in the opening of a casino. Nonetheless, I remain constructive on the company's portfolio of blue chip properties and its foothold in the increasingly popular Asian gaming center of Macau. Consequently, I added modestly to the stock position.

Advanced Micro Devices (AMD), an IT holding, was the second largest detractor from performance in the period. AMD

2 Janus Aspen Series June 30, 2007

(unaudited)

and rival Intel engaged in a series of price cuts that have taken a toll on margins, which undermined my confidence in the company's long-term outlook. As such, I eliminated the position in AMD.

Outlook

With most U.S. equity indices near all-time highs at the end of the period, several fundamental factors may provide directional cues. Despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, at the end of the period the U.S. unemployment rate was near historic lows. This mitigated the impact of the housing slowdown on consumer spending and the overall U.S. economy. The investment team will watch the labor market closely for any sign of a slowdown that could impact consumer sentiment and economic growth.

Similarly, we will monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration. U.S. corporate profit growth experienced double-digit gains for several years, which, combined with strong liquidity from corporate M&A and private equity transactions, supported higher equity valuations. We will continue to watch both the future path of corporate earnings and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained.

Thank you for your investment in Janus Aspen Mid Cap Growth Portfolio.

Janus Aspen Series June 30, 2007 3

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Janus Aspen Mid Cap Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	1.50%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.36%
Precision Castparts Corp.	0.67%
Ball Corp.	0.60%
Cypress Semiconductor Corp.	0.59%

5 Largest Detractors from Performance – Holdings

Contribution
Melco PBL Entertainment (Macau), Ltd. (ADR)	(0.42)%
Advanced Micro Devices, Inc.	(0.25)%
Staples, Inc.	(0.18)%
TreeHouse Foods, Inc.	(0.16)%
St. Joe Co.	(0.15)%

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Materials	3.46%	7.48%	4.29%
Information Technology	2.47%	17.48%	18.14%
Health Care	2.27%	16.99%	14.79%
Industrials	1.97%	13.10%	14.73%
Energy	0.75%	4.53%	7.98%

5 Lowest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Consumer Staples	0.01%	1.94%	4.34%
Utilities	0.36%	0.89%	1.84%
Financials	0.51%	15.57%	9.41%
Consumer Discretionary	0.64%	17.86%	22.11%
Telecommunication Services	0.66%	4.16%	2.37%

4 Janus Aspen Series June 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007

Lamar Advertising Co. Advertising Sales	2.9%
T. Rowe Price Group, Inc. Investment Management and Advisory Services	2.9%
Ball Corp. Containers - Metal and Glass	2.8%
EOG Resources, Inc. Oil Companies - Exploration and Production	2.7%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	2.7%
14.0%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Emerging markets comprised 1.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

Janus Aspen Series June 30, 2007 5

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007										Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen Mid Cap Growth Portfolio - Institutional Shares	12.86%	24.99%		15.96%		8.79%		11.53%		0.70%
Janus Aspen Mid Cap Growth Portfolio - Service Shares	12.74%	24.68%		15.66%		8.50%		11.24%		0.95%
Russell Midcap® Growth Index	10.97%	19.73%		15.45%		8.66%		10.73%
S&P MidCap 400 Index	11.98%	18.51%		14.17%		13.37%		14.21%
Lipper Quartile - Institutional Shares	–	1	st	1	st	2	nd	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mid-Cap Growth Funds	–	13/151		13/110		12/27		3/13

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

6 Janus Aspen Series June 30, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,128.60	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41
Expense Example - Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,127.40	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.18	$4.66

(1) Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares and 0.93% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – September 13, 1993

Janus Aspen Series June 30, 2007 7

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Common Stock - 96.6%
Advertising Sales - 2.9%
396,601	Lamar Advertising Co.*	$24,890,678
Aerospace and Defense - 1.3%
152,455	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)#	7,349,856
115,460	Spirit Aerosystems Holdings, Inc.*	4,162,333
		11,512,189
Aerospace and Defense - Equipment - 0.3%
28,400	Alliant Techsystems, Inc.*,#	2,815,860
Agricultural Chemicals - 2.7%
298,320	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	23,260,009
Airlines - 0.9%
201,713	Ryanair Holdings PLC (ADR)*	7,614,666
Apparel Manufacturers - 0.8%
538,000	Esprit Holdings, Ltd.	6,849,228
Batteries and Battery Systems - 0.7%
61,860	Energizer Holdings, Inc.*	6,161,256
Beverages - Wine and Spirits - 0.4%
257,595	C&C Group PLC	3,458,826
Building - Mobile Home and Manufactured Homes - 0.5%
99,945	Thor Industries, Inc.#	4,511,517
Building - Residential and Commercial - 0.8%
10,640	NVR, Inc.*,#	7,232,540
Building and Construction Products - Miscellaneous - 0.7%
131,185	USG Corp.*,#	6,433,312
Casino Hotels - 0.7%
489,160	Melco PBL Entertainment (Macau) Ltd. (ADR)*,#	6,143,850
Casino Services - 1.8%
93,145	International Game Technology	3,697,857
345,513	Scientific Games Corp. - Class A*,#	12,075,679
		15,773,536
Cellular Telecommunications - 1.9%
145,735	MetroPCS Communications, Inc.*	4,815,084
139,295	N.I.I. Holdings, Inc.*	11,246,679
		16,061,763
Commercial Banks - 0.5%
80,860	SVB Financial Group*,#	4,294,475
Commercial Services - 1.2%
385,443	Iron Mountain, Inc.*	10,071,626
Commercial Services - Finance - 1.9%
49,440	Equifax, Inc.	2,196,125
217,339	Jackson Hewitt Tax Service, Inc.#	6,109,399
134,726	Moody's Corp.	8,379,957
		16,685,481
Computer Services - 2.6%
370,535	Ceridian Corp.*	12,968,724
203,320	IHS, Inc. - Class A*	9,352,720
		22,321,444
Computers - 1.3%
91,469	Apple, Inc.*	11,162,877

Shares or Principal Amount		Value
Consulting Services - 1.0%
50,425	Corporate Executive Board Co.#	$3,273,087
228,385	Gartner Group, Inc.*	5,615,987
		8,889,074
Containers - Metal and Glass - 5.5%
457,346	Ball Corp.	24,317,086
652,342	Owens-Illinois, Inc.*	22,831,970
		47,149,056
Data Processing and Management - 2.4%
139,550	Global Payments, Inc.	5,533,158
151,169	NAVTEQ Corp.*,#	6,400,495
226,360	Paychex, Inc.	8,855,203
		20,788,856
Dental Supplies and Equipment - 0.9%
195,690	Sirona Dental Systems, Inc.*	7,402,953
Diagnostic Kits - 1.9%
304,405	Dade Behring Holdings, Inc.	16,169,994
Distribution/Wholesale - 0.5%
1,177,000	Li & Fung, Ltd.	4,249,269
Diversified Operations - 0.9%
41,200	Harsco Corp.	2,142,400
15,530,207	Polytec Asset Holdings, Ltd.§	5,308,862
		7,451,262
E-Commerce/Services - 0.4%
167,040	Liberty Media Corp. - Interactive*	3,730,003
Electric Products - Miscellaneous - 1.0%
218,170	AMETEK, Inc.	8,656,986
Electronic Components - Semiconductors - 1.4%
195,914	International Rectifier Corp.*,#	7,299,756
89,600	Microchip Technology, Inc.	3,318,784
86,150	SiRF Technology Holdings, Inc.*	1,786,751
		12,405,291
Electronic Connectors - 0.2%
60,470	Amphenol Corp. - Class A	2,155,756
Electronic Measuring Instruments - 1.0%
255,915	Trimble Navigation, Ltd.*	8,240,463
Entertainment Software - 1.1%
393,925	Activision, Inc.*	7,354,580
53,310	Electronic Arts, Inc.*	2,522,629
		9,877,209
Fiduciary Banks - 1.0%
128,953	Northern Trust Corp.	8,283,941
Finance - Consumer Loans - 0.7%
237,835	Nelnet, Inc. - Class A#	5,812,687
Finance - Investment Bankers/Brokers - 0.6%
66,195	Interactive Brokers Group, Inc.*,#	1,795,870
122,605	optionsXpress Holdings, Inc.#	3,146,045
		4,941,915
Finance - Other Services - 1.2%
20,013	Chicago Mercantile Exchange Holdings, Inc.	10,694,147
Food - Canned - 0.8%
258,890	TreeHouse Foods, Inc.*	6,889,063
Gambling - Non-Hotel - 0.1%
64,800	Great Canadian Gaming Corp.*	788,367

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Human Resources - 0.3%
60,745	Robert Half International, Inc.	$2,217,193
Independent Power Producer - 1.0%
200,800	NRG Energy, Inc.*,#	8,347,256
Industrial Automation and Robotics - 0.5%
58,186	Rockwell Automation, Inc.	4,040,436
Instruments - Controls - 0.6%
51,005	Mettler-Toledo International, Inc.*	4,871,488
Instruments - Scientific - 1.2%
206,836	Thermo Electron Corp.*	10,697,558
Investment Management and Advisory Services - 3.5%
119,450	National Financial Partners Corp.	5,531,730
479,251	T. Rowe Price Group, Inc.	24,868,333
		30,400,063
Machinery - General Industrial - 0.2%
4,742,000	Shanghai Electric Group Company, Ltd.	2,139,191
Machinery - Pumps - 0.5%
112,135	Graco, Inc.	4,516,798
Medical - Biomedical and Genetic - 2.4%
367,001	Celgene Corp.*	21,040,166
Medical - HMO - 1.9%
281,381	Coventry Health Care, Inc.*	16,221,615
Medical - Nursing Homes - 1.2%
165,900	Manor Care, Inc.	10,831,611
Medical Instruments - 1.0%
22,582	Intuitive Surgical, Inc.*	3,133,704
110,860	Kyphon, Inc.*,#	5,337,909
		8,471,613
Medical Labs and Testing Services - 0.3%
44,070	Covance, Inc.*	3,021,439
Medical Products - 0.5%
6,375	Nobel Biocare Holding A.G.	2,081,587
42,493	Varian Medical Systems, Inc.*	1,806,377
		3,887,964
Metal Processors and Fabricators - 1.2%
87,630	Precision Castparts Corp.	10,634,777
Multi-Line Insurance - 1.3%
189,251	Assurant, Inc.	11,150,669
Networking Products - 0.5%
176,645	Juniper Networks, Inc.*	4,446,155
Oil - Field Services - 0.4%
112,110	BJ Services Co.	3,188,408
Oil and Gas Drilling - 0.7%
168,705	Nabors Industries, Ltd.*	5,631,373
Oil Companies - Exploration and Production - 3.6%
111,795	Chesapeake Energy Corp.#	3,868,107
323,239	EOG Resources, Inc.	23,615,841
92,390	Forest Oil Corp.*	3,904,401
		31,388,349
Physician Practice Management - 0.9%
133,785	Pediatrix Medical Group, Inc.*	7,378,243
Property and Casualty Insurance - 0.5%
129,898	W. R. Berkley Corp.	4,226,881

Shares or Principal Amount		Value
Racetracks - 1.2%
167,385	Penn National Gaming, Inc.*	$10,058,165
Real Estate Management/Services - 0.7%
170,225	CB Richard Ellis Group, Inc.*,#	6,213,213
Real Estate Operating/Development - 0.7%
134,865	St. Joe Co.#	6,249,644
Reinsurance - 1.6%
3,794	Berkshire Hathaway, Inc. - Class B*	13,677,370
REIT - Mortgages - 1.0%
360,251	CapitalSource, Inc.	8,858,572
Rental Auto/Equipment - 0.5%
167,250	Hertz Global Holdings, Inc.*	4,443,833
Respiratory Products - 1.8%
358,579	Respironics, Inc.*	15,271,880
Retail - Apparel and Shoe - 2.2%
131,950	Abercrombie & Fitch Co. - Class A	9,629,711
74,730	J. Crew Group, Inc.*,#	4,042,146
111,800	Nordstrom, Inc.	5,715,216
		19,387,073
Retail - Office Supplies - 1.4%
500,760	Staples, Inc.	11,883,035
Schools - 0.3%
50,884	Apollo Group, Inc. - Class A*	2,973,152
Semiconductor Components/Integrated Circuits - 2.7%
672,165	Cypress Semiconductor Corp.*	15,654,722
441,548	Marvell Technology Group, Ltd.*	8,040,589
		23,695,311
Telecommunication Equipment - 0.6%
88,845	CommScope, Inc.*	5,184,106
Telecommunication Services - 1.9%
269,807	Amdocs, Ltd. (U.S. Shares)*,#	10,743,715
283,500	Time Warner Telecom, Inc. - Class A*	5,698,350
		16,442,065
Therapeutics - 1.9%
267,512	Gilead Sciences, Inc.*	10,371,440
263,680	MannKind Corp.*,#	3,251,174
40,960	United Therapeutics Corp.*	2,611,610
		16,234,224
Toys - 0.6%
186,835	Marvel Entertainment, Inc.*	4,760,556
Transportation - Equipment and Leasing - 0.4%
74,540	GATX Corp.#	3,671,095
Transportation - Railroad - 0.9%
146,500	Canadian National Railway Co. (U.S. Shares)	7,461,245
Transportation - Services - 1.4%
128,920	C.H. Robinson Worldwide, Inc.#	6,770,878
133,042	Expeditors International of Washington, Inc.	5,494,635
		12,265,513
Transportation - Truck - 0.8%
143,280	Landstar System, Inc.	6,913,260
Web Hosting/Design - 0.8%
72,148	Equinix, Inc.*,#	6,599,378

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 9

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Wireless Equipment - 2.5%
589,950	Crown Castle International Corp.*,#	$21,397,486
Total Common Stock (cost $519,697,767)		834,220,847
Money Markets - 1.9%
1,423,000	Janus Institutional Cash Management Fund - Institutional Shares, 5.34%	1,423,000
15,020,000	Janus Institutional Money Market Fund - Institutional Shares, 5.28%	15,020,000
Total Money Markets (cost $16,443,000)		16,443,000
Other Securities - 9.1%
78,664,595	State Street Navigator Securities Lending Prime Portfolio† ($78,664,595)	78,664,595
Total Investments (total cost $614,805,362) – 107.6%		929,328,442
Liabilities, net of Cash, Receivables and Other Assets – (7.6)%		(65,842,021)
Net Assets – 100%		$863,486,421

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$24,770,459	2.7%
Brazil	7,349,856	0.8%
Canada	31,509,621	3.4%
Cayman Islands	5,308,862	0.6%
China	2,139,191	0.2%
Hong Kong	6,143,850	0.7%
Ireland	11,073,492	1.2%
Switzerland	2,081,587	0.2%
United Kingdom	10,743,715	1.1%
United States††	828,207,809	89.1%
Total	$929,328,442	100.0%

†† Includes Short-Term Securities and Other Securities (78.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series June 30, 2007

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Mid Cap Growth Portfolio
Assets:
Investments at cost(1)	$614,805
Investments at value(1)	$929,328
Cash	172
Receivables:
Investments sold	8,065
Portfolio shares sold	11,323
Dividends	357
Interest	59
Other assets	1
Total Assets	949,305
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	78,665
Investments purchased	5,290
Portfolio shares repurchased	1,277
Transfer agent fees and expenses	–
Advisory fees	444
Distribution fees - Service Shares	60
Non-interested Trustees' fees and expenses	11
Accrued expenses	72
Total Liabilities	85,819
Net Assets	$863,486
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$890,569
Undistributed net investment income/(loss)*	211
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(341,817)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	314,523
Total Net Assets	$863,486
Net Assets - Institutional Shares	$557,189
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,065
Net Asset Value Per Share	$36.98
Net Assets - Service Shares	$306,297
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,490
Net Asset Value Per Share	$36.08

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $76,871,488 of securities loaned (Note 1).

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 11

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Mid Cap Growth Portfolio
Investment Income:
Interest	$–
Securities lending income	237
Dividends	3,970
Dividends from affiliates	111
Foreign tax withheld	(24)
Total Investment Income	4,294
Expenses:
Advisory fees	2,578
Transfer agent expenses	2
Registration fees	21
Custodian fees	12
Professional fees	12
Non-interested Trustees' fees and expenses	20
Distribution fees - Service Shares	338
Other expenses	102
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	3,085
Expense and Fee Offset	(2)
Net Expenses	3,083
Net Investment Income/(Loss)	1,211
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	35,383
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	60,335
Net Gain/(Loss) on Investments	95,718
Net Increase/(Decrease) in Net Assets Resulting from Operations	$96,929

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen Mid Cap Growth Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$1,211	$(890)
Net realized gain/(loss) from investment and foreign currency transactions	35,383	125,727
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	60,335	(27,369)
Net Increase/(Decrease) in Net Assets Resulting from Operations	96,929	97,468
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(497)	–
Service Shares	(118)	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	(2,903)	–
Service Shares	(1,652)	–
Net Decrease from Dividends and Distributions	(5,170)	–
Capital Share Transactions:
Shares sold
Institutional Shares	35,248	42,627
Service Shares	52,253	25,071
Reinvested dividends and distributions
Institutional Shares	3,400	–
Service Shares	1,769	–
Shares repurchased
Institutional Shares	(66,200)	(117,860)
Service Shares	(32,400)	(57,959)
Net Increase/(Decrease) from Capital Share Transactions	(5,930)	(108,121)
Net Increase/(Decrease) in Net Assets	85,829	(10,653)
Net Assets:
Beginning of period	777,657	788,310
End of period	$863,486	$777,657
Undistributed net investment income/(loss)*	$211	$(385)

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 13

Financial Highlights

Institutional Shares For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Mid Cap Growth Portfolio
fiscal year ended December 31	2007	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$32.97	$29.02	$25.84		$21.40	$15.84	$21.98
Income from Investment Operations:
Net investment income/(loss)	.08	.03	.08		.02	.01	(.01)
Net gain/(loss) on securities (both realized and unrealized)	4.16	3.92	3.10		4.42	5.55	(6.13)
Total from Investment Operations	4.24	3.95	3.18		4.44	5.56	(6.14)
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	–	–		–	–	–
Distributions (from capital gains)*	(.20)	–	–		–	–	–
Payment from affiliate	–	–	–	(1)	–	–	–
Total Distributions and Other	(.23)	–	–		–	–	–
Net Asset Value, End of Period	$36.98	$32.97	$29.02		$25.84	$21.40	$15.84
Total Return**	12.86%	13.61%	12.31	%(2)	20.75%	35.10%	(27.93)%
Net Assets, End of Period (in thousands)	$557,189	$523,173	$532,085		$1,205,813	$1,649,423	$1,324,273
Average Net Assets for the Period (in thousands)	$540,573	$525,467	$706,963		$1,579,383	$1,461,491	$1,609,280
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.68%	0.69%	0.67%		0.66%	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets***(4)	0.68%	0.69%	0.67%		0.66%	0.67%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.39%	(0.03)%	(0.01)%		(0.05)%	(0.11)%	(0.07)%
Portfolio Turnover Rate***	33%	41%	32%		25%	36%	63%
Service Shares For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Mid Cap Growth Portfolio
fiscal year ended December 31	2007	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$32.19	$28.41	$25.36		$21.05	$15.62	$21.73
Income from Investment Operations:
Net investment income/(loss)	.04	(.09)	(.05)		(.05)	(.03)	(.04)
Net gain/(loss) on securities (both realized and unrealized)	4.06	3.87	3.10		4.36	5.46	(6.07)
Total from Investment Operations	4.10	3.78	3.05		4.31	5.43	(6.11)
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	–	–		–	–	–
Distributions (from capital gains)*	(.20)	–	–		–	–	–
Payment from affiliate	–	–	–	(1)	–	–	–
Total Distributions and Other	(.21)	–	–		–	–	–
Net Asset Value, End of Period	$36.08	$32.19	$28.41		$25.36	$21.05	$15.62
Total Return**	12.74%	13.31%	12.03	%(2)	20.48%	34.76%	(28.12)%
Net Assets, End of Period (in thousands)	$306,297	$254,484	$256,225		$240,418	$204,838	$137,089
Average Net Assets for the Period (in thousands)	$272,424	$253,611	$244,487		$211,792	$167,689	$149,682
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.93%	0.94%	0.92%		0.91%	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.93%	0.94%	0.92%		0.91%	0.92%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%	(0.28)%	(0.23)%		(0.28)%	(0.35)%	(0.32)%
Portfolio Turnover Rate***	33%	41%	32%		25%	36%	63%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.
14 Janus Aspen Series June 30, 2007

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

S&P MidCap 400 Index	Is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*  Non-income-producing security.

#  Loaned security; a portion or all of the security is on loan at June 30, 2007.

†  The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities (as of June 30, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen Mid Cap Growth Portfolio
Polytec Asset Holdings, Ltd.	5/5/06	$4,007,795	$5,308,862	0.6%
The Portfolio has registration rights for certain restricted securities held as of June 30, 2007. The issuer incurs all registration costs.

Janus Aspen Series June 30, 2007 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

16 Janus Aspen Series June 30, 2007

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2007
Janus Aspen Mid Cap Growth Portfolio	$76,871,488

As of June 30, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2007
Janus Aspen Mid Cap Growth Portfolio	$78,664,595

As of June 30, 2007, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of June 30, 2007, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" (uncovered) short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of June 30, 2007, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of June 30, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

18 Janus Aspen Series June 30, 2007

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

The Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $739 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004.

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen Mid Cap Growth Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$4,361,041	$2,938,041	$6,281	$1,423,000
Janus Institutional Cash Reserves Fund	2,928,174	6,126,003	9,926	–
Janus Institutional Money Market Fund – Institutional Shares	75,019,831	59,999,831	74,572	15,020,000
Janus Money Market Fund – Institutional Shares	26,411,500	26,411,500	20,072	–
	$108,720,546	$95,475,375	$110,851	$16,443,000

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2006, the Portfolio incurred "Post-October" losses of $391 during the period from November 1, 2006 through December 31, 2006. These losses will be deferred for tax purposes and recognized in 2007.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Mid Cap Growth Portfolio	$615,279,865	$324,899,229	$(10,850,652)	$314,048,577

Net capital loss carryovers as of December 31, 2006 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2006

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Mid Cap Growth Portfolio(1)	$(299,853,441)	$(53,089,575)	$(24,166,141)	$(377,109,157)

(1)  Capital loss carryover is subject to annual limitations.

20 Janus Aspen Series June 30, 2007

During the fiscal year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Mid Cap Growth Portfolio	$121,136,366

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen Mid Cap Growth Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	978	1,390
Reinvested dividends and distributions	92	–
Shares repurchased	(1,872)	(3,855)
Net Increase/(Decrease) in Portfolio Shares	(802)	(2,465)
Shares Outstanding, Beginning of Period	15,867	18,332
Shares Outstanding, End of Period	15,065	15,867
Transactions in Portfolio Shares – Service Shares
Shares sold	1,480	831
Reinvested dividends and distributions	49	–
Shares repurchased	(944)	(1,946)
Net Increase/(Decrease) in Portfolio Shares	585	(1,115)
Shares Outstanding, Beginning of Period	7,905	9,020
Shares Outstanding, End of Period	8,490	7,905

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Mid Cap Growth Portfolio	$130,336,751	$163,362,247	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518);

Janus Aspen Series June 30, 2007 21

Notes to Financial Statements (unaudited) (continued)

(iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

22 Janus Aspen Series June 30, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series June 30, 2007 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio

24 Janus Aspen Series June 30, 2007

must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings. The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2007 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-898  109-24-702 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Mid Cap Value Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Additional Information	24

Explanations of Charts, Tables and Financial Statements	25

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Mid Cap Value Portfolio (unaudited)

Portfolio Snapshot

This portfolio seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Performance Overview

The stock market's first quarter strength extended into the second quarter as earnings exceeded expectations and stock buybacks and mergers and acquisition (M&A) activity accelerated. However, in June the rally stalled as interest rates rose from 4.65% on March 31 to 5.03% on June 30, and it became clear that the Federal Reserve was not likely to cut rates in the near term; subprime lending problems resurfaced; and legislative initiatives unfriendly to some investors appeared.

For the six months ended June 30, 2007, Janus Aspen Mid Cap Value Portfolio's Institutional Shares and Service Shares advanced 10.38% and 10.22%, respectively. Meanwhile, the Portfolio's benchmark, the Russell Midcap® Value Index, returned 8.69%. The Portfolio outperformed its benchmark and the S&P 500® Index, which was up 6.96%, but lagged the S&P MidCap 400 Index, which returned 11.98%. On a year-to-date basis, midcaps produced the top returns and growth outpaced value; this accounts for the positive results of the S&P MidCap 400, which combines growth and value.

Managed by Perkins, Wolf, McDonnell and Company, LLC

Strategy in This Environment

The outperformance of the Portfolio relative to the benchmark was primarily due to a reversal of the previously strong utility and real estate investment trust (REIT) groups. The increase in interest rates resulted in a slight negative return for financials and tempered the very strong first quarter returns of utilities. We have been substantially underweighted in both financials and utilities in recent years as they have gone to historically high valuations. We have selectively added to our holdings in these areas as the stocks have weakened, but we are not likely to be weighted at benchmark levels until they become cheaper.

We also benefited from our multiyear overweighting in energy stocks, the strongest sector in the period, and industrial stocks, the third-best performing group in the period. Energy stocks had a strong tailwind as oil prices moved into the high $60 per barrel range. We recognize that energy prices will probably continue to be volatile and could weaken. However, we are likely to maintain our substantial overweighting in energy stocks, as we believe the long-term supply/demand situation for the commodity is favorable and we think that the stocks do not reflect the underlying asset values. The final factor in our outperformance was the high level of M&A activity, which helped us as it has often done.

Our relative sector weightings rarely change dramatically and are more a function of the individual valuations we find within a group, rather than a reflection of a macro view of the market. Our long-standing basic criteria in stock selection are to find companies with strong balance sheets, significant free cash flow and positive long-term earnings prospects that are selling at below-normal valuations. In this context we are looking for stocks that have greater price-appreciation potential than downside price risk; that is, favorable risk/reward relationships. In the past, this has often led us to strong companies that were temporarily out of investor favor, but we felt had good long-term outlooks. Interestingly, these are some of the characteristics that appeal to private equity investors. It also helps explain why there has been consistently significant buyout activity in the Portfolio.

Select Materials and Energy Stocks Aided Performance

Fertilizer producer Mosaic was our top contributor and, along with Agrium, Kansas City Southern and Deere & Company, benefited from the strong agricultural economy. Temple Inland also performed well as Carl Icahn's involvement resulted in a plan to split up the company, which should ultimately allow our sum-of-the-parts valuation to be realized. First Data, Huntsman Corp. and Hyperion Solutions were the most significant buyouts in the first half of the year.

Other significant contributors to the Portfolio included long-term energy holdings in Anadarko Petroleum and Forest Oil, as well as the 2007 new positions in Bill Barrett Corp. and Grant Prideco. The first three are natural gas-oriented producers, which reflect our preference for energy companies with hard assets, while Grand Prideco is an oil service provider.

Select Financials and Consumer Discretionary Holdings Weighed on Returns

None of the Portfolio's individual detractors were down as much as the largest contributors were up. Not surprisingly, the biggest negative impact came from the financial sector: Astoria

2 Janus Aspen Series June 30, 2007

(unaudited)

Financial, a New York savings and loan; Equity Residential, a multi-family REIT; and Old Republic International, a property and casualty insurer, all suffered from increased interest rates. We believe the long-term prospects of these stocks and their above-average dividend yields make them attractive, so we added to the positions in the first two of those names. Our small positions in homebuilders D.R. Horton and Toll Brothers also were hurt by the rise in interest rates as the housing industry is in severe decline. We are underweighted in homebuilders because we do not think that they totally reflect the weakness in demand.

In the volatile technology area, QLogic and Avocent fell as they had near-term earnings disappointments. These companies have little debt on their balance sheets, have free cash flow despite the earnings shortfalls and in our opinion are attractively priced relative to their growth prospects, so we added to our investments in these after they declined.

For several quarters we have added to larger cap stocks as we have found more reasonably valued opportunities in that area than in the lower end of the midcap capitalization spectrum. The relative valuations of larger caps are near the lows of recent decades and yet we feel their growth potential is more visible than those of many smaller midcaps. The greater visibility is in part due to multi-national companies' greater exposure to global economies that have more recently outpaced the domestic economy. Thus, we believe larger capitalization companies offer the best risk/reward opportunities. In fact, several of our larger cap purchases of the last two years such as First Data, Clear Channel Communications, Univision and Hilton Hotels have been the targets of buyouts at substantial premiums to our cost. Interestingly, many of these stocks were former large cap growth investor "favorites," but despite their strong financials and future, were sold down to what we felt were attractive valuations because of near-term uncertainty in the outlook for the global economy and financial markets. Smaller cap stocks might continue to outperform in a momentum-driven market. However, as investors become more risk averse we believe larger cap stocks should fare relatively better in a weaker domestic economic environment.

Looking Ahead

The market has enjoyed an almost uninterrupted rally since late 2002, which has favored, in particular, mid- and small-cap stocks. Earnings are decelerating, the near-term trend in interest rates and credit availability is unclear and the domestic and international political situation is always subject to disruption. While we recognize the risk of a market correction, we are focused on the long term and the fundamentals, valuations and risk/reward relationships of individual stocks. It is this approach that has generated superior returns for us in the past and we trust will in the future. We appreciate your investing in Janus Aspen Mid Cap Value Portfolio with us.

Janus Aspen Series June 30, 2007 3

Janus Aspen Mid Cap Value Portfolio (unaudited)

Janus Aspen Mid Cap Value Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Mosaic Co.	0.49%
Temple-Inland, Inc.	0.38%
PPL Corp.	0.36%
AllianceBernstein Holding L.P.	0.34%
Bill Barrett Corp.	0.30%

5 Largest Detractors from Performance – Holdings

Contribution
Astoria Financial Corp.	(0.17)%
D.R. Horton, Inc.	(0.14)%
QLogic Corp.	(0.14)%
Toll Brothers, Inc.	(0.12)%
Newmont Mining Corp.	(0.11)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Energy	2.70%	14.02%	4.87%
Industrials	2.12%	12.59%	8.17%
Materials	1.98%	7.89%	7.35%
Information Technology	1.49%	10.82%	7.20%
Health Care	1.31%	9.72%	3.63%

5 Lowest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Consumer Discretionary	0.16%	7.56%	13.36%
Financials	0.22%	26.81%	30.22%
Telecommunication Services	0.26%	2.04%	1.93%
Consumer Staples	0.49%	5.37%	7.30%
Utilities	0.58%	3.18%	15.98%

4 Janus Aspen Series June 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007
AllianceBernstein Holding L.P. Investment Management and Advisory Services	2.0%
PPL Corp. Electric - Integrated	1.5%
Anadarko Petroleum Corp. Oil Companies - Exploration and Production	1.5%
Berkshire Hathaway, Inc. - Class B Reinsurance	1.4%
Bank of Hawaii Corp. Commercial Banks	1.4%
7.8%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

*Includes cash and cash equivalents of (4.0%)

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

Janus Aspen Series June 30, 2007 5

Janus Aspen Mid Cap Value Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007						Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Since Inception		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Mid Cap Value Portfolio - Institutional Shares#	10.38%	22.40%		21.52%		0.96%	0.96	%(a)
Janus Aspen Mid Cap Value Portfolio - Service Shares*	10.22%	21.99%		19.62%		1.32%	1.32	%(b)
Russell Midcap® Value Index	8.69%	22.09%		22.76	%**
Lipper Quartile - Institutional Shares	–	2	nd	2	nd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mid-Cap Value Funds	–	30/64		21/53

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a)For Institutional Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b)For Service Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio has a performance-based management fee that adjusts upward or downward based on the Portfolio's performance relative to an approved benchmark index over a performance measurement period.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

6 Janus Aspen Series June 30, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,103.80	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76
Expense Example - Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,102.20	$5.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

(1)Expenses are equal to the annualized expense ratio of 0.75% for Institutional Shares and 1.10% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* Service Shares inception date – December 31, 2002

** The Russell Midcap® Value Index's since inception returns are calculated from December 31, 2002.

# Institutional Shares inception date – May 1, 2003

Janus Aspen Series June 30, 2007 7

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Common Stock - 104.0%
Agricultural Chemicals - 1.5%
13,200	Agrium, Inc. (U.S. Shares)	$577,500
15,800	Mosaic Co.*	616,516
		1,194,016
Airlines - 1.4%
75,600	Southwest Airlines Co.	1,127,196
Applications Software - 0.3%
9,200	Intuit, Inc.*	276,736
Automotive - Truck Parts and Equipment - Original - 0.6%
5,500	Magna International, Inc. - Class A (U.S. Shares)	500,445
Beverages - Non-Alcoholic - 1.1%
13,400	PepsiCo, Inc.	868,990
Brewery - 0.4%
3,600	Molson Coors Brewing Co. - Class B	332,856
Building - Residential and Commercial - 0.4%
16,200	D.R. Horton, Inc.	322,866
Cellular Telecommunications - 0.5%
6,500	ALLTEL Corp.	439,075
Chemicals - Diversified - 1.3%
6,500	E.I. du Pont de Nemours and Co.	330,460
28,700	Huntsman Corp.	697,697
		1,028,157
Chemicals - Specialty - 1.2%
32,800	Chemtura Corp.	364,408
5,100	International Flavors & Fragrances, Inc.	265,914
5,600	Lubrizol Corp.	361,480
		991,802
Coal - 0.5%
10,700	Arch Coal, Inc.	372,360
Commercial Banks - 4.5%
22,000	Bank of Hawaii Corp.	1,136,080
32,000	Colonial BancGroup, Inc.	799,040
13,100	Cullen/Frost Bankers, Inc.	700,457
8,400	Synovus Financial Corp.	257,880
32,235	Valley National Bancorp	724,965
		3,618,422
Computers - Integrated Systems - 1.3%
20,500	Diebold, Inc.	1,070,100
Computers - Memory Devices - 0.5%
19,700	Western Digital Corp.*	381,195
Consumer Products - Miscellaneous - 0.5%
5,700	Kimberly-Clark Corp.	381,273
Containers - Metal and Glass - 1.0%
14,700	Ball Corp.	781,599
Cosmetics and Toiletries - 0.9%
12,400	Procter & Gamble Co.	758,756
Data Processing and Management - 1.2%
9,400	Fiserv, Inc.*	533,920
11,300	Global Payments, Inc.	448,045
		981,965
Distribution/Wholesale - 2.4%
10,300	Genuine Parts Co.	510,880
22,300	Tech Data Corp.*	857,658
6,700	W.W. Grainger, Inc.	623,435
		1,991,973

Shares or Principal Amount		Value
Diversified Operations - 2.8%
21,000	Dover Corp.	$1,074,150
15,400	General Electric Co.	589,512
12,000	Illinois Tool Works, Inc.	650,280
		2,313,942
Electric - Integrated - 3.4%
31,100	DPL, Inc.	881,374
26,000	PPL Corp.	1,216,540
6,900	Public Service Enterprise Group, Inc.	605,682
		2,703,596
Electronic Components - Miscellaneous - 0.6%
31,000	Vishay Intertechnology, Inc.*	490,420
Electronic Components - Semiconductors - 1.7%
25,000	OmniVision Technologies, Inc.*	452,750
34,700	QLogic Corp.*	577,755
14,500	Xilinx, Inc.	388,165
		1,418,670
Electronic Connectors - 0.9%
13,200	Thomas & Betts Corp.*	765,600
Electronic Measuring Instruments - 0.8%
17,700	Agilent Technologies, Inc.*	680,388
Engineering - Research and Development Services - 1.2%
20,200	URS Corp.*	980,710
Engines - Internal Combustion - 0.2%
5,000	Briggs & Stratton Corp.	157,800
E-Services/Consulting - 0.5%
21,000	Websense, Inc.*	446,250
Fiduciary Banks - 1.4%
6,600	State Street Corp.	451,440
17,600	Wilmington Trust Corp.	730,576
		1,182,016
Food - Confectionary - 0.9%
6,400	Hershey Foods Corp.	323,968
6,100	J.M. Smucker Co.	388,326
		712,294
Food - Diversified - 1.3%
10,700	General Mills, Inc.	625,094
13,100	Kraft Foods, Inc. - Class A	461,775
		1,086,869
Gas - Distribution - 0.6%
15,000	Southern Union Co.	488,850
Gold Mining - 0.8%
26,400	Goldcorp, Inc. (U.S. Shares)	625,416
Hotels and Motels - 1.2%
14,700	Hilton Hotels Corp.	492,009
7,600	Starwood Hotels & Resorts Worldwide, Inc.	509,732
		1,001,741
Instruments - Scientific - 2.7%
33,900	Applera Corp. - Applied Biosystems Group	1,035,306
22,600	PerkinElmer, Inc.	588,956
11,700	Thermo Electron Corp.*	605,124
		2,229,386
Internet Infrastructure Equipment - 0.9%
23,900	Avocent Corp.*	693,339

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Investment Management and Advisory Services - 4.7%
18,400	AllianceBernstein Holding L.P.	$1,602,456
21,900	INVESCO PLC (ADR)	566,115
7,600	Legg Mason, Inc.	747,688
32,800	Waddell & Reed Financial, Inc. - Class A	853,128
		3,769,387
Life and Health Insurance - 1.7%
10,500	AFLAC, Inc.	539,700
18,400	Protective Life Corp.	879,704
		1,419,404
Machinery - Construction and Mining - 0.7%
9,300	Joy Global, Inc.	542,469
Machinery - Farm - 0.8%
5,400	Deere & Co.	651,996
Medical - Biomedical and Genetic - 1.2%
8,600	Charles River Laboratories International, Inc.*	443,932
6,900	Invitrogen Corp.*	508,875
		952,807
Medical - Drugs - 2.1%
8,900	Eli Lilly and Co.	497,332
10,300	Endo Pharmaceuticals Holdings, Inc.*	352,569
15,400	Wyeth	883,036
		1,732,937
Medical - Generic Drugs - 0.7%
6,700	Barr Pharmaceuticals, Inc.*	336,541
13,600	Perrigo Co.	266,288
		602,829
Medical - HMO - 1.1%
7,800	Coventry Health Care, Inc.*	449,670
7,900	Health Net, Inc.*	417,120
		866,790
Medical Instruments - 0.5%
9,200	St. Jude Medical, Inc.*	381,708
Medical Labs and Testing Services - 0.6%
6,300	Laboratory Corporation of America Holdings*	493,038
Medical Products - 0.5%
4,000	Johnson & Johnson	246,480
4,500	Varian Medical Systems, Inc.*	191,295
		437,775
Metal - Aluminum - 0.3%
6,700	Alcoa, Inc.	271,551
Multi-Line Insurance - 1.1%
43,400	Old Republic International Corp.	922,684
Networking Products - 0.7%
15,400	Foundry Networks, Inc.*	256,564
12,600	Juniper Networks, Inc.*	317,142
		573,706
Non-Hazardous Waste Disposal - 1.9%
29,700	Republic Services, Inc.	910,008
17,000	Waste Management, Inc.	663,850
		1,573,858
Office Automation and Equipment - 1.7%
19,500	Pitney Bowes, Inc.	912,990
27,100	Xerox Corp.*	500,808
		1,413,798

Shares or Principal Amount		Value
Oil - Field Services - 0.7%
21,500	BJ Services Co.	$611,460
Oil and Gas Drilling - 1.3%
6,600	Global Santa Fe Corp. (U.S. Shares)	476,850
18,500	Nabors Industries, Ltd.*	617,530
		1,094,380
Oil Companies - Exploration and Production - 8.2%
23,100	Anadarko Petroleum Corp.	1,200,968
16,600	Bill Barrett Corp.*	611,378
14,600	Chesapeake Energy Corp.	505,160
11,800	Devon Energy Corp.	923,822
22,200	Forest Oil Corp.*	938,172
17,500	Newfield Exploration Co.*	797,125
7,318	Noble Energy, Inc.	456,570
10,700	Southwestern Energy Co.*	476,150
18,600	St. Mary Land & Exploration Co.	681,132
		6,590,477
Oil Field Machinery and Equipment - 0.7%
11,300	Grant Prideco, Inc.*	608,279
Oil Refining and Marketing - 0.6%
6,100	Valero Energy Corp.	450,546
Paper and Related Products - 1.4%
18,200	Temple-Inland, Inc.	1,119,846
Pharmacy Services - 0.9%
19,500	Omnicare, Inc.	703,170
Pipelines - 3.6%
8,000	Energy Transfer Partners L.P.	493,840
14,200	Enterprise Products Partners L.P.	451,702
8,600	Equitable Resources, Inc.	426,216
17,300	Kinder Morgan Energy Partners L.P.	954,787
8,900	Plains All American Pipeline L.P.	566,485
		2,893,030
Property and Casualty Insurance - 1.6%
8,100	Mercury General Corp.	446,391
35,400	Progressive Corp.	847,122
		1,293,513
Reinsurance - 2.7%
319	Berkshire Hathaway, Inc. - Class B*	1,149,995
9,500	Everest Re Group, Ltd.	1,032,080
		2,182,075
REIT - Apartments - 0.9%
9,400	Equity Residential Properties Trust	428,922
6,600	Home Properties, Inc.	342,738
		771,660
REIT - Diversified - 1.4%
12,100	Potlatch Corp.	520,905
13,500	Rayonier, Inc.	609,390
		1,130,295
REIT - Mortgages - 0.3%
5,400	Redwood Trust, Inc.	261,252
REIT - Office Property - 0.3%
2,000	SL Green Realty Corp.	247,780
REIT - Regional Malls - 1.0%
3,100	Macerich Co.	255,502
12,500	Pennsylvania Real Estate Investment Trust	554,125
		809,627

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 9

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
REIT - Warehouse and Industrial - 0.8%
11,500	ProLogis	$654,350
Rental Auto/Equipment - 0.3%
9,600	Aaron Rents, Inc.	280,320
Retail - Apparel and Shoe - 0.9%
31,900	Charming Shoppes, Inc.*	345,477
17,300	Foot Locker, Inc.	377,140
		722,617
Retail - Auto Parts - 0.9%
8,700	Advance Auto Parts, Inc.	352,611
2,800	AutoZone, Inc.*	382,536
		735,147
Retail - Discount - 0.5%
15,600	TJX Companies, Inc.	429,000
Retail - Drug Store - 0.5%
12,210	CVS/Caremark Corp.	445,055
Retail - Mail Order - 0.5%
12,700	Williams-Sonoma, Inc.	401,066
Retail - Office Supplies - 0.4%
14,300	Staples, Inc.	339,339
Savings/Loan/Thrifts - 1.2%
40,000	Astoria Financial Corp.	1,001,600
Semiconductor Components/Integrated Circuits - 0.4%
9,400	Linear Technology Corp.	340,092
Super-Regional Banks - 3.8%
15,637	PNC Bank Corp.	1,119,297
9,168	SunTrust Banks, Inc.	786,064
33,400	U.S. Bancorp	1,100,530
		3,005,891
Telecommunication Services - 0.7%
8,400	Embarq Corp.	532,308
Telephone - Integrated - 1.0%
6,600	CenturyTel, Inc.	323,730
24,700	Sprint Nextel Corp.	511,537
		835,267
Transportation - Railroad - 1.7%
21,100	Kansas City Southern*	792,094
11,300	Norfolk Southern Corp.	594,041
		1,386,135
Transportation - Truck - 0.8%
10,500	J.B. Hunt Transport Services, Inc.	307,860
18,200	Knight Transportation, Inc.	352,716
		660,576
Wireless Equipment - 0.3%
14,900	Motorola, Inc.	263,730
Total Common Stock (cost $71,516,533)		84,803,689

Shares or Principal Amount		Value
Money Markets - 3.6%
1,418,921	Janus Institutional Cash Management Fund - Institutional Shares, 5.34%	$1,418,921
1,554,852	Janus Institutional Money Market Fund - Institutional Shares, 5.28%	1,554,852
Total Money Markets (cost $2,973,773)		2,973,773
Total Investments (total cost $74,490,306) – 107.6%		87,777,462
Liabilities, net of Cash, Receivables and Other Assets – (7.6)%		(6,213,398)
Net Assets – 100%		$81,564,064

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$1,649,610	1.9%
Canada	1,703,361	2.0%
Cayman Islands	476,850	0.5%
United States††	83,947,641	95.6%
Total	$87,777,462	100.0%

†† Includes Short-Term Securities (92.2% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series June 30, 2007

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Mid Cap Value Portfolio
Assets:
Investments at cost	$74,490
Investments at value	$87,777
Cash	148
Receivables:
Investments sold	1,079
Portfolio shares sold	102
Dividends	88
Interest	12
Other assets	–
Total Assets	89,206
Liabilities:
Payables:
Investments purchased	513
Portfolio shares repurchased	7,036
Dividends	3
Advisory fees	37
Transfer agent fees and expenses	1
Distribution fees - Service Shares	16
Administrative service fees - Service Shares	6
Non-interested Trustees' fees and expenses	4
Accrued expenses	26
Total Liabilities	7,642
Net Assets	$81,564
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$66,204
Undistributed net investment income/(loss)*	147
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	1,926
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	13,287
Total Net Assets	$81,564
Net Assets - Institutional Shares	$13,999
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	805
Net Asset Value Per Share	$17.39
Net Assets - Service Shares	$67,565
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,906
Net Asset Value Per Share	$17.30

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 11

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Mid Cap Value Portfolio
Investment Income:
Interest	$–
Dividends	965
Dividends from affiliates	92
Foreign tax withheld	(1)
Total Investment Income	1,056
Expenses:
Advisory fees	226
Transfer agent expenses	2
Registration fees	13
Custodian fees	10
Professional fees	19
Non-interested Trustees' fees and expenses	8
Distribution fees - Service Shares	90
Administrative service fees - Service Shares	36
Printing expenses	22
Other expenses	19
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	445
Expense and Fee Offset	–
Net Expenses	445
Net Investment Income/(Loss)	611
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	4,629
Net realized gain/(loss) from options contracts	(6)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	3,060
Net Gain/(Loss) on Investments	7,683
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,294

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen Mid Cap Value Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$611	$770
Net realized gain/(loss) from investment and foreign currency transactions	4,629	4,749
Net realized gain/(loss) from futures contracts	–	(81)
Net realized gain/(loss) from options contracts	(6)	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	3,060	4,084
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,294	9,522
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(88)	(117)
Service Shares	(376)	(638)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(654)	(432)
Service Shares	(3,523)	(2,842)
Net Decrease from Dividends and Distributions	(4,641)	(4,029)
Capital Share Transactions:
Shares sold
Institutional Shares	3,742	4,879
Service Shares	3,787	22,610
Reinvested dividends and distributions
Institutional Shares	742	549
Service Shares	3,900	3,476
Shares repurchased
Institutional Shares	(2,224)	(4,946)
Service Shares	(12,480)	(7,933)
Net Increase/(Decrease) from Capital Share Transactions	(2,533)	18,635
Net Increase/(Decrease) in Net Assets	1,120	24,128
Net Assets:
Beginning of period	80,444	56,316
End of period	$81,564	$80,444
Undistributed net investment income/(loss)*	$147	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each fiscal year or period ended December 31	Janus Aspen Mid Cap Value Portfolio
	2007	2006	2005		2004	2003(1)
Net Asset Value, Beginning of Period	$16.64	$15.32	$15.54		$13.61	$10.07
Income from Investment Operations:
Net investment income/(loss)	.14	.20	.19		.04	.03
Net gain/(loss) on securities (both realized and unrealized)	1.59	2.06	1.31		2.39	3.54
Total from Investment Operations	1.73	2.26	1.50		2.43	3.57
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.20)	(.13)		(.04)	(.03)
Distributions (from capital gains)*	(.86)	(.74)	(1.59)		(.46)	–
Payment from affiliate	–	–	–	(2)	–	–
Total Distributions and Other	(.98)	(.94)	(1.72)		(.50)	(.03)
Net Asset Value, End of Period	$17.39	$16.64	$15.32		$15.54	$13.61
Total Return**	10.38%	15.42%	10.43	%(3)	18.19%	35.41%
Net Assets, End of Period (in thousands)	$13,999	$11,227	$9,922		$10,099	$6,070
Average Net Assets for the Period (in thousands)	$13,048	$9,223	$10,160		$8,108	$4,457
Ratio of Gross Expenses to Average Net Assets***(4)	0.75%	0.94%	0.87%		1.01%	1.25%
Ratio of Net Expenses to Average Net Assets***(4)	0.75%	0.94%	0.86%		1.01%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.74%	1.45%	1.16%		0.31%	0.46%
Portfolio Turnover Rate***	82%	89%	74%		92%	120%

Service Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each fiscal year ended December 31	Janus Aspen Mid Cap Value Portfolio
	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$16.56	$15.26	$15.52		$13.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.12	.14	.11		–	.02
Net gain/(loss) on securities (both realized and unrealized)	1.57	2.06	1.32		2.37	3.60
Total from Investment Operations	1.69	2.20	1.43		2.37	3.62
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	(.16)	(.10)		–	(.01)
Distributions (from capital gains)*	(.86)	(.74)	(1.59)		(.46)	–
Payment from affiliate	–	–	–	(2)	–	–
Total Distributions and Other	(.95)	(.90)	(1.69)		(.46)	(.01)
Net Asset Value, End of Period	$17.30	$16.56	$15.26		$15.52	$13.61
Total Return**	10.22%	15.06%	9.93	%(3)	17.79%	36.24%
Net Assets, End of Period (in thousands)	$67,565	$69,217	$46,394		$31,465	$23,628
Average Net Assets for the Period (in thousands)	$72,742	$58,793	$36,590		$25,782	$14,025
Ratio of Gross Expenses to Average Net Assets***(4)	1.10%	1.30%	1.22%		1.36%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.10%	1.30%	1.22%		1.36%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.38%	1.08%	0.86%		(0.05)%	0.20%
Portfolio Turnover Rate***	82%	89%	74%		92%	120%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Fiscal period from May 1, 2003 (inception date) through December 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
14 Janus Aspen Series June 30, 2007

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Value Index	Measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

Janus Aspen Series June 30, 2007 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Value Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A

16 Janus Aspen Series June 30, 2007

forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of June 30, 2007, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable). The Portfolio recognized realized losses of $6,136 during the six-month period ended June 30, 2007.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2007 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Aspen Mid Cap Value Portfolio
Options outstanding at December 31, 2006	–	$–
Options written	68	13,783
Options closed	(68)	(13,783)
Options expired	–	–
Options exercised	–	–
Options outstanding at June 30, 2007	–	$–

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" (uncovered) short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of June 30, 2007, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of June 30, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of June 30, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

The Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such

18 Janus Aspen Series June 30, 2007

dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

For Janus Aspen Mid Cap Value Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark, as shown below:

Portfolio	Benchmark Index
Janus Aspen Mid Cap Value Portfolio	Russell Midcap® Value Index

Only the base fee rate applied until February 2007 for Janus Aspen Mid Cap Value Portfolio, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by Janus Aspen Mid Cap Value Portfolio consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Portfolio's performance-based fee structure has been in effect for at least 12 months. When the Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Aspen Mid Cap Value Portfolio. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio's relative performance of its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period and could decrease Janus Capital's fee

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The Portfolio's prospectus and statement of additional information contains additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the base fee plus/minus any performance adjustment.

Perkins, Wolf, McDonnell and Company, LLC. ("Perkins") serves as subadviser to the Portfolio. As compensation for its services, Perkins receives directly from the Portfolio a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives from the Portfolio a fee at an annual rate of up to 10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $77 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

20 Janus Aspen Series June 30, 2007

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen Mid Cap Value Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$1,418,921	$–	$17,442	$1,418,921
Janus Institutional Cash Reserves Fund	653,863	1,182,463	2,991	–
Janus Institutional Money Market Fund – Institutional Shares	15,884,852	14,330,000	38,393	1,554,852
Janus Money Market Fund – Institutional Shares	3,566,713	9,720,418	32,696	–
	$21,524,349	$25,232,881	$91,522	$2,973,773

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2006, the Portfolio incurred "Post-October" losses of $33 during the period from November 1, 2006 through December 31, 2006. These losses will be deferred for tax purposes and recognized in 2007.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Mid Cap Value Portfolio	$74,585,825	$14,295,952	$(1,104,315)	$13,191,637

Net capital loss carryovers as of December 31, 2006 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule For the fiscal year ended December 31, 2006 Portfolio	December 31, 2009	December 31, 2010	Accumulated Capital Losses
Janus Aspen Mid Cap Value Portfolio(1)	$(1,920,126)	$(640,042)	$(2,560,168)

(1)  Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Mid Cap Value Portfolio	$640,042

Janus Aspen Series June 30, 2007 21

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2007 (unaudited) and each fiscal year or period ended December 31	Institutional Shares					Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003(2)	2007(1)	2006(1)	2005(1)	2004(1)	2003
Janus Aspen Mid Cap Value Portfolio	0.75%	0.94%	0.87%	1.01%	1.36%	1.10%	1.30%	1.22%	1.36%	1.90%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from May 1, 2003 (inception date) through December 31, 2003.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen Mid Cap Value Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	214	304
Reinvested dividends and distributions	43	36
Shares repurchased	(127)	(313)
Net Increase/(Decrease) in Portfolio Shares	130	27
Shares Outstanding, Beginning of Period	675	648
Shares Outstanding, End of Period	805	675
Transactions in Portfolio Shares – Service Shares
Shares sold	217	1,413
Reinvested dividends and distributions	225	230
Shares repurchased	(717)	(502)
Net Increase/(Decrease) in Portfolio Shares	(275)	1,141
Shares Outstanding, Beginning of Period	4,181	3,040
Shares Outstanding, End of Period	3,906	4,181

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Mid Cap Value Portfolio	$35,999,819	$33,398,381	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for

22 Janus Aspen Series June 30, 2007

coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series June 30, 2007 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

24 Janus Aspen Series June 30, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written option contracts follows the Portfolio's Schedule of Investments (if applicable). Written option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

Janus Aspen Series June 30, 2007 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses

26 Janus Aspen Series June 30, 2007

during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2007 27

Notes

28 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-896  109-24-719 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Money Market Portfolio

Look Inside. . .

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Schedule of Investments	3

Statement of Assets and Liabilities	4

Statement of Operations	5

Statements of Changes in Net Assets	6

Financial Highlights	7

Notes to Schedule of Investments	8

Notes to Financial Statements	9

Additional Information	13

Explanations of Charts, Tables and Financial Statements	14

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Useful Information About Your Portfolio Report

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears on page 2 of this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has agreed to waive one-half of its advisory fee for the Portfolio. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Money Market
Portfolio (unaudited)

Eric Thorderson
co-portfolio manager
Craig Jacobson
co-portfolio manager

Average Annual Total Return For the periods ended June 30, 2007
Institutional Shares
Fiscal Year-to-Date	2.43%
1 Year	4.98%
5 Year	2.55%
10 Year	3.71%
Since Inception (May 1, 1995)	3.96%
Seven-Day Current Yield
Institutional Shares:
With Reimbursement	4.87%
Without Reimbursement	4.41%
Expense Ratios For the Fiscal Year ended December 31, 2006
Institutional Shares
Total Annual Fund Operating Expenses	1.34%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Janus Capital has agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Portfolio's Total Annual Fund Operating Expenses exceed 0.50%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Portfolio's yield and total returns would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of Money Market Portfolio than the total return.

Effective April 16, 2007, Craig Jacobson became Co-Portfolio Manager of Money Market Portfolio.

See Notes to Schedule of Investments and Financial Statements.

See "Explanations of Charts, Tables and Financial Statements."

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

Expense Example - Institutional Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/2007)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,024.30	$2.51
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

(1) Expenses are equal to the annualized expense ratio of 0.50% for Institutional Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

See Notes to Schedule of Investments and Financial Statements.
2 Janus Aspen Series June 30, 2007

Janus Aspen Money Market Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Principal Amount		Value
Commercial Paper - 47.7%
$450,000	Aquinas Funding LLC 5.30%, 8/28/07 (144A)	$446,158
450,000	Atlantic Asset Securitization LLC 5.31%, 7/26/07 (Section 4(2))	448,341
460,000	Bavaria TRR Corp. 5.29%, 7/2/07 (Section 4(2))	459,932
460,000	BTM Capital Corp. 5.275%, 8/21/07 (Section 4(2))	456,563
430,000	Check Point Charlie LLC 5.27%, 7/9/07 (Section 4(2))	429,496
460,000	Davis Square Funding IV Corp. 5.31%, 7/20/07 (Section 4(2))	458,711
350,000	Harrier Finance Funding LLC 5.235%, 7/6/07 (144A)	349,745
460,000	Klio II Funding Corp. 5.27%, 8/29/07 (144A)	456,027
440,000	Klio III Funding Corp. 5.26%, 7/13/07 (144A)	439,229
450,000	La Fayette Asset Securitization LLC 5.35%, 8/3/07 (Section 4(2))	447,793
460,000	Manhattan Asset Funding Company LLC 5.27%, 7/31/07 (Section 4(2))	457,980
460,000	Morrigan TRR Funding LLC 5.31%, 7/16/07 (144A)	458,982
446,000	Nieuw Amsterdam Receivables Corp. 5.30%, 7/20/07 (Section 4(2))	444,752
304,000	Scaldis Capital LLC 5.28%, 7/2/07 (Section 4(2))	303,955
460,000	Sedna Finance, Inc. 5.265%, 9/18/07 (144A)	454,686
460,000	Ticonderoga Funding LLC 5.30%, 7/26/07 (144A)	458,307
250,000	Victory Receivables Corp. 5.40%, 7/6/07 (Section 4(2))	249,812
Total Commercial Paper (cost $7,220,469)		7,220,469
Repurchase Agreement - 21.8%
3,300,000	UBS Financial Services, Inc., 5.385% dated 6/29/07, maturing 7/2/07 to be repurchased at $3,301,481 collateralized by $9,521,894 in U.S. Government Agencies 0% - 6.50%, 1/1/33 - 12/1/34 with a value of $3,366,021 (cost $3,300,000)	3,300,000
Taxable Variable Rate Demand Notes - 10.8%
200,000	Anaheim California Housing Authority Multifamily Housing Revenue (Cobblestone) 5.43%, 3/15/33	200,000
630,000	Arapahoe County, Colorado Industrial Development Revenue (Cottrell), Series B, 5.44%, 10/1/19	630,000
810,000	Medical Properties, Inc., North Dakota (Dakota Clinic Project), 5.41%, 12/22/24	810,000
Total Taxable Variable Rate Demand Notes (cost $1,640,000)		1,640,000

Principal Amount		Value
U.S. Government Agency Notes - 19.6%
$3,000,000	Fannie Mae 5.095%, 9/26/07 (cost $2,963,061)	$2,963,061
Total Investments (total cost $15,123,530) – 99.9%		15,123,530
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		10,751
Net Assets – 100%		$15,134,281

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 3

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Money Market Portfolio
Assets:
Investments at amortized cost	$11,824
Repurchase agreement	3,300
Cash	77
Receivables:
Interest	13
Due from adviser	6
Total Assets	15,220
Liabilities:
Payables:
Portfolio shares repurchased	47
Dividends	2
Advisory fees	3
Printing expenses	9
Professional fees	10
Transfer agent fees and expenses	1
System fees	3
Legal fees	4
Non-interested Trustees' fees and expenses	4
Accrued expenses	3
Total Liabilities	86
Net Assets	$15,134
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$15,134
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments*	–
Total Net Assets	$15,134
Net Assets - Institutional Shares	$15,134
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,134
Net Asset Value Per Share	$1.00

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
4 Janus Aspen Series June 30, 2007

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Money Market Portfolio
Investment Income:
Interest	$374
Total Investment Income	374
Expenses:
Advisory fees	17
Transfer agent expenses	1
Registration fees	7
Custodian fees	3
Professional fees	6
Non-interested Trustees' fees and expenses	8
System fees	7
Legal fees	3
Printing expenses	16
Other expenses	3
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	71
Expense and Fee Offset	–
Net Expenses	71
Less: Excess Expense Reimbursement	(36)
Net Expenses after Expense Reimbursement	35
Net Investment Income/(Loss)	339
Net Realized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	–
Net Gain/(Loss) on Investments	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$339

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 5

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen Money Market Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$339	$573
Net realized gain/(loss) from securities transactions	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	339	573
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(339)	(573)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Net Decrease from Dividends and Distributions	(339)	(573)
Capital Share Transactions:
Shares sold
Institutional Shares	7,790	10,535
Reinvested dividends and distributions
Institutional Shares	339	571
Shares repurchased
Institutional Shares	(5,451)	(9,010)
Net Increase/(Decrease) from Capital Share Transactions	2,678	2,096
Net Increase/(Decrease) in Net Assets	2,678	2,096
Net Assets:
Beginning of period	12,456	10,360
End of period	$15,134	$12,456
Undistributed net investment income/(loss)*	$–	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
6 Janus Aspen Series June 30, 2007

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Money Market Portfolio
fiscal year ended December 31	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	.03	.01	.01	.02
Net gain/(loss) on securities	–	–	–	–	–	–
Total from Investment Operations	.02	.05	.03	.01	.01	.02
Less Distributions:
Dividends (from net investment income)*	(.02)	(.05)	(.03)	(.01)	(.01)	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.02)	(.05)	(.03)	(.01)	(.01)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	2.43%	4.73%	2.94%	1.09%	0.86%	1.63%
Net Assets, End of Period (in thousands)	$15,134	$12,456	$10,360	$12,138	$20,761	$73,402
Average Net Assets for the Period (in thousands)	$14,027	$12,305	$12,086	$14,396	$31,124	$93,310
Ratio of Gross Expenses to Average Net Assets***(1)	0.50%	0.50%	0.50%	0.50%	0.50%	0.39%
Ratio of Net Expenses to Average Net Assets***(1)	0.50%	0.50%	0.50%	0.50%	0.50%	0.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.88%	4.65%	2.87%	1.04%	0.87%	1.63%

*See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 7

Notes to Schedule of Investments (unaudited)

144	A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

Section 4(2)		Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2007.

Money market portfolios may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Portfolio to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8 Janus Aspen Series June 30, 2007

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Money Market Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in short-term money market securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Institutional Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term securities with maturities of 60 days or less are valued using the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of June 30, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

Dividends representing substantially all of the Portfolio's net investment income and any net realized capital gains on sales of securities are declared daily and generally distributed monthly. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Janus Aspen Series June 30, 2007 9

Notes to Financial Statements (unaudited) (continued)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.25%.

Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $13 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on

10 Janus Aspen Series June 30, 2007

July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2007 (unaudited) and each fiscal year ended December 31	Institutional Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003	2002
Janus Aspen Money Market Portfolio	1.02%	1.34%	0.86%	0.98%	0.78%	0.39%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Money Market Portfolio
	2007	2006
Transactions in Portfolio Shares - Institutional Shares
Shares sold	7,790	10,535
Reinvested dividends and distributions	339	571
Shares repurchased	(5,451)	(9,010)
Net Increase/(Decrease) in Portfolio Shares	2,678	2,096
Shares Outstanding, Beginning of Period	12,456	10,360
Shares Outstanding, End of Period	15,134	12,456

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a

Janus Aspen Series June 30, 2007 11

Notes to Financial Statements (unaudited) (continued)

derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

12 Janus Aspen Series June 30, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series June 30, 2007 13

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days are valued using the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses and gains and losses on securities.

The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends

14 Janus Aspen Series June 30, 2007

in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises interest income earned on securities held by the Portfolio. Following is the total of realized gains/(losses). Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

Janus Aspen Series June 30, 2007 15

Notes

16 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 17

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street
Denver, CO 80206
1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-902  109-24-708 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Small Company Value Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Portfolio Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Additional Information	21

Explanations of Charts, Tables and Financial Statements	22

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Small Company Value
Portfolio (unaudited)

Portfolio Snapshot

This portfolio searches for small, out-of-favor companies misunderstood by the broader investment community.

Jakob Holm

portfolio manager

Performance Overview

During the six-month period ended June 30, 2007, Janus Aspen Small Company Value Portfolio's Service Shares posted returns of 4.70%, slightly outperforming the Portfolio's benchmark, the Russell 2000® Value Index, which gave back 3.80%. With approximately 75 holdings and a median market capitalization of approximately $1.5 billion, the Portfolio offers relatively strong diversification across the small-cap universe – a trait that has been beneficial during volatile times.

Economic Overview

Equity markets worldwide rallied during much of the period, with many ending the period near record levels amid global economic strength, a positive environment for mergers and acquisitions (M&A) and private equity activity, and stronger-than-expected corporate earnings growth. Within the U.S., inflation continued to moderate, while employment growth remained firm and the economy showed signs of rebounding following what had been a slow start to 2007. Late in the second quarter, somewhat better-than-expected economic data and concerns that inflation might fail to moderate as expected helped spark a rise in long-term interest rates. As a result, the yield curve began to normalize, with long-term rates higher than short-term rates during the first half of the year.

Meanwhile, growing problems within the subprime mortgage market, persistent weakness in the housing sector and rising energy prices contributed to ongoing uncertainty over the near-term future of the U.S. economy. The Federal Reserve (Fed) confirmed its neutral posture on monetary policy and it seems less likely to cut the Fed Funds rate this year. Instead, the Fed opted to focus on longer-term inflation risks at its June meeting, rather than on moderating short-term inflation levels. The period closed with many loose ends, contributing to increased volatility in the equity markets. The uptick in volatility was not limited to the U.S., as markets across the globe experienced similar increases. This rise in global interest rates led to questions about whether the robust deal-making activity of the first half of the year could continue to provide key valuation support for equity prices worldwide.

Standouts During the Period

Stock selection within materials and industrials drove performance. The top performer during the period was materials company Owens-Illinois, which benefited from new management's focus on cost reduction and reduced capital spending. Earlier in the year, market expectations were validated when new CEO Al Stroucken put at least one new capital expenditure project on hold. I believe the restructuring and focus on margin improvement should drive the glass container manufacturer's performance going forward. In addition, high barriers to entry and Owens-Illinois' existing market share support continued investment.

Industrials holding Deluxe Corp. was another bright spot. Deluxe is a turnaround story with a management team focused on cash flows, cost cutting and the associated margin expansion. The company rose as the market recognized the potential positive impact of this restructuring. I believe the company's results will continue to benefit as management takes costs out and focuses on cash flows in the core business of providing checks to banking customers. I also believe the stock's valuation is very attractive and this restructuring story can drive shareholder results going forward. As such, I added to the position during the period.

Detractors During the Period

An underweight exposure to the consumer discretionary sector hurt performance, as did some specific holdings in the financial sector.

Within financials, BancFirst, the largest detractor for the period, guided expectations lower. In addition to the reduced guidance BancFirst suffered, along with other spread-based lenders, on concern about subprime mortgage exposure and the risk of a spillover into other consumer credit markets. I believe BancFirst is a well-run bank with a strong franchise whose valuation warrants continued investment.

Consumer discretionary holding WCI Communities was the second largest detractor. While housing-related businesses overall suffered, the situation at WCI was exacerbated by the company's inability to find an acquirer and its loss of support by one potential takeout candidate, Carl Icahn. I feel the current valuation for the company's stock remains attractive relative to potential takeout value, but I will closely monitor this Florida-focused homebuilder.

2 Janus Aspen Series June 30, 2007

(unaudited)

Looking Forward

With most U.S. equity indices near all-time highs at the end of the period, the investment team will closely monitor several fundamental factors for directional cues. First, we will be watching the labor market closely for any sign of a slowdown that could impact consumer sentiment and economic growth. Similarly, we will monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit-quality deterioration. It will also be important to watch both the future path of corporate earnings and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained.

Most importantly, we will continue to monitor the situation and risk/reward profile of the individual holdings while seeking to identify investment candidates trading at attractive valuations.

Thank you for your investment in Janus Aspen Small Company Value Portfolio.

Janus Aspen Small Company Value Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	1.46%
Deluxe Corp.	0.93%
Belden, Inc.	0.71%
Arris Group, Inc.	0.65%
Ceradyne, Inc.	0.61%

5 Largest Detractors from Performance – Holdings

Contribution
BancFirst Corp.	(0.37)%
WCI Communities, Inc.	(0.31)%
1st Source Corp.	(0.26)%
Meritage Homes Corp.	(0.26)%
Centene Corp.	(0.23)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Industrials	3.40%	16.86%	11.41%
Information Technology	1.98%	16.35%	13.44%
Materials	1.70%	6.32%	6.55%
Energy	1.26%	7.95%	4.27%
Telecommunication Services	0.30%	1.87%	1.48%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Financials	(2.80)%	30.63%	33.28%
Consumer Discretionary	(0.16)%	9.02%	15.69%
Utilities	(0.09)%	2.90%	5.39%
Consumer Staples	0.07%	3.63%	3.73%
Health Care	0.16%	4.48%	4.76%

Janus Aspen Series June 30, 2007 3

Janus Aspen Small Company Value Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007

Owens-Illinois, Inc. Containers - Metal and Glass	2.4%
Microsemi Corp. Electronic Components - Semiconductors	2.2%
Deluxe Corp. Commercial Services - Finance	2.1%
Thor Industries, Inc. Building - Mobile Home and Manufactured Homes	2.1%
Steiner Leisure, Ltd. Commercial Services	2.0%
10.8%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Top Country Allocations – (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

4 Janus Aspen Series June 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007						Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Small Company Value Portfolio - Service Shares	4.70%	16.54%		19.34%		2.20%	1.70	%(a)
Russell 2000® Value Index	3.80%	16.05%		21.45%
Lipper Quartile - Service Shares	–	2	nd	3	rd
Lipper Ranking - Service Shares based on total returns for Variable Annuity Small-Cap Core Funds	–	56/120		53/91

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a) For Service Shares, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Portfolios that invest in REITs may be subject to a higher degree of market risk because of the REITs concentration in a specific industry, sector or geographic region, REITs may be subject to risks including, but not limited to, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Due to certain investment strategies, the Portfolio may have an increased position in cash.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Aspen Series June 30, 2007 5

Janus Aspen Small Company Value Portfolio
(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,047.00	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	$8.45

(1) Expenses are equal to the annualized expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – December 31, 2002

6 Janus Aspen Series June 30, 2007

Janus Aspen Small Company Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Common Stock - 81.6%
Advanced Materials/Products - 2.0%
5,955	Ceradyne, Inc.*	$440,432
Applications Software - 0.8%
11,236	Quest Software, Inc.*	181,911
Building - Mobile Home and Manufactured Homes - 2.1%
10,310	Thor Industries, Inc.	465,393
Building - Residential and Commercial - 1.9%
5,240	Meritage Homes Corp.*	140,170
17,150	WCI Communities, Inc.*	286,062
		426,232
Building and Construction - Miscellaneous - 1.4%
10,537	Dycom Industries, Inc.*	315,899
Building Products - Lighting Fixtures - 1.3%
3,752	Genlyte Group, Inc.*	294,682
Chemicals - Diversified - 1.0%
2,607	FMC Corp.	233,040
Collectibles - 1.2%
6,857	RC2 Corp.*	274,349
Commercial Banks - 8.9%
6,463	1st Source Corp.	161,058
5,784	BancFirst Corp.	247,670
6,071	Camden National Corp.	237,619
9,190	Community Bank System, Inc.	183,984
5,155	East West Bancorp, Inc.	200,426
930	First Citizens BancShares, Inc. - Class A	180,792
7,603	First Commonwealth Financial Corp.	83,025
4,957	Omega Financial Corp.	133,294
2,833	Peoples Bancorp, Inc.	76,689
6,242	Simmons First National Corp. - Class A	172,217
6,149	TriCo Bancshares	137,492
4,846	UMB Financial Corp.	178,672
		1,992,938
Commercial Services - 2.0%
9,126	Steiner Leisure, Ltd.*	448,269
Commercial Services - Finance - 3.0%
11,805	Deluxe Corp.	479,401
6,435	Jackson Hewitt Tax Service, Inc.	180,888
		660,289
Computer Services - 0.6%
2,806	CACI International, Inc.*	137,073
Consulting Services - 1.8%
10,520	FTI Consulting, Inc.*	400,076
Containers - Metal and Glass - 2.4%
15,375	Owens-Illinois, Inc.*	538,125
Diversified Operations - 0.4%
241,259	Polytec Asset Holdings, Ltd.§	82,472
Electric - Integrated - 0.6%
4,270	Otter Tail Corp.	136,939
Electronic Components - Miscellaneous - 0.8%
7,880	Benchmark Electronics, Inc.	178,246
Electronic Components - Semiconductors - 4.6%
10,635	International Rectifier Corp.*	396,260
20,160	Microsemi Corp.*	482,832
16,771	MIPS Technologies, Inc.*	147,417
		1,026,509

Shares or Principal Amount		Value
Electronic Measuring Instruments - 1.3%
9,183	Trimble Navigation, Ltd.*	$295,693
Finance - Consumer Loans - 1.9%
17,000	Nelnet, Inc. - Class A	415,480
Financial Guarantee Insurance - 0.9%
12,290	Ram Holdings, Ltd.*	193,568
Food - Diversified - 0.8%
5,000	J & J Snack Foods Corp.	188,700
Food - Retail - 1.6%
5,328	Ruddick Corp.	160,479
5,074	Weis Markets, Inc.	205,548
		366,027
Gas - Distribution - 0.9%
3,092	Atmos Energy Corp.	92,946
4,067	Piedmont Natural Gas Company, Inc.	100,251
		193,197
Internet Applications Software - 1.1%
17,336	Interwoven, Inc.*	243,397
Internet Infrastructure Equipment - 1.0%
7,540	Avocent Corp.*	218,735
Investment Management and Advisory Services - 0.8%
3,903	National Financial Partners Corp.	180,748
Lasers - Systems and Components - 1.4%
7,780	Cymer, Inc.*	312,756
Machinery - Electrical - 1.2%
5,595	Regal-Beloit Corp.	260,391
Machinery - Farm - 0.8%
7,215	Alamo Group, Inc.	181,818
Machinery - General Industrial - 1.5%
11,226	Applied Industrial Technologies, Inc.	331,167
Medical - Outpatient and Home Medical Care - 0.7%
6,060	Radiation Therapy Services, Inc.*	159,620
Medical Instruments - 1.6%
12,097	CONMED Corp.*	354,200
Multi-Line Insurance - 1.8%
12,080	American Financial Group, Inc.	412,532
Non-Ferrous Metals - 1.3%
3,880	RTI International Metals, Inc.*	292,436
Oil - Field Services - 1.3%
10,146	TETRA Technologies, Inc.*	286,117
Oil and Gas Drilling - 1.0%
3,181	Atwood Oceanics, Inc.*	218,280
Oil Companies - Exploration and Production - 4.8%
10,006	Forest Oil Corp.*	422,854
8,236	Mariner Energy, Inc.*	199,723
4,985	Plains Exploration & Production Co.*	238,333
5,781	St. Mary Land & Exploration Co.	211,700
		1,072,610
Real Estate Management/Services - 0.3%
4,190	HFF, Inc.*	64,987
Recreational Vehicles - 0.9%
3,915	Polaris Industries, Inc.	212,036

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 7

Janus Aspen Small Company Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
REIT - Health Care - 2.0%
13,045	Medical Properties Trust, Inc.	$172,585
9,870	Nationwide Health Properties, Inc.	268,464
		441,049
REIT - Office Property - 2.4%
1,765	Alexandria Real Estate Equities, Inc.	170,887
6,470	Douglas Emmett, Inc.	160,068
3,020	Kilroy Realty Corp.	213,937
		544,892
REIT - Regional Malls - 1.4%
6,265	Taubman Centers, Inc.	310,807
REIT - Shopping Centers - 0.9%
7,800	Acadia Realty Trust	202,410
REIT - Warehouse and Industrial - 0.8%
7,647	First Potomac Realty Trust	178,099
Rental Auto/Equipment - 1.5%
10,515	United Rentals, Inc.*	342,158
Savings/Loan/Thrifts - 0.7%
6,438	Provident Financial Holdings, Inc.	160,950
Telecommunication Equipment - 1.2%
14,794	Arris Group, Inc.*	260,226
Telephone - Integrated - 1.6%
6,305	Golden Telecom, Inc.	346,838
Transportation - Equipment and Leasing - 1.1%
4,905	GATX Corp.	241,571
Water - 0.7%
4,702	American States Water Co.	167,250
Wire and Cable Products - 1.6%
6,499	Belden, Inc.	359,720
Total Common Stock (cost $14,842,751)		18,243,339
Money Markets - 0.3%
75,776	Janus Institutional Cash Management Fund - Institutional Shares 5.34%, (cost $75,776)	75,776
Total Investments (total cost $14,918,527) – 81.9%		18,319,115
Cash, Receivables and Other Assets, net of Liabilities – 18.1%		4,055,206
Net Assets – 100%		$22,374,321

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$193,568	1.1%
Cayman Islands	82,472	0.5%
United States††	18,043,075	98.4%
Total	$18,319,115	100.0%

†† Includes Short-Term Securities (98.1% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Small Company Value Portfolio
Assets:
Investments at cost	$14,919
Investments at value	$18,319
Cash	111
Receivables:
Portfolio shares sold	4,332
Dividends	26
Interest	–
Other assets	–
Total Assets	22,788
Liabilities:
Payables:
Investments purchased	364
Portfolio shares repurchased	–
Advisory fees	11
Professional fees	15
Transfer agent fees and expenses	–
Administrative services fees - Service Shares	2
Non-interested Trustees' fees and expenses	4
Accrued expenses	18
Total Liabilities	414
Net Assets	$22,374
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$18,819
Undistributed net investment income/(loss)*	(45)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	199
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	3,401
Total Net Assets	$22,374
Net Assets - Service Shares	$22,374
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,099
Net Asset Value Per Share	$20.36

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 9

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Small Company Value Portfolio
Investment Income:
Interest	$–
Dividends	103
Dividends from affiliates	9
Total Investment Income	112
Expenses:
Advisory fees	66
Transfer agent expenses	1
Registration fees	3
Custodian fees	6
Professional fees	11
Non-interested Trustees' fees and expenses	8
Distribution fees - Service Shares	22
Administrative services fees - Service Shares	9
Printing expenses	16
System fees	8
Other expenses	7
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	157
Expense and Fee Offset	–
Net Expenses	157
Less: Excess Expense Reimbursement	(6)
Net Expenses after Expense Reimbursement	151
Net Investment Income/(Loss)	(39)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	221
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	654
Net Gain/(Loss) on Investments	875
Net Increase/(Decrease) in Net Assets Resulting from Operations	$836

See Notes to Financial Statements.
10 Janus Aspen Series June 30, 2007

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen Small Company Value Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$(39)	$(41)
Net realized gain/(loss) from investment and foreign currency transactions	221	689
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	654	1,878
Net Increase/(Decrease) in Net Assets Resulting from Operations	836	2,526
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Service Shares	(408)	(125)
Net Decrease from Dividends and Distributions	(408)	(125)
Capital Share Transactions:
Shares sold
Service Shares	6,890	8,319
Reinvested dividends and distributions
Service Shares	408	125
Shares repurchased
Service Shares	(2,197)	(3,013)
Net Increase/(Decrease) from Capital Share Transactions	5,101	5,431
Net Increase/(Decrease) in Net Assets	5,529	7,832
Net Assets:
Beginning of period	16,845	9,013
End of period	$22,374	$16,845
Undistributed net investment income/(loss)*	$(45)	$(6)

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 11

Financial Highlights - Service Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each fiscal year or period ended December 31	Janus Aspen Small Company Value Portfolio
	2007	2006	2005	2004	2003	2002(1)
Net Asset Value, Beginning of Period	$19.89	$16.45	$15.90	$14.20	$9.92	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.01)	–	.01	.02	–
Net gain/(loss) on securities (both realized and unrealized)	.97	3.60	.55	2.51	4.26	(.08)
Total from Investment Operations	.94	3.59	.55	2.52	4.28	(.08)
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.02)	–	–
Distributions (from capital gains)*	(.47)	(.15)	–	(.80)	–	–
Total Distributions	(.47)	(.15)	–	(.82)	–	–
Net Asset Value, End of Period	$20.36	$19.89	$16.45	$15.90	$14.20	$9.92
Total Return**	4.70%	21.80%	3.49%	18.16%	43.15%	(0.80)%
Net Assets, End of Period (in thousands)	$22,374	$16,845	$9,013	$2,755	$1,626	$496
Average Net Assets for the Period (in thousands)	$18,031	$13,106	$5,120	$2,062	$856	$–
Ratio of Gross Expenses to Average Net Assets***(2)	1.69%	1.69%	1.69%	1.60%	1.60%	N/A
Ratio of Net Expenses to Average Net Assets***(2)	1.69%	1.69%	1.69%	1.59%	1.60%	N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.43)%	(0.32)%	(0.25)%	(0.05)%	0.14%	N/A
Portfolio Turnover Rate***	41%	59%	53%	43%	50%	0%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Portfolio commenced operations on December 31, 2002 (inception date).

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

REIT	Real Estate Investment Trust

*  Non-income-producing security.

§Schedule of Restricted and Illiquid Securities (as of June 30, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen Small Company Value Portfolio
Polytec Asset Holdings, Ltd.	5/5/06	$62,260	$82,472	0.4%

The Portfolio has registration rights for the restricted security held as of June 30, 2007. The issuer incurs all registration costs.

Janus Aspen Series June 30, 2007 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Small Company Value Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Janus Capital invested initial seed capital in the amount of $500,000 for the Portfolio on December 31, 2002.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

14 Janus Aspen Series June 30, 2007

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of June 30, 2007, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" (uncovered) short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of June 30, 2007, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option

Janus Aspen Series June 30, 2007 15

Notes to Financial Statements (unaudited) (continued)

positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of June 30, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

The Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

16 Janus Aspen Series June 30, 2007

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.74%.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.34% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives from the Portfolio a fee at an annual rate of up to 10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $16 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen Small Company Value Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$493,807	$418,031	$2,722	$75,776
Janus Institutional Cash Reserves	245,997	317,472	1,891	–
Janus Institutional Money Market Fund – Institutional Shares	2,515,100	2,515,100	3,903	–
Janus Money Market Fund – Institutional Shares	735,254	735,254	794	–
	$3,990,158	$3,985,857	$9,310	$75,776

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Net Tax Unrealized Appreciation	Unrealized (Depreciation)	Appreciation/ (Depreciation)
Janus Aspen Small Company Value Portfolio	$14,941,871	$3,809,576	$(432,332)	$3,377,244

During the fiscal year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Small Company Value Portfolio	$71,285

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year or period ended December 31	Services Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003	2002(2)
Janus Aspen Small Company Value Portfolio	1.76%	2.19%	2.79%	4.49%	12.61%	N/A

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Portfolio commenced operations on December 31, 2002 (inception date).

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen Small Company Value Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares - Service Shares
Shares sold	338	456
Reinvested dividends and distributions	20	6
Shares repurchased	(106)	(163)
Net Increase/(Decrease) in Portfolio Shares	252	299
Shares Outstanding, Beginning of Period	847	548
Shares Outstanding, End of Period	1,099	847

18 Janus Aspen Series June 30, 2007

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Small Company Value Portfolio	$4,167,270	$3,605,337	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

20 Janus Aspen Series June 30, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series June 30, 2007 21

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio

22 Janus Aspen Series June 30, 2007

must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2007 23

Notes

24 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-897  109-24-720 08-07

2007 Semiannual Report

Janus Aspen Series

Janus Aspen Worldwide Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Additional Information	25

Explanations of Charts, Tables and Financial Statements	26

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was June 30, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series June 30, 2007 1

Janus Aspen Worldwide Growth Portfolio (unaudited)

Portfolio Snapshot

Offering true geographic diversification in a single portfolio, this portfolio seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee

portfolio manager

Performance Overview

For the six months ended June 30, 2007, Janus Aspen Worldwide Growth Portfolio's Institutional Shares, Service Shares and Service II Shares returned 13.00%, 12.84% and 12.87%, respectively, outperforming the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM, which gained 9.17% for the same period.

Economic Overview

Equity markets worldwide rallied during much of the first six months of the year. Many ended the period at near-record levels amid global economic strength, an active merger and acquisition (M&A) and private equity environment, and stronger-than-expected corporate earnings growth. Within the U.S., inflation continued to moderate while employment growth remained firm and the economy showed signs that it was rebounding from what had been a slow start to 2007. The somewhat better-than-expected economic data during the second quarter and concerns that inflation will fail to moderate further helped to spark a rise in long-term interest rates late in the period. As a result, the yield curve began to normalize, with long-term rates higher than short-term rates, during the first half of the year. Growing problems within the subprime mortgage market, persistent weakness in housing and rising energy prices led to continued uncertainty over the near-term future of the U.S. economy.

The Federal Reserve (Fed) confirmed its neutral posture on monetary policy. It seems less likely to cut the Fed Funds rate any time this year, as it opted to focus on longer-term inflation instead of moderating short-term inflation levels at its June meeting. The period closed with several loose ends, helping to increase volatility in the equity markets. The uptick in volatility was not limited to the U.S., as markets across the globe experienced similar increases. This prompted questions about whether the robust deal-making activity seen during the first half of the year could maintain its solid pace and continue to provide key valuation support for equity prices worldwide.

Consumer Shares Aided Performance

The Portfolio's overweight exposure to the consumer discretionary sector proved positive for the period. Many individual holdings outperformed the benchmark return for the group. Also benefiting overall performance was successful stock selection in the financials, health care, information technology and consumer staples sectors.

Amazon.com emerged as the largest positive contributor among the Portfolio's many consumer discretionary holdings – affirming my thesis for owning the stock. While the rest of the market fretted over the impact of higher capital investments on the company's profits, I believed this was a short-term issue. Indeed, over the period we started to see Amazon's spending slow, which helped to improve its operating leverage, profits and cash flow. The company also announced its first share buyback, which should further enhance returns going forward. While I trimmed the position somewhat on strength, I remain constructive on the company's prospects.

British Sky Broadcasting (BSkyB), a U.K.-based cable and telephone service company, was another strong contributor. Not only does BSkyB continue to report solid financial results, I believe it also has the potential to expand its margins while achieving close to 10% in top line revenue growth. Its roll-out of new broadband products could increase both its subscriber base and the revenues per subscriber.

A standout among the Portfolio's health care investments was U.S. pharmacy benefits manager Medco Health Solutions. I expect this business to benefit from the increasing use of generic drugs by U.S. consumers, as well as from improving operating leverage and free cash flow generation.

Homebuilding Stocks Detracted from Results

Performance was hindered by the lack of exposure to the surging energy sector. Additionally, the Portfolio's holdings in the industrials sector failed to keep pace with strong benchmark performance in that area. Also weighing on results were investments in several U.S. homebuilders.

Homebuilder Pulte Homes was the Portfolio's largest detractor, followed by Lennar and Centex. All three declined amid uncertainty over the strength of the spring home-selling season, lingering worries that defaults on subprime mortgages could add to existing home inventories and concerns with the overall weak homebuilding industry fundamentals. Despite

2 Janus Aspen Series June 30, 2007

(unaudited)

these pressures, I believed that the shares were undervalued, given that they trade close to the value of the land owned by these companies. Consequently, I used the weakness to add to my investments in the stocks.

Portfolio Positioning

The Portfolio maintains its significant weighting in the consumer discretionary and information technology sectors, with no exposure to either the utilities or energy areas. BSkyB, Dell and Willis Group Holdings are the three largest holdings as of period end.

In terms of country exposure, about half of the Portfolio is invested in the U.S. There are no significant country or currency mismatches relative to the Index. Furthermore, I believe stock selection and sector weights should be the primary determinant of relative performance.

While I have maintained investments in a collection of homebuilders given the prospects for a rebound in these shares, this type of deep-value investment is less common in the Portfolio today. In general, the Portfolio has moved toward companies I believe are stable cash-generators with long-term competitive advantages. Special situations – stocks I believe are drastically mispriced relative to underlying asset values or potential restructuring benefits – are harder to find in this market environment than they were three years ago.

Outlook

With most equity indices around the world near multiyear or all-time highs at the end of the period, I will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit-quality issues in the subprime mortgage market, the U.S. economy has remained healthy. Should any signs of a U.S. slowdown appear, I believe markets around the world could experience an adverse reaction.

Second, corporate M&A and private equity transactions, which have supported higher equity valuations in the U.S., have swept into Europe and contributed to higher prices there. While watching developments on the economic and liquidity fronts, I will continue to adhere to my rigorous stock selection process in order to identify promising investments that may be trading at a discount to their intrinsic value.

Thank you for your investment in Janus Aspen Worldwide Growth Portfolio.

Janus Aspen Series June 30, 2007 3

Janus Aspen Worldwide Growth Portfolio (unaudited)

Janus Aspen Worldwide Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Amazon.com, Inc.	1.98%
British Sky Broadcasting Group PLC	1.40%
Expedia, Inc.	0.96%
Medco Health Solutions, Inc.	0.94%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.89%

5 Largest Detractors from Performance – Holdings

Contribution
Pulte Homes, Inc.	(0.58)%
Lennar Corp. - Class A	(0.55)%
Centex Corp.	(0.46)%
Ryland Group, Inc.	(0.21)%
Citigroup, Inc.	(0.09)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Consumer Discretionary	5.28%	35.61%	11.38%
Information Technology	2.57%	20.58%	10.31%
Financials	1.69%	19.77%	26.02%
Materials	1.48%	5.44%	6.26%
Health Care	1.09%	6.85%	9.02%

5 Lowest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Energy	0.00%	0.00%	9.00%
Utilities	0.00%	0.00%	4.38%
Industrials	0.45%	5.29%	10.95%
Consumer Staples	0.58%	3.20%	8.13%
Telecommunication Services	0.59%	3.28%	4.55%

4 Janus Aspen Series June 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2007
Dell, Inc. Computers	5.9%
British Sky Broadcasting Group PLC Television	5.8%
Willis Group Holdings, Ltd. Insurance Brokers	4.2%
Tyco International, Ltd. (U.S. Shares) Diversified Operations	3.8%
Yahoo!, Inc. Web Portals/Internet Service Providers	3.4%
23.1%

Asset Allocation – (% of Net Assets)

As of June 30, 2007

Emerging markets comprised 1.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2007	As of December 31, 2006

Janus Aspen Series June 30, 2007 5

Janus Aspen Worldwide Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2007										Expense Ratios – for the fiscal year ended December 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	13.00%	32.06%		9.50%		6.91%		11.71%		0.64%
Janus Aspen Worldwide Growth Portfolio - Service Shares	12.84%	31.72%		9.23%		6.60%		11.41%		0.90%
Janus Aspen Worldwide Growth Portfolio - Service II Shares	12.87%	31.73%		9.23%		6.60%		11.42%		0.90%
Morgan Stanley Capital International World IndexSM	9.17%	23.59%		14.00%		7.05%		9.04%
Lipper Quartile - Institutional Shares	–	1	st	4	th	4	th	2	nd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Global Funds	–	8/94		59/62		20/25		3/10

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio's base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Portfolio for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than performance of the Portfolio's primary benchmark index for that period.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts upward or downward based on the Portfolio's performance relative to an approved benchmark index over a performance measurement period.

6 Janus Aspen Series June 30, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/2007)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,130.00	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26
Expense Example - Service Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/2007)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,128.40	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51
Expense Example - Service II Shares	Beginning Account Value (1/1/07)	Ending Account Value (6/30/2007)	Expenses Paid During Period (1/1/07-6/30/07)(1)
Actual	$1,000.00	$1,128.70	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51

(1) Expenses are equal to the annualized expense ratio of 0.65% for Institutional Shares, 0.90% for Service Shares and 0.90% for Service II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Portfolio's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – September 13, 1993

Janus Aspen Series June 30, 2007 7

Janus Aspen Worldwide Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Common Stock - 96.5%
Advertising Services - 0.5%
457,355	WPP Group PLC	$6,841,799
Agricultural Chemicals - 3.4%
383,790	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	29,924,106
108,363	Syngenta A.G.	21,128,620
		51,052,726
Apparel Manufacturers - 3.1%
3,632,600	Esprit Holdings, Ltd.	46,246,295
Applications Software - 1.3%
3,994,865	Misys PLC	18,666,426
Audio and Video Products - 1.0%
303,500	Sony Corp.	15,595,550
Automotive - Cars and Light Trucks - 1.9%
299,020	BMW A.G.#	19,258,505
795,666	Nissan Motor Company, Ltd.	8,525,986
		27,784,491
Broadcast Services and Programming - 1.8%
636,935	Liberty Global, Inc. - Class A*	26,139,812
Building - Residential and Commercial - 5.4%
494,590	Centex Corp.#	19,833,059
560,530	Lennar Corp. - Class A	20,492,977
942,565	Pulte Homes, Inc.#	21,160,584
494,225	Ryland Group, Inc.#	18,469,188
		79,955,808
Building and Construction Products - Miscellaneous - 0.2%
75,435	USG Corp.*	3,699,332
Cellular Telecommunications - 1.7%
7,546,883	Vodafone Group PLC	25,395,009
Chemicals - Diversified - 1.5%
306,600	Shin-Etsu Chemical Company, Ltd.	21,873,985
Computers - 5.9%
3,050,325	Dell, Inc.*	87,086,778
Computers - Memory Devices - 0.6%
493,820	EMC Corp.*	8,938,142
Distribution/Wholesale - 0.8%
3,448,800	Li & Fung, Ltd.	12,451,044
Diversified Operations - 3.9%
1,632,000	Galaxy Entertainment Group, Ltd.*	1,588,388
1,671,155	Tyco International, Ltd. (U.S. Shares)	56,468,327
		58,056,715
E-Commerce/Products - 2.2%
480,093	Amazon.com, Inc.*,#	32,843,162
E-Commerce/Services - 4.9%
778,220	eBay, Inc.*	25,043,120
1,007,030	Expedia, Inc.*,#	29,495,908
547,855	IAC/InterActiveCorp*,#	18,961,262
		73,500,290
Electronic Components - Miscellaneous - 2.3%
819,119	Koninklijke (Royal) Philips Electronics N.V.	34,725,018
Electronic Components - Semiconductors - 2.6%
3,562,540	ARM Holdings PLC	10,417,732
16,840	Samsung Electronics Company, Ltd.	10,288,002
479,490	Texas Instruments, Inc.	18,043,209
		38,748,943

Shares or Principal Amount		Value
Energy - Alternate Sources - 0.2%
92,620	Suntech Power Holdings Company, Ltd. (ADR)*	$3,377,851
Finance - Investment Bankers/Brokers - 5.6%
360,259	Citigroup, Inc.	18,477,684
845,908	JP Morgan Chase & Co.	40,984,243
392,784	UBS A.G.	23,480,253
		82,942,180
Finance - Mortgage Loan Banker - 1.6%
117,450	Fannie Mae	7,673,009
332,437	Housing Development Finance Corporation, Ltd.	16,598,345
		24,271,354
Food - Retail - 0.6%
104,613	Metro A.G.#	8,654,863
Insurance Brokers - 4.2%
1,423,842	Willis Group Holdings, Ltd.#	62,734,479
Investment Companies - 0.2%
125,446	RHJ International*	2,470,906
Medical - Biomedical and Genetic - 1.0%
267,375	Amgen, Inc.*	14,783,164
Medical - Drugs - 2.0%
188,145	Merck & Company, Inc.	9,369,621
292,080	Pfizer, Inc.	7,468,486
71,089	Roche Holding A.G.	12,610,720
		29,448,827
Medical - HMO - 2.0%
137,845	Aetna, Inc.	6,809,543
109,560	Coventry Health Care, Inc.*	6,316,134
333,015	UnitedHealth Group, Inc.	17,030,387
		30,156,064
Multimedia - 1.2%
447,098	Publishing & Broadcasting, Ltd.	7,411,097
326,855	Walt Disney Co.	11,158,830
		18,569,927
Networking Products - 2.1%
1,098,565	Cisco Systems, Inc.*	30,595,035
Pharmacy Services - 2.0%
374,495	Medco Health Solutions, Inc.*	29,206,865
Property and Casualty Insurance - 2.6%
958,000	Millea Holdings, Inc.	39,315,199
Radio - 0%
29,907	Citadel Broadcasting Corp.	192,900
Real Estate Management/Services - 1.1%
76,500	Daito Trust Construction Company, Ltd.	3,639,842
443,000	Mitsubishi Estate Company, Ltd.	12,007,372
		15,647,214
Real Estate Operating/Development - 1.1%
3,065,000	CapitaLand, Ltd.	16,192,911
Reinsurance - 2.4%
9,863	Berkshire Hathaway, Inc. - Class B*	35,556,115
Retail - Apparel and Shoe - 1.6%
414,109	Industria de Diseno Textil S.A.	24,427,139

See Notes to Schedules of Investments and Financial Statements.
8 Janus Aspen Series June 30, 2007

Schedule of Investments (unaudited)

As of June 30, 2007

Shares or Principal Amount		Value
Retail - Consumer Electronics - 1.2%
170,090	Yamada Denki Company, Ltd.	$17,735,212
Retail - Drug Store - 1.5%
625,300	CVS/Caremark Corp.	22,792,185
Schools - 0.5%
122,200	Apollo Group, Inc. - Class A*	7,140,146
Semiconductor Components/Integrated Circuits - 1.2%
946,900	Marvell Technology Group, Ltd.*,#	17,243,049
Semiconductor Equipment - 0.5%
277,540	ASML Holding N.V.*	7,648,442
Soap and Cleaning Preparations - 1.0%
270,829	Reckitt Benckiser PLC	14,829,518
Telecommunication Equipment - Fiber Optics - 0.5%
317,550	Corning, Inc.*	8,113,403
Telephone - Integrated - 1.6%
1,175,765	Sprint Nextel Corp.	24,350,093
Television - 5.8%
6,735,415	British Sky Broadcasting Group PLC#	86,322,987
Transportation - Services - 0.9%
187,415	United Parcel Service, Inc. - Class B	13,681,295
Web Portals/Internet Service Providers - 3.4%
1,849,350	Yahoo!, Inc.*	50,172,866
Wireless Equipment - 1.9%
998,750	Nokia Oyj	28,077,385
Total Common Stock (cost $1,080,241,319)		1,436,250,899
Money Markets - 2.9%
4,101,621	Janus Institutional Cash Management Fund - Institutional Shares, 5.34%	4,101,621
38,598,224	Janus Institutional Money Market Fund - Institutional Shares, 5.28%	38,598,224
Total Money Markets (cost $42,699,845)		42,699,845
Other Securities - 7.1%
67,365,328	Foreign Government Bonds†	67,365,328
38,517,026	State Street Navigator Securities Lending Prime Portfolio†	38,517,026
Total Other Securities (cost $105,882,354)		105,882,354
Total Investments (total cost $1,228,823,518) – 106.5%		1,584,833,098
Liabilities, net of Cash, Receivables and Other Assets – (6.5)%		(96,327,937)
Net Assets – 100%		$1,488,505,161

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$7,411,097	0.5%
Belgium	2,470,906	0.2%
Bermuda	195,143,194	12.3%
Canada	29,924,106	1.9%
Cayman Islands	3,377,851	0.2%
Finland	28,077,385	1.8%
Germany	27,913,368	1.8%
Hong Kong	1,588,388	0.1%
India	16,598,345	1.0%
Japan	118,693,146	7.5%
Netherlands	42,373,460	2.7%
Singapore	16,192,911	1.0%
South Korea	10,288,002	0.6%
Spain	24,427,139	1.5%
Switzerland	57,219,593	3.6%
United Kingdom	162,473,471	10.3%
United States††	840,660,736	53.0%
Total	$1,584,833,098	100.0%

††Includes Short-Term Securities and Other Securities (43.7% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series June 30, 2007 9

Statement of Assets and Liabilities

As of June 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Worldwide Growth Portfolio
Assets:
Investments at cost(1)	$1,228,824
Investments at value(1)	$1,584,833
Cash	126
Cash denominated in foreign currency (cost $636)	636
Receivables:
Investments sold	23,770
Portfolio shares sold	502
Dividends	1,327
Interest	117
Other assets	2
Total Assets	1,611,313
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	105,882
Investments purchased	14,160
Portfolio shares repurchased	1,750
Advisory fees	841
Transfer agent fees and expenses	–
Distribution fees - Service Shares	50
Distribution fees - Service II Shares	–
Non-interested Trustees' fees and expenses	17
Accrued expenses	108
Total Liabilities	122,808
Net Assets	$1,488,505
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$2,832,572
Undistributed net investment income/(loss)*	1,318
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(1,701,392)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	356,007
Total Net Assets	$1,488,505
Net Assets - Institutional Shares	$1,245,138
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	34,068
Net Asset Value Per Share	$36.55
Net Assets - Service Shares	$243,353
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,714
Net Asset Value Per Share	$36.24
Net Assets - Service II Shares	$14
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)**	371
Net Asset Value Per Share	$36.34

*  See Note 3 in Notes to Financial Statements.

**  Shares Outstanding - Service II Shares are not in thousands.

(1)  Investments at cost and value include $101,408,290 of securities loaned. (Note 1)

See Notes to Financial Statements.
10 Janus Aspen Series June 30, 2007

Statement of Operations

For the six-month period ended June 30, 2007 (unaudited) (all numbers in thousands)	Janus Aspen Worldwide Growth Portfolio
Investment Income:
Interest	$–
Securities lending income	147
Dividends	9,901
Dividends from affiliates	413
Foreign tax withheld	(457)
Total Investment Income	10,004
Expenses:
Advisory fees	4,461
Transfer agent fees and expenses	3
Registration fees	12
Custodian fees	60
Professional fees	14
Non-interested Trustees' fees and expenses	28
Distribution fees - Service Shares	276
Distribution fees - Service II Shares	–
Other expenses	130
Non-recurring costs (Note 2)	1
Costs assumed by Janus Capital Management LLC (Note 2)	(1)
Total Expenses	4,984
Expense and Fee Offset	(2)
Net Expenses	4,982
Less: Excess Expense Reimbursement	(30)
Net Expenses after Expense Reimbursement	4,952
Net Investment Income/(Loss)	5,052
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	96,019
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	75,029
Payment from affiliate (Note 2)	–
Net Gain/(Loss) on Investments	171,048
Net Increase/(Decrease) in Net Assets Resulting from Operations	$176,100

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 11

Statements of Changes in Net Assets

For the six-month period ended June 30, 2007 (unaudited) and for the fiscal year ended December 31, 2006	Janus Aspen Worldwide Growth Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$5,052	$22,688
Net realized gain/(loss) from investment and foreign currency transactions	96,019	161,349
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	75,029	48,684
Payment from affiliate (Note 2)	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	176,100	232,721
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(5,145)	(20,570)
Service Shares	(785)	(3,143)
Service II Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(5,930)	(23,713)
Capital Share Transactions:
Shares sold
Institutional Shares	20,219	25,723
Service Shares	29,736	20,086
Service II Shares	–	–
Redemption fees
Service II Shares	–	–
Reinvested dividends and distributions
Institutional Shares	5,145	20,570
Service Shares	785	3,143
Service II Shares	–	–
Shares repurchased
Institutional Shares	(132,718)	(482,013)
Service Shares	(22,950)	(44,091)
Service II Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	(99,783)	(456,582)
Net Increase/(Decrease) in Net Assets	70,387	(247,574)
Net Assets:
Beginning of period	1,418,118	1,665,692
End of period	$1,488,505	$1,418,118
Undistributed net investment income/(loss)*	$1,318	$2,196

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series June 30, 2007

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Worldwide Growth Portfolio
fiscal year ended December 31	2007	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$32.48	$27.96		$26.78		$25.82		$21.05	$28.54
Income from Investment Operations:
Net investment income/(loss)	.14	.54		.44		.28		.23	.23
Net gain/(loss) on securities (both realized and unrealized)	4.08	4.50		1.11		.94		4.79	(7.50)
Total from Investment Operations	4.22	5.04		1.55		1.22		5.02	(7.27)
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.52)		(.37)		(.26)		(.25)	(.22)
Distributions (from capital gains)*	–	–		–		–		–	–
Tax return of capital*	–	–		–		–		– (1)	–
Payment from affiliate	–	–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	(.15)	(.52)		(.37)		(.26)		(.25)	(.22)
Net Asset Value, End of Period	$36.55	$32.48		$27.96		$26.78		$25.82	$21.05
Total Return**	13.00%	18.24	%(3)	5.87	%(4)	4.78	%(3)	23.99%	(25.50)%
Net Assets, End of Period (in thousands)	$1,245,138	$1,208,155		$1,464,300		$2,491,921		$3,743,762	$3,722,823
Average Net Assets for the Period (in thousands)	$1,224,112	$1,271,755		$1,767,226		$3,232,578		$3,672,695	$4,703,406
Ratio of Gross Expenses to Average Net Assets***(5)	0.65%	0.61%		0.61%		0.66%		0.71%	0.70%
Ratio of Net Expenses to Average Net Assets***(5)	0.65%	0.61%		0.61%		0.66%		0.71%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.74%	1.59%		1.33%		0.99%		1.08%	0.88%
Portfolio Turnover Rate***	25%	46%		41%		120%		126%	73%

Service Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Worldwide Growth Portfolio
fiscal year ended December 31	2007	2006	2005		2004		2003	2002
Net Asset Value, Beginning of Period	$32.22	$27.76	$26.62		$25.70		$20.95	$28.38
Income from Investment Operations:
Net investment income/(loss)	.09	.36	.29		.17		.17	.14
Net gain/(loss) on securities (both realized and unrealized)	4.05	4.58	1.18		.99		4.77	(7.43)
Total from Investment Operations	4.14	4.94	1.47		1.16		4.94	(7.29)
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.48)	(.33)		(.24)		(.19)	(.14)
Distributions (from capital gains)*	–	–	–		–		–	–
Tax return of capital*	–	–	–		–		– (1)	–
Payment from affiliate	–	–	–	(2)	–	(2)	–	–
Total Distributions and Other	(.12)	(.48)	(.33)		(.24)		(.19)	(.14)
Net Asset Value, End of Period	$36.24	$32.22	$27.76		$26.62		$25.70	$20.95
Total Return**	12.84%	17.97%	5.57	%(4)	4.53	%(3)	23.68%	(25.71)%
Net Assets, End of Period (in thousands)	$243,353	$209,951	$201,382		$235,999		$236,991	$192,629
Average Net Assets for the Period (in thousands)	$222,279	$195,343	$206,310		$232,280		$207,451	$188,639
Ratio of Gross Expenses to Average Net Assets***(5)	0.90%	0.86%	0.86%		0.91%		0.96%	0.95%
Ratio of Net Expenses to Average Net Assets***(5)	0.90%	0.86%	0.86%		0.91%		0.96%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.50%	1.29%	1.11%		0.74%		0.80%	0.64%
Portfolio Turnover Rate***	25%	46%	41%		120%		126%	73%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(4)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(5)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series June 30, 2007 13

Financial Highlights (continued)

Service II Shares

For a share outstanding during the six-month period ended June 30, 2007 (unaudited) and through each	Janus Aspen Worldwide Growth Portfolio
fiscal year ended December 31	2007	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$32.30	$27.85	$26.70		$25.79	$21.02	$28.49
Income from Investment Operations:
Net investment income/(loss)	.09	.36	.30		.17	.17	.15
Net gain/(loss) on securities (both realized and unrealized)	4.07	4.58	1.19		.98	4.79	(7.47)
Total from Investment Operations	4.16	4.94	1.49		1.15	4.96	(7.32)
Distributions and Other:
Dividends (from net investment income)*	(.12)	(.49)	(.34)		(.24)	(.19)	(.15)
Distributions (from capital gains)*	–	–	–		–	–	–
Tax return of capital*	–	–	–		–	– (1)	–
Redemption fees	–	–	–		–	–	–
Payment from affiliate	–	–	–	(2)	–	–	–
Total Distributions and Other	(.12)	(.49)	(.34)		(.24)	(.19)	(.15)
Net Asset Value, End of Period	$36.34	$32.30	$27.85		$26.70	$25.79	$21.02
Total Return**	12.87%	17.92%	5.63	%(3)	4.50%	23.70%	(25.71)%
Net Assets, End of Period (in thousands)	$14	$12	$10		$10	$9	$7
Average Net Assets for the Period (in thousands)	$13	$11	$10		$9	$8	$9
Ratio of Gross Expenses to Average Net Assets***(4)	0.90%	0.86%	0.86%		0.91%	0.96%	0.95%
Ratio of Net Expenses to Average Net Assets***(4)	0.90%	0.86%	0.85%		0.91%	0.96%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	1.26%	1.12%		0.74%	0.80%	0.64%
Portfolio Turnover Rate***	25%	46%	41%		120%	126%	73%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
14 Janus Aspen Series June 30, 2007

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned security; a portion or all of the security is on loan as of June 30, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Janus Aspen Series June 30, 2007 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Worldwide Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio - Service II Shares on December 31, 2001.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.
Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in

16 Janus Aspen Series June 30, 2007

recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2007
Janus Aspen Worldwide Growth Portfolio	$101,408,290

As of June 30, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2007
Janus Aspen Worldwide Growth Portfolio	$105,882,354

The Portfolio invested $38,517,026 of the cash collateral in the State Street Navigator Securities Lending Prime Portfolio and $67,365,328 in Foreign Government Bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of June 30, 2007, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the

Janus Aspen Series June 30, 2007 17

Notes to Financial Statements (unaudited) (continued)

underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of June 30, 2007, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" (uncovered) short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of June 30, 2007, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of June 30, 2007, the Portfolio was not invested in equity-linked structured notes.

18 Janus Aspen Series June 30, 2007

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of June 30, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%.

For Janus Aspen Worldwide Growth Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark, as shown below:

Portfolio	Benchmark Index
Janus Aspen Worldwide Growth Portfolio	MSCI World IndexSM

Only the base fee rate applied until February 2007 for Janus Aspen Worldwide Growth Portfolio, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by Janus Aspen Worldwide Growth Portfolio consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment

Janus Aspen Series June 30, 2007 19

Notes to Financial Statements (unaudited) (continued)

("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Portfolio's performance-based fee structure has been in effect for at least 12 months. When the Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Aspen Worldwide Growth Portfolio. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio's relative performance of its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The Portfolio's prospectus and statement of additional information contains additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the base fee plus/minus any performance adjustment.

Effective for the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio's advisory fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver applied for any calendar month in the Waiver Period if the Portfolio's performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the advisory fee, was less than benchmark performance for that period.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $1,290 was paid by the Portfolio during the six-month period ended June 30, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2007.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the six-month period ended June 30, 2007.

During the fiscal year ended December 31, 2006, Janus Services reimbursed the Portfolio $22 for Institutional Shares, as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

For the six-month period ended June 30, 2007, Janus Capital assumed $16,033 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will

20 Janus Aspen Series June 30, 2007

be allocated based on the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/07
Janus Aspen Worldwide Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$22,134,606	$18,032,985	$46,643	$4,101,621
Janus Institutional Cash Reserves Fund	6,285,126	16,169,021	81,029	–
Janus Institutional Money Market Fund – Institutional Shares	107,434,922	68,836,698	233,786	38,598,224
Janus Money Market Fund – Institutional Shares	54,609,081	54,609,081	51,699	–
	$190,463,735	$157,647,785	$413,157	$42,699,845

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2007 are noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Worldwide Growth Portfolio	$1,240,420,958	$383,600,175	$(39,188,035)	$344,412,140

Net capital loss carryovers as of December 31, 2006 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2006

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Worldwide Growth Portfolio	$(543,535,782)	$(989,588,014)	$(253,061,503)	$(1,786,185,299)

During the fiscal year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Worldwide Growth Portfolio	$169,791,339

Janus Aspen Series June 30, 2007 21

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31	Institutional Shares		Service Shares		Service II Shares
Portfolio	2007(1)	2006(1)	2007(1)	2006(1)	2007(1)	2006(1)
Janus Aspen Worldwide Growth Portfolio	0.66%	0.64%	0.91%	0.90%	0.90%	0.90%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2007 (unaudited) and the fiscal year ended December 31, 2006	Janus Aspen Worldwide Growth Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	585	884
Reinvested dividends and distributions	141	701
Shares repurchased	(3,860)	(16,761)
Net Increase/(Decrease) in Portfolio Shares	(3,134)	(15,176)
Shares Outstanding, Beginning of Period	37,202	52,378
Shares Outstanding, End of Period	34,068	37,202
Transactions in Portfolio Shares – Service Shares
Shares sold	854	683
Reinvested dividends and distributions	22	108
Shares repurchased	(679)	(1,527)
Net Increase/(Decrease) in Portfolio Shares	197	(736)
Shares Outstanding, Beginning of Period	6,517	7,253
Shares Outstanding, End of Period	6,714	6,517
Transactions in Portfolio Shares – Service II Shares(1)
Shares sold	–	–
Reinvested dividends and distributions	1	6
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	1	6
Shares Outstanding, Beginning of Period	370	364
Shares Outstanding, End of Period	371	370

(1)  Transactions in Portfolio Shares - Service II Shares are not in thousands.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Worldwide Growth Portfolio	$176,229,182	$320,214,169	$–	$–

22 Janus Aspen Series June 30, 2007

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

Janus Aspen Series June 30, 2007 23

Notes to Financial Statements (unaudited) (continued)

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

24 Janus Aspen Series June 30, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series June 30, 2007 25

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio

26 Janus Aspen Series June 30, 2007

shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

Janus Aspen Series June 30, 2007 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series June 30, 2007

Notes

Janus Aspen Series June 30, 2007 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/07)

C-0807-894  109-24-703 08-07

Item 2 -	Code of Ethics
Not applicable to semiannual reports.

Item 3 -	Audit Committee Financial Expert
Not applicable to semiannual reports.

Item 4 -	Principal Accountant Fees and Services
Not applicable to semiannual reports.

Item 5 -	Audit Committee of Listed Registrants
Not applicable.

Item 6 -	Schedule of Investments
Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

1

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies
Not applicable.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 -	Controls and Procedures

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

	(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

	(a) (3)	Not applicable to open-end companies.

(b)

A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

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Signatures

Pursuant to the requirements of the Securities Exchange  Act  of 1934 and  the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)

Date: August 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following persons on behalf of the Registrant and in the capacities  and on the dates indicated.

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)

Date: August 23, 2007

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: August 23, 2007

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